                       STATEMENT OF ADDITIONAL INFORMATION

                               JOHN HANCOCK TRUST

                   (formerly, Manufacturers Investment Trust)
                                  (the "Trust")


      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectus dated April 30, 2005 relating to the following four portfolios: American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust. The Trust's prospectus may be obtained from the Trust, 601 Congress Street, Boston, Massachusetts, 02210.



      The date of this Statement of Additional Information is April 30, 2005

                                TABLE OF CONTENTS

Master-Feeder Structure
Additional Risks of Investing in Each Portfolio
Investment Policies and Restrictions
Portfolio Turnover
Management of the Trust
Investment Management Arrangements
Distributor; Rule 12b-1 Plans of the Portfolios
Rule 12b-1 Plans of the Master Funds
Portfolio Brokerage
Purchase and Redemption of Shares


Determination of Net Asset Value of the Master Fund


Policy Regarding Disclosure of Portfolio Holdings


Shareholders of the Trust


History of the Trust
Organization of the Trust
Additional Information Concerning Taxes
Report to Shareholders


Independent Registered Public Accounting Firms


Custodian
Code of Ethics


Proxy Voting Policies


APPENDIX I: Disclosure Regarding Portfolio Managers of the Trust Portfolios
    Capital Research Management Company


            Applicable to American Growth Trust, American International Trust,

            American Blue Chip Income and Growth Trust

            and American Growth-Income Trust


APPENDIX II:  Proxy Voting Policies
      John Hancock Trust (applicable to all Portfolios)
      Capital Research Management Company


            Applicable to American Growth Trust, American International Trust,

            American Blue Chip Income and Growth Trust

            and American Growth-Income Trust


                             MASTER-FEEDER STRUCTURE

      Each portfolio described in this statement of additional information operates as a "feeder fund" which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each portfolio has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series ("American Funds"). Each portfolio's master fund is listed below:


              TRUST FEEDER FUND                    AMERICAN FUND MASTER FUND

              American Growth Trust                Growth Fund (Class 2 shares)


American International Trust                         International Fund (Class 2 shares)

American Blue Chip Income and Growth Trust           Blue Chip Income and Growth Fund (Class 2 shares)

American Growth-Income Trust                         Growth-Income Fund (Class 2 shares)



A portfolio may withdraw its entire investment from a master fund at any time the Board of Trustees decides it is in the best interest of the shareholders of the portfolio to do so.

      The Board of Trustees of the master fund formulate the general policies of each master fund and meets periodically to review each master fund's performance, monitor investment activities and practices and discuss other matter affecting each master fund.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE AMERICAN FUND MASTER FUND IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

                 ADDITIONAL RISKS OF INVESTING IN EACH PORTFOLIO

   The following supplements the disclosure in the prospectus regarding the risks of investing in each portfolio.

Each of the portfolios, except the American Blue Chip Income and Growth Trust, may invest in securities of small and medium sized companies. The risks of investing in such securities are set forth below.

SMALL OR UNSEASONED COMPANIES

   - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

   - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

   - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

   - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

   - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

   - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

                      INVESTMENT POLICIES AND RESTRICTIONS

      The investment policies and restrictions of each master fund are described in the statement of additional information for the master funds which is delivered together with this statement of additional information.

      REPURCHASE AGREEMENTS

      Each of the portfolios may invest in repurchase agreements. The following information supplements the information in the prospectus regarding repurchase agreements.

      Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

      Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

      The portfolios shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the portfolios quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

            Federal Reserve System member bank,
   primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or broker/dealer which reports U.S.Government securities positions to the Federal Reserve Board.

The portfolio will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

      The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

      INVESTMENT RESTRICTIONS

      Each portfolio has adopted the following nonfundamental investment restriction to enable it to invest in its corresponding master fund:

      Notwithstanding any other investment policy of the portfolio, the portfolio may invest all of its net assets in an open-end management investment company having substantially the same investment objective and limitations as the Portfolio.

      Each portfolio has also adopted the same investment restrictions as the master fund in which it invests. Each of the restrictions is fundamental in the case of the master fund. In the case of each portfolio, restrictions 6, 9, 10, 11 and 12 are nonfundamental and all other restrictions are fundamental. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

      When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

INVESTMENT RESTRICTIONS OF THE AMERICAN GROWTH TRUST, AMERICAN INTERNATIONAL TRUST, AMERICAN GROWTH-INCOME TRUST AND AMERICAN BLUE CHIP INCOME AND GROWTH TRUST

Each portfolio may not:

1. Invest more than 5% of the value of its the total assets in the securities of anyone issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the portfolio's total assets.

2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

3. Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

4. Invest in real estate (including limited partnership interests, but excluding securities of companies. such as real estate investment trusts, which deal in real estate or interests therein).

5. Purchase commodities or commodity contracts; except that the American International Trust may engage in transactions involving currencies (including forward or futures contracts and put and call options).

6. Invest in companies for the purpose of exercising control or management.

7. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the portfolio will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

9. Purchase securities on margin.

10. Sell securities short, except to the extent that the portfolio contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.

11. Invest in puts, calls, Straddles, spreads or any combination thereof; except as described above in Investment Restriction number 5.

12. Invest in securities of other investment companies, except as permitted by the 1940 Act.

13. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

Notwithstanding investment restriction number 12, the master funds may invest in securities of other managed investment companies if deemed advisable by their officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

Notwithstanding investment restriction number 13, the portfolios may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933.

Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

      In order to comply with Rule 35d-1 under the 1940 Act, the following policies of the portfolios are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.


AMERICAN GROWTH TRUST, AMERICAN INTERNATIONAL TRUST, AMERICAN GROWTH- INCOME TRUST AND AMERICAN BLUE CHIP INCOME AND GROWTH TRUST


Not subject to 80% rule.

                               PORTFOLIO TURNOVER

      The portfolio turnover of the master funds is described in the prospectus for the master funds which is delivered together with the prospectus for the portfolios.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee and officer oversees all Trust portfolios.

                             DISINTERESTED TRUSTEES

                       POSITION WITH              PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE    THE TRUST               DURING PAST FIVE YEARS
---------------------  -------------  ---------------------------------------------
Don B. Allen           Trustee        Adviser, Sinicon Plastics Inc (plastic
601 Congress Street    (since 1985)   injection molding)
Boston, MA  02210
Age: 76

Charles L. Bardelis    Trustee        President and Executive Officer, Island
601 Congress Street    (since 1988)   Commuter Corp. (Marine Transport).
Boston, MA  02210
Age: 63

Elizabeth G. Cook      Trustee        Expressive Arts Therapist, Dana Farber
601 Congress Street    (since 2004)*  Cancer Institute; President, The Advertising
Boston, MA  02210                     Club of Greater Boston
Age: 67

Hassell H. McClellan   Trustee        Associate Professor, The Graduate School of
601 Congress Street    (since 2004)*  the Wallace E. Carroll School of Management,
Boston, MA 02210                      Boston College
Age: 59

James. M. Oates        Trustee        Managing Director, Wydown Group (financial
601 Congress Street,   (since 2004)   consulting firm)(since 1994); Chairman,
Boston, MA 02210-2801                 Emerson Investment Management, Inc. (since
                                      2000); Chairman, Hudson Castle Group, Inc.
Age: 58                               (formerly IBEX Capital Markets, Inc.)
                                      (financial services company) (since 1997)

                                      Director of the following publicly traded companies: Stifel Financial, Director
                                      (since 1996); Investor Financial
                                      Services Corporation, Director (since
                                      1995); Connecticut River Bancorp, Director
                                      (since 1998)

                                      Director of the following registered
                                      investment company: Phoenix Mutual Funds,
                                      Director (since 1988) .

F. David Rolwing       Trustee        Former Chairman, President and CEO,
601 Congress Street    (since         Montgomery Mutual Insurance Company, 1991 to
Boston, MA  02210      1997**)        1999. (Retired 1999).
Age: 70

*Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

**Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

The Trust from time to time changes subadvisers or engages new subadvisers to the portfolios. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During the two most recent calendar years, the following independent Trustees (or their immediate family members) owned shares (the value of which exceeded $60,000) of the controlling parents of companies that will commence operations on April 29, 2005. F. David Rolwing and James M. Oates both owned Bank of America (controlling parent of Marsico Capital Management, LLC). F. David Rolwing also owned Wells Fargo & Company (controlling parent of Wells Fargo Fund Management, LLC). James M. Oates also owned State Street Corporation (controlling parent of SSgA Funds Management, Inc.). In addition, Mr. Oates who was elected a Trustee on December 3, 2004, owned shares of Citicorp (controlling parent of Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited. At December 31, 2004, these Trustees and the other Independent Trustees (and their immediate family members) did not own any shares of a company that was serving, or had been approved by the board to serve, as subadviser to a Trust portfolio or any company controlling, controlled by or under common control with such a subadviser.

          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST


                       Position with                Principal Occupation
Name, Address and Age    the Trust                 During Past Five Years
---------------------  -------------  -------------------------------------------------
John D. DesPrez        Trustee        President and Chief Executive Officer, John
III#*                                 Hancock Financial Services, Inc.; Chairman and
                                      President, The Manufacturers Life Insurance
601 Congress           (since 2000)   Company (U.S.A.), Executive Vice President, U.S.
Street                                Operations, Manulife Financial
Boston, MA  02210
Age: 48

John D. Richardson#*   Chairman       Retired; Former Senior Executive Vice President,
601 Congress Street    of the         Office of the President, Manulife Financial,
Boston, MA  02210      Board of       February 2000 to March 2002 (Retired, March,
Age: 67                Trustees       2002);

                       (since 1997)+  Executive Vice President and General Manager,
                                      U.S. Operations, Manulife Financial, January 1995
                                      to January 2000.

                                      Director of BNS Split Corp, a publicly traded
                                      company listed on the Toronto Stock Exchange.


+ Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

# Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

* Affiliated with the investment adviser.

  James A.            President       Executive Vice President, Manulife Financial
Shepherdson*          (since 2005)    Corporation (Since 2004); Director, President And
                                      Chief Executive Officer, John Hancock Advisers, LLC
601 Congress Street                   (The "Adviser") and the Berkeley Financial Group,
Boston, MA 02210                      LLC ("The Berkeley Group") (Holding Company);
Age: 53                               Director,president and Chief Executive Officer, John
                                      Hancock Funds, LLC. ("John Hancock Funds");
                                      Director, President and Chief Executive Officer,
                                      Sovereign Asset Management Corporation ("SAMCOrp.");
                                      Director, John Hancock Signature Services, Inc.;
                                      Director, Chairman and President, NM Capital
                                      Management, Inc. (NM  Capital); President, John
                                      Hancock Retirement Services, John Hancock Life
                                      Insurance Company (until 2004);

                                      Chairman, Essex Corporation (Until 2004); Co-
                                      Chief Executive Officer Metlife Investors Group
                                      (Until 2003).

                                      Senior Vice President, AXA/Equitable Insurance
                                      Company (until 2000)

Marc Costantini*      Treasurer       Executive Vice President and Chief Financial
                                      Officer, John Hancock Life Insurance Company
                                      (U.S.A.), January 2004 to present.
601 Congress          (since 2004)    General Manager, Managed Accounts, John
Street                                Hancock Life Insurance Company (U.S.A.) and
                                      other positions at Manulife Financial, prior
Boston, MA  02210                     to January 2004.

Age: 35

Andrew Corselli*      Secretary       Vice President and Senior Counsel, U.S.
                                      Operations Law Department, John Hancock Life
200 Clarendon Street  (since 2002)    Insurance Company (U.S.A.), March 2001 to present.
Boston, MA  02116                     The Prudential Insurance Company of America,
Age: 58                               Assistant General Counsel & Chief of Litigation,
                                      June 1988 to June, 2000

Gordon Shone*         Vice President  Senior Vice President, John Hancock Life Insurance
601 Congress Street   and Chief       Company (U.S.A.), January 2001 to present. Vice
Boston, MA  02210     Financial       President, The Manufacturers Life Insurance Company
Age: 48               Officer (Since   (U.S.A.), August 1998 to December 2000.
                      2003)


*Affiliated with the investment adviser.

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

DUTIES AND COMPENSATION OF TRUSTEES

      The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

      The Board of Trustees met seven times during the Trust's last fiscal year. The Board also has a standing Audit Commitee composed of all of the disinterested Trustees. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee met twice during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 601 Congress Street, Boston, MA 02210.

      The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $67,000, a fee of $11,400 for each quarterly meeting of the Trustees that they attend in person and a fee of $5,700 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting, plus the sum of $1,000 for attending any duly constituted meeting of the Nominating Committee, other than routine meetings where specific candidates are not considered. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE**

                                                            TOTAL COMPENSATION FROM
                                AGGREGATE COMPENSATION     TRUST COMPLEX FOR FISCAL
                              FROM TRUST FOR FISCAL  YEAR   YEAR ENDED DECEMBER 31,
 NAMES OF PERSON, POSITION      ENDED DECEMBER 31, 2004*             2004*#
----------------------------  ---------------------------  ------------------------
DISINTERESTED TRUSTEES

Don B. Allen, Trustee               $  115,250                       $  115,250


Charles L. Bardelis, Trustee        $  115,200                       $  115,200


Elizabeth Cook##                        NA                               NA


Hassell H. McClellan##                  NA                               NA


James M. Oates, Trustee***          $   11,400                       $   11,400

F. David Rolwing, Trustee           $  115,250                       $  115,250

TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER

John D. DesPrez, Trustee            $        0                       $        0


John D. Richardson, Trustee         $        0                       $        0


*Compensation received for services as Trustee.

#Trust Complex includes all portfolios of the Trust.

**The Trust does not have a pension or retirement plan for any of its Trusteesor officers.

***Mr. Oates began serving as a Trustee effective December 3, 2004.

## Ms. Cook and Mr. McClellan began serving as Trustees effective March 1, 2005.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS

   The table below lists the amount of securities of each Trust portfolio beneficially owned by each

Trustee as of December 31, 2004. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:


A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                                                                             Trustees Affiliated with THE
                           INDEPENDENT TRUSTEES*                                   INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------
                                        Don B.   Charles L.   James M.   F. David    John D.       John D.
           Trust Portfolio              Allen    Bardelis      Oates      Rolwing   Richardson   DesPrez, III
-------------------------------------   ------   ----------   --------   --------   ----------   ------------
Science and Technology Trust               B         A            A         A          A              A
Pacific Rim Trust (formerly, Pacific       A         A            A         A          A              A
Rim Emerging Markets Trust)
Health Sciences Trust                      A         A                      A          A              A
Emerging Growth Trust                      A         A            A         A          A              A
Aggressive Growth Trust                    A         A            A         A          A              A
Emerging Small Company Trust               A         A            A         C          A              A
Small Company Blend Trust                  C         A            A         A          A              A
Dynamic Growth                             B         A            A         A          A              A
Mid Cap Stock Trust                        A         A            A         A          A              A
Natural Resources Trust                    A         C            A         A          A              A
All Cap Growth                             B         A            A         A          A              A
Trust
Strategic Opportunities Trust              B         A            A         A          A              A
Financial Services Trust                   A         A            A         A          A              A
International Stock Trust                  A         A            A         C          A              A
Overseas Trust                             A         A            A         A          A              A
International Small Cap Trust              B         A            A         A          A              A
International Value Trust                  A         A            A         A          A              A
Quantitative Mid Cap Trust                 A         A            A         C          A              A
Mid Cap Core Trust                         A         A            A         A          A              A
Global Trust (formerly, Global Equity      A         A            A         A          A              A
Trust)
Strategic Growth Trust                     A         A            A         A          A              A
Capital Appreciation Trust                 A         A            A         A          A              A
Quantitative All Cap Trust                 A         A            A         A          A              A
All Cap Core Trust (formerly Growth        A         A            A         A          A              A
Trust)
Large Cap Growth Trust                     A         A            A         A          A              A
Quantitative Equity Trust                  A         A            A         A          A              A
Blue Chip Equity Trust                     A         A            A         A          A              A
U.S. Large Cap Trust                       B         A            A         C          A              A
Strategic Value Trust                      A         A            A         A          A              A
U.S. Large Cap Value Trust                 A         A            A         A          A              A

                                                                   TRUSTEES AFFILIATED WITH THE INVESTMENT
                       INDEPENDENT TRUSTEES*                                        ADVISER
-----------------------------------------------------------------------------------------------------------
                                                                           F.
                                       Don B.   Charles L.   James M.    David     John D.       John D.
         Trust Portfolio               Allen     Bardelis     Oates     Rolwing   Richardson   DesPrez, III
--------------------------------       ------   ----------   --------   -------   ----------   ------------
Utilities Trust                           A          A           A          A          A             A
Real Estate Securities Trust              A          A           A          C          A             A
Small Cap Opportunities Trust             A          A           A          A          A             A
Small Company Value Trust                 C          A           A          A          A             A
Special Value Trust                       A          A           A          A          A             S
Mid Cap Value Trust                       A          A           A          A          A             A
Value Trust                               C          A           A          A          A             A
All Cap Value Trust                       A          A           A          A          A             A
Equity Index Trust                        A          A           A          A          A             A
Fundamental Value Trust                   A          C           A          A          A             A
Growth & INCOME TRUST                     C          A           A          A          A             A
Great Companies - America Trust           A          A           A          A          A             A
Quantitative Value Trust                  A          A           A          A          A             A
Equity-income Trust                       A          A           A          A          A             A
Income & VALUE TRUST                      A          A           A          A          A             A
Balanced Trust                            A          A           A          A          A             A
Global Allocation Trust                   A          A           A          A          A             A
High Yield Trust                          A          A           A          A          A             A
Strategic Bond Trust                      A          A           A          A          A             A
Global Bond Trust                         A          A           A          A          A             A
Diversified Bond Trust                    A          A           A          A          A             A
Investment Quality Bond Trust             A          A           A          A          A             A
Total Return Trust                        A          A           A          A          A             A
Real Return Bond Trust                    A          A           A          A          A             A
U.S. Government Securities Trust          A          A           A          A          A             A
Money Market Trust                        A          A           A          A          A             A
Small Cap Index Trust                     A          A           A          A          A             A
International Index Trust                 A          A           A          A          A             A
Mid Cap Index Trust                       A          A           A          A          A             A
Total Stock Market Index Trust            A          A           A          A          A             A
500 Index Trust                           A          A           A          A          A             E
Lifestyle Aggressive 1000 Trust           A          D           E          A          A             A
Lifestyle Growth 820 Trust                A          D           A          A          A             A
Lifestyle Balanced 640 Trust              A          A           A          A          A             A
Lifestyle Moderate 460 Trust              A          B           A          A          A             A

Lifestyle Conservative 280 Trust             A          A           A          A          A             A
Small-Mid Cap Growth Trust                   A          A           A          A          A             A
Small-Mid Cap Trust                          A          A           A          A          A             A
International Equity Select Trust            A          A           A          A          A             A
Select Growth Trust                          A          A           A          A          A             A
Global Equity Select Trust                   A          A           A          A          A             A
Core Value Trust                             A          A           A          A          A             A
High Grade Bond Trust                        A          A           A          A          A             A
American Growth Trust                        A          A           A          A          A             A
American International Trust                 A          A           A          A          A             A
American Blue Chip Income and Growth Trust   A          A           A          A          A             A

American Growth-Income Trust                 A          A           A          A          A             A
ALL TRUST PORTFOLIOS                         E          E           E          D          A             E


*Elizabeth Cook and Hassell McClellan began serving as Trustees effective March 1, 2005.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

      The portfolio does not have an investment adviser. For information regarding the investment adviser to the master funds see the master fund statement of additional information which is delivered together with this statement of additional information.

                 DISTRIBUTOR; RULE 12B-1 PLANS OF THE PORTFOLIOS

      The Board of Trustees of the Trust have approved a Rule 12b-1 Plan (the "Plans") for both Series I and Series II shares of the portfolios. The purpose of each Plan is encourage the growth and retention of assets of the series of each portfolio subject to a Plan. Series I shares of each portfolio are subject to a Rule 12b-1 fee at an annual rate of up to 0.35% of Series I share average daily net assets. Series II shares of each portfolio are subject to a Rule 12b-1 fee at an annual rate of up to 0.50% of Series II share average daily net assets.


      Rule 12b-1 fees are paid to the Trust's distributor and principal underwriter, John Hancock Distributors LLC (the "Distributor").


      To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

   for any expenses relating to the distribution of the shares of the class,

   for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

      Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

      This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

      The Plan may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. The Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

      During the fiscal year ended December 31, 2004 the following amounts were paid pursuant to the Trust's Rule 12b-1 Plan:

                                 SERIES I SHARES


                                              DISTRIBUTION PAYMENT
                                                TO JOHN HANCOCK
                                                   INVESTMENT
                                              MANAGEMENT SERVICES,
                                                     LLC
                 PORTFOLIO                     (THE DISTRIBUTOR)
------------------------------------------    --------------------
American Growth Trust                               $    32,284
American International Trust                             20,622
American Growth-Income Trust                             17,332
American Blue Chip Income and Growth Trust                7,914


                                SERIES II SHARES


                                              DISTRIBUTION PAYMENT
                                                TO JOHN HANCOCK
                                                   INVESTMENT
                                              MANAGEMENT SERVICES,
                                                      LLC
                 PORTFOLIO                     (THE DISTRIBUTOR)
------------------------------------------    --------------------
American Growth Trust                               $ 2,386,755
American International Trust                          1,044,995
American Growth-Income Trust                          1,773,822
American Blue Chip Income and Growth Trust              881,364

                      RULE 12B-1 PLANS OF THE MASTER FUNDS

Each Master Fund has adopted a Plan of Distribution (the "Master Fund Plan") for its Class 2 shares, pursuant to rule 12b-1 under the 1940 Act. Under the Master Fund Plan the funds may pay 0.25% of each fund's average net assets annually (Class 2 shares only) to finance any distribution activity which is primarily intended to benefit the Class 2 shares of the funds, provided that the Board of Trustees of the funds has approved the categories of expenses for which payment is being made.

For additional information regarding the Master Fund Plan see the master fund statement of additional information which is delivered together with this statement of additional information.

                               PORTFOLIO BROKERAGE

      For information regarding portfolio brokerage of each master fund see the master fund statement of additional information which is delivered together with this statement of additional information.

                        PURCHASE AND REDEMPTION OF SHARES

      The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

   an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

   the SEC by order so permits for the protection of security holders of the Trust.

               DETERMINATION OF NET ASSET VALUE OF THE MASTER FUND

   For information regarding the determination of net asset value of the master fund see the master fund statement of additional information which is delivered together with the statement of additional information.

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

      It is the policy of the Trust to provide Nonpublic Information (as defined below) regarding Trust portfolio holdings to Nonaffiliated Persons (as defined below) of the Trust only in the limited circumstances noted below. It is also the policy of the Trust only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons (as defined below), on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trust considers Nonpublic Information regarding Trust portfolio holdings to be confidential and the intent of the Trust's policy regarding disclosure of portfolio holdings is to guard against selective disclosure of such information in a manner that could disadvantage Trust shareholders.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on the website listed below or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q

"Affiliated Persons" are persons affiliated with: (a) the Trust, (b) the Trust's investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Trust's custodian and (e) the Trust's certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

      Subject to the pre-approval of the Trust's Chief Compliance Officer, the Trust or its adviser principal underwriter or any of its subadviser (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

      1. RATING ORGANIZATIONS

Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      2. VESTEK (THOMPSON FINANCIAL)

Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      3. PROXY VOTING SERVICES

Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      4. COMPUTER SOFTWARE

Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      5. COURTS AND REGULATORS

Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the adviser, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

      6. OTHER PERSONS

Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust.


The Trust generally requires that each such person or entity execute a written agreement requiring such person/entity to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. however, there may be certain circumstances where such an agreement is not required. in such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.


The CCO shall report to Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

      The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons other than those listed below under "Pre-Approved Affiliated Persons" ("Other Affiliated Persons") and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed below under "Pre-Approved Affiliated Persons" have been exempt from such pre-approval. In the case of persons listed in II, III and IV in this section, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.



      In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Other Affiliated Persons the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests sof the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.



The Trust generally requires that any Other Affiliated Persons execute a written agreement requiring such person to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, the Trust may grant exemptions to such requirement on a case by case basis. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.


Resolution of Conflicts of Interest

If the Trust or its adviser or principal underwriter or any of its subadvisers (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will not be harmful to the Trust.

Posting of Trust Portfolio Holdings on a Website

      If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

   1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. calendar quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

   2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

   3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

Trust Portfolio Holdings Currently Posted on a Website

The ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. This information will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.


http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

Changes in Policy

Any material changes to the policy regarding disclosure of Nonpublic Information Regarding Trust portfolio holdings must be approved by the Trust Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Trust Board of Trustees.

Applicability of Policy to the Trust's Adviser and Subadvisers

This policy shall apply to the Trust's Adviser and each of its subadvisers.

Applicability of Policy to the Trust's Adviser and Subadvisers

This policy shall apply to the Trust's Adviser and each of its subadvisers.

Pre-Approved Affiliated Persons

Employees* of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York who are subject to the Code of Ethics of the Trust, the Trust's investment adviser, John Hancock Investment Management Services LLC or the Trust's principal underwriter, John Hancock Distributors LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to the Trust.

III. Employees* of the Trust's custodian who provide services to the Trust.

IV. Employees* and partners of the Trust's certified public accounting firm who provide services to the Trust.

*Includes temporary employees

                            SHAREHOLDERS OF THE TRUST

      The Trust currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with Manulife Financial, the ultimate controlling parent of the Adviser.

      Currently, the shareholders of the Trust ("Trust Shareholders") are as follows:

   (a) the insurance companies described above. (Each insurance company that is a shareholder of the Trust holds Trust shares attributable to variable contracts in its separate accounts),


   (b) certain permitted entities which purchase Series III and Series IIIA shares and which are describe in the Prospectus under "Multiple Classes of Shares - Series III Shares" ("Permitted Entities"),


   (c) the Lifestyle Trusts, and

   (d) certain entities which comply with the paragraph (d) under "Entities Eligible to Be Shareholders of the Trust" below.

      The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

      Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders:

 (g) separate accounts of John Hancock New York, John Hancock USA or of other insurance companies;
 (h) John Hancock New York and John Hancock USA; (i) John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services,
     LLC) ("JHIMS");
 (j) any corporation related in a manner specified in Section 267(b) of the Code to John Hancock New York, John Hancock USA or JHIMS ("Manulife Affiliates"), and
 (k) any trustee of a qualified pension or retirement plan.

      Voting of Shares by the Insurance Companies. The Trust and Manulife Affiliates have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940 ("Contract Owner Instructions"). In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts , and the Manulife Affiliates will vote all shares of the portfolio which they own, in proportion to Contract Owner Instructions.

      Each Trust Feeder Fund has the right to vote upon matters that may be voted upon at any shareholders' meeting of the Master Fund in which its invests. The Trust will seek voting instructions from the shareholders of the Feeder Fund and will vote all shares of the Master Fund held by the Feeder Fund in accordance with the timely voting instructions which it receives. The shareholders of the Feeder Fund will solicit and provide voting instructions in the manner described in the preceding paragraph for soliciting voting instructions and voting shares in connection with a shareholders' meeting of the Feeder Fund. The Trust, in lieu of seeking voting instructions from its shareholders, may elect to vote all shares of the Master Fund held by the Trust Feeder Fund in proportion to the vote of all other holders of such shares of the Master Fund.

      Mixed Funding. Shares of the Trust may be sold to the Trust Shareholders described above. The Trust currently does not foresee any disadvantages to any Trust Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a Trust Shareholder from investing in the Trust.

      Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust.

                              HISTORY OF THE TRUST

      Trust Name Change. Prior to January 1, 2005, the name of the Trust was Manufacturers Investment Trust. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

      Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

                            ORGANIZATION OF THE TRUST

      Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios described in this Statement of Additional Information are diversified for purposes of the 1940 Act.

      Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

      The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

   Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

   Issue additional series of shares or separate classes of existing series of shares.

      Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

      Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

      Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

      The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

      Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

      The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

      A portfolio will be subject to a non-deductible 4% excise tax to the extent that it does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

      To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

      To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

      Because the Trust complies with the ownership restriction of Treas. Reg.
Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

      A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

      Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

      Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

      Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by portfolios and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the portfolios might otherwise believe to be desirable.

      Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS


      The financial statements of the Trust at December 31, 2004, are incorporated herein by reference from the Trust's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the Investment Company Act of 1940.



                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



      The financial statements of the Trust at December 31, 2004, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.


                                    CUSTODIAN

      State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

      The Trust has adopted a Code of Ethics that complies with Rule 17j-1 under the 1940 Act. The Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                              PROXY VOTING POLICIES

      The proxy voting policies of the Trust and Capital Research Management, Inc. are set forth below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-moth period ended June 30th is available (1) without charge, upon request, by calling (800) 344-1029 (attention Gordon Shone) and (2) on the SEC's website at http://www.sec.gov.

                                   APPENDIX I
        INFORMATION REGARDING PORTFOLIO MANAGERS OF THE TRUST PORTFOLIOS

Compensation of investment professionals -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing mutual fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio. Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio counselors, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which American Funds Insurance Series portfolio counselors are measured include Blue Chip Income and Growth Fund: S&P 500, Adjusted Lipper Growth and Income Funds Index. Growth Fund: S&P 500, Adjusted Lipper Growth Funds Index. Growth and Income Fund: S&P 500, Adjusted Lipper Growth and Income Funds Index. International Fund: MSCI EAFE Index; Lipper International Funds Index.


Portfolio Counselor Fund Holdings and Management of Other Accounts --

Portfolio counselors may also manage assets in other funds advised by Capital Research and Management Company or by its affiliates. Other managed accounts as of the end of American Funds Insurance Series' most recently completed fiscal year are listed below:

Other Accounts Managed by Portfolio Counselors as of December 31, 2004

                           Number of Other
                             Registered                               Number of Other
                             Investment          Number of Other       Accounts that
                           Companies that       Pooled Investment        Portfolio
                             Portfolio            Vehicles that          Counselor
                             Counselor         Portfolio Counselor    Manages (Assets
                          Manages (Assets      Manages (Assets of    of other accounts
 PORTFOLIO COUNSELOR    of RICs in billions)    PIVs in billions)     in billions)(4)
---------------------   --------------------   -------------------   -----------------
James K. Dunton             2/ $  90.9 (1)                None                None

Donald D. O'Neal            3/ $ 171.2 (1)           1/ $0.045 (2)            None

Alan N. Berro               2/ $  90.9 (1)                None                None

Claudia P. Huntington       4/ $  39.0 (1)           1/ $0.010 (3)            None

Robert W. Lovelace          3/ $  94.7 (1)           1/ $0.119 (3)            None

Donnalisa Barnum            1/ $  95.3 (1)                None                None

Gordon Crawford             4/ $ 139.9 (1)                None                None

J. Blair Frank              2/ $ 108.0 (1)                None                None

Nick J. Grace               1/ $  51.6 (1)                None                None

Alwyn W. Heong              3/ $  62.6 (1)           1/ $0.010 (3)            None

Ronald B. Morrow            2/ $ 119.5 (1)                None                None

Robert G. O'Donnell         4/ $ 136.1 (1)                None                None

C. Ross Sappenfield         2/ $  94.3 (1)                None                None

1 Assets noted represent the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.

2 Represents a fund sub-advised by Capital Research and Management Company and sold in Europe. Assets noted represent the total net assets of the fund and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.

3 Represents a fund sub-advised by Capital Research and Management Company and sold in Canada. Assets noted represent the total net assets of the fund and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.

4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management

      Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

Potential Conflicts.

There are no material conflicts of interest that arise in connection with the portfolio manager's management of the fund's investment, on the one hand, and the investments of the other accounts listed above, on the other.

Ownership of Trust Shares. None of the Portfolio Counselors beneficially own any shares of the Trust.

                                   APPENDIX II


                                                      Adopted September 25, 2003


                         MANUFACTURERS INVESTMENT TRUST
                      PROXY VOTING POLICIES AND PROCEDURES

                                Table of Contents

I.    DELEGATION OF PROXY VOTING TO SUBADVISERS

        A. DELEGATION

        B. PROXY VOTING POLICIES AND PROCEDURES


        C. Underlying Funds


II.   MATERIAL CONFLICTS OF INTEREST

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

      A. DISCLOSURE OF PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST

      B.    DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

      C.    FILING OF PROXY VOTING RECORD ON FORM N-PX

IV.   ANNUAL RENEWAL OF PROXY VOTING POLICIES AND PROCEDURES

                                      * * *

I.    DELEGATION OF PROXY VOTING TO SUBADVISERS

      A.    DELEGATION

            The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

      B.    PROXY VOTING PROCEDURES

            Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

      C.    UNDERLYING FUNDS



            With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.


II.   MATERIAL CONFLICTS OF INTEREST

      If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

      If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.


III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES


      A. DISCLOSURE OF POLICIES AND PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION

            The Trust shall disclose in its Statement of Additional Information a summary of its Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trust may instead include the actual Subadviser Proxy Voting Procedures in the Statement of Additional Information.)

      B.    DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

            The Trust shall disclose in its annual and semi-annual shareholder reports that:

            (a) a description of the Trust's proxy voting policies and procedures and (b) the Trust's proxy voting record for the most recent 12 month period ending June 30th, are available:

            1.    on the SEC's website, and

            2. without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

II.   FILING OF PROXY VOTING RECORD ON FORM N-PX

      The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

III.  ANNUAL APPROVAL OF PROXY VOTING PROCEDURES

      The Trust's proxy voting policies and procedures shall be re-approved by the Trust's Board of Trustees at least annually.

The American Funds
Capital Research and Management Company

                             PROXY VOTING GUIDELINES

The following guidelines summarize the American Funds' internal operating procedures with respect to how the proxies of the companies held in the mutual fund portfolios are voted. These guidelines, which have been in effect for many years, are being publicly disclosed at this time in accordance with a U.S. Securities and Exchange Commission requirement that all investment companies (mutual funds) make public how they handle their proxy voting process.

SUMMARY

The American Funds and its investment adviser, Capital Research and Management Company ("CRMC"), are committed to acting in the best interests of the shareholders of the funds. We view proxies of companies held in the funds' portfolios as significant fund assets and proxy voting as an integral part of the investment process. These guidelines provide an important framework for analysis and decision-making; however, they are not exhaustive and do not address all potential issues. Even when an issue is addressed, flexibility is important so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis. While we generally adhere to these guidelines we always consider the specific circumstances of each proposal. These are "guidelines" -- they are not "rules." Our voting process reflects our understanding of the company's business, its management and its relationship with shareholders over time. In all cases, we remain focused on the investment objectives and policies of the funds. As a matter of policy, we will not be influenced by outside sources or business relationships involving interests which conflict with those of the funds and their shareholders.

PROXY VOTING PROCESS

All U.S. proxies are voted. Non-U.S. proxies are also voted, provided there is sufficient time and information available. After a proxy is received, we prepare a summary of the proposals contained in the proxy. Voting recommendations and a discussion of any potential conflicts of interest are also included in the summary. The initial voting recommendation is generated by one or more investment analysts familiar with the industry, the particular company and the company's management. A second voting recommendation is made by a proxy coordinator (one of four investment professionals experienced in proxy-voting matters) based on knowledge of our guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision. Certain funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by CRMC's Investment Committee under delegated authority. (References to "proxy committees" include the CRMC Investment Committee and the individual fund proxy committees.) Therefore, if more than one fund invests in the same company, certain funds may vote differently on the same proposal.

SPECIAL REVIEW PROCEDURES

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a fund director is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members. In the event the proxy committee cannot vote in accordance with these guidelines and without the appearance of a material conflict of interest, then the proxy proposal will be presented to each affected fund's board for review.

GUIDELINES

The following guidelines are grouped according to types of proposals usually presented to shareholders in proxy statements.

                                DIRECTOR MATTERS

ELECTION OF DIRECTORS

We generally support the election of a company's nominees for director. In addition, we generally leave the choice of chairman to the board's discretion. We may, however, oppose all or some of the company's nominees, or support separating the CEO and chairman positions if we believe it to be in the best interest of shareholders.

CLASSIFIED BOARDS

A "classified" board is one that elects only a percentage of the board members each year (usually one-third of directors are elected to serve a three-year term). Generally we support proposals declassifying boards. We believe that declassification (the annual election of all directors) increases a board's sense of accountability to shareholders.

         ANTI-TAKEOVER PROVISIONS, SHAREHOLDER RIGHTS & REINCORPORATIONS

CUMULATIVE VOTING

Under cumulative voting, each shareholder has a number of votes equal to the number of shares owned multiplied by the number of directors up for election. A shareholder can cast all of his/her votes for a single director, thus allowing minority shareholders to elect a director. We generally support proposals for cumulative voting in order to promote management and board accountability and opportunity for leadership change.

CONFIDENTIAL VOTING

Allowing shareholders to vote anonymously may help large institutional shareholders avoid undue influence exerted by, or potential conflicts with companies other shareholders or third parties. We generally support proposals that allow for confidential voting.

SHAREHOLDER RIGHTS PLANS (COMMONLY CALLED "POISON PILLS")

Poison pills are a defense against unwelcome takeover offers. These plans allow shareholders (other than the shareholder making the unwelcome takeover offer) to purchase stock at significantly discounted prices under certain circumstances. The plans force would-be acquirers to negotiate with the board, giving the board an effective veto power over any offer. Poison pills can be detrimental to the creation of shareholder value and can help entrench management by thwarting or deterring acquisition offers that are not favored by the board but that may be beneficial to shareholders. We generally support the elimination of existing poison pills and proposals that would require shareholder approval to adopt prospective poison pills.

CHANGE OF CORPORATE DOMICILE

         - Reincorporation within the U.S.: We generally leave the state domicile decision to the discretion of company management and its board.

         - Reincorporation outside the U.S.: We generally do not support a change of corporate domicile from the U.S. to another country where the probable intent is to avoid U.S. taxes.

ELIMINATION OF ACTION BY WRITTEN CONSENT

The shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders especially in a proxy fight. We generally oppose proposals that would prevent shareholders from taking action without a formal meeting and, in some instances, take away the shareholder's right to call a special meeting.

                                 CAPITALIZATION

AUTHORIZATION OF NEW COMMON SHARES

We support reasonable increases in authorized shares when the company has articulated a need (for example, a stock split or recapitalization). Even so, we are aware that new shares may dilute the ownership interest of shareholders. Consequently, we generally oppose proposals that would more than double the number of authorized shares .

AUTHORIZATION OF BLANK CHECK PREFERRED SHARES

"Blank check" preferred shares give the board complete discretion to set terms (including voting rights). Such shares may have voting rights far in excess of those held by common stockholders. We generally oppose proposals that allow a board to issue preferred shares without prior shareholder approval, as well as proposals that allow the board to set the terms and voting rights of preferred shares at their discretion. A request for preferred shares where the voting rights are equal to existing common stock shares, however, would generally be supported.

                         COMPENSATION AND BENEFIT PLANS

OPTION PLANS

Option plans are complicated and many factors are considered when evaluating a plan. No factor is determinative; the proxy committees weigh each plan based on protecting shareholder interests and our historical knowledge of the company and its management. Some considerations include:

         - Pricing: We believe options should be priced at 100% of fair market value on the date they are granted (the price shareholders would pay on the open market). We do not generally support options priced at a discount to the market.

         - Repricing: An "out-of-the-money" option is an option whose exercise price is higher than the current price of the stock. We generally have not supported replacing "out-of-the-money" options with new options at a lower exercise price (generally known as "repricing") because it is not consistent with the purpose of offering options as compensation.

         - Dilution: Dilution is the reduction of voting power, and/or economic interests of existing shareholders due to an increase in shares available for distribution to company employees in lieu of cash compensation. We consider several kinds of dilution: the historical annual dilution of the current plan, the potential dilution of the proposed plan and the cumulative dilution of all option plans. We tend to oppose plans that result in "excessive" dilution for existing shareholders. Acceptable dilution levels are not rigidly defined, but will be a function of: (i) the stage of the company's lifecycle (embryonic to mature), (ii) the size of the company in terms of market capitalization, (iii) the historical growth rate of sales and earnings and (iv) to a lesser degree, extenuating circumstances related to the company's industry. In addition, greater dilution can be tolerated when options are awarded to all employees, instead of limiting awards to top-level management. We generally oppose evergreen plans (which provide for an annual increase of shares available for award without future shareholder approval).

RESTRICTED STOCK PLANS

We support restricted stock plans when such grants replace cash compensation without increasing the historical cash award and when the amount of restricted stock available for distribution represents a reasonable percentage of overall equity awards.

NON-EMPLOYEE DIRECTOR COMPENSATION

We generally support equity-based compensation for non-employee directors that aligns their interests with shareholders. Such plans must be reasonable in size, have fair market value option grants and not create excess total compensation (subject to the same limitations as executive incentive plans). We also review the mix of options or stock awards to cash compensation. We believe that compensation packages should be structured to attract, motivate and retain qualified directors. However, excessive board compensation can undermine the board's independence.

EMPLOYEE STOCK PURCHASE PLANS

These plans are designed to allow employees to purchase stock at a discount price and to receive favorable tax treatment when the stock is sold. In many cases, the price is 85% of the market value of the stock. These plans are broad-based and have relatively low caps on the amount of stock that may be purchased by a single employee. We generally support these types of plans.

             SHAREHOLDER PROPOSALS REGARDING EXECUTIVE COMPENSATION

CAPS ON EXECUTIVE PAY

In general, we oppose shareholder proposals that seek to set limits on executive compensation because competitive compensation packages are necessary to attract, motivate and retain executives. Shareholder proposals on this issue tend to specify arbitrary compensation criteria.

REQUESTS FOR ADDITIONAL DISCLOSURE CONCERNING EXECUTIVE PAY

In general, we oppose shareholder requests for disclosure beyond regulatory requirements. We believe that additional disclosure is often unwarranted and costly and can have other disadvantages. We also believe that the current regulatory requirements for disclosure of executive compensation are appropriate.

PERFORMANCE-BASED SENIOR EXECUTIVE STOCK OPTION GRANTS

From time to time, shareholder proposals attempt to link performance-based options to an industry or peer group index rather than the market as a whole. Generally, we support the concept of linking pay to the company's stock performance. However, we typically do not support shareholder requests to link stock option grants to the performance of a specific peer group or an industry index, but prefer that compensation committees retain the flexibility to propose an appropriate index.

OTHER EXECUTIVE PAY RESTRICTIONS OR FREEZES

We decide these issues based on whether they are in the interests of shareholders. Such proposals include: terminating the company's option or restricted stock programs; freezing executive pay during periods of large layoffs; establishing a maximum ratio between the highest paid executive and lowest paid employee; and linking executive pay to social criteria.

EXPENSING OF STOCK OPTIONS ON THE COMPANY'S FINANCIAL STATEMENTS

We generally support shareholder proposals to expense stock options. While we acknowledge that there currently is no uniform methodology for expensing options, we believe that such expensing is appropriate. Among other things, we believe that expensing presents a more accurate picture of the company's financial results, and that companies will be more conservative when granting options if the awards are an expense item.

EXECUTIVE SEVERANCE AGREEMENTS ("GOLDEN PARACHUTES")

Generally, we support proposals that require shareholder approval of executive severance agreements, largely because of the trend toward excessive severance benefits (known as "golden parachutes"). If an executive leaves for reasons related to poor performance, allowing a generous "parting gift" seems contrary to good corporate governance.

                           OTHER SHAREHOLDER PROPOSALS

SOCIAL ISSUES

When evaluating social proposals relating to issues such as human rights, labor and employment, the environment, and smoking and tobacco, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company's shareholders, the specific circumstances at each individual company, and the current policies and practices of the company.

                                NON-U.S. ISSUERS

We vote non-U.S. proxies whenever practicable, and considering the benefits of voting against the costs. While the procedures for non-U.S. proxies are similar to those of U.S. proxies, we utilize an expedited review process for these proxies. This is because we typically receive proxies from non-U.S. companies just prior to the meeting, although progress has been made in increasing the amount of time given to consider and cast a vote. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy voting period. We may choose, due to liquidity issues, not to subject shares to such restrictions and thus may not vote some shares.

Votes are based on predetermined guidelines for each country and type of proposal. Also, an analyst is consulted whenever the issue is not a standard one. Proxy summaries are prepared and circulated to the proxy committees if there is sufficient time and information available. We make a special effort to prepare summaries for proxies that contain controversial issues. In voting non-U.S. proxies, we take into consideration differences in practice, regulations and the laws of the various countries. We generally will abstain from voting when there is not sufficient information to allow an informed decision.

                       STATEMENT OF ADDITIONAL INFORMATION

                               JOHN HANCOCK TRUST
                   (formerly, Manufacturers Investment Trust)
                                  (the "Trust")

            This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectuses dated April 30, 2005, which may be obtained from the Trust, 601 Congress Street, Boston, Massachusetts, 02210. The Annual Report dated December 31, 2004 for the Trust is incorporated by reference into the Statement of Additional Information. The Annual Report is available upon request and without charge by calling (800) 344-1029.

     The date of this Statement of Additional Information is April 30, 2005

                                TABLE OF CONTENTS

INVESTMENT POLICIES
        Global Allocation Trust
        Money Market Instruments
        U.S. Government and Government Agency Obligations
        Canadian and Provincial Government and Crown Agency Obligations Certificates of Deposit and Bankers' Acceptances
        Commercial Paper
        Corporate Obligations
        Repurchase Agreements
        Foreign Repurchase Agreements
        Other Instruments
        Warrants
        Reverse Repurchase Agreements
        Mortgage Securities
        Asset-Backed Securities
        Zero Coupon Securities, Deferred Interest Bond and Pay-in-Kind Bonds Loans and Other Direct Debt Instruments
        High Yield (High Risk) Domestic Corporate Debt Securities
        Brady Bonds
        Sovereign Debt Obligations
        Indexed Securities
        Hybrid Instruments
        ADRs, EDRs and GDRs
        Variable and Floating Rate Obligations
        Exchange Traded Funds
        Additional Investment Policies
        Lending Securities
        When-Issued Securities ("Forward Commitments")
        Mortgage Dollar Rolls
        Illiquid Securities
        Short Sales
        Investment In Other Investment Companies
        Loan Participations and Assignments

RISK FACTORS
   High Yield (High Risk) Securities
   Foreign Securities

HEDGING AND OTHER STRATEGIC TRANSACTIONS
   General Characteristics of Options
   General Characteristics of Futures Contracts and Options on Futures Contracts Stock Index Futures
   Options on Securities Indices and Other Financial Indices
   Yield Curve Options
   Currency Transactions
   Combined Transactions
   Swaps, Caps, Floors and Collars
   Eurodollar Instruments
   Risk Factors
   Risks of Hedging and Other Strategic Transactions Outside the United States Use of Segregated and Other Special Accounts
   Other Limitations

INVESTMENT RESTRICTIONS
   Fundamental
   Nonfundamental
   Additional Investment Restrictions

PORTFOLIO TURNOVER

MANAGEMENT OF THE TRUST
   Duties and Compensation of Trustees
   Trustee Ownership of Trust Portfolios

INVESTMENT MANAGEMENT ARRANGEMENTS
   The Advisory Agreement
   The Subadvisory Agreements
   Information Applicable to Both the Advisory Agreement and the Subadvisory
    Agreements

DISTRIBUTOR;  RULE 12B-1 PLANS

PORTFOLIO BROKERAGE

PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF NET ASSET VALUE

PROCEDURES REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

SHAREHOLDERS OF THE TRUST

HISTORY OF THE TRUST

ORGANIZATION OF THE TRUST

ADDITIONAL INFORMATION CONCERNING TAXES

REPORTS TO SHAREHOLDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

CUSTODIAN

CODE OF ETHICS

PROXY VOTING POLICIES

APPENDIX I - Debt Security Ratings

APPENDIX II Standard & Poor's Corporation Disclaimers

APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios John Hancock Trust (applicable to all Portfolios)


   A I M Capital Management, Inc.



        Applicable to All Cap Growth Trust,  Mid Cap Core Trust


   American Century Investment Management, Inc.
        Applicable to Small Company Trust
   Capital Guardian Trust Company


        Applicable to U.S. Large Cap Trust, Income & Value Trust, Overseas Equity Trust and Managed Trust


   Citigroup Asset Management (Salomon Brothers Asset Management Inc)
        Applicable to U.S. Government Securities Trust, Strategic Bond
        Trust, Special Value Trust and High Yield Trust
   Davis Selected Advisors, L.P.
        Applicable to Financial Services Trust and Fundamental Value Trust Declaration Management & Research LLC
        Applicable to Active Bond Trust, Short-Term Bond Trust, Bond
        Index Trust A, Bond Index Trust B
   Deutsche Asset Management, Inc.
        Applicable to Real Estate Securities Trust, International Stock Trust and Dynamic Growth Trust
   Fidelity Management & Research Company


        Applicable to Strategic Opportunities Trust, Large Cap Growth Trust


   Franklin Advisers, Inc.
        Applicable to Emerging Small Company Trust


   Independence Investment LLC


        Applicable to Growth & Income Trust II and Managed Trust
   Jennison Associates LLC
        Applicable to Capital Appreciation Trust
   John Hancock Advisers, LLC
        Applicable to Strategic Income Trust


   Legg Mason Funds Management, Inc.


        Applicable to Core Equity Trust
   Lord, Abbett & Co.
        Applicable to Mid Cap Value Trust and All Cap Value Trust
   Marsico Capital Management, LLC
        Applicable to International Opportunities Trust
   Massachusetts Financial Services Company


        Applicable to  Strategic Value Trust, Utilities Trust


   Mercury Advisors (Fund Asset Management, L.P.)
        Applicable to Large Cap Value Trust
   MFC Global Investment Management (U.S.A.) Limited

        Applicable to Pacific Rim Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Quantitative All Cap Trust, Emerging Growth Trust, Money Market Trust A, Money Market Trust B, Balanced Trust, the Index Trusts and the Lifestyle Trusts
   Morgan Stanley Investment Management (Van Kampen)
        Value Trust
   Munder Capital Management
        Applicable to Small Cap Opportunities Trust


   Pacific Investment Management Company


        Applicable to Global Bond Trust, Total Return Trust, Real Return Bond Trust
   Pzena Investment Management, LLC
        Applicable to Classic Value Trust


   SSgA Funds Management, Inc.


        Applicable to International Equity Index Trust A, International Equity Index Trust B
   Sustainable Growth Advisers, LP
        Applicable to U.S. Global Leaders Growth Trust
   T. Rowe Price Associates, Inc.
        Applicable to Science & Technology Trust, Small Company Value Trust, Health Sciences Trust, Blue Chip Growth Trust, Equity-Income Trust, Mid Value Trust
   Templeton Investment Counsel, Inc.
        Applicable to International Value Trust, International Small Cap Trust UBS Global Asset Management
        Applicable to Global Allocation Trust
   Wellington Management Company, LLP
        Applicable to Growth & Income Trust, Investment Quality Bond Trust, Mid Cap Stock Trust and Natural Resources Trust, Small Cap Value Trust, Small Cap Emerging Growth Trust
   Wells Fargo Fund Management, LLC
        Applicable to Core Bond Trust, U.S. High Yield Trust

APPENDIX IV - PROXY VOTING POLICIES
   John Hancock Trust (applicable to all Portfolios)


   A I M Capital Management, Inc.


        Applicable to All Cap Growth Trust, Aggressive Growth Trust, Mid Cap Core Trust
   American Century Investment Management, Inc.
        Applicable to Small Company Trust
   Capital Guardian Trust Company


        Applicable to U.S. Large Cap Trust, Income & Value Trust, Overseas Equity Trust and Managed Trust


   Citigroup Asset Management (Salomon Brothers Asset Management Inc)
        Applicable to U.S. Government Securities Trust, Strategic Bond Trust, Special Value Trust and High Yield Trust
   Davis Selected Advisors, L.P.
        Applicable to Financial Services Trust and Fundamental Value Trust Declaration Management & Research LLC
        Applicable to Active Bond Trust, Short-Term Bond Trust, Bond Index Trust A, Bond Index Trust B
   Deutsche Asset Management, Inc.
        Applicable to Real Estate Securities Trust, International Stock Trust and Dynamic Growth Trust
   Fidelity Management & Research Company


        Applicable to Strategic Opportunities Trust, Large Cap Growth Trust Franklin Advisers, Inc.


        Applicable to Emerging Small Company Trust

   Independence Investment LLC


        Applicable to Growth & Income Trust II and Managed Trust
   Jennison Associates LLC
        Applicable to Capital Appreciation Trust
   John Hancock Advisers, LLC
        Applicable to Strategic Income Trust
   Kayne Anderson Rudnick Investment Management, LLC
        Applicable to Small-Mid Cap Trust


   Legg Mason Funds Management, Inc.


        Applicable to Core Equity Trust
   Lord, Abbett & Co.
        Applicable to Mid Cap Value Trust and All Cap Value Trust

   Marsico Capital Management, LLC
        Applicable to International Opportunities Trust
   Massachusetts Financial Services Company
        Applicable to Strategic Growth Trust, Strategic Value Trust, Utilities Trust
   Mercury Advisors (Fund Asset Management, L.P.)
        Applicable to Large Cap Value Trust
   MFC Global Investment Management (U.S.A.) Limited
        Applicable to Pacific Rim Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Quantitative All Cap Trust, Emerging Growth Trust, Money Market Trust A, Money Market Trust B, Balanced Trust, the Index Trusts and the Lifestyle Trusts
   Morgan Stanley Investment Management (Van Kampen)
        Value Trust
   Munder Capital Management
        Applicable to Small Cap Opportunities Trust


   Pacific Investment Management Company


        Applicable to Global Bond Trust, Total Return Trust, Real Return Bond Trust
   Pzena Investment Management, LLC
        Applicable to Classic Value Trust


   SSgA Funds Management, Inc.


        Applicable to International Equity Index Trust A, International Equity Index Trust B
   Sustainable Growth Advisers, LP
        Applicable to U.S. Global Leaders Growth Trust
   T. Rowe Price Associates, Inc.
        Applicable to Science & Technology Trust, Small Company Value Trust, Health Sciences Trust, Blue Chip Growth Trust, Equity-Income Trust, Mid Value Trust
   Templeton Global Advisers, L.P.
        Global Trust
   Templeton Investment Counsel, Inc.
        Applicable to International Value Trust, International Small Cap Trust UBS Global Asset Management
        Applicable to Global Allocation Trust
   Wellington Management Company, LLP
        Applicable to Growth & Income Trust, Investment Quality Bond Trust, Mid Cap Stock Trust and Natural Resources Trust, Small Cap Value Trust, Small Cap Emerging Growth Trust
   Wells Fargo Fund Management, LLC
        Applicable to Core Bond Trust, U.S. High Yield Trust

                               INVESTMENT POLICIES

                             GLOBAL ALLOCATION TRUST

                  The following supplements the disclosure regarding the Global
            Allocation Trust in the Prospectus of the Trust.

                  As set forth in the Prospectus, under normal market
            conditions, the Global Allocation Trust expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Global Allocation Trust generally expects to allocate its assets among the various asset classes. The Global Allocation Trust may exceed these Strategy Ranges and may modify them in the future.

ASSET CLASS STRATEGY RANGES                         PERCENTAGE
U.S. Equities                                       10% to 70%
Global (ex U.S.) Equities                            0% to 52%
Emerging Market Equities                             0% to 13%
U.S. Fixed Income                                    0% to 51%
Global (ex U.S.) Fixed Income                        0% to 39%
High Yield Fixed Income                              0% to 13%
Emerging Market Debt                                 0% to 12%
Cash Equivalents                                     0% to 50%

            The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

            The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, certain portfolios may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

            1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

                  U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

                  GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

                  U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

            -  Student Loan Marketing Association,

            -  Federal Home Loan Banks,

            -  Federal Intermediate Credit Banks and

            -  the Federal National Mortgage Association.

                  U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

      Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

            No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

            2. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

                  Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

                  Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

            -  Export Development Corporation,

            -  Farm Credit Corporation,

            -  Federal Business Development Bank, and

            -  Canada Post Corporation.

            In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

                  Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

                  Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

            -  provincial railway corporation,

            -  provincial hydroelectric or power commission or authority,

            -  provincial municipal financing corporation or agency, and

            -  provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

            3. CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

                  Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

                  Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

            All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

            4. COMMERCIAL PAPER

            Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

                  Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

            A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

            5. CORPORATE OBLIGATIONS

            Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

            6. REPURCHASE AGREEMENTS

            Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

            Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

            The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

            -  Federal Reserve System member bank,

            - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

            - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

            The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

            7. FOREIGN REPURCHASE AGREEMENTS

            Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

            The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

1. WARRANTS

Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

2. REVERSE REPURCHASE AGREEMENTS

Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

            3. MORTGAGE SECURITIES

                  Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

            In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

                  Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

            - one-year, three-year and five-year constant maturity Treasury Bill rates,

            -  three-month or six-month Treasury Bill rates,

            -  11th District Federal Home Loan Bank Cost of Funds,

            -  National Median Cost of Funds, or

            - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

            During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

                  Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

            -  mortgage bankers,

            -  commercial banks,

            -  investment banks,

            -  savings and loan associations, and

            -  special purpose subsidiaries of the foregoing.

            Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association (GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

                  Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

            CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

            STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

            Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See " Other Investment Policies. - Illiquid Securities".

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

      As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

      In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

      Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

            Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies
- Illiquid Securities".

            Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

      Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

      4. ASSET-BACKED SECURITIES

      The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

      Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's (in the case of the Strategic Bond Trust BBB or better by S&P or Baa or better by Moody's) or that the Subadviser believes are of comparable quality.

      As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

            Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

      -     liquidity protection, and

      -     default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      Some examples of credit support include:

      - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

      - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

      - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

      The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

      The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

      5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

      Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

      Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

            Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

            Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

      6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

      Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

      7. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

      High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

      The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

      8. BRADY BONDS

      Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

      - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

      - bonds issued at a discount from face value (generally known as discount bonds),

      -     bonds bearing an interest rate which increases over time, and

      - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

      Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

      The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

      9. SOVEREIGN DEBT OBLIGATIONS

      Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

      10. INDEXED SECURITIES

      Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

      Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

      11. HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

            Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

      - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

      - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

      Hybrid Instruments may take a variety of forms, including, but not limited to:

      - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

      - preferred stock with dividend rates determined by reference to the value of a currency, or

      - convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

      One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

      The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

            Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

            Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

      12. ADRS, EDRS AND GDRS

Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      13. VARIABLE AND FLOATING RATE OBLIGATIONS

Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      14. EXCHANGE TRADED FUNDS

Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICES

      The following provides a more detailed explanation of some of the investment policies of the portfolios.

1. LENDING SECURITIES

Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

3. MORTGAGE DOLLAR ROLLS

Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which the portfolio maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

4. ILLIQUID SECURITIES

Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

      5. SHORT SALES

Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

      6. INVESTMENT IN OTHER INVESTMENT COMPANIES

Certain of the portfolios may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a portfolio can invest in securities of other investment companies is limited by federal securities laws.

      7. LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the portfolios may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a portfolio generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a portfolio could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a portfolio could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The portfolios anticipate that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore the Trustees may have to use a greater degree of judgment in making such valuations.

Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

      -     the obligor's balance of payments, including export performance,

      -     the obligor's access to international credits and investments,

      -     fluctuations in interest rates, and

      -     the extent of the obligor's foreign reserves.

Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

      - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

      -     obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

      - extremely poor prospects of ever attaining any real investment standing,

      -     current identifiable vulnerability to default,

      - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

      - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

      -     are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of :

      -     nationalization of the foreign company,

      -     withholding of dividends at the source,

      -     expropriation or confiscatory taxation,

      -     currency blockage,

      -     political or economic instability, and/or

      - diplomatic developments that could adversely affect the value of those investments.

Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.

Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

      As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

      A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

      If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

            Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

      Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

            Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

            Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

            Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

      Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

      -     insufficient trading interest in certain options,

      -     restrictions on transactions imposed by an exchange,

      - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

      -     interruption of the normal operations of the OCC or an exchange,

      - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

      - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

      Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

      - as a hedge against anticipated interest rate, currency or market changes,

      -     for duration management,

      -     for risk management purposes,

      -     to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

      Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

      Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES

      Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how Index Futures may be used:

      - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

      - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.

      - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.

      - A portfolio may also invest in Index Futures in order to hedge its equity positions.

Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

      If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

      Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

      Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

      If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

      -     forward currency contracts,

      -     exchange-listed currency futures contracts and options thereon,

      -     exchange-listed and OTC options on currencies, and

      -     currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

      A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated, exposed to or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

      Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

      Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

      Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

      Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

      To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS

      Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and
(b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

      - to preserve a return or spread on a particular investment or portion of its portfolio,

      -     to protect against currency fluctuations,

      - to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or

      -     as a duration management technique.

A portfolio will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

   Swaps are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the portfolio than if the portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

   For purposes of applying each portfolio's investment policies and restrictions, swap agreements are generally valued by the portfolio at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restriction may differ from the manner in which those investment are valued by other types of investors.

      Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

      Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

      Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

      Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

      Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

      Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. Obligations under swap agreements covered with sufficient segregated assets will not be construed to be "senior securities" for purposes of the portfolio's investment restriction concerning senior securities.

      Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

      Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

      The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

      -     the frequency of trades and quotations,

      -     the number of dealers and prospective purchasers in the marketplace,

      -     dealer undertakings to make a market,

      - the nature of the security (including any demand or tender features), and

      - the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

      Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

      To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

      Hedging and Other Strategic Transactions have special risks associated with them, including:

      -     possible default by the counterparty to the transaction,

      - markets for the securities used in these transactions could be illiquid,

      - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

      Options and Futures Transactions

      Options transactions are subject to the following additional risks:

      - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

      - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

      - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

      - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

      Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

      - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

      - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.

      - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.


      Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.


RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

      When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

      - foreign governmental actions affecting foreign securities, currencies or other instruments,

      - less stringent regulation of these transactions in many countries as compared to the United States,

      - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

      - more limited availability of data on which to make trading decisions than in the United States,

      - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

      - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

      -     lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

      Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

      In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

      Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

      Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

      OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

      Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

      Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

      Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

      No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

      For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                             INVESTMENT RESTRICTIONS
 (applicable to the portfolios covered this Statement of Additional Information)

      There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

      When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

      Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (15) are nonfundamental.

FUNDAMENTAL

      The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust, the Natural Resources Trust, and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust and Money Market Trust B.)

      The Natural Resources Trust will concentrate its assets in securities of issuers in natural resource-related companies worldwide.

      For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Core Equity Trust, U.S. Global Leaders Growth Trust, Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust, Real Estate Securities, Natural Resources Trust, Real Return Bond Trust, Financial Services Trust and the Lifestyle Trusts are not subject to these restrictions.

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust and Money Market Trust B may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust and Money Market Trust B may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust, Money Market Trust B and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust and the Money Market Trust B may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation and Strategic Value Trusts: the portfolio may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12)  Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

            (a)   a merger, consolidation or reorganization,

            (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

            (c) the purchase of shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment Fund).**

      For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.


*331/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock Trusts, Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Capital Opportunities, Utilities, Mid Cap Value, Fundamental Value, Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, Small Cap Opportunities, Small Company Trust, Core Equity Trust, Classic Value Trust, Quantitative Value Trust, U.S. Global Leaders Growth Trust, Strategic Income Trust, Money Market Trust B, 500 Index Trust B, International Index Trust A, International Index Trust B; Bond Index Trust A, Bond Index Trust B, Growth & Income Trust II, Mid Value Trust, Small Cap Value Trust, Small Cap Emerging Growth Trust, Overseas Equity Trust, Active Bond Trust, Short-Term Bond Trust, Managed Trust, Large Cap Trust, International Opportunities Trust, Core Bond Trust, U.S. High Yield Trust and Small Cap Trust.


15% in the case of the International Small Cap, Growth and Balanced Trusts; 50% in the case of the Value Trust.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust and Money Market Trust B where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a portfolio's investment portfolio, resulting from market fluctuations or other changes in a portfolio's total assets will not require a portfolio to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the portfolio. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

      Money Market Trust; Money Market Trust B

      In addition to the above policies, the Money Market Trust and the Money Market Trust B is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust and the Money Market Trust B will, among other things, not purchase the securities of any issuer if it would cause:

      - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

      - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

      - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

STRATEGIC OPPORTUNITIES, AND LARGE CAP GROWTH TRUSTS:

In addition to the above policies, the Strategic Opportunities, and Large Cap Growth Trusts will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

LARGE CAP GROWTH TRUST

For purposes of normally investing at least 80% of the portfolio's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000 Index and the Standard & Poor's 500 (SM) (S&P 500(R)) no less frequently than once a month.

Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the following policies are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.

SMALL CAP TRUST
SUBADVISERS: Independence Investment LLC

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in securities of small cap companies.

INTERNATIONAL OPPORTUNITIES TRUST
SUBADVISERS: Marsico Capital Management, LLC

Not subject to 80% rule.

CORE BOND TRUST
SUBADVISERS: Wells Fargo Fund Management, LLC


The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities (i.e., "bonds").


U.S. HIGH YIELD TRUST
SUBADVISERS: Wells Fargo Fund Management, LLC


The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities.


LARGE CAP TRUST
SUBADVISERS: UBS Global Asset Management

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in securities of large cap companies.

GROWTH & INCOME TRUST II
SUBADVISERS: MFC Global Investment Management (U.S.A.) Limited
            Independence Investment LLC

Not subject to 80% rule.

MID VALUE TRUST
SUBADVISER: T. Rowe Price Associates, Inc.

Not subject to 80% rule.

SMALL CAP VALUE TRUST
SUBADVISER:  Wellington Management Company, LLP

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

SMALL CAP EMERGING GROWTH TRUST
SUBADVISER: Wellington Management Company, LLP

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

OVERSEAS EQUITY TRUST
SUBADVISER: Capital Guardian Trust Company

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities.

ACTIVE BOND TRUST
SUBADVISER: Declaration Management & Research LLC
            John Hancock Advisors, LLC


The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities (i.e., "bonds").


SHORT-TERM BOND TRUST
SUBADVISER: Declaration Management & Research LLC


      The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities (i.e., "bonds").


MANAGED TRUST
SUBADVISER: : Capital Guardian Trust Company
              Independence Investment LLC
              Declaration Management & Research LLC

Not subject to 80% rule.

STRATEGIC INCOME TRUST
SUBADVISER: John Hancock Advisers, LLC

Not subject to 80% rule.

U.S. GLOBAL LEADERS GROWTH TRUST
SUBADVISER: Sustainable Growth Advisers, L.P. ("SGA")

Not subject to 80% rule.

CLASSIC VALUE TRUST
SUBADVISER: Pzena Investment Management, LLC

Not subject to 80% rule.

QUANTITATIVE VALUE TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) Limited

Not subject to 80% rule.

SMALL COMPANY TRUST
SUBADVISER: American Century Investment Management, Inc. ("American Century")

American Century seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in stocks of small companies.

CORE EQUITY TRUST
SUBADVISER: Legg Mason Funds Management, Inc. ("Legg Mason")

Legg Mason seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.




NATURAL RESOURCES TRUST
SUBADVISER: Wellington Management Company, LLP ("Wellington")


      Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in natural resource-related companies.


REAL RETURN BOND TRUST
SUBADVISER: Pacific Management Investment Company ("PIMCO")

The portfolio will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in bonds (either through cash market purchases, forward commitments, or derivative instruments) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.)

MID CAP CORE TRUST
SUBADVISER: A I M Capital Management, Inc. ("AIM")

The portfolio will normally invest at least 80% of its assets (plus any borrowings for investment purposes) in of mid-cap companies.

LARGE CAP VALUE TRUST
SUBADVISER: Mecury Advisers

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in large cap companies.

QUANTITATIVE ALL CAP TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global ")

Not subject to 80% rule.

EMERGING GROWTH TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global ")

Not subject to 80% rule.

SPECIAL VALUE TRUST

SUBADVISER: Salomon Brothers Asset Management Inc  ("SaBAM ")

Not subject to 80% rule.

SMALL CAP OPPORTUNITIES TRUST
SUBADVISER: Munder Capital Management ("Munder")

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

PACIFIC RIM TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Pacific Rim Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.

SCIENCE & TECHNOLOGY TRUST
SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

INTERNATIONAL SMALL CAP TRUST
SUBADVISER: Templeton Investment Counsel, Inc. ("Templeton")

The International Small Cap Trust invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities")."

HEALTH SCIENCES TRUST
SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively terms "health sciences").




EMERGING SMALL COMPANY TRUST
SUBADVISER: Franklin Advisers, Inc. ("Franklin")

Under normal market conditions, the Emerging Small Company Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase.

SMALL COMPANY BLEND TRUST
SUBADVISER: Capital Guardian Trust Company ("CGTC")

The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

DYNAMIC GROWTH TRUST
SUBADVISER: Deutsche Asset Management, Inc. ("DeAM")

Not subject to the 80% rule.

MID CAP STOCK TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies with significant capital appreciation potential.

ALL CAP GROWTH TRUST
Subadviser: A I M Capital Management, Inc.  ("AIM")

Not subject to the 80% rule.

FINANCIAL SERVICES TRUST
Subadviser: Davis Selected Advisers, L.P. ("Davis")

During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services.

OVERSEAS TRUST
Subadviser:   Fidelity Management & Research Company ("FMR")

The portfolio normally invests at least 80% of the portfolio's assets in non-U.S. securities (primarily common stocks).

INTERNATIONAL STOCK TRUST
Subadviser: Deutsche Asset Management Investment Services Ltd. ("DeAMIS") Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks.

INTERNATIONAL VALUE TRUST
Subadviser: Templeton Investment Counsel, Inc. ("Templeton")

Not subject to 80% rule.

CAPITAL APPRECIATION TRUST
Subadviser: Jennison Associates LLC ("Jennison").

Not subject to 80% rule.

STRATEGIC OPPORTUNITIES TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

Not subject to 80% rule.

QUANTITATIVE MID CAP TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

GLOBAL TRUST
Subadviser: Templeton Global Advisors Limited

Not subject to 80% rule.

STRATEGIC GROWTH TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

ALL CAP CORE TRUST
Subadviser: Deutsche Asset Management, Inc.. ("DeAM")

Not subject to 80% rule.

LARGE CAP GROWTH TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations.

ALL CAP VALUE TRUST
Subadviser: Lord Abbett & Co. ("Lord Abbett")

Not subject to 80% rule.

CAPITAL OPPORTUNITIES TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

QUANTITATIVE EQUITY TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

MFC seeks to attain this objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

BLUE CHIP GROWTH TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its total assets in the common stocks of large and medium-size blue chip growth companies.

UTILITIES TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

REAL ESTATE SECURITIES TRUST
Subadviser: Deutsche Asset Management, Inc. ("DeAM")

The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in securities of real estate companies.

SMALL COMPANY VALUE TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

MID CAP VALUE TRUST
Subadviser: Lord Abbett & Co. ("Lord Abbett")

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

VALUE TRUST
Subadviser: Morgan Stanley Investment Management, Inc. doing business as "Van Kampen"

Not subject to 80% rule.

GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust)
Subadviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM")

      Not subject to 80% rule.

FUNDAMENTAL VALUE TRUST
Subadviser: Davis Selected Advisors, L.P. ("Davis")

Not subject to 80% rule.

GROWTH & INCOME TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Not subject to 80% rule.

U.S. LARGE CAP TRUST
Subadviser: Capital Guardian Trust Company ("CGTC"),

The portfolio invests at least 80% of the portfolio's net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase.

EQUITY-INCOME TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Not subject to 80% rule.

INCOME & VALUE TRUST
Subadviser: Capital Guardian Trust Company ("CGTC")

Not subject to 80% rule.

BALANCED TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC"),

Not subject to 80% rule.

HIGH YIELD TRUST

Subadviser: Salomon Brothers Asset Management Inc ("SBAM")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                                   Corporate Bonds, Preferred Stocks and
  Rating Agency                           Convertible Securities
-----------------                  -------------------------------------
     Moody's                                   Ba through C
Standard & Poor's                              BB through D

STRATEGIC BOND TRUST
Subadviser: Salomon Brothers Asset Management Inc. ("SaBAM")

SaBAM seeks to achieve this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities .

GLOBAL BOND TRUST
Subadviser: Pacific Investment Management Company LLC ("PIMCO")

PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

TOTAL RETURN TRUST
Subadviser: Pacific Investment Management Company LLC ("PIMCO"),

Not subject to 80% rule.

INVESTMENT QUALITY BOND TRUST

Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds.




U.S. GOVERNMENT SECURITIES TRUST

Subadviser: Salomon Brothers Asset Management Inc ("SaBAM")

SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

MONEY MARKET TRUST

MONEY MARKET TRUST B

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

THE INDEX TRUSTS

MFC Global Investment Management (U.S.A.) Limited ("MFC")

SMALL CAP INDEX  TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Small Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC believes as a group will behave in a manner similar to the index.

INTERNATIONAL INDEX TRUST A

INTERNATIONAL INDEX TRUST B

SSgA Funds Management, Inc. ("SSgA")

The International Index Trust A and International Index Trust B invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Morgan Stanley Capital International All Country World Excluding U.S. Index (the "MSCI ACW ex-US Index") and (b) securities (which may or may not be included in the MSCI ACW ex-US Index) that MFC believes as a group will behave in a manner similar to the index.

MID CAP INDEX TRUST

MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Mid Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MFC believes as a group will behave in a manner similar to the index.

TOTAL STOCK MARKET INDEX TRUST

MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Total Stock Market Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MFC believes as a group will behave in a manner similar to the index.

500 INDEX TRUST

500 INDEX TRUST B

MFC Global Investment Management (U.S.A.) Limited ("MFC")

The 500 Index Trust and the 500 Index Trust B invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and
(b) securities (which may or may not be included in the S&P 500 Index) that MFC believes as a group will behave in a manner similar to the index.

BOND INDEX TRUST A

BOND INDEX TRUST B

Declaration Management & Research LLC

The Bond Index Trust A and the Bond Index Trust B invest, under normal market conditions, at least 80% of its assets in bonds.

LIFESTYLE TRUSTS

Subadviser:  MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.




                               PORTFOLIO TURNOVER

      The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 2003, and 2004 were as follows:

PORTFOLIO                                                          2004           2003
---------                                                          ----           ----
Science & Technology Trust                                           55%           56%++

Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)     43%           57%

Health Sciences Trust                                                48%           44%

Emerging Growth Trust                                               191%          183%

Aggressive Growth Trust                                             123%           71%

Emerging Small Company Trust                                         55%           51%

Small Company Blend Trust                                            42%           37%

Small Company Trust                                                 107% +        N/A

Dynamic Growth Trust                                                121%          133% ++

Mid Cap Stock Trust                                                 128%          132%

Natural Resources Trust                                              20%           23%

All Cap Growth Trust                                                 77%           58%

Strategic Opportunities Trust                                       116%          185%

Financial Services Trust                                             12%           25%

International Stock Trust                                            76%          159%

Overseas Trust                                                       85%          103%

International Small Cap Trust                                        32%          140%

International Value Trust                                            29%           51%

Quantitative Mid Cap Trust                                          157%          107%

Mid Cap Core Trust                                                   72%           22%

Global Trust (formerly, Global Equity Trust)                         39%          149%

Strategic Growth Trust                                               72%           77%

Capital Appreciation Trust                                           79%           71%

U.S. Global Leaders Growth Trust                                      7%+         N/A

Quantitative All Cap Trust                                          158%           96%

All Cap Core Trust                                                  257%          183%

Large Cap Growth Trust                                               50%           62%

Blue Chip Growth Trust                                               31%           35%

U.S. Large Cap Trust                                                 46%++         34%

Core Equity Trust                                                     6%+         N/A

Strategic Value Trust                                                96%           62%

Large Cap Value Trust                                               109%          105%

Classic Value Trust                                                   9%+         N/A

Utilities Trust                                                     106%          131%

Real Estate Securities Trust                                         82%           30%

Small Cap Opportunities Trust                                        40%           17%

Small Company Value Trust                                             9%           14%

Special Value Trust                                                  16%           26%

Mid Cap Value Trust                                                  19%           34%

Value Trust                                                          80%          186%

All Cap Value Trust                                                  43%           52%

Equity Index Trust                                                    8%            2%

Fundamental Value Trust                                               6%           12%

Growth & Income Trust                                                43%           39%

Great Companies - America                                             9%            5%

Quantitative Value Trust                                            108%+         N/A

Equity-Income Trust                                                  21%           15%

Income & Value Trust                                                 83%++         91%

Global Allocation Trust                                              76%          147%

High Yield Trust                                                     69%           75%

Strategic Bond Trust                                                 52%           80%

Strategic Income Trust                                               24%+         N/A

Global Bond Trust                                                   174%          338%

Diversified Bond Trust                                              138%          193%

Investment Quality Bond Trust                                        23%           59%

Total Return Trust                                                  251%          285%

Real Return Bond Trust                                            1,151%+++       574%+++

U.S. Government Securities Trust                                     77%           97%

Money Market Trust                                                  N/A           N/A

Small Cap Index Trust                                                26%           36%

Mid Cap Index Trust                                                  16%            8%

Total Stock Market Index Trust                                        5%            6%

500 Index Trust                                                       4%            1%

Lifestyle Aggressive 1000 Trust                                      57%           53%

Lifestyle Growth 820 Trust                                           48%           55%

Lifestyle Balanced 640 Trust                                         51%           55%

Lifestyle Moderate 460 Trust                                         55%           46%

Lifestyle Conservative 280 Trust                                     44%           40%

American Growth Trust                                                 1%            1%

American International Trust                                         65%           22%

American Blue Chip Income & Growth Trust                             54%           -- ##

American Growth-Income Trust                                          1%            2%

Small-Mid Cap Growth Trust                                           144%         183%

Small-Mid Cap Trust                                                  60%           18%

International Equity Select Trust                                    80%            9%

Select Growth Trust                                                  83%           67%

Global Equity Select Trust                                           15%           24%

Core Value Trust                                                     67%           44%

High Grade Bond Trust                                               799%          661%

+ Not Annualized

++ The portfolio turnover rate does not include the assets acquired in the merger.

+++ Includes the effect of dollar roll transactions, if any.

## Amount is less than 1%

      Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee and officer oversees all Trust portfolios.

                                     DISINTERESTED TRUSTEES
                            POSITION WITH                 PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE         THE TRUST                  DURING PAST FIVE YEARS
---------------------   ----------------------  -------------------------------------------------
Don B. Allen                 Trustee            Adviser, Sinicon Plastics Inc (plastic injection
601 Congress Street                             molding)
Boston, MA 02210             (since 1985)
Age: 76

Charles L. Bardelis          Trustee            President and Executive Officer, Island Commuter
601 Congress Street                             Corp. (Marine Transport).
Boston, MA 02210             (since 1988)
Age: 63

Elizabeth G. Cook            Trustee            Expressive Arts Therapist, Dana Farber Cancer
601 Congress Street                             Institute; President, The Advertising Club of
Boston, MA 02210             (since 2004)*      Greater Boston
Age: 67

Hassell H. McClellan         Trustee            Associate Professor, The Graduate School of the
601 Congress Street                             Wallace E. Carroll School of Management, Boston
Boston, MA 02210             (since 2004)*      College
Age: 59

James. M. Oates              Trustee            Managing Director, Wydown Group (financial
601 Congress Street,         (since 2004)       consulting firm)(since 1994); Chairman, Emerson
Boston, MA 02210-2801                           Investment Management, Inc. (since 2000); Chairman,
Age: 58                                         Hudson Castle Group, Inc. (formerly IBEX Capital
                                                Markets, Inc.) (financial services company) (since
                                                1997)

                                                Director of the following publicly traded
                                                companies:  Stifel Financial, Director
                                                (since 1996); Investor Financial Services
                                                Corporation, Director (since 1995); Connecticut
                                                River Bancorp, Director (since 1998)

                                                Director of the following registered investment
                                                company: Phoenix Mutual Funds, Director
                                                since 1988 overseeing 20 portfolios).

F. David Rolwing             Trustee            Former Chairman, President and CEO, Montgomery
601 Congress Street                             Mutual Insurance Company, 1991 to 1999. (Retired
Boston, MA 02210             (since 1997**)     1999).
Age: 70

*Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

**Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

The Trust from time to time changes subadvisers or engages new subadvisers to the portfolios. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During the two most recent calendar years, the following independent Trustees (or their immediate family members) owned shares (the value of which exceeded $60,000) of the controlling parents of companies that will commence operations on April 29, 2005. F. David Rolwing and James M. Oates both owned Bank of America (controlling parent of Marsico Capital Management, LLC). F. David Rolwing also owned Wells Fargo & Company (controlling parent of Wells Fargo Fund Management, LLC). James M. Oates also owned State Street Corporation (controlling parent of SSgA Funds Management, Inc.). In addition, Mr. Oates who was elected a Trustee on December 3, 2004, owned shares of Citicorp (controlling parent of Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited. At December 31, 2004, these Trustees and the other Independent Trustees (and their immediate family members) did not own any shares of a company that was serving, or had been approved by the board to serve, as subadviser to a Trust portfolio or any company controlling, controlled by or under common control with such a subadviser.

          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

                           Position with                          Principal Occupation
Name, Address and Age        the Trust                           During Past Five Years
---------------------   ----------------------  -------------------------------------------------------
John D. DesPrez III#*       Trustee             President and Chief Executive Officer, John Hancock
                                                Financial Services, Inc.; Chairman and President, John
601 Congress Street        (since 2000)         Hancock Life Insurance Company (U.S.A.), Executive Vice
Boston, MA 02210                                President, U.S. Operations, Manulife Financial
Age: 48

John D. Richardson#*       Chairman of          Retired; Former Senior Executive Vice President, Office
                           the Board            of the President, Manulife Financial, February 2000 to
                           of Trustees          March 2002 (Retired, March, 2002);

601 Congress Street        (since 1997)-        Executive Vice President and General Manager, U.S.
Boston, MA 02210                                Operations, Manulife Financial, January 1995 to January
Age: 67                                         2000.

                                                Director of BNS Split Corp, a publicly traded company
                                                listed on the Toronto Stock Exchange.

-Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

#Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

*Affiliated with the investment adviser.

James A. Shepherdson*       President           Executive Vice President, Manulife Financial
                                                Corporation (since 2004); Director, President and Chief
                            (since 2005)        Executive Officer, John Hancock Advisers, LLC (the
601 Congress Street                             "Adviser") and The Berkeley Financial Group, LLC ("The
Boston, MA 02210                                Berkeley Group") (holding company); Director, President
Age: 53                                         and Chief Executive Officer, John Hancock Funds, LLC.
                                                ("John Hancock Funds"); Director, President and Chief
                                                Executive Officer, Sovereign Asset Management
                                                Corporation ("SAMCorp."); Director, John Hancock
                                                Signature Services, Inc.; Director, Chairman and
                                                President, NM Capital Management, Inc. (NM Capital);
                                                President, John Hancock Retirement Services, John
                                                Hancock Life Insurance Company (until 2004);

                                                Chairman, Essex Corporation (until 2004); Co-Chief
                                                Executive Officer MetLife Investors Group (until 2003).

                                                Senior Vice President, AXA/Equitable Insurance Company
                                                (until 2000)

Marc Costantini*            Treasurer           Executive Vice President and Chief Financial Officer,
                                                John Hancock Life Insurance Company  (U.S.A.), January
601 Congress Street         (since 2004)        2004 to present.

Boston, MA 02210                                General Manager, Managed Accounts, John Hancock Life
                                                Insurance Company (U.S.A.) and other positions at
Age: 35                                         Manulife Financial, prior to January 2004.

Andrew Corselli*            Secretary           Vice President and Senior Counsel, U.S. Operations Law
200 Clarendon Street        (since 2002)        Department, John Hancock Life Insurance Company (U.S.A.), March
Boston, MA 02116                                2001 to present. The Prudential Insurance Company of America,
Age: 58                                         Assistant General Counsel & Chief of Litigation, June 1988 to
                                                June, 2000

Gordon Shone*               Vice President and  Senior Vice President, John Hancock Life Insurance Company
601 Congress Street         Chief Financial     (U.S.A.), January 2001 to present.  Vice President, The
Boston, MA 02210            Officer             Manufacturers Life Insurance Company (U.S.A.), August 1998 to
Age: 48                     (Since 2003)        December 2000.

*Affiliated with the investment adviser.

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

DUTIES AND COMPENSATION OF TRUSTEES

      The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

      The Board of Trustees met seven times during the Trust's last fiscal year. The Board also has a standing Audit Committee composed of all of the disinterested Trustees. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee met twice during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 601 Congress Street, Boston, MA 02210.

      The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates.

Trustees not so affiliated receive an annual retainer of $67,000, a fee of $11,400 for each quarterly meeting of the Trustees that they attend in person and a fee of $5,700 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting, plus the sum of $1,000 for attending any duly constituted meeting of the Nominating Committee, other than routine meetings where specific candidates are not considered. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE**

                                AGGREGATE COMPENSATION FROM TRUST    TOTAL COMPENSATION FROM TRUST
                                 FOR FISCAL YEAR ENDED DECEMBER      COMPLEX FOR FISCAL YEAR ENDED
NAMES OF PERSON, POSITION                   31, 2004*                      DECEMBER 31, 2004*#
-------------------------       ---------------------------------    -----------------------------
DISINTERESTED TRUSTEES

Don B. Allen, Trustee                    $115,250                               $  115,250

Charles L. Bardelis, Trustee                                                    $  115,200
                                         $115,200

Elizabeth Cook##                               NA                                       NA

Hassell H. McClellan##                         NA                                       NA

James M. Oates, Trustee***               $ 11,400                               $   11,400


F. David Rolwing, Trustee                $115,250                               $  115,250

TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER

John D. DesPrez, Trustee                 $      0                               $        0

John D. Richardson, Trustee              $      0                               $        0

*Compensation received for services as Trustee.

#Trust Complex includes all portfolios of the Trust.

**The Trust does not have a pension or retirement plan for any of its Trustees or officers.

***Mr. Oates began serving as a Trustee effective December 3, 2004.

## Ms. Cook and Mr. McClellan began serving as Trustees effective March 1, 2005.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS

      The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of December 31, 2004 (excluding those portfolios that had not yet commenced operations on December 31, 2004). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D -$50,001 up to and including $100,000

E - $100,001 or more

                                                                              TRUSTEES AFFILIATED WITH
                                               INDEPENDENT TRUSTEES*           THE INVESTMENT ADVISER
                                  -----------------------------------------   ------------------------
                                  Don B.   Charles L.   James M.   F. David    John D.      John D.
       Trust Portfolio            Allen    Bardelis      Oates     Rolwing    Richardson  DesPrez, III
-------------------------------   ------   ----------   --------   --------   ----------  ------------
Science and Technology Trust         B          A           A          A           A            A

Pacific Rim Trust (formerly,         A          A           A          A           A            A

Pacific Rim Emerging Markets

Trust)

Health Sciences Trust                A          A           A          A           A            A

Emerging Growth Trust                A          A           A          A           A            A

Aggressive Growth Trust              A          A           A          A           A            A

Emerging Small Company Trust         A          A           A          C           A            A

Small Company Blend Trust            C          A           A          A           A            A

Dynamic Growth                       B          A           A          A           A            A

Mid Cap Stock Trust                  A          A           A          A           A            A

Natural Resources Trust              A          C           A          A           A            A

All Cap Growth                       B          A           A          A           A            A

Trust

Strategic Opportunities Trust        B          A           A          A           A            A

Financial Services Trust             A          A           A          A           A            A

International Stock Trust            A          A           A          C           A            A

Overseas Trust                       A          A           A          A           A            A

International Small Cap Trust        B          A           A          A           A            A

International Value Trust            A          A           A          A           A            A

Quantitative Mid Cap Trust           A          A           A          C           A            A

Mid Cap Core Trust                   A          A           A          A           A            A

Global Trust (formerly, Global       A          A           A          A           A            A

Equity Trust)

Strategic Growth Trust               A          A           A          A           A            A

Capital Appreciation Trust           A          A           A          A           A            A

Quantitative All Cap Trust           A          A           A          A           A            A

All Cap Core Trust (formerly         A          A           A          A           A            A

Growth Trust)

Large Cap Growth Trust               A          A           A          A           A            A

Quantitative Equity Trust            A          A           A          A           A            A

Blue Chip Equity Trust               A          A           A          A           A            A

U.S. Large Cap Trust                 B          A           A          C           A            A

Strategic Value Trust                A          A           A          A           A            A

U.S. Large Cap Value Trust           A          A           A          A           A            A

Utilities Trust                      A          A           A          A           A            A

                                                                          TRUSTEES AFFILIATED WITH
                                          INDEPENDENT TRUSTEES*            THE INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------
                                  Don B.  Charles L.  James M.  F. David    John D.     John D.
      Trust Portfolio             Allen    Bardelis    Oates     Rolwing  Richardson  DesPrez, III
--------------------------------  ------  ----------  --------  --------  ----------  ------------
Real Estate Securities Trust        A          A         A          C          A          A

Small Cap Opportunities Trust       A          A         A          A          A          A

Small Company Value Trust           C          A         A          A          A          A

Special Value Trust                 A          A         A          A          A          A

Mid Cap Value Trust                 A          A         A          A          A          A

Value Trust                         C          A         A          A          A          A

All Cap Value Trust                 A          A         A          A          A          A

Equity Index Trust                  A          A         A          A          A          A

Fundamental Value Trust             A          C         A          A          A          A

Growth & Income Trust               C          A         A          A          A          A

Great Companies - America Trust     A          A         A          A          A          A

Quantitative Value Trust            A          A         A          A          A          A

Equity-Income Trust                 A          A         A          A          A          A

Income & Value Trust                A          A         A          A          A          A

Balanced Trust                      A          A         A          A          A          A

Global Allocation Trust             A          A         A          A          A          A

High Yield Trust                    A          A         A          A          A          A

Strategic Bond Trust                A          A         A          A          A          A

Global Bond Trust                   A          A         A          A          A          A

Diversified Bond Trust              A          A         A          A          A          A

Investment Quality Bond Trust       A          A         A          A          A          A

Total Return Trust                  A          A         A          A          A          A

Real Return Bond Trust              A          A         A          A          A          A

U.S. Government Securities Trust    A          A         A          A          A          A

Money Market Trust                  A          A         A          A          A          A

Small Cap Index Trust               A          A         A          A          A          A

International Index Trust           A          A         A          A          A          A

Mid Cap Index Trust                 A          A         A          A          A          A

Total Stock Market Index Trust      A          A         A          A          A          A

500 Index Trust                     A          A         A          A          A          E

Lifestyle Aggressive 1000 Trust     A          D         E          A          A          A

Lifestyle Growth 820 Trust          A          D         A          A          A          A

                                   Don B.  Charles L.  James M.  F. David    John D.     John D.
      Trust Portfolio              Allen    Bardelis    Oates     Rolwing  Richardson  DesPrez, III
---------------------------------  ------  ----------  --------  --------  ----------  ------------
Lifestyle Balanced 640 Trust          A         A          A         A          A           A

Lifestyle Moderate 460 Trust          A         B          A         A          A           A

Lifestyle Conservative 280 Trust      A         A          A         A          A           A

Small-Mid Cap Growth Trust            A         A          A         A          A           A

Small-Mid Cap Trust                   A         A          A         A          A           A

International Equity Select Trust     A         A          A         A          A           A

Select Growth Trust                   A         A          A         A          A           A

Global Equity Select Trust            A         A          A         A          A           A

Core Value Trust                      A         A          A         A          A           A

High Grade Bond Trust                 A         A          A         A          A           A

American Growth Trust                 A         A          A         A          A           A

American International Trust          A         A          A         A          A           A

American Blue Chip Income and
  Growth Trust                        A         A          A         A          A           A

American Growth-Income Trust          A         A          A         A          A           A

ALL TRUST PORTFOLIOS                  E         E          E         D          A           E

*Elizabeth Cook and Hassell McClellan began serving as Trustees effective March 1, 2005.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

      The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

      Information Regarding the Adviser. John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) ("JHIMS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of JHIMS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940.

Approval of the Advisory Agreement and Subadvisory Agreements.

      The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of JHIMS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of JHIMS, with Manulife Financial on January 1, 1996.

      Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

      On December 15, 1995, the Trustees appointed the following new subadvisers:

- Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

- Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

      October 1, 1996 Subadviser Resignations

      Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Trust,

-     Wellington Management Company, LLP as subadviser to the Money Market
      Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

      On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MFC") pursuant to a new subadvisory agreement ("MFC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

      New Subadvisers for New Portfolios

      On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

- T. Rowe Price International, Inc., formerly, known as Rowe Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Stock Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

      Appointment of MFC to Manage the Lifestyle Portfolios

      On December 13, 1996, the Trustees appointed MFC pursuant to the amended MFC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MFC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MFC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

      Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

      On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

      Change of Control of Salomon Brothers Asset Management Inc

On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

      Change of Control of Founders Asset Management, Inc.

      On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

      Change of Control of Oechsle International Advisors, L.P.

      On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

      Change of Control of Rosenberg Institutional Equity Management

On December 17, 1998, the Trustees appointed AXA Rosenberg Investment Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

      Resignation/Termination of Certain Subadvisers Effective May 1, 1999

      Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company          Conservative Asset Allocation Trust

Fidelity Management Trust Company          Moderate Asset Allocation Trust

Founders Asset Management LLC              Growth Trust

Founders Asset Management LLC              Worldwide Growth Trust

J.P. Morgan Investment Management, Inc.    International Growth and Income Trust

Manufacturers Adviser Corporation          Capital Growth Bond Trust

Oechsle International Advisors, LLC        Global Government Bond Trust

Pilgrim Baxter & Associates, Ltd.          Pilgrim Baxter Growth Trust

Warburg Pincus Asset Management, Inc.      Emerging Small Company Trust

      Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

      New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

      On March 26, 1999, the Trustees made the following appointments:

- A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust),
      Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

      Small Company Blend Trust
      U.S. Large Cap Value Trust
      Income & Value Trust (formerly the Moderate Asset Allocation Trust) Diversified Bond Trust (formerly the Conservative Asset Allocation Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust and the Large Cap Growth Trust. On April 30, 2001, Fidelity Management & Research Company
      (FMR) assumed responsibility for management of these Trusts and the Strategic Opportunities Trust from Fidelity Management Trust Company.

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

         Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

      Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

      On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MFC and SSgA to provide MFC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

      Change of Control of Rowe Price-Fleming International, Inc.

On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Stock Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Stock Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

      Appointment of Jennison Associates LLC to Manage the Capital Appreciation Trust

      On September 28, 2000, the Trustees appointed Jennison Associates LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

      Resignation/Termination of Certain Subadvisers Effective April 30, 2001

      Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:

AXA Rosenberg Investment Management LLC         Small Company Value Trust

Morgan Stanley Asset Management                 Global Trust (formerly, the Global Equity Trust)

Manufacturers Adviser Corporation               Real Estate Securities Trust

      New Subadvisers to Manage Certain Portfolios Effective April 30, 2001

      On April 5 and 6, 2001, the Trustees made the following appointments:

- Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Real Estate Securities Trust

- Davis Selected Advisors was appointed, pursuant to a new subadvisory agreement, to manage:

      Financial Services Trust
      Fundamental Value Trust

- The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

      All Cap Value Trust

- INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Telecommunications Trust
      Mid Cap Growth Trust

- Lord, Abbett & Co. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Value Trust

- Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MFC will also manage the Balanced Trust effective May 4, 2001.

- Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

      Strategic Growth Trust
      Capital Opportunities Trust
      Utilities Trust

- Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Opportunities Trust
      Global Trust (formerly ,the Global Equity Trust)

- T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

      Small Company Value Trust

      New Subadvisers to Manage Certain Portfolios Effective July 16, 2001

      On June 28-29, 2001, the Trustees made the following appointments:

- Allegiance Capital,Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      High Grade Bond Trust

- Kayne Anderson Rudnick Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Small-Mid Cap Trust

- Lazard Asset Management was appointed, pursuant to a new subadvisory agreement, to manage:

      International Equity Select Trust
      Global Equity Select Trust

- NavellierManagement, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Small-Mid Cap Growth Trust

- Rorer Asset Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Core Value Trust

- Roxbury Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Select Growth Trust

      Subadviser Changes Effective November 25, 2002

      On September 27, 2002, the Board of Trustees of the Trust approved the following subadviser changes effective November 25, 2002:

         Portfolio                     Current Subadviser            Proposed New Subadviser
         ---------                     ------------------            -----------------------
Real Estate Securities Trust  Cohen & Steers Management, Inc     Deutsche Asset Management, Inc.
Dynamic Growth Trust          Janus Capital Management LLC       Deutsche Asset Management, Inc.
Growth Trust                  SSgA Funds Management, Inc.        Deutsche Asset Management, Inc.
International Stock Trust     T. Rowe Price International, Inc.  Deutsche Asset Management
                                                                 Investment Services Ltd.

In addition, the Board also approved replacing SSgA Funds Management, Inc. as sub-subadviser to the Lifestyle Trusts with Deutsche Asset Management, Inc. effective November 25, 2002. MFC Global Fund Management (U.S.A.) Limited will continue as subadviser to the Lifestyle Trusts.

The Board also approved changing the name of the Growth Trust to All Cap Core Trust and changing the portfolios investment policies to investing in equity securities of all asset classes (small, mid and large cap) focusing primarily on those stocks within the Russell 3000 index.

      Changes Effective May 1, 2003

            Subadviser Changes

      On April 2, 2003, the Board of Trustees of the Trust approved the following subadviser changes effective May 1, 2003:

          Portfolio                  Current Subadviser              Proposed New Subadviser
          ---------                  ------------------              -----------------------
High Yield Trust               Miller Anderson                Salomon Brothers Asset Management Inc.
All Cap Value Trust            The Dreyfus Corporation        Lord Abbett & Co.
International Small Cap Trust  Founders Asset Management LLC  Templeton Investment Counsel, Inc.

      Portfolio Mergers

      On April 2, 2003, the Trustees approved the following mergers effective May 5, 2003.

Telecommunications Trust to merge into the Science & Technology Trust Internet Trust to merge into the Science & Technology Trust Mid Cap Growth Trust to merge into the Dynamic Growth Trust Mid Cap Opportunities Trust to merge into the Dynamic Growth Trust.

      New Portfolios

      On April 2, 2003, the Trustees made the following appointments:

   - Wellington Management Company, LLP. was appointed, pursuant to a new subadvisory agreement, to manage:

      Natural Resources Trust

   - Pacific Investment Management Company was appointed, pursuant to a new subadvisory agreement, to manage:

      Real Return Bond Trust

   - A I M Capital Management, Inc.. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Core Trust

   - Mercury Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

      Large Cap Value Trust

   - MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

      Quantitative All Cap Trust
      Emerging Growth Trust

   - Salomon Brothers Asset Management Inc was appointed, pursuant to a new subadvisory agreement, to manage:

      Special Value Trust

   - Munder Capital Management was appointed, pursuant to a new subadvisory agreement, to manage:

      Small Cap Opportunities Trust

      New Portfolios

      On June 26, 2003, the Trustees made the following appointment:

   - Great Companies, L.L.C. was appointed, pursuant to a new subadvisory agreement, to manage:

      Great Companies - America Trust

      Portfolio Mergers

      On April 1, 2004, the Trustees approved the following mergers effective May 1, 2004.

      Global Quantitative Equity Trust into U.S. Large Cap Trust
      Balanced Trust into Income & Value Trust

      New Portfolios

      On April 2, 2004, the Trustees made the following appointments:

   - American Century Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Small Company Trust

   - Legg Mason Fund Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Core Equity Trust

   - Pzena Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Classic Value Trust

   - MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

      Quantitative Value Trust

      Sustainable Growth Advisers, LP was appointed, pursuant to a new subadvisory agreement, to manage:

      U.S. Global Leaders Growth Trust

   - John Hancock Advisers, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Strategic Income Trust

      Changes Effective May 1, 2004

      On December 13, 2004, the Trustees approved the following mergers effective immediately after the close of business on April 29, 2004.

      a. Strategic Growth into U.S. Global Leaders

      b. Small Company Blend into Small Cap Opportunities

      c. Overseas into International Value

      d. Equity Index into 500 Index Trust

      e. Diversified Bond into Active Bond

      f. Aggressive Growth into Mid Cap Stock

      New Portfolios

      On December 13, 2004, the Trustees made the following appointments:

   - Marsico Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      International Opportunities Trust

   - Wells Fargo Fund Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      U.S. High Yield Bond Trust
      Core Bond Trust

   - Independence Investment LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Small Cap Trust
      Growth & Income Trust II
      Managed Trust (this portfolio is managed by three subadvisers)

   - Declaration Management & Research LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Managed Trust (this portfolio is managed by three subadvisers) Bond Index Trust A
      Bond Index Trust B
      Active Bond Trust (this portfolio is managed by two subadvisers) Short-Term Bond Trust

   -  UBS Global Asset Management was appointed to manage:

      Large Cap Trust

   -  MFC Global Investment Management (U.S.A.) Limited was appointed to manage:

      Money Market Trust B
      500 Index Trust B

   -  SSgA Funds Management, Inc. was appointed to manage:

      International Equity Trust A
      International Equity Trust B

   -  T. Rowe Price Associates, Inc. was appointed to manage:

      Mid Value Trust

   -  Wellington Management Company, LLP was appointed to manage:

      Small Cap Value Trust
      Small Cap Growth Trust

   -  Capital Guardian Trust Company was appointed to manage:

      Overseas Equity Trust
      Managed Trust

   -  John Hancock Advisers, LLC was appointed to manage:

      Active Bond Trust

THE ADVISORY AGREEMENT

      Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

   -  office space and all necessary office facilities and equipment, and

   - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

      The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

      The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

      In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

            Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.

      For the years ended December 31, 2004, 2003 and 2002 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $194,399,592, $139,026,605 and $121,801,726 allocated among the portfolios as follows:

                               PORTFOLIO                              2004            2003            2002
----------------------------------------------------------------  -----------     -----------     -----------
Science & Technology Trust                                        $ 5,335,019     $ 4,681,446     $ 4,665,496

Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)      708,324         429,130         416,583

Health Sciences Trust                                               1,776,731       1,092,397         656,558

Emerging Growth Trust                                               1,277,412           25370(2)          N/A

Aggressive Growth Trust                                             3,109,634       2,206,081       2,266,076

Emerging Small Company Trust                                        4,329,271       3,373,559       3,336,408

Small Company Blend Trust                                           1,834,636       1,426,321       1,494,287

Small Company Trust                                                   261,685(1)          N/A             N/A

Dynamic Growth Trust                                                1,412,822       1,127,166         948,024

Mid Cap Stock Trust                                                 3,535,985       2,065,374       1,278,522

Natural Resources Trust                                             3,267,843         689,622(2)          N/A

All Cap Growth Trust                                                4,677,977       4,162,214       4,069,913

Strategic Opportunities Trust                                       3,677,296       3,670,593       5,384,080

Financial Services Trust                                              726,555         515,197         322,434

International Stock Trust                                           4,097,283       2,614,274       2,300,890

Overseas Trust                                                      4,926,069       2,941,631       3,200,426

International Small Cap Trust                                       3,565,448       1,862,419       1,256,297

International Value Trust                                           4,675,076       2,527,140       2,139,146

Quantitative Mid Cap Trust                                            841,152         614,214         593,460

Mid Cap Core Trust                                                    487,381         180,602(2)          N/A

Global Trust (formerly, Global Equity Trust)                        2,797,227       2,708,494       3,315,325

Strategic Growth Trust                                              2,334,290       1,488,580         829,861

Capital Appreciation Trust                                          1,590,102       1,114,821         445,057

U.S. Global Leaders Growth Trust                                       26,946(1)          N/A             N/A

Quantitative All Cap Trust                                          1,330,957          15,620(2)          N/A

All Cap Core Trust (formerly, Growth Trust)                         1,863,493       1,746,290       2,742,752

Large Cap Growth Trust                                              3,624,733       3,321,396       3,423,377

Blue Chip Growth Trust                                             11,338,520       9,155,555       9,826,268

U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)         5,370,954       3,463,143        3,733,512

Core Equity Trust                                                   1,617,250(1)          N/A              N/A

Strategic Value Trust (formerly, Capital Opportunities Trust)       1,070,875         666,775          294,657

Large Cap Value Trust                                                 698,991          35,746(2)           N/A

Classic Value Trust                                                    46,017(1)          N/A              N/A

Utilities Trust                                                       518,572         298,813          164,770

Real Estate Securities Trust                                        4,524,762       2,765,858        1,851,450

Small Cap Opportunities Trust                                       1,210,098         258,418(2)           N/A

Small Company Value Trust                                           5,830,493       3,737,802        2,957,847

Special Value Trust                                                   229,701          71,496(2)           N/A

Mid Cap Value Trust                                                 4,221,265       2,831,730        1,457,860

Value Trust                                                         2,041,280       1,628,789        2,118,815

All Cap Value Trust                                                 2,319,635       1,175,734          263,705

Equity Index Trust                                                    202,818         185,625          224,244

Fundamental Value Trust                                             4,920,784       3,165,632        1,374,382

Growth & Income Trust                                               8,459,407       8,314,092       10,344,977

Great Companies - America Trust                                        20,472           7,159(3)           N/A

Quantitative Value Trust                                              727,800(1)          N/A              N/A

Equity-Income Trust                                                12,128,093       9,193,136        8,247,458

Income & Value Trust                                                4,486,788       3,432,039        3,319,917

Global Allocation Trust (formerly, Tactical Allocation Trust)       1,029,176         498,796          539,276

High Yield Trust                                                    6,560,794       3,904,182        2,233,481

Strategic Bond Trust                                                4,500,084       3,254,319        2,094,467

Strategic Income Trust                                                 55,452             N/A              N/A

Global Bond Trust                                                   3,731,728       1,481,608          822,503

Diversified Bond Trust                                              2,546,700       2,209,424        1,986,097

Investment Quality Bond Trust                                       2,371,047       2,581,493        2,261,282

Total Return Trust                                                  8,198,876       8,627,857        6,101,938

Real Return Bond Trust                                              2,421,965         801,605(2)           N/A

U.S. Government Securities Trust                                    3,701,482       4,213,924        3,682,285

Money Market Trust                                                  7,248,539       5,235,724        5,570,401

Small Cap Index Trust                                                 752,503         402,004          226,496

Mid Cap Index Trust                                                   806,978         489,790          333,250

Total Stock Market Index Trust                                        695,200         405,708          257,467

500 Index Trust                                                     4,366,594       3,290,414        2,771,998

Lifestyle Aggressive 1000 Trust                                       340,510         180,863          124,563

Lifestyle Growth 820 Trust                                          1,358,402         650,210          427,852

Lifestyle Balanced 640 Trust                                        1,437,267         747,831          461,188

Lifestyle Moderate 460 Trust                                          490,095         302,152          183,153

Lifestyle Conservative 280 Trust                                      295,227         220,906          140,649

Small-Mid Cap Growth Trust                                             21,693          17,676           17,743

Small-Mid Cap Trust                                                   596,916       1,019,650           92,013

International Equity Select Trust                                     423,677         719,514           73,387

Select Growth Trust                                                    24,543          20,260           19,368

Global Equity Select Trust                                             29,095          24,336           24,651

Core Value Trust                                                       27,992       22,738       21,594
High Grade Bond Trust                                                 291,135      716,128       69,790

(1)   For the period May 3, 2004 (commencement of operations) to December 31,
      2001.

(2)   For the period May 5, 2003 (commencement of operations) to December 31,
      2003.

(3) For the period August 4, 2003 (commencement of operations) to December 31, 2003.

THE SUBADVISORY AGREEMENTS

      Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the consulting agreement with Citigroup Asset Management Limited ("CAM Limited"), the Deutsche Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees and the Adviser. (In the case of the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM, MFC Global Investment Management (U.S.A.) Limited. ("MFC Global (U.S.A.)") and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Lifestyle Trusts, Deutsche does not purchase and sell securities but rather provides information and services to MFC Global (U.S.A.) to assist MFC Global (U.S.A.) in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

      The information and services Deutsche provides to MFC Global (U.S.A.) pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

a. Deutsche will provide MFC Global (U.S.A.) the following information and services as may be requested by MFC Global (U.S.A.) from time to time:





            - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios outperform their performance benchmarks;


            - perform statistical performance analysis of historical manager returns for managers that MFC Global (U.S.A.) would like to include in its potential line up on a quarterly basis;


            - using Deutsche's proprietary optimization technology, Deutsche will seek to optimize Lifestyle Trust investments consistent with the performance objective specified by the Subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Trust, and any constraints that MFC Global (U.S.A.) may specify on allocations to nonLifestyle Portfolios) on a quarterly basis;



            - consult with MFC Global (U.S.A.) to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Trusts provided that Deutsche is given information on the performance of these Lifestyle Trusts and the actual allocations implemented.


      Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess.

      CAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and CAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.

            Ownership of SaBAM Limited. CAM Limited is an indirect wholly owned subsidiary of Citigroup. The business address of CAM Limited is Citigroup Centre, Canada Square, London, E145LB, United Kingdom.

            Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

      DeAM Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MFC Global (U.S.A.) and DeAM for the provision of subadvisory consulting services to MFC Global (U.S.A.) in regards to the Lifestyle Trusts. A portion of the subadvisory fee paid to MFC Global (U.S.A.) by the Adviser is paid by MFC Global (U.S.A.) to DeAM. The Lifestyle Trusts do not incur any expenses in connection with DeAM's services other than the advisory fee.

      FMR Sub-Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMR Co., Inc.
(FMRC) for the provision of subadvisory consulting services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.

Control of FMR's Investment Advisers. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Davis Administrative Service Agreement. The Adviser has entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis will pay the Adviser an administrative service fee of ..05% of the average net assets of the Fundamental Value Trust and the Financial Services Trust for administrative and investor support services provided by the Adviser to these Trust portfolios. For the year ended December 31, 2004, Davis paid the Adviser $378,610 under this agreement.

Amount of Subadvisory Fees Paid. For the years ended December 31, 2004, 2003 and 2002, the Adviser paid aggregate subadvisory fees of $94,165,010, $67,073,055 and $58,189,863, respectively, allocated among the portfolios as follows:

                            PORTFOLIO                               2004           2003           2002
                            ---------                               ----           ----           ----
Science & Technology Trust                                       $3,357,362     $2,949,737     $2,936,062

Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust)     354,162        214,565        208,292

Health Sciences Trust                                             1,122,146        689,935        414,668

Emerging Growth Trust                                               638,706         12,685(1)         N/A

Aggressive Growth Trust                                           1,829,196      1,297,695      1,332,986

Emerging Small Company Trust                                      2,645,293      2,061,619      2,038,916

Small Company Blend Trust                                         1,121,166        871,641        913,175

Small Company Trust                                                 165,274(3)         N/A            N/A

Dynamic Growth Trust                                                831,072        663,039        557,661

Mid Cap Stock Trust                                               1,908,352      1,124,866        700,917

Natural Resources Trust                                           2,006,737        427,802(1)         N/A

All Cap Growth Trust                                              2,611,588      2,334,274      2,279,553

Strategic Opportunities Trust                                     1,838,648      1,835,297      2,692,040

Financial Services Trust                                            420,922        294,227        181,369

International Stock Trust                                         2,326,348      1,537,808      1,353,465

Overseas Trust                                                    3,077,385      1,838,519      2,000,266

International Small Cap Trust                                     2,179,675      1,163,891        793,451

International Value Trust                                         2,116,319      1,416,193      1,234,211

Quantitative Mid Cap Trust                                          388,224        283,483        273,905

Mid Cap Core Trust                                                  275,175        103,021(1)         N/A

Global Trust (formerly, the Global Equity Trust)                  1,305,373      1,615,334      1,922,152

Strategic Growth Trust                                            1,242,819        793,909        442,593

Capital Appreciation Trust                                          848,054        594,571        237,364

U.S. Global Leaders Growth Trust                                     11,548(3)         N/A            N/A

Quantitative All Cap Trust                                          564,969          7,209(1)         N/A

All Cap Core Trust (formerly, Growth Trust)                         931,746        873,145      1,371,372

Large Cap Growth Trust                                            1,933,191      1,771,411      1,825,801

Blue Chip Growth Trust                                            5,794,260      4,702,778      5,038,134

U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)       2,778,080      1,791,281      1,938,134

Core Equity Trust                                                   858,471(3)         N/A            N/A

Strategic Value Trust (formerly, Capital Opportunities Trust)       571,133        355,613        157,151

Large Cap Value Trust                                               409,751         21,448(1)         N/A

Classic Value Trust                                                  25,235(3)         N/A            N/A

Utilities Trust                                                     276,572        159,367         87,878

Real Estate Securities Trust                                      1,885,317      1,152,441        823,858

Small Cap Opportunities Trust                                       739,504        157,922(1)         N/A

Small Company Value Trust                                         3,813,079      2,490,762      1,971,898

Special Value Trust                                                 140,373         43,692(1)         N/A

Mid Cap Value Trust                                               2,291,523      1,556,923        816,720

Value Trust                                                         926,163        744,667        960,279

All Cap Value Trust                                               1,222,317        629,802        148,334

Equity Index Trust                                                   81,127         74,250         89,698

Fundamental Value Trust                                           2,622,892      1,724,118        769,670

Growth & Income Trust                                             3,062,822      3,019,228      3,628,493

Great Companies - America Trust                                      10,919          3,818(2)         N/A

Quantitative Value Trust                                            361,296(3)         N/A            N/A

Equity-Income Trust                                               6,189,047      4,721,559      4,248,480

Income & Value Trust                                              2,320,825      1,829,324      1,773,934

Global Allocation Trust (formerly, Tactical Allocation Trust)       548,894        266,025        287,614

High Yield Trust                                                  2,624,380      1,647,921        982,731

Strategic Bond Trust                                              1,875,031(4)   1,418,340(5)     921,566(6)

Strategic Income Trust                                               24,399(3)         N/A            N/A

Global Bond Trust                                                 1,554,887        617,337        342,709

Diversified Bond Trust                                            1,061,125        920,593        868,637

Investment Quality Bond Trust                                       711,314        766,688        678,332

Total Return Trust                                                3,416,198      3,594,941      2,542,474

Real Return Bond Trust                                            1,009,152        334,002(1)         N/A

U.S. Government Securities Trust                                  1,211,440      1,325,317      1,207,174

Money Market Trust                                                  564,202        449,184        468,309

Small Cap Index Trust                                                80,267         42,881         24,159

Mid Cap Index Trust                                                  86,078         52,244         35,547

Total Stock Market Index Trust                                       74,155         43,275         27,463

500 Index Trust                                                     166,443        137,744        123,920

Lifestyle Aggressive 1000 Trust                                     340,510        180,863        140,649

Lifestyle Growth 820 Trust                                        1,358,402        650,210        183,153

Lifestyle Balanced 640 Trust                                      1,437,267        747,831        461,188

Lifestyle Moderate 460 Trust                                        490,095        302,152        427,852

Lifestyle Conservative 280 Trust                                    295,227        220,906        124,563

Small-Mid Cap Growth Trust                                           12,202          9,943          9,981
Small-Mid Cap Trust                                                 376,999        643,990         58,113
International Equity Select Trust                                   258,914        439,703         44,848
Select Growth Trust                                                  13,806         11,396         10,894
Global Equity Select Trust                                           17,780         14,872         15,064
Core Value Trust                                                     15,746         12,790         12,147
High Grade Bond Trust                                               107,942        267,038         27,896

(1)   For the period May 5, 2003 (commencement of operations) to December 31,
      2003.

(2) For the period August 4, 2003 (commencement of operations) to December 31, 2003.

(3)   For the period May 3, 2004 (commencement of operations) to December 31,
      2004.

(4) Of this amount, $XXX was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(5) Of this amount,$59,903 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(6)   Of this amount, $71,581 was paid by SaBAM to SaBAM Limited.

INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

      Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

      - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

      - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

      -  brokers' commissions;

      - issue and transfer taxes on securities transactions to which the Trust is a party;

      -  taxes and fees payable by the Trust; and

      - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

      - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

      Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

      Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

      Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.

      Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

      -  the Board of Trustees of the Trust;

      - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;

      -     the Adviser,

      -     in the case of the Subadvisory Agreements, by the respective
            Subadviser.

The Agreements will automatically terminate in the event of their assignment.

      Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser.

      The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

      As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

      Approval of Advisory and Subadvisory Agreements by the Board of Trustees. The Board of Trustees of the Trust, including at least a majority of the disinterested trustees, have approved the Advisory Agreement and each of the Subadvisory Agreements. In connection with the approval of each of these agreements, the Board considered numerous factors, including:

(i) the nature, quality and scope of the services provided by the Adviser or the Subadviser;

(ii) performance information regarding the portfolios advised by the Adviser or Subadviser;

(iii) performance information regarding the portfolios advised by the Adviser or Subadviser relative to funds with similar objectives and policies;

(iv) the cost and expected profitability to the Adviser of providing portfolio management services to the portfolios;

(v) the proposed advisory fee and subadvisory fee (including breakpoints) for each portfolio in relation to the fees of other comparable portfolios.

      At each meeting approving the Advisory Agreement or any of the Subadvisory Agreements the Board was provided with an analysis of its fiduciary obligations and had the assistance of independent legal counsel.

                          DISTRIBUTOR; RULE 12B-1 PLANS

      The Board of Trustees of the Trust have approved Rule 12b-1 Plans (the "Plans") for Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares), Series III shares (also referred to as "Class R shares") and Series IIIA shares (Lifestyle Trusts only). The purpose of each Plan is to encourage the growth and retention of assets of each portfolio subject to a Plan. See "Lifestyle Trusts - Series IIIA" below for a discussion of Lifestyle Series IIIA shares.

      Series I shares of each portfolio (except the Equity Index Trust) are subject to a Rule 12b-1 fee of up to .05% of Series I share average daily net assets. Series II shares of each portfolio (except the Equity Index Trust) are subject to a Rule 12b-1 fee of up to .25% of Series II share average daily net assets. Series III shares of each portfolio (except the Equity Index Trust) are subject to a Rule 12b-1 fee of up to .40% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts).

Lifestyle Trust - Series IIIA shares. The Class IIIA shares are the same as the other classes of shares except for differences in class expenses, including Rule 12b-1 fees, and voting rights. Eligible investors for the Class IIIA shares are the same kinds of entities that are eligible investors for the Class III shares. Series IIIA shares of each Lifestyle Trust are subject to a Rule 12b-1 fee of up to .55% of Series IIIA shares average daily net assets. Sales of Series III shares of the Lifestyle Trusts ceased upon the commencement of sales of Series IIIA of the Lifestyle Trusts.

 John Hancock Distributors LLC (formerly, Manulife Financial Services LLC) (the "Distributor") enters into agreements with selling dealers to sell Series III and Series IIIA shares of the Trust to qualified pension and profit-sharing plans pursuant to an integrated program of investment, record keeping, administrative and other plan services sponsored by the Distributor. The agreements also provide for the sale to plans of other funds participating in the program. The Distributor pays the selling dealer with respect to a plan as follows (or as the plan, the selling dealer and the Distributor may otherwise agree):

      A fee, payable weekly, equal to 1.00% of the first $5 million, 0.75% of the second $5 million, 0.50% of the third $5 million and 0.25% of the balance of the assets of the plan transferred or contributed to the program and invested in the Trust and other participating funds during the first year in which the plan participates in the program; and thereafter, a fee, payable monthly, at an rate equal to 0.25% annually of the net asset value of the share of the Trust and other participating funds held by the plan under the program.

      Rule 12b-1 fees are paid to the Distributor which is also the Trust's principal underwriter.

      To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

 -    for any expenses relating to the distribution of the shares of the class,

 - for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

 - for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

Currently, each Series of shares pays a "service fee" of .25% of average daily net assets or, if less, the full amount of the applicable 12b-1 fee. The service fee is paid to the Trust's Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed TO provide with respect to the shares of the Trust the kinds of services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.

      Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

      This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

      The Plans may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

      During the fiscal year ended December 31, 2004 the following amounts were paid pursuant to the Trust's Rule 12b-1 Plan:

                                 SERIES I SHARES

                                                                                                 DISTRIBUTION
                                                                                                PAYMENT TO JOHN
                                                                                                   HANCOCK
                                                                                                  INVESTMENT
                                                                                                  MANAGEMENT
                                                                             SERVICE FEE        SERVICES, LLC
PORTFOLIO                                                                      PAYMENTS       (THE DISTRIBUTOR)
----------------------------------------------------------------             -----------      -----------------

Science & Technology Trust                                                     $748,117               N/A
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)                114,246               N/A
Health Sciences Trust                                                           175,776               N/A
Emerging Growth Trust                                                           257,381               N/A
Aggressive Growth Trust                                                         424,110               N/A
Emerging Small Company Trust                                                    574,865               N/A
Small Company Blend Trust                                                       207,406               N/A
Small Company Trust                                                              20,823               N/A
Dynamic Growth Trust                                                            191,975               N/A
Mid Cap Stock Trust                                                             445,447               N/A
Natural Resources Trust                                                         251,582               N/A
All Cap Growth Trust                                                            720,609               N/A
Strategic Opportunities Trust                                                   749,824               N/A
Financial Services Trust                                                         79,417               N/A
International Stock Trust                                                       478,897               N/A
Overseas Trust                                                                  633,887               N/A
International Small Cap Trust                                                   409,903               N/A
International Value Trust                                                       541,410               N/A
Quantitative Mid Cap Trust                                                      179,366               N/A
Mid Cap Core Trust                                                               28,737               N/A
Global Trust (formerly, Global Equity Trust)                                    524,840               N/A
Strategic Growth Trust                                                          282,516               N/A
Capital Appreciation Trust                                                      180,404               N/A
US Global Leaders Growth Trust                                                    2,582               N/A
Quantitative All Cap Trust                                                      323,009               N/A
All Cap Core Trust (formerly, Growth)                                           382,944               N/A
Large Cap Growth Trust                                                          586,724               N/A
Blue Chip Growth Trust                                                        1,902,160               N/A
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)                     831,199               N/A
Core Equity Trust                                                               165,329               N/A
Strategic Value Trust (formerly, Capital Opportunities Trust)                   129,685               N/A
Large Cap Value Trust                                                            62,865               N/A
Classic Value Trust                                                               2,640               N/A
Utilities Trust                                                                  62,906               N/A
Real Estate Securities Trust                                                    752,069               N/A
Small Cap Opportunities Trust                                                    98,535               N/A
Small Company Value Trust                                                       660,425               N/A
Special Value Trust                                                              20,592               N/A
Mid Cap Value Trust                                                             488,889               N/A
Value Trust                                                                     419,899               N/A
All Cap Value Trust                                                             268,625               N/A
Equity Index Trust                                                                  N/A               N/A
Fundamental Value Trust                                                         578,104               N/A
Growth & Income Trust                                                         2,136,492               N/A
Great Companies - America                                                           N/A               N/A
Quantitative Value Trust                                                        153,045               N/A
Equity-Income Trust                                                           1,916,897               N/A
Income & Value Trust                                                            874,766               N/A
Global Allocation Trust (formerly, Tactical Allocation Trust)                   130,718               N/A
High Yield Trust                                                                999,847               N/A
Strategic Bond Trust                                                            736,702               N/A
Strategic Income Trust                                                            5,245               N/A
Global Bond Trust                                                               570,181               N/A
Diversified Bond Trust                                                          408,556               N/A

Investment Quality Bond Trust                                                   566,915               N/A
Total Return Trust                                                            1,303,803               N/A
Real Return Bond Trust                                                          244,863               N/A
U.S. Government Securities Trust                                                722,441               N/A
Money Market Trust                                                            2,781,308               N/A
Small Cap Index Trust                                                           231,881               N/A
Mid Cap Index Trust                                                             245,130               N/A
Total Stock Market Index Trust                                                  227,864               N/A
500 Index Trust                                                               1,551,602               N/A
Lifestyle Aggressive 1000 Trust                                                     N/A               N/A
Lifestyle Growth 820 Trust                                                          N/A               N/A
Lifestyle Balanced 640 Trust                                                        N/A               N/A
Lifestyle Moderate 460 Trust                                                        N/A               N/A
Lifestyle Conservative 280 Trust                                                    N/A               N/A
Small-Mid Cap Growth Trust                                                        4,067               N/A
Small-Mid Cap Trust*                                                            140,142               N/A
International Equity Select Trust*                                              104,382               N/A
Select Growth Trust                                                               4,602               N/A
Global Equity Select Trust                                                        4,849               N/A
Core Value Trust                                                                  5,249               N/A
High Grade Bond Trust*                                                          114,806               N/A
American Growth Trust                                                               N/A           $32,284
American International Trust                                                        N/A            20,622
American Growth-Income Trust                                                        N/A            17,332
American Blue Chip Income and Growth Trust                                          N/A             7,914

*comprised of $59,844, $80,233 and $65 for Series I, Series II and Series III, respectively for Small-Mid Cap Trust; $45,297, $59,036 and $49 for Series I, SeriesII and Series III, respectively for International Equity Select Trust and $51,296, $63,480 and $30 for Series I, Series II and Series III, respectively for High Grade Bond Trust.

                                SERIES II SHARES

                                                                                               DISTRIBUTION
                                                                                             PAYMENT TO JOHN
                                                                                                 HANCOCK
                                                                                               DISTRIBUTORS
                                                                              SERVICE FEE        LLC (THE
PORTFOLIO                                                                      PAYMENTS         DISTRIBUTOR)
----------------------------------------------------------------              -----------    ---------------
Science & Technology Trust                                                      $99,220          $132,294
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)                 37,472            49,963
Health Sciences Trust                                                           104,580           139,441
Emerging Growth Trust                                                            16,296            21,728
Aggressive Growth Trust                                                         124,553           166,070
Emerging Small Company Trust                                                    146,757           195,675
Small Company Blend Trust                                                        98,366           131,155
Small Company Trust                                                              20,477            27,302
Dynamic Growth Trust                                                             57,346            76,461
Mid Cap Stock Trust                                                             251,604           335,472
Natural Resources Trust                                                         288,505           384,674
All Cap Growth Trust                                                            164,859           219,813
Strategic Opportunities Trust                                                    38,168            50,890
Financial Services Trust                                                         60,813            81,083
International Stock Trust                                                       245,558           327,410
Overseas Trust                                                                  289,429           385,905

International Small Cap Trust                                                   183,792           245,055
International Value Trust                                                       365,352           487,137
Quantitative Mid Cap Trust                                                       14,746            19,661
Mid Cap Core Trust                                                               62,184            82,911
Global Trust (formerly, Global Equity Trust)                                     34,517            46,022
Strategic Growth Trust                                                          185,087           246,782
Capital Appreciation Trust                                                      137,531           183,375
US Global Leaders Growth Trust                                                    4,017             5,356
Quantitative All Cap Trust                                                        4,887             6,517
All Cap Core Trust (formerly, Growth)                                            16,376            21,835
Large Cap Growth Trust                                                          138,223           184,297
Blue Chip Growth Trust                                                          473,517           631,357
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)                     279,941           373,254
Core Equity Trust                                                               159,643           212,858
Strategic Value Trust (formerly, Capital Opportunities Trust)                    84,441           112,588
Large Cap Value Trust                                                            76,866           102,487
Classic Value Trust                                                               6,267             8,356
Utilities Trust                                                                  40,780            54,373
Real Estate Securities Trust                                                    378,291           504,387
Small Cap Opportunities Trust                                                   103,040           137,386
Small Company Value Trust                                                       311,253           415,003
Special Value Trust                                                              17,452            23,269
Mid Cap Value Trust                                                             337,647           450,196
Value Trust                                                                      58,008            77,344
All Cap Value Trust                                                             201,447           268,595
Equity Index Trust                                                                  N/A               N/A
Fundamental Value Trust                                                         417,127           556,170
Growth & Income Trust                                                           176,073           234,764
Great Companies - America                                                         4,095             5,459
Quantitative Value Trust                                                         28,872            38,495
Equity-Income Trust                                                             627,884           837,179
Income & Value Trust                                                            160,646           214,195
Global Allocation Trust (formerly, Tactical Allocation Trust)                    75,074           100,098
High Yield Trust                                                                686,432           915,243
Strategic Bond Trust                                                            387,838           517,116
Strategic Income Trust                                                            8,063            10,751
Global Bond Trust                                                               362,294           483,060
Diversified Bond Trust                                                          228,088           304,117
Investment Quality Bond Trust                                                   144,284           192,379
Total Return Trust                                                              744,102           992,136
Real Return Bond Trust                                                          360,327           480,435
U.S. Government Securities Trust                                                344,437           459,250
Money Market Trust                                                              319,982           426,643
Small Cap Index Trust                                                            68,676            91,568
Mid Cap Index Trust                                                              77,332           103,109
Total Stock Market Index Trust                                                   50,205            66,939
500 Index Trust                                                                 193,274           257,699
Lifestyle Aggressive 1000 Trust                                                     N/A               N/A
Lifestyle Growth 820 Trust                                                          N/A               N/A
Lifestyle Balanced 640 Trust                                                        N/A               N/A
Lifestyle Moderate 460 Trust                                                        N/A               N/A
Lifestyle Conservative 280 Trust                                                    N/A               N/A
Small-Mid Cap Growth Trust                                                          N/A               N/A
Small-Mid Cap Trust                                                                 N/A               N/A

International Equity Select Trust                                                   N/A               N/A
Select Growth Trust                                                                 N/A               N/A
Global Equity Select Trust                                                          N/A               N/A
Core Value Trust                                                                    N/A               N/A
High Grade Bond Trust                                                               N/A               N/A
American Growth Trust                                                               N/A         2,386,755
American International Trust                                                        N/A         1,044,995
American Growth-Income Trust                                                        N/A         1,773,822
American Blue Chip Income and Growth Trust                                          N/A           881,364

                                SERIES III SHARES

                                                                                      DISTRIBUTION
                                                                                     PAYMENT TO JOHN
                                                                                         HANCOCK
                                                                                    DISTRIBUTORS LLC
                                                                    SERVICE FEE           (THE
PORTFOLIO                                                             PAYMENTS        DISTRIBUTOR)
---------------------------------------------------------------     -----------     ----------------
Science & Technology Trust                                            $   230            $   535
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)           66                153
Health Sciences Trust                                                     181                421
Emerging Growth Trust                                                      54                126
Aggressive Growth Trust                                                    96                225
Emerging Small Company Trust                                               83                193
Small Company Blend Trust                                                 N/A                N/A
Small Company Trust                                                        19                 44
Dynamic Growth Trust                                                      N/A                N/A
Mid Cap Stock Trust                                                       506              1,181
Natural Resources Trust                                                   386                902
All Cap Growth Trust                                                      127                297
Strategic Opportunities Trust                                             N/A                N/A
Financial Services Trust                                                   82                190
International Stock Trust                                                 267                623
Overseas Trust                                                            322                752
International Small Cap Trust                                             208                486
International Value Trust                                                 231                540
Quantitative Mid Cap Trust                                                N/A                N/A
Mid Cap Core Trust                                                         25                 57
Global Trust (formerly, Global Equity Trust)                               89                207
Strategic Growth Trust                                                    171                398
Capital Appreciation Trust                                                 85                198
US Global Leaders Growth Trust                                            N/A                N/A
Quantitative All Cap Trust                                                384                898
All Cap Core Trust (formerly, Growth)                                     N/A                N/A
Large Cap Growth Trust                                                    N/A                N/A
Blue Chip Growth Trust                                                    433              1,012
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)                92                215
Core Equity Trust                                                         219                510
Strategic Value Trust (formerly, Capital Opportunities Trust)              49                115
Large Cap Value Trust                                                      68                157

Classic Value Trust                                                       N/A                N/A
Utilities Trust                                                            29                 67
Real Estate Securities Trust                                              832              1,940
Small Cap Opportunities Trust                                             108                253
Small Company Value Trust                                                  72                168
Special Value Trust                                                       240                561
Mid Cap Value Trust                                                       497              1,159
Value Trust                                                               N/A                N/A
All Cap Value Trust                                                       208                485
Equity Index Trust                                                        N/A                N/A
Fundamental Value Trust                                                   293                685
Growth & Income Trust                                                     257                600
Great Companies - America                                                 N/A                N/A
Quantitative Value Trust                                                   33                 78
Equity-Income Trust                                                       525              1,223
Income & Value Trust                                                      N/A                N/A
Global Allocation Trust (formerly, Tactical Allocation Trust)              43                100
High Yield Trust                                                          755              1,763
Strategic Bond Trust                                                      484              1,128
Strategic Income Trust                                                    N/A                N/A
Global Bond Trust                                                         456              1,064
Diversified Bond Trust                                                     31                 73
Investment Quality Bond Trust                                             115                269
Total Return Trust                                                      1,814              4,232
Real Return Bond Trust                                                    302                705
U.S. Government Securities Trust                                          282                659
Money Market Trust                                                      5,226             12,195
Small Cap Index Trust                                                     444              1,035
Mid Cap Index Trust                                                       329                769
Total Stock Market Index Trust                                             12                 27
500 Index Trust                                                         1,762              4,111
Lifestyle Aggressive 1000 Trust                                           N/A              1,024
Lifestyle Growth 820 Trust                                                N/A              1,782
Lifestyle Balanced 640 Trust                                              N/A              2,417
Lifestyle Moderate 460 Trust                                              N/A                488
Lifestyle Conservative 280 Trust                                          N/A                632
Small-Mid Cap Growth Trust                                                N/A                N/A
Small-Mid Cap Trust                                                       N/A                N/A
International Equity Select Trust                                         N/A                N/A
Select Growth Trust                                                       N/A                N/A
Global Equity Select Trust                                                N/A                N/A
Core Value Trust                                                          N/A                N/A
High Grade Bond Trust                                                     N/A                N/A
American Growth Trust                                                     N/A                N/A
American International Trust                                              N/A                N/A
American Growth-Income Trust                                              N/A                N/A
American Blue Chip Income and Growth Trust                                N/A                N/A

                               PORTFOLIO BROKERAGE

      Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

      Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

      -     price, dealer spread or commission, if any,

      - the reliability, integrity and financial condition of the broker-dealer,

      -     size of the transaction,

      -     difficulty of execution,

      -     brokerage and research services provided, and

      -     confidentiality and anonymity.

      Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

      Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

      Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising various of its clients (including the portfolios), although not all of these services are necessarily useful and of value in managing the portfolios. The management fee paid by a portfolio is not reduced because a Subadviser and its affiliates receive such services.

As noted above, a Sub-adviser may purchase new issues of securities for the portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

      -     the value of securities,

      -     the advisability of purchasing or selling securities,

      - the availability of securities or purchasers or sellers of securities, and

      - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and
            (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

      To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

      Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

      Affiliated Underwriting Transactions by the Subadvisers. The Trust's portfolios have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a portfolio may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a portfolio from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase.

Brokerage Commissions Paid. For the years ended December 31 2004, 2003 and 2002, the Trust paid brokerage commissions in connection with portfolio transactions of $31,286,616, $28,417,821 and $33,094,207, respectively, allocated among the portfolios as follows:

PORTFOLIO                                                                2004            2003            2002
----------------------------------------------------------------      ----------      ----------      ----------
Science and Technology Trust                                          $1,055,337      $  931,941      $1,073,615
Pacific Rim Trust (formerly, Pacific Rim Emerging Markets Trust)         203,363         261,495         122,750
Health Sciences Trust                                                    280,430         198,790         166,836
Emerging Growth Trust                                                  1,095,946          57,985(2)          N/A
Aggressive Growth Trust                                                1,211,506         566,009         789,040
Emerging Small Company Trust                                             912,506         779,555         734,959
Small Company Blend Trust                                                356,823         361,284         367,283
Small Company Trust                                                      107,776(1)          N/A             N/A
Dynamic Growth Trust                                                     587,444         381,022         238,209
Mid Cap Stock Trust                                                    1,964,628       1,292,114         882,136
Natural Resources Trust                                                  326,437         152,831(2)          N/A
All Cap Growth Trust                                                   1,008,585         895,357       1,068,156
Strategic Opportunities Trust                                          1,960,877       3,926,213       5,562,523
Financial Services Trust                                                  27,239          44,657          66,509
International Stock Trust                                              1,353,469       1,261,482         321,038
Overseas Trust                                                         1,767,556       1,220,030       1,005,796

International Small Cap Trust                                            639,946       1,848,180       4,602,362
International Value Trust                                                843,282         600,429         593,077
Quantitative Mid Cap Trust                                               430,408         323,941       1,000,592
Mid Cap Core Trust                                                        93,798          61,205(2)          N/A
Global Trust (formerly, Global Equity Trust)                             456,251       1,314,941       1,577,719
Strategic Growth Trust                                                   688,696         515,441         397,697
Capital Appreciation Trust                                               408,187         309,581         218,122
Quantitative All Cap Trust                                               652,124          12,422(2)          N/A
U.S. Global Leaders Growth Trust                                          11,211(1)          N/A             N/A
All Cap Core Trust (formerly, Growth Trust)                              403,813         369,007         908,194
Large Cap Growth Trust                                                   646,458         829,085       1,083,812
Blue Chip Growth Trust                                                 1,021,983       1,120,743       1,526,007
US Large Cap Trust (formerly, U.S. Large Cap Value Trust)                558,117         546,443         893,086
Strategic Value Trust (formerly , Capital Opportunities Trust)           433,468         298,817         158,877
Core Equity Trust                                                        621,599(1)          N/A             N/A
Large Cap Value Trust                                                    113,792          16,519(2)          N/A
Utilities Trust                                                          245,185         202,514          85,105
Real Estate Securities Trust                                           2,084,615         705,458         545,457
Classic Value Trust                                                       15,046(1)          N/A             N/A
Small Cap Opportunities                                                  297,273         154,256(2)          N/A
Small Company Value Trust                                                368,967         310,947         542,906
Special Value Trust                                                       35,915          39,523(2)          N/A
Mid Cap Value Trust                                                      388,717         573,692         933,790
Value Trust                                                              833,169       1,501,343         567,062
All Cap Value Trust                                                      401,390         630,174         129,936
Equity Index Trust                                                         5,770           6,631           8,143
Fundamental Value Trust                                                  199,573         165,668         302,795
Growth & Income Trust                                                  1,587,850       1,803,281       2,921,260
Great Companies - America                                                    604           2,237(3)          N/A
Equity-Income Trust                                                      960,852         692,000         697,932
Income & Value Trust                                                     354,368         378,061         572,136
Quantitative Value Trust                                                 387,181(1)          N/A             N/A
Global Allocation Trust (formerly, Tactical Allocation Trust)            144,600         121,331          23,272
High Yield Trust                                                           8,686          12,900             N/A
Strategic Bond Trust                                                       3,099           1,528             N/A
Strategic Income Trust                                                        72(1)          N/A             N/A
Global Bond Trust                                                            N/A             N/A             N/A
Diversified Bond Trust                                                       N/A             N/A             N/A
Investment Quality Bond Trust                                                368              72             216
Total Return Trust                                                         4,139             N/A           3,145
Real Return Bond Trust                                                       N/A             N/A             N/A
U.S. Government Securities Trust                                             N/A             N/A             N/A
Money Market Trust                                                           N/A             N/A             N/A
Small Cap Index Trust                                                    114,235         180,266         105,770
Mid Cap Index Trust                                                       53,857          43,508          54,948
Total Stock Market Index Trust                                            26,507          70,716          10,404
500 Index Trust                                                           40,840          48,683          28,729
Lifestyle Aggressive 1000 Trust                                              N/A             N/A             N/A
Lifestyle Growth 820 Trust                                                   N/A             N/A             N/A
Lifestyle Balanced 640                                                       N/A             N/A             N/A
Lifestyle Moderate 460 Trust                                                 N/A             N/A             N/A
Lifestyle Conservative 280 Trust                                             N/A             N/A             N/A
Small-Mid Cap Growth Trust                                                 4,613           2,692           6,057
Small-Mid Cap Trust                                                      366,378         180,850         152,915

International Equity Select Trust                                         92,641          80,911          34,538
Select Growth Trust                                                        7,192           5,016           3,509
Global Equity Select Trust                                                 1,786           2,282           1,534
Core Value Trust                                                           8,073           3,762           4,253
High Grade Bond Trust                                                        N/A             N/A             N/A
Amercian Growth Trust                                                        N/A             N/A             N/A
American International Trust                                                 N/A             N/A             N/A
Amercian Growth Income Trust                                                 N/A             N/A             N/A
American Blue Chip and Growth Trust                                          N/A             N/A             N/A

(1)   For the period May 3, 2004 (commencement of operations) to December 31,
      2004

(2)   For the period May 5, 2003 (commencement of operations) to December 31,
      2003.

(3) For the period August 4, 2003 (commencement of operations) to December 31, 2003.

Brokerage Commissions Paid to Affiliated Brokers

      For the years ended December 31, 2004, 2003 and 2002, commissions were paid by a Trust portfolio to brokers affiliated with that portfolio as follows:

Commissions Paid to UBS Securities, LLC

      For the year ended December 31, 2004 and 2003, brokerage commissions were paid as follows:

                                                                                                     % OF AGGREGATE
                                                                      % OF PORTFOLIO'S BROKERAGE       $ AMOUNT OF
                                                                       COMMISSIONS REPRESENTED         TRANSACTIONS
PORTFOLIO                                       COMMISSIONS                 FOR THE PERIOD            FOR THE PERIOD
------------------------------------            -----------           --------------------------     ---------------
Year ended December 31, 2004:
Global Allocation Trust.................          $  5,289                        3.66%                     0.02%
Year ended December 31, 2003:
Global Allocation Trust.................          $    115                        0.00%                     0.00%

Commissions Paid to Morgan Stanley & Co., Inc.

      For the year ended December 31, 2004 and 2003, brokerage commissions were paid as follows:

                                                                                                     % OF AGGREGATE
                                                                      % OF PORTFOLIO'S BROKERAGE       $ AMOUNT OF
                                                                       COMMISSIONS REPRESENTED         TRANSACTIONS
PORTFOLIO                                       COMMISSIONS                 FOR THE PERIOD            FOR THE PERIOD
-----------------------------------------       -----------           --------------------------     ---------------
Year ended December 31, 2004:
Value Trust.............................          $ 22,052                        2.65%                     0.07%
Year ended December 31, 2003:
Value Trust.............................          $365,518                       24.15%                     1.23%

Commissions Paid to Ord Minnet (affiliated broker dealer for the period September 27, 1996 to November 25, 2002 due to the position of T. Rowe Price International, Inc. as subadviser to the International Stock Trust during that time period)

      For the years ended December 31, 2002, brokerage commissions were paid as follows:

                                                                                                     % OF AGGREGATE
                                                                      % OF PORTFOLIO'S BROKERAGE       $ AMOUNT OF
                                                                       COMMISSIONS REPRESENTED         TRANSACTIONS
PORTFOLIO                                       COMMISSIONS                 FOR THE PERIOD            FOR THE PERIOD
------------------------------------------      -----------           --------------------------     ---------------
Year ended December 31, 2002:
International Stock Trust.................          $1,787                        0.56%                     0.01%

Commissions Paid to Wachovia Capital Markets, LLC (an affiliate of Jennison Associates LLC)

      For the year ended December 31, 2004 and 2003, brokerage commissions were paid as follows:

                                                                                            % OF AGGREGATE
                                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                                COMMISSIONS REPRESENTED      TRANSACTIONS
                   PORTFOLIO                  COMMISSIONS           FOR THE PERIOD          FOR THE PERIOD
------------------------------------------    -----------     --------------------------    --------------
Year ended December 31, 2004:
Capital Appreciation Trust ...............      $ 2,225                  0.55%                   0.01%
Year ended December 31, 2003:
Capital Appreciation Trust ...............      $   800                  0.00%                   0.00%

Commissions Paid to Merrill Lynch & Co., Inc. (an affiliate of Fund Asset Management, L.P.)

      For the year ended December 31, 2004 and 2003, brokerage commissions were paid as follows:

                                                                                            % OF AGGREGATE
                                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                                COMMISSIONS REPRESENTED      TRANSACTIONS
                  PORTFOLIO                   COMMISSIONS           FOR THE PERIOD          FOR THE PERIOD
------------------------------------------    -----------     --------------------------    --------------
Year ended December 31, 2004:
Large Cap Value Trust ....................      $ 9,331                  8.20%                   0.03%
Year ended December 31, 2003:
Large Cap Value Trust ....................      $ 1,529                  0.09%                   0.00%

Commissions Paid to Legg Mason Wood Walker, Inc.

      For the year ended December 31, 2004, brokerage commissions were paid as follows:

                                                                                            % OF AGGREGATE
                                                              % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                                COMMISSIONS REPRESENTED      TRANSACTIONS
                PORTFOLIO                     COMMISSIONS           FOR THE PERIOD          FOR THE PERIOD
------------------------------------------    -----------     --------------------------    --------------
Year ended December 31, 2004:
Core Equity Trust ........................      $ 5,325                   0.86%                  0.02%

                        PURCHASE AND REDEMPTION OF SHARES

      The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

      - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

      - the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

      The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

      Except for the types of securities described below, securities held by the portfolios will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

      Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

      Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

      Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

      The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

      In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

      -     redeeming shares in kind;

      - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

      -     withholding or reducing dividends;

      - utilizing a net asset value per share based on available market quotations; or

      - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife New York and Manufacturers USA.

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Trust to provide Nonpublic Information (as defined below) regarding Trust portfolio holdings to

Nonaffiliated Persons (as defined below) of the Trust only in the limited circumstances noted below. It is also the policy of the Trust only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons (as defined below), on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trust considers Nonpublic Information regarding Trust portfolio holdings to be confidential and the intent of the Trust's policy regarding disclosure of portfolio holdings is to guard against selective disclosure of such information in a manner that could disadvantage Trust shareholders.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on the website listed below or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q

"Affiliated Persons" are persons affiliated with: (a) the Trust, (b) the Trust's investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Trust's custodian and (e) the Trust's certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to the pre-approval of the Trust's Chief Compliance Officer, the Trust or its adviser principal underwriter or any of its subadviser (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

      1. Rating Organizations

Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      2. VESTEK (THOMPSON FINANCIAL)

Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      3. PROXY VOTING SERVICES

Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      4. COMPUTER SOFTWARE

Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

      5. COURTS AND REGULATORS

Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the adviser, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

      6. OTHER PERSONS

Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust.

The Trust generally requires that each such person or entity execute a written agreement requiring such person/entity to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, the Trust may grant exemptions to such requirement on a case by case basis. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

The CCO shall report to Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

      The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons other than those listed below under "Pre-Approved Affiliated Persons" ("Other Affiliated Persons") and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed below under "Pre-Approved Affiliated Persons" have been exempt from such pre-approval. In the case of persons listed in II, III and IV in this section, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

      In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any other Affiliated Persons the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The Trust generally requires that any Other Affiliated Persons execute a written agreement requiring such person to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, there may be certain circumstances where such an agreement is not required. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

Resolution of Conflicts of Interest

If the Trust or its adviser or principal underwriter or any of its subadvisers (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will not be harmful to the Trust.

Posting of Trust Portfolio Holdings on a Website

If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

      1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. calendar quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

      2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

      3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

Trust Portfolio Holdings Currently Posted on a Website

The ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. This information will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.

 http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

Changes in Policy

Any material changes to the policy regarding disclosure of Nonpublic Information Regarding Trust portfolio holdings must be approved by the Trust Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Trust Board of Trustees.

Applicability of Policy to the Trust's Adviser and Subadvisers

This policy shall apply to the Trust's Adviser and each of its subadvisers.

Applicability of Policy to the Trust's Adviser and Subadvisers

This policy shall apply to the Trust's Adviser and each of its subadvisers.

Pre-Approved Affiliated Persons

Employees* of The Manufacturers Life Insurance Company (U.S.A.) or The Manufacturers Life Insurance Company of New York who are subject to the Code of Ethics of the Trust, the Trust's investment adviser, Manufacturers Securities Services LLC or the Trust's principal underwriter, Manulife Financial Securities LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to the Trust.

III. Employees* of the Trust's custodian who provide services to the Trust.

IV. Employees* and partners of the Trust's certified public accounting firm who provide services to the Trust.

*Includes temporary employees

                            SHAREHOLDERS OF THE TRUST

The Trust currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with Manulife Financial, the ultimate controlling parent of the Adviser.

Currently, the shareholders of the Trust ("Trust Shareholders") are as follows:

      (a) the insurance companies affiliated with Manulife Financial discussed above (the "Manulife Insurance Companies"). (Each insurance company that is a shareholder of the Trust holds Trust shares attributable to variable contracts in its separate accounts),

      (b) certain permitted entities which purchase Series III and Series IIIA shares and which are describe in the Prospectus under "Multiple Classes of Shares - Series III and Series IIIA Shares" ("Permitted Entities"),

      (c)   the Lifestyle Trusts, and

      (d) certain entities which comply with the paragraph (d) under "Entities Eligible to Be Shareholders of the Trust" below.

The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

      Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of the Trust may be purchased only by the following eligible shareholders:

(a) separate accounts of the Manulife Insurance Companies and other insurance companies;

(b) certain affiliates of the Manulife Insurance Companies;

(c) any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies. The Trust and the Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940 ("Contract Owner Instructions"). In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts, and the Manulife Insurance Companies will vote all shares of the portfolio which they own, in proportion to Contract Owner Instructions.

Mixed Funding. Shares of the Trust may be sold to the Trust Shareholders described above. The Trust currently does not foresee any disadvantages to any Trust Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a Trust Shareholder from investing in the Trust.

Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each Series of each portfolio of the Trust.


As of April 4, 2005, the following qualified plans beneficially owned 5% or more of the outstanding Series III shares of the portfolios indicated below:



                                                                                               NUMBER       PERCENTAGE
NAME AND ADDRESS                                         PORTFOLIO                           OF SHARES     OF OWNERSHIP
----------------                            ----------------------------------------        -----------   --------------

Allen Boone Humphries Robinson LLP......    Health Sciences                                     3,853          22.58%
3200 Southwest Fwy Ste 2600                 International Small Cap                               358           6.49%
Houston, TX 77027                           Natural Resources                                   1,352           7.72%
                                            Pacific Rim                                         4,317          51.99%
                                            Mid Cap Index                                       3,945           8.42%
                                            Mid Cap Value                                       4,042           6.53%
                                            Real Estate Securities                              4,496          10.06%
                                            Equity-Income                                      18,265          75.73%
                                            Global Bond                                        22,055          51.25%
                                            IQ Bond                                             1,517          22.11%
                                            Real Return Bond                                      635          13.98%
                                            Strategic Bond                                     11,445          32.36%
                                            Total Return                                       22,926          12.77%
                                            U.S. Government Securities                          2,128          87.43%
Best Cutting Die Company................    Mid Cap Stock                                      18,702          21.54%
8080 McCormick Blvd                         Small Cap Index                                     9,944          14.22%
Skokie, IL 60076                            Science & Technology                               98,078          67.72%
                                            Blue Chip Growth                                    9,809          42.58%
                                            Total Return                                       47,924          26.70%
Corrosion Fluid Products Corp. .........    Money Market                                       43,526          12.00%
24450 Indoplex Cir                          Lifestyle Aggressive 1000                          21,104          12.07%
Farmingtn Hls, MI 48335                     Emerging Growth                                     3,943          44.50%
                                            Emerging Small Company                              1,286          81.65%
                                            Financial Services                                  6,296          66.10%
                                            International Small Cap                             2,122          38.49%
                                            Mid Cap Stock                                      20,074          23.12%
                                            Natural Resources                                   1,340           7.65%
                                            Pacific Rim                                           762           9.18%
                                            Small Cap Index                                     9,809          14.03%
                                            Science & Technology                               30,595          21.12%
                                            All Cap Value                                       8,354          70.92%
                                            Blue Chip Growth                                    4,540          19.71%
                                            Global                                              3,928          40.71%
                                            Mid Cap Index                                       4,810          10.26%
                                            Quantitative All Cap                               21,018          34.49%
                                            Real Estate Securities                              7,049          15.77%
                                            Special Value                                       4,220          24.32%
                                            Utilities                                           2,294          20.47%
                                            500 Index                                          27,536          10.57%
                                            Fundamental Value                                   1,818          11.91%
                                            High Yield                                          9,682          22.97%
                                            Strategic Bond                                      4,871          13.77%
Diemasters Manufacturing, Inc. .........    Lifestyle Aggressive 1000                          16,072           9.19%
2100 Touhy Ave                              Lifestyle Balanced 640                             50,471          10.61%
Elk Grove Vlg, IL 60007                     Lifestyle Growth 820                               74,924          16.92%
                                            Lifestyle Moderate 460                              9,560           7.60%
                                            Mid Cap Stock                                      13,111          15.10%
                                            500 Index                                          21,959           8.43%
                                            Total Return                                       34,926          19.46%
Digital Systems Group, Inc. ............    Lifestyle Aggressive 1000                          29,012          16.59%
650 Louis Drive Suite 110                   Lifestyle Balanced 640                            191,625          40.28%
Warminster, PA 18974                        Lifestyle Conservative 280                        146,116          81.71%
                                            Lifestyle Growth 820                              106,166          23.97%
                                            Lifestyle Moderate 460                             54,627          43.42%
                                            Emerging Growth                                     3,740          42.22%
                                            Financial Services                                    795           8.35%
                                            International Small Cap                             1,311          23.79%
                                            Mid Cap Stock                                      14,283          16.45%
                                            Natural Resources                                   1,370           7.83%
                                            Pacific Rim                                         1,857          22.37%
                                            Blue Chip Growth                                    6,232          27.05%
                                            Global                                              3,000          31.10%
                                            Mid Cap Value                                      12,851          20.77%
                                            Real Estate Securities                             11,817          26.44%
                                            Special Value                                       4,464          25.73%
                                            Utilities                                           2,752          24.55%
                                            500 Index                                          19,512           7.49%
                                            Equity-Income                                       1,816           7.53%
                                            Fundamental Value                                   8,454          55.37%
                                            Total Return                                       10,467           5.83%
Fehr & Peers Associates, Inc. ..........    Money Market                                       48,287          13.32%
100 Pringle Avenue                          Lifestyle Aggressive 1000                          38,131          21.81%
Walnut Creek, CA 94596                      Lifestyle Balanced 640                             27,736           5.83%
                                            Lifestyle Growth 820                               24,500           5.53%
                                            Emerging Small Company                                283          17.98%
                                            Financial Services                                  2,383          25.02%
                                            Health Sciences                                     4,764          27.92%
                                            International Small Cap                               427           7.74%
                                            Mid Cap Stock                                       6,096           7.02%
                                            Natural Resources                                   5,432          31.03%
                                            Pacific Rim                                           727           8.75%
                                            Small Cap Index                                     6,688           9.56%
                                            All Cap Value                                       1,735          14.73%
                                            Blue Chip Growth                                    1,887           8.19%
                                            Global                                              2,671          27.69%
                                            Mid Cap Value                                       3,669           5.93%
                                            Real Estate Securities                              4,289           9.60%
                                            Utilities                                           4,690          41.84%
                                            500 Index                                          31,922          12.25%
                                            Equity-Income                                       1,626           6.74%
                                            IQ Bond                                               842          12.28%
                                            Real Return Bond                                    2,781          61.19%
                                            Strategic Bond                                      6,367          18.00%
Fred C. Gloeckner & Company, Inc. ......    Lifestyle Aggressive 1000                          35,295          20.19%
600 Mamaroneck Ave                          Lifestyle Balanced 640                             92,880          19.52%
Harrison, NY 10528                          Lifestyle Growth 820                              118,059          26.66%
                                            Lifestyle Moderate 460                             26,308          20.91%
                                            Emerging Growth                                       692           7.81%
                                            Health Sciences                                       958           5.61%
                                            Mid Cap Stock                                       5,644           6.50%
                                            Strategic Growth                                    1,246          57.00%
                                            Total Stock Market Index                            1,126           8.14%
                                            Fundamental Value                                   3,729          24.42%
                                            Growth & Income                                     3,190          13.46%
Naterra Land, Inc. .....................    Lifestyle Aggressive 1000                          15,371           8.79%
43 Main St SE Ste 506                       Emerging Small Company                                334          21.20%
Minneapolis, MN 55414                       Natural Resources                                   1,339           7.65%
                                            Pacific Rim                                           596           7.18%
                                            All Cap Value                                       1,651          14.01%
                                            Quantitative All Cap                               39,902          65.48%
                                            Real Estate Securities                              2,342           5.24%
                                            Utilities                                             610           5.44%
                                            Fundamental Value                                   1,062           6.96%
Ratner Prestia P.C. ....................    Money Market                                      123,829          34.15%
P.O. Box 980                                Lifestyle Moderate 460                              6,512           5.18%
Valley Forge, PA 19482                      Small Cap Index                                    37,136          53.10%
                                            Mid Cap Index                                      35,047          74.79%
                                            Mid Cap Value                                      29,055          46.95%
                                            Real Estate Securities                              6,995          15.65%
                                            Total Stock Market Index                            7,756          56.03%
                                            500 Index                                         100,397          38.52%
                                            Equity-Income                                       1,252           5.19%
                                            Growth & Income                                    19,987          84.36%
                                            Global Bond                                         2,448           5.69%
                                            Real Return Bond                                    1,120          24.66%
                                            Strategic Bond                                      9,912          28.03%
                                            Total Return                                       22,582          12.58%
The Olson Company.......................    Money Market                                      109,367          30.16%
3020 Old Ranch Parkway Suite 440            Lifestyle Moderate 460                             10,277           8.17%
Seal Beach, CA 90740                        Natural Resources                                   4,112          23.49%
                                            Real Estate Securities                              6,677          14.94%
                                            Special Value                                       8,542          49.23%
                                            500 Index                                          35,004          13.43%
                                            High Yield                                         11,284          26.77%
                                            Total Return                                       20,216          11.26%
The Synergy Plan, LLC...................    Lifestyle Balanced 640                             49,560          10.42%
180 N Michigan Ave Ste 1110                 Lifestyle Growth 820                               23,301           5.26%
Chicago, IL 60601                           Lifestyle Moderate 460                              7,913           6.29%
                                            Health Sciences                                     5,142          30.14%
                                            International Small Cap                             1,187          21.54%
                                            Mid Cap Stock                                       6,487           7.47%
                                            Natural Resources                                   2,345          13.39%
                                            Strategic Growth                                      696          31.85%
                                            Total Stock Market Index                            3,842          27.76%
                                            Global Bond                                        13,676          31.78%
                                            High Yield                                         16,927          40.16%
                                            IQ Bond                                             4,475          65.24%
                                            Strategic Bond                                      2,120           6.00%

                              HISTORY OF THE TRUST

Trust Name Change. Prior to January 1, 2005, the name of the Trust was Manufacturers Investment Trust. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

      Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

    EXISTING NAME                           PRIOR NAME                       DATE OF CHANGE
-----------------------           -----------------------------            -----------------
Blue Chip Growth                  Pasadena Growth                          October 1, 1996
Quantitative Equity               Common Stock                             December 31, 1996
Equity-Income                     Value Equity                             December 31, 1996
Emerging Small Company            Emerging Growth                          November 2, 1998
Large Cap Growth                  Aggressive Asset Allocation              May 1, 1999
Income & Value                    Moderate Asset Allocation                May 1, 1999
Diversified Bond                  Conservative Asset Allocation            May 1, 1999
Overseas                          International Growth & Income            May 1, 1999
Mid Cap Growth                    Small/Mid Cap                            May 1, 1999
Aggressive Growth                 Pilgrim Baxter Growth                    May 1, 1999
Global Bond                       Global Government Bond                   May 1, 1999
Mid Cap Blend                     Equity                                   May 1, 1999
All Cap Growth                    Mid Cap Growth                           May 1, 2000
Strategic Opportunities           Mid Cap Blend                            April 30, 2001
All Cap Core                      Growth                                   November 25, 2002
U.S. Large Cap                    U.S. Large Cap Value                     May 1, 2003
Strategic Value                   Capital Opportunities                    May 1, 2003
Global Allocation                 Tactical Allocation                      May 1, 2003
Global                            Global Equity                            May 1, 2004
Pacific Rim                       Pacific Rim Emerging Markets             May 1, 2004

                            ORGANIZATION OF THE TRUST

Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act

      Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

      The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

      - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

      - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

      - Issue additional series of shares or separate classes of existing series of shares.

      Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

      Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

      Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

      A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year
(a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Because the Trust complies with the ownership restriction of Treas. Reg. Section 1.817-5(f) and Rev. Rul. 81-225 (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning contract based solely on shares of the portfolio (rather than on their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS

      The financial statements of the Trust at December 31, 2004, are incorporated herein by reference from the Trust's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the Investment Company Act of 1940.

      The financial statements of the John Hancock Variable Series Trust I at December 31, 2004, are incorporated herein by reference from the Trust's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the Investment Company Act of 1940.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

      The financial statements of the Trust at December 31, 2004, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

      The financial statements of the John Hancock Variable Series Trust I at December 31, 2004, including the related financial highlights which appear in the Prospectus, have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. Ernst & Young LLP has offices at 200 Clarendon Street, Boston, MA 02116.

                                    CUSTODIAN

State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

The Trusts, the Adviser and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                              PROXY VOTING POLICIES

The proxy voting policies of the Trust and each of its subadvisers are set forth in Appendix III. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-moth period ended June 30th is available (1) without charge, upon request, by calling (800) 344-1029 (attention Gordon Shone) and (2) on the SEC's website at http://www.sec.gov.

                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
            Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed;
            (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
            Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                  APPENDIX III
        INFORMATION REGARDING PORTFOLIO MANAGERS OF THE TRUST PORTFOLIOS





                         A I M CAPITAL MANAGEMENT, INC.
                              All Cap Growth Trust
                               Mid Cap Core Trust


                 PORTFOLIO MANAGER INVESTMENTS IN EACH PORTFOLIO
                             As of December 31, 2004


         NAME OF PORTFOLIO MANAGER              DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
-------------------------------------------     -------------------------------------------
                                 ALL CAP GROWTH TRUST
Kenneth Zschappel, Senior Portfolio Manager                         None
Christian Costanzo                                                  None
Bryan Unterhalter                                                   None
Robert Lloyd                                                        None
                                  MID CAP CORE TRUST
Ronald S. Sloan, Senior Portfolio Manager                           None


DESCRIPTION OF COMPENSATION STRUCTURE

      AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

      High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee

---------------------

(1) Shares of the Funds may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Funds directly.

      of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

 - PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                             As of December 31, 2004

      AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

                           NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                AND TOTAL ASSETS BY CATEGORY
-------------------------  -----------------------------------------------------
                   ALL CAP GROWTH TRUST
--------------------------------------------------------------------------------
Christian A. Costanzo      5 Registered Mutual Funds with $8,096,053,334 in
                           total assets under management

                           1 Unregistered Pooled Investment Vehicle with
                           $81,486,398 in total assets under management

                           234 Other Accounts with $37,271,075 in total assets under management(2)

Robert J. Lloyd            6 Registered Mutual Funds with $10,347,324,474 in
                           total assets under management

                           1 Unregistered Pooled Investment Vehicle with
                           $81,486,398 in total assets under management

                           234 Other Accounts with $37,271,075 in total assets under management(1)

Bryan A. Unterhalter       13 Registered Mutual Funds with $10,602,369,558 in
                           total assets under management

                           4 Unregistered Pooled Investment Vehicles with
                           $487,277,633 in total

-------------------------------
(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                           NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                AND TOTAL ASSETS BY CATEGORY
-------------------------  -----------------------------------------------------
                           assets under management

                           234 Other Accounts with $37,271,075 in total assets under management(1)

                           NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                AND TOTAL ASSETS BY CATEGORY
-------------------------  -----------------------------------------------------
Kenneth A. Zschappel       6 Registered Mutual Funds with $10,347,324,474 in
                           total assets under management

                           1 Unregistered Pooled Investment Vehicle with
                           $81,486,398 in total assets under management

                           234 Other Accounts with $37,271,075 in total assets under management(1)

                           NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER                AND TOTAL ASSETS BY CATEGORY
-------------------------  -----------------------------------------------------
                  MID CAP CORE TRUST
--------------------------------------------------------------------------------
Ronald S. Sloan            9 Registered Mutual Funds with $17,592,251,729 in
                           total assets under management

                           2 Unregistered Pooled Investment Vehicles with
                           $55,285,105 in total assets under management

                           8796 Other Accounts with $1,925,777,183 in total assets under management(3)

POTENTIAL CONFLICTS OF INTEREST

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

      - The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

      - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

      - With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other

----------------------------------
(1) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

            accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

      - Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                AMERICAN CENTURY
                               Small Company Trust

Portfolio Managers. The Portfolio Managers of the portfolios are William Martin and Wilhelmine von Turk.

Other Accounts Managed . The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table.

                OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2004)

                                   Registered Investment
                                   Companies (e.g., other   Other Pooled Investment       Other Accounts (e.g., separate
                                   American Century funds  Vehicles (e.g., commingled    accounts and corporate accounts
                                   and American Century -   trusts and 529 education     including incubation strategies,
                                     subadvised funds)       savings plan accounts)              corporate money)
               Number of Other
                 Accounts Managed          7                          0                                  1
Mr. Martin
               Assets in Other
                 Accounts Managed  $4,494,662,345.46                 N/A                          $120,027,294.56

               Number of Other
                 Accounts Managed          5                          0                                  1
Ms. von Turk
               Assets in Other
                 Accounts Managed  $1,976,462,153.74                 N/A                          $120,027,294.56

               Number of Other
                 Accounts Managed          6                          0                                  1
Mr. Vaiana
               Assets in Other
                 Accounts Managed  $3,602,903,306.21                 N/A                          $120,027,294.56

(b) None of the other accounts managed has an advisory fee based on the performance of the account.

Potential Conflicts of Interest . Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Structure of Compensation . American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY

Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Small Company Trust. The starting point for the custom peer group of its policy portfolio is the Lipper Small-Cap Core Funds, and its market benchmark for compensation purposes is the S&P 600 Small-Cap Index.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Trust Shares. The portfolio managers did not own any shares of the Small Cap Trust as of December 31, 2004. However, the portfolio is a tracking portfolio for a similarly managed American Century policy portfolio in which the portfolio managers are invested.

                         CAPITAL GUARDIAN TRUST COMPANY


                              U.S. Large Cap Trust


                              Income & Value Trust


                              Overseas Equity Trust


                                  Managed Trust

                             AS OF DECEMBER 31, 2004

                              U.S. Large Cap Trust
                         Capital Guardian Trust Company

                           Number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each category below
                           -------------------------------------------------------------------------------------------------
                           Registered Investment Companies(1)  Other Pooled Investment Vehicles(2)      Other Accounts(3)
                           ----------------------------------  -----------------------------------  ------------------------
                           Number of            Total Assets   Number of             Total Assets   Number of  Total Assets
Portfolio Manager           Accounts            (in billions)  Accounts              (in billions)  Accounts   (in billions)
-----------------          ---------            -------------  ---------             -------------  ---------  -------------
Berkemeier, Terry               9               $      5.27        9                  $    5.11        166       $   47.88

Ericksen, Michael              13               $      6.43       23                  $   18.24        408       $  103.86

Fisher, David                  24               $     26.32       36                  $   47.66        379       $  110.30

Miller, Karen                  12               $      6.37       15                  $    2.91        102       $   23.56

Samuels, Ted                    9               $      5.46        8                  $    1.61        460       $   27.06

Stein, Gene                    11               $      6.27       14                  $    6.26        142       $   39.83

Wilson, Alan                   22               $     12.68       23                  $    9.00        238       $   66.63

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

                             AS OF DECEMBER 31, 2004

                              U.S. Large Cap Trust
                         Capital Guardian Trust Company

                           Number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                           -------------------------------------------------------------------------------------------------
                           Registered Investment Companies(1)  Other Pooled Investment Vehicles(2)      Other Accounts(3)
                           ----------------------------------  -----------------------------------  ------------------------
                           Number of            Total Assets   Number of             Total Assets   Number of  Total Assets
Portfolio Manager           Accounts            (in billions)  Accounts              (in billions)  Accounts   (in billions)
-----------------          ---------            -------------  ---------             -------------  ---------  -------------
Berkemeier, Terry             0                      $     -       0                    $     -        11        $   6.58

Ericksen, Michael             0                      $     -       0                    $     -        61        $  24.71

Fisher, David                 1                      $  0.62       4                    $   0.43       14        $   9.25

Miller, Karen                 0                      $     -       0                    $     -         3        $   2.60

Samuels, Ted                  0                      $     -       0                    $     -         3        $   2.60

Stein, Gene                   0                      $     -       0                    $     -         8        $   6.21

Wilson, Alan                  0                      $     -       0                    $     -        14        $   9.46

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(a)(4) Description of any material conflicts NONE ______________________________

________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________

(b) Compensation      __________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             AS OF DECEMBER 31, 2004

                              Income & Value Trust
                         Capital Guardian Trust Company

                           Number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts managed within each category below
                           -------------------------------------------------------------------------------------------------
                           Registered Investment Companies(1)  Other Pooled Investment Vehicles(2)      Other Accounts(3)
                           ----------------------------------  -----------------------------------  ------------------------
                           Number of            Total Assets   Number of             Total Assets   Number of  Total Assets
Portfolio Manager           Accounts            (in billions)  Accounts              (in billions)  Accounts   (in billions)
-----------------          ---------            -------------  ---------             -------------  ---------  -------------
Berkemeier, Terry              9                 $     5.27       9                   $     5.11      166       $    47.88

Cronin, Christine              3                 $     1.77       5                   $     0.92       17       $     7.24

Ericksen, Michael             13                 $     6.43      23                   $    18.24      408       $   103.86

Fisher, David                 24                 $    26.32      36                   $    47.66      379       $   110.30

Locke, Michael                 8                 $     5.40       9                   $     1.50       15       $     4.55

Miller, Karen                 12                 $     6.37      15                   $     2.91      102       $    23.56

Mulally, Jim                   5                 $     3.94       8                   $     1.18       26       $     8.01

Samuels, Ted                   9                 $     5.46       8                   $     1.61      460       $    27.06

Stein, Gene                   11                 $     6.27      14                   $     6.26      142       $    39.83

Wilson, Alan                  22                 $    12.68      23                   $     9.00      238       $    66.63

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

                                          AS OF DECEMBER 31, 2004

                                            Income % Value Trust
                                       Capital Guardian Trust Company

                           Number of accounts and the total assets in the accounts with respect to which the  advisory fee is based on the performance of the account
                           -------------------------------------------------------------------------------------------------
                           Registered Investment Companies(1)  Other Pooled Investment Vehicles(2)      Other Accounts(3)
                           ----------------------------------  -----------------------------------  ------------------------
                           Number of            Total Assets   Number of             Total Assets   Number of  Total Assets
Portfolio Managers          Accounts            (in billions)  Accounts              (in billions)  Accounts   (in billions)
------------------         ---------            -------------  ---------             -------------  ---------  -------------
Berkemeier, Terry              0                 $         -      0                    $         -      11       $   6.58

Cronin, Christine              0                 $         -      0                    $         -       2       $   0.63

Ericksen, Michael              0                 $         -      0                    $         -      61       $  24.71

Fisher, David                  1                 $      0.62      4                    $      0.43      14       $   9.25

Locke, Michael                 3                 $      0.58      3                    $      0.58       3       $   0.58

Miller, Karen                  0                 $         -      0                    $         -       3       $   2.60

Mulally, Jim                   0                 $         -      0                    $         -       1       $   0.27

Samuels, Ted                   0                 $         -      0                    $         -       3       $   2.60

Stein, Gene                    0                 $         -      0                    $         -       8       $   6.21

Wilson, Alan                   0                 $         -      0                    $         -      14       $   9.46

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(a)(4) Description of any material conflicts NONE ______________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(b) Compensation  ______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             AS OF DECEMBER 31, 2004

                              Overseas Equity Trust
                         Capital Guardian Trust Company

                           Number of other accounts of the Adviser managed by the portfolio manager within each category below and the total assets in the accounts managed within each category below
                           -------------------------------------------------------------------------------------------------
                           Registered Investment Companies(1)  Other Pooled Investment Vehicles(2)      Other Accounts(3)
                           ----------------------------------  -----------------------------------  ------------------------
                           Number of            Total Assets   Number of             Total Assets   Number of  Total Assets
Portfolio Managers          Accounts            (in billions)  Accounts              (in billions)  Accounts   (in billions)
------------------         ---------            -------------  ---------             -------------  ---------  -------------
Fisher, David                  24                $     26.32      36                  $    47.66       379      $   110.30

Gromadzki, Arthur              13                $      4.72      10                  $    28.34       195      $    51.46

Havas, Richard                 15                $      5.53      23                  $    36.20       278      $    83.48

Kwak, Seung                    13                $      4.72      11                  $    28.44       187      $    49.69

Kyle, Nancy                    16                $     21.61      30                  $    44.34       230      $    66.12

Mant, John                     13                $      4.72      14                  $    33.04       265      $    68.01

Reed, Chris                    15                $      5.53      15                  $    32.10       284      $    70.99

Sauvage, Lionel                15                $      5.53      21                  $    37.75       308      $    94.71

Sikorsky, Nilly                15                $      5.53      28                  $    42.12       548      $   142.33

Staehelin, Rudolf              15                $      5.53      22                  $    41.49       413      $   104.62

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

                             AS OF DECEMBER 31, 2004

                              Overseas Equity Trust
                         Capital Guardian Trust Company

                           Number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                           -------------------------------------------------------------------------------------------------
                           Registered Investment Companies(1)  Other Pooled Investment Vehicles(2)      Other Accounts(3)
                           ----------------------------------  -----------------------------------  ------------------------
                           Number of            Total Assets   Number of             Total Assets   Number of  Total Assets
Portfolio Manager           Accounts            (in billions)  Accounts              (in billions)  Accounts   (in billions)
-----------------          ---------            -------------  ---------             -------------  ---------  -------------
Fisher, David                 1                   $     0.62      4                   $      0.43       14       $    9.25

Gromadzki, Arthur             1                   $     0.62      0                   $         -       15       $    6.01

Havas, Richard                1                   $     0.62      0                   $         -       12       $    6.82

Kwak, Seung                   1                   $     0.62      0                   $         -        9       $    6.62

Kyle, Nancy                   1                   $     0.62      0                   $         -       11       $    6.66

Mant, John                    1                   $     0.62      0                   $         -       15       $    6.07

Reed, Chris                   1                   $     0.62      0                   $         -       31       $   12.40

Sauvage, Lionel               1                   $     0.62      0                   $         -       19       $    9.40

Sikorsky, Nilly               1                   $     0.62      4                   $      0.43       80       $   34.19

Staehelin, Rudolf             1                   $     0.62      0                   $         -       39       $   16.74

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(a)(4) Description of any material conflicts NONE ______________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(b) Compensation See below _____________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             AS OF DECEMBER 31, 2004

                                  Managed Trust
                         Capital Guardian Trust Company

                           Number of other accounts of the Adviser managed by the portfolio manager within each category below and the total assets in the accounts managed within each category below
                           -------------------------------------------------------------------------------------------------
                           Registered Investment Companies(1)  Other Pooled Investment Vehicles(2)      Other Accounts(3)
                           ----------------------------------  -----------------------------------  ------------------------
                           Number of            Total Assets   Number of             Total Assets   Number of  Total Assets
Portfolio Manager           Accounts            (in billions)  Accounts              (in billions)  Accounts   (in billions)
-----------------          ---------            -------------  ---------             -------------  ---------  -------------
Cronin, Christine              3                 $    1.77        5                   $    0.92         17        $   7.24

Locke, Michael                 8                 $    5.40        9                   $    1.50         15        $   4.55

Mulally, Jim                   5                 $    3.94        8                   $    1.18         26        $   8.01

Wilson, Alan                  22                 $   12.68       23                   $    9.00        238        $  66.63

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

                             AS OF DECEMBER 31, 2004

                                  Managed Trust
                         Capital Guardian Trust Company

                           Number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                           -------------------------------------------------------------------------------------------------
                           Registered Investment Companies(1)  Other Pooled Investment Vehicles(2)      Other Accounts(3)
                           ----------------------------------  -----------------------------------  ------------------------
                           Number of            Total Assets   Number of             Total Assets   Number of  Total Assets
Portfolio Manager           Accounts            (in billions)  Accounts              (in billions)  Accounts   (in billions)
-----------------          ---------            -------------  ---------             -------------  ---------  -------------
Cronin, Christine               0                $     -          0                     $     -        2           $  0.63

Locke, Michael                  3                $  0.58          3                     $  0.58        3           $  0.58

Mulally, Jim                    0                $     -          0                     $     -        1           $  0.27

Wilson, Alan                    0                $     -          0                     $     -       14           $  9.46

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(a)(4) Description of any material conflicts NONE ______________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(b) Compensation See below _____________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Compensation

Capital Guardian Trust Company ("CGTC") uses a system of multiple portfolio managers in managing the fund's assets. (In addition, CGTC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

Small Company Blend Trust. The benchmarks used to measure performance of the portfolio managers for the Small Company Blend Trust include the Russell 2000 Index and an adjusted Lipper Small Cap Core Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Diversified Bond Trust. The benchmarks used to measure performance of the portfolio managers for the Diversified Bond Trust include, as applicable, the Citigroup Broad Investment-Grade Bond Index, the Citi Treasury/Agency Index, the Citigroup Corporate Index and the Citigroup Mortgage Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Income & Value Trust. The benchmarks used to measure performance of the portfolio managers for the Income % Value Trust include, as applicable, the S&P 500 Index, a customized Growth and Income index based on the Lipper Growth and Income Index, Citigroup Broad Investment-Grade Bond Index, Citi Treasury/Agency Index, Citigroup Corporate Index, and Citigroup Mortgage Index. Investment professionals may also participate in profit-sharing plans and ownership of The

Capital Group Companies, the ultimate parent company.

Managed Trust. The benchmarks used to measure performance of the portfolio managers for the VST Managed Fund include, as applicable, the S&P 500 Index, a customized Growth and Income index based on the Lipper Growth and Income Index, Citigroup Broad Investment-Grade Bond Index, Citi Treasury/Agency Index, Citigroup Corporate Index, and Citigroup Mortgage Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Overseas Equity Trust. The benchmarks used to measure performance of the portfolio managers for the VST Overseas "B" Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

U.S. Large Cap Trust. The benchmarks used to measure performance of the portfolio managers for the VST U.S. Large Cap Trust include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

       CITIGROUP ASSET MANAGEMENT (SALOMON BROTHERS ASSET MANAGEMENT INC)
                        U.S. Government Securities Trust
                              Strategic Bond Trust
                               Special Value Trust
                                High Yield Trust

Portfolio Managers. The Portfolio Managers of the portfolios are:

U.S. Government Securities Trust: Roger Lavan (John DiSpigno, Director serves as the portfolio specialist for the Investment
                                  Grade team)

Strategic Bond Trust: Roger Lavan, David Scott, Peter Wilby
Special Value Trust: Peter J. Hable

High Yield Trust: The Portfolio is managed by the Salomon Brothers Asset
                  Management Fixed Income Team. Current members of the team include Peter Wilby, CFA, Managing Director, Beth Semmel, CFA, Managing Director, Thomas Flanagan, CFA, Managing Director and James Craige, CFA, Managing Director. John Madden, Vice President serves as the portfolio specialist for the global high yield team.

Other Accounts Managed as of December 31, 2004.

            ASSETS UNDER MANAGEMENT (IN BILLIONS)                   NUMBER OF ACCOUNTS
---------------------------------------------------------  -------------------------------------
                                  OTHER                                  OTHER
                  REGISTERED     POOLED                    REGISTERED    POOLED
   PORTFOLIO      INVESTMENT   INVESTMENT                  INVESTMENT  INVESTMENT
    MANAGER        COMPANIES    ACCOUNTS    OTHER   TOTAL   COMPANIES   ACCOUNTS    OTHER  TOTAL
---------------   ----------   ----------   -----   -----  ----------  ----------   -----  -----
Peter Hable           10.26        0.52     13.19   23.97       14          0                14

Peter Wilby           17.39        7.79      2.20   27.38       32         47        16      95

Roger Lavan            6.17        1.87      0.40    8.44       16          4         4      24

David Scott            0.82        3.13      1.41    5.36        5         24        20      49

Beth Semmel           13.69        4.21      1.75   19.65       25         23        11      59

Thomas Flanagan       11.33        1.14      7.18   19.65       25          9        40      74

James Craige          11.33        1.17      7.14   19.65       25         40         9      74

Structure of Compensation.

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

   CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

   The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

   Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Material Conflicts of Interest

Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Ownership of Trust Shares. None of the portfolio managers own any shares of the funds they manage.

                          DAVIS SELECTED ADVISORS, L.P.
                            Financial Services Trust
                             Fundamental Value Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are Christopher Davis and Kenneth Feinberg. They are the persons primarily responsible for investing the portfolio's assets on a daily basis.

Other Accounts Managed. As of December 31, 2004 Christopher Davis served as portfolio managers for (i) 23 registered investment companies with approximately $42 billion in total net assets, (ii) 6 other pooled investment vehicles with approximately $717 million in total net assets, and approximately 30 thousand other accounts (primarily managed money/wrap accounts) with approximately $7.3 billion in total net assets.

As of December 31, 2004 Kenneth Feinberg served as portfolio managers for (i) 21 registered investment companies with approximately $42 billion in total net assets, (ii) 6 other pooled investment vehicles with approximately $717 million in total net assets, and approximately 30 thousand other accounts (primarily managed money/wrap accounts) with approximately $8.6 billion in total net assets.

Potential Conflicts of Interest . Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

      - The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Selected Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

      - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Selected Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

      - With respect to securities transactions for the portfolios, Davis Selected Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Selected Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Selected Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Selected Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

      - Finally, substantial investment of Davis Selected Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Selected Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Selected Advisors does not receive an incentive based fee on any account.

Structure of Compensation . Kenneth Feinberg's compensation as a Davis Selected Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Selected Advisors' profits, (iii) awards of equity ("Units") in Davis Selected Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Selected Advisors purchases shares in selected funds managed by Davis Selected Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis Selected Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' annual compensation as an employee and general partner of Davis Selected Advisors consists of a base salary. Davis Selected Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Ownership of Trust Shares. Neither Christopher Davis nor Kenneth Feinberg own any shares of the Financial Services Trust or Fundamental Value Trust. However, both portfolio managers have over $1 million invested in the Davis Funds which have portfolios that are managed in a similar manner to the Financial Services Trust and the Fundamental Value Trust.

                      DECLARATION MANAGEMENT & RESEARCH LLC
                                  Managed Trust
                                Active Bond Trust
                              Short-Term Bond Trust
                               Bond Index Trust A
                               Bond Index Trust B

Portfolio Managers and Other Accounts Managed. The Portfolio Managers of the MANAGED TRUST are James E. Shallcross and Peter M. Farley. They are the persons primarily responsible for investing the Fund's assets on a daily basis. As of December 31, 2004, James E. Shallcross and Peter M. Farley served as portfolio managers for (a) 2 registered investment company with approximately $504 million in total net assets, (b) 3 other pooled investment vehicles with approximately $264 million in total net assets, and (c) approximately 8 other accounts with approximately $1,338 million in total net assets.

The Portfolio Managers of the ACTIVE BOND FUND TRUST are James E. Shallcross and Peter M. Farley. They are the persons primarily responsible for investing the Fund's assets on a daily basis. As of December 31, 2004, James E. Shallcross and Peter M. Farley served as portfolio managers for (a) 2 registered investment company with approximately $863 million in total net assets, (b) 3 other pooled investment vehicles with approximately $264 million in total net assets, and (c) approximately 8 other accounts with approximately $1,338 million in total net assets.

The Portfolio Managers of the SHORT TERM BOND FUND TRUST are James E. Shallcross and Peter M. Farley. They are the persons primarily responsible for investing the Fund's assets on a daily basis. As of December 31, 2004, James E. Shallcross and Peter M. Farley served as portfolio managers for (a) 2 registered investment company with approximately $861 million in total net assets, (b) 3 other pooled investment vehicles with approximately $264 million in total net assets, and (c) approximately 8 other accounts with approximately $1,338 million in total net assets.

The Portfolio Managers of the BOND INDEX TRUST A AND BOND INDEX TRUST B are James E. Shallcross and Peter M. Farley. They are the persons primarily responsible for investing the Fund's assets on a daily basis. As of December 31, 2004, James E. Shallcross and Peter M. Farley served as portfolio managers for
(a) 2 registered investment company with approximately $861 million in total net assets, (b) 3 other pooled investment vehicles with approximately $264 million in total net assets, and (c) approximately 8 other accounts with approximately $1,338 million in total net assets.

Potential Conflicts of Interest. Each of the accounts managed by James E. Shallcross and Peter M. Farley seeks income and capital appreciation by investing primarily in a diversified mix of debt securities. While these accounts have many similarities, the investment performance of each account will be different due to differences in guidelines, fees, expenses and cash flows. Declaration has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts pay Declaration an incentive based fee.

Structure of Compensation. The compensation of James E. Shallcross and Peter M. Farley as Declaration employees consists of (i) a competitive base salary, (ii) eligibility for a discretionary bonus pursuant to an incentive compensation plan contingent on company profitability and performance, (iii) a deferred, profit sharing plan which is designed to be an equity ownership substitute, and (iv) eligibility for marketing incentives pursuant to the incentive compensation plan.

Ownership of Trust Shares. James E. Shallcross and Peter M. Farley do not own any shares of the Managed Trust, Active Bond Fund Trust, Short-Term Bond Fund Trust, Bond Index Trust A or Bond Index Trust B.

                         DEUTSCHE ASSET MANAGEMENT, INC.
                               All Cap Core Trust
                          Real Estate Securities Trust
                            International Stock Trust
                              Dynamic Growth Trust

Portfolio Managers. The Portfolio Managers of the portfolios are:

All Cap Core Trust: Janet Campagna, Robert Wang and Julie Abbett

Real Estate Securities Trust: John F. Robertson, John W. Vojticek, , Jerry W. Ehlinger and Mark D. Zeisloft .

International Stock Trust: Alex Tedder, Matthias Knerr, CFA, and Sangita Uberoi,

Dynamic Growth Trust:   Samuel A. Dedio and Robert S. Janis

Structure of Compensation. The Subadviser seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in

Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Subadviser uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Subadviser considers a number of quantitative and qualitative factors such as:

      - Scudder Investments' performance and the performance of Deutsche Asset Management;

      - Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

- Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Subadviser assesses compliance, risk management and teamwork skills.

- Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Subadviser, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Subadviser analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Conflict of Interest and Other Accounts Managed. In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Subadviser or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the subadvisery fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

                OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2004)

                                                Registered Investment                                Other Accounts (e.g.,
                                                Companies (e.g., other   Other Pooled Investment     separate accounts
                                                American Century funds   Vehicles (e.g., commingled  and corporate accounts
                                                and American Century -   trusts and 529 education    including incubation
                                                subadvised funds)        savings plan accounts)      strategies, corporate money)
Bob Wang, Janet Campagna      Number of Other
                              Accounts Managed                 24                         3                           20

                              Assets in Other
                              Accounts Managed     $5,882,459,908               105,085,900               $4,076,980,852

Robert Wang, Janet            Number of Other
                              Accounts Managed                  7                         6                            9

Campagna (NOTIONAL ASSETS)    Assets in Other
                              Accounts Managed  $2,610,820,809           $ 449,656,051               $9,944,897,404

Julie Abbett, Bob Wang,       Number of Other
Janet Campagna                Accounts Managed               4                       6                           10

                              Assets in Other
                              Accounts Managed  $1,842,463,017           $ 159,920,326               $1,706,394,284

                OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2004)

                                                                                                     Other Accounts (e.g.,
                                                Registered Investment                                separate accounts
                                                Companies (e.g., other   Other Pooled Investment     and corporate accounts
                                                American Century funds   Vehicles (e.g., commingled  including incubation
                                                and American Century -   trusts and 529 education    strategies, corporate
                                                subadvised funds)        savings plan accounts)      money)
John W. Vojticek,             Number of Other
John F. Robertson,            Accounts Managed                 4                            1                      48
Jerry W. Ehlinger and
Mark D. Zeisloft              Assets in Other
                              Accounts Managed    $3,006,088,459                 $185,786,918          $5,056,029,439

                OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2004)

                                                                                                     Other Accounts (e.g.,
                                                Registered Investment                                separate accounts
                                                Companies (e.g., other   Other Pooled Investment     and corporate accounts
                                                American Century funds   Vehicles (e.g., commingled  including incubation
                                                and American Century -   trusts and 529 education    strategies, corporate
                                                subadvised funds)*       savings plan accounts)      money)
Alex Tedder,                  Number of Other
Matthias Knerr,               Accounts Managed                 5                             3                         7
CFA, and Sangita Uberoi
                              Assets in Other
                              Accounts Managed     $3,972,119,118                 $193,200,033            $1,939,157,951

                Other Accounts Managed (As of December 31, 2004)

                                                                                                     Other Accounts (e.g.,
                                                Registered Investment                                separate accounts
                                                Companies (e.g., other   Other Pooled Investment     and corporate accounts
                                                American Century funds   Vehicles (e.g., commingled  including incubation
                                                and American Century -   trusts and 529 education    strategies, corporate
                                                subadvised funds)*       savings plan accounts)      money)
Samuel A. Dedio and           Number of Other
Robert S. Janis               Accounts Managed                     10                 2                            5

                              Assets in Other
                              Accounts Managed         $2,356,884,993       $19,258,722                 $355,258,933

      Number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account (As of December 31, 2004)

                                                Registered Investment    Other Pooled Investment
                                                      Companies *               Vehicles             Other Accounts
Robert Wang, Janet Campagna   Number of Other
 (NOTIONAL ASSETS)            Accounts Managed             0                               1                      7

                              Assets in Other
                              Accounts Managed             0                   $  29,268,562         $9,068,524,025

      Number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account (As of December 31,2004)

                                                Registered Investment    Other Pooled Investment
                                                     Companies *                Vehicles             Other Accounts
John W. Vojticek,
John F. Robertson,
Jerry W. Ehlinger and         Number of
Mark D. Zeisloft              Accounts Managed          0                             0                         7

                              Assets in
                              Accounts Managed          0                             0              $603,941,149

      Number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account (As of December 31, 2004)

                                                Registered Investment    Other Pooled Investment
                                                     Companies *                 Vehicles            Other Accounts
Alex Tedder, Matthias Knerr,  Number of
CFA, and Sangita Uberoi       Accounts Managed          0                             0                          1

                              Assets in
                              Accounts Managed          0                             0               $436,333,514

      Number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account (As of December 31, 2004)

                                                Registered Investment    Other Pooled Investment
                                                     Companies *                 Vehicles            Other Accounts
Samuel A. Dedio and           Number of
Robert S. Janis               Accounts Managed          0                             0                     0

                              Assets in
                              Accounts Managed          0                             0                     0

*Mutual Funds

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      - Certain investments may be appropriate for the Fund and also for other clients advised by the Subadviser, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Subadviser may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Subadviser. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Subadviser to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Subadviser in the interest of achieving the most favorable net results to the Fund and the other clients.

      - To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Subadviser attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

      - In some cases, an apparent conflict may arise where the Subadviser has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Subadviser will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Subadviser has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Subadviser is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Subadviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial subadvisery, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential subadvisery, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' subadvisery accounts. These are considerations of which subadvisery clients should be aware and which may cause conflicts that could be to the disadvantage of the Subadviser's subadvisery clients. The Subadviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Ownership of Trust Shares. None of the portfolio managers own shares of the Trust portfolios they manage.

                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                          Strategic Opportunities Trust
                             Large Cap Growth Trust

Strategic Opportunities Trust.

      Jason Weiner is the portfolio manager of Strategic Opportunities Trust and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

      The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the S&P 500 Index and the pre-tax investment performance of the equity assets of the fund within the Lipper Capital Appreciation Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

      The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

      The following table provides information relating to other accounts managed by Mr. Weiner as of December 31, 2004:

                             REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                   COMPANIES*               VEHICLES           OTHER ACCOUNTS
                             ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED               4                      0                       1

NUMBER OF ACCOUNTS MANAGED               2                      0                       0
WITH PERFORMANCE-BASED
ADVISORY FEES

ASSETS MANAGED (IN                   6,195                      0                   2,494
MILLIONS)

ASSETS MANAGED WITH                  5,597                      0                       0
PERFORMANCE-BASED ADVISORY
FEES (IN MILLIONS)

* Includes Strategic Opportunities Trust.

      The dollar range of shares of Strategic Opportunities Trust beneficially owned by Mr. Weiner as of December 31, 2004, was $0.

Large Cap Growth Trust

      Karen Firestone is the portfolio manager of Large Cap Growth Trust and receives compensation for her services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

      The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 1000 Growth Index for the period October 1, 2000 through April 30, 2002 and the S&P 500 Index for the period beginning May 1, 2002 through the current measurement period and the pre-tax investment performance of the equity assets of the fund within the Lipper Growth Objective. The portfolio manager's bonus is based on several components calculated separately over her tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

      The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate her time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

      The following table provides information relating to other accounts managed by Ms. Firestone as of December 31, 2004:

                             REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                  COMPANIES*                VEHICLES           OTHER ACCOUNTS
                             ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED               5                      0                      19

NUMBER OF ACCOUNTS MANAGED               1                      0                       0
WITH PERFORMANCE-BASED
ADVISORY FEES

ASSETS MANAGED (IN                   5,582                      0                   2,984
MILLIONS)

ASSETS MANAGED WITH                    733                      0                       0
PERFORMANCE-BASED ADVISORY
FEES (IN MILLIONS)

* Includes Large Cap Growth Trust.

      The dollar range of shares of Large Cap Growth Trust beneficially owned by Ms. Firestone as of December 31, 2004, was $0.

                             FRANKLIN ADVISERS, INC.
                          Emerging Small Company Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the Emerging Small Company Trust are Michael McCarthy, Zachary Perry and Brad Carris.

Other Accounts Managed. As of December 31, 2004, Messrs. McCarthy, Perry and Carris managed the following other accounts:

                                                  TOTAL ASSETS
                                               MANAGED IN ACCOUNT
                            TYPE OF                 (US MIL)
NAME OF PORTFOLIO MANAGER   ACCOUNT   NUMBER        12/31/04
-------------------------   -------   ------   ------------------
MICHAEL MCCARTHY, CFA         RIC        9           12,183

                              OPI        5            1,080

ZACHARY PERRY, CFA            OPI        4            2,082

                              RIC        5            1,857

BRAD CARRIS                   OPI        3              867

                              RIC        4            1,776

None of these accounts pay a performance based advisory fee.

Potential Conflicts of Interest . The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin Advisers, Inc. seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Advisers seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Advisers has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Structure of Compensation .

Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY. Each portfolio manager is paid a base salary.

      ANNUAL BONUS. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Franklin Advisers and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

      - INVESTMENT PERFORMANCE: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (the Lipper small cap growth peer group since the fund invests primarily in small cap stocks with a growth strategy) and securities market index (for example, the Russell 2000 Growth Index).

      - NON-INVESTMENT PERFORMANCE: The more qualitative contributions of a portfolio manager to Franklin Advisers' business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication , are evaluated in determining the amount of any bonus award.

      ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers also may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Trust Shares. None of the Portfolio Managers own any shares of the Emerging Small Company Trust.

                             GREAT COMPANIES, L.L.C.
                         Great Companies - America Trust

Portfolio Managers. The Great Companies - America Trust is managed on an Investment Committee basis. The members of this Committee include: James H. Huguet, Gerald W. Bollman, Matthew C. Stephani and Derek M. Hong.

Other Accounts Managed. As of December 31, 2004, all four managers (Investment Committee) also manage six other mutual funds totaling $1.33 billion and 32 institutional and separate individual accounts totaling $28.76 million. None of the accounts pay Great Companies, L.L.C. an incentive fee.

Potential Conflicts of Interest . The Investment Committee manages five different strategies. Generally, the accounts with similar strategies are all managed by the Investment Committee using the same objective, approach, and philosophy. Great Companies has procedures in place to minimize any conflicts of interests. There may be some potential conflicts of interests that arise because of managing multiple strategies and having different types of clients.

            - Managing several portfolios may lead to the Investment Committee concentrating on one strategy over another. While the Investment Committee oversees all of the strategies, different portfolio managers spend the majority of their time concentrating on different strategies. Each strategy should receive an equal amount of attention.

            - At times, there may large contributions to or distributions from the mutual funds that are being managed. This will lead to purchases or sales of securities within that fund. The separate accounts managed by the firm with the same strategy as the fund may not have these additional transactions. Therefore, these separate accounts may or may not benefit from these additional transactions.

            - Whenever possible, block trades are placed and all clients receive an average price. There are some accounts that have instructed the firm to direct trades through a particular broker. In this instance, a separate, non-simultaneous transaction will be placed. The account may or may not be receiving best execution for these directed trades.

Structure of Compensation . The compensation of portfolio managers has two components, salary and bonus. Salary is based upon the manager's experience and tenure with the company. There compensation is typically reviewed annually. The bonus paid is based upon the profitability of the firm. A percentage of the profits are set aside and divided among all employees. Portfolio managers typically have a disproportionately higher share of the compensation.

Ownership of Trust Shares. No member of the Investment Committee owns any shares of the Great Companies - America Trust.

                           INDEPENDENCE INVESTMENT LLC
                            Growth & Income Trust II
                                  Managed Trust
                                 Small Cap Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are as follows:


Growth & Income Trust II: John C. Forelli, Jay C. Leu



Managed Trust: John C. Forelli, Jay C. Leu


Small Cap Trust: Charles S. Glovsky, (Stephen A. Lanzendorf provides assistance to Mr. Glovsky manager).


Other Accounts Managed. As of December 31, 2004 Charles S. Glovsky served as portfolio manager for (i) one registered investment company with approximately $40 million in total net assets, (ii) two other pooled investment vehicles with approximately $27 million in total net assets, and approximately 17 other accounts with approximately $225 million in total net assets.


As of December 31, 2004 Stephen A. Lanzendorf served as lead portfolio manager for (i) one registered investment company with approximately $26 million in total net assets, (ii) one other pooled investment vehicle with approximately $1 million in total net assets, and approximately 2 other accounts with approximately $387 million in total net assets.


As of December 31, 2004 John C. Forelli and Jay C. Leu served as portfolio managers for (i) one registered investment company with approximately $412 million in total net assets, (ii) five other pooled investment vehicles with approximately $463 million in total net assets, and approximately 24 other accounts with approximately $2.2 billion in total net assets.


Potential Conflicts of Interest. Each of the accounts managed by Charles S. Glovsky uses a bottom up selection process that focuses on stocks of statistically undervalued yet promising companies that are believed likely to show improving fundamental prospects with identifiable catalysts for change. Each invests primarily in equity securities issued by small capitalization companies. While these accounts have many similarities, the investment performance of each account will be different due to differences in guidelines, fees, expenses and cash flows. The accounts for which Stephen A. Lanzendorf is the lead portfolio manager are managed using several different strategies. Each invests primarily in equity securities, some of which are small capitalization companies. Independence has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts pay Independence an incentive based fee.


Each of the accounts managed by John C. Forelli and Jay C. Leu seeks income and long-term capital appreciation by selecting stocks believed to have improving fundamentals and attractive valuations. They are invested primarily in equity securities issued by large capitalization companies. While these accounts have many similarities, the investment performance of each account will be different due to differences in guidelines, fees, expenses and cash flows. Independence has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts pay Independence an incentive based fee.



Structure of Compensation. Charles S. Glovsky's compensation as an Independence employee consists of (i) a competitive base salary, (ii) a bonus payable pursuant to an employment arrangement, (iii) eligibility for an additional discretionary bonus pursuant to an incentive compensation plan contingent on company profitability and performance, (iv) a deferred, profit sharing plan which is designed to be an equity ownership substitute, and (v) eligibility for marketing incentives pursuant to the incentive compensation plan.

The compensation of Stephen A. Lanzendorf as an Independence employee consists of (i) a competitive base salary, (ii) eligibility for a discretionary bonus pursuant to an incentive compensation plan contingent on company profitability and performance, (iii) a deferred, profit sharing plan which is designed to be an equity ownership substitute, and (iv) eligibility for marketing incentives pursuant to the incentive compensation plan.


The compensation of John C. Forelli and Jay C. Leu as Independence employees consists of (i) a competitive base salary, (ii) eligibility for a discretionary bonus pursuant to an incentive compensation plan contingent on company profitability and performance, (iii) a deferred, profit sharing plan which is designed to be an equity ownership substitute, and (iv) eligibility for marketing incentives pursuant to the incentive compensation plan.


Ownership of Trust Shares.


Charles S. Glovsky does not own any shares of the Small Cap Trust.


Stephen A. Lanzendorf does not own any shares of the John Hancock Trust Small Cap Trust.


Neither John C. Forelli nor Jay C. Leu own any shares of the Growth & Income Trust II/John Hancock Trust Managed Trust.


                             JENNISON ASSOCIATES LLC
                           Capital Appreciation Trust

PORTFOLIO MANAGERS:

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. Michael A. Del Balso, Spiros Segalas and Kathleen
A. McCarragher are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund's investment portfolio, including by not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the Fund are supported by members of Jennison's Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

-- Michael A. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

-- Spiros Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

-- Kathleen A. McCarragher joined Jennison in 1998 and is an Executive Vice President at Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

OTHER ACCOUNTS MANAGED:

Information as of December 31, 2004

      MICHAEL A. DEL BALSO          Number of Accounts+      Total Assets+
Registered Investment Companies             14              8,588,519,282.74
Other Pooled Investment Vehicles             5              1,287,496,329.21
Other Accounts*                             15              1,308,957,600.80
                                            --             -----------------
                     Total                  34             11,184,973,212.75


         SPIROS SEGALAS             Number of Accounts+      Total Assets+
Registered Investment Companies             13             14,151,644,529.71
Other Pooled Investment Vehicles             2                222,629,452.08
Other Accounts                               9              2,580,147,144.55
                                            --             -----------------
                     Total                  24             16,954,421,126.34

    KATHLEEN A. MCCARRAGHER         Number of Accounts+      Total Assets+
Registered Investment Companies             14              7,448,220,329.01
Other Pooled Investment Vehicles             4                253,264,620.96
Other Accounts                              37              3,627,689,050.87
                                            --             -----------------
                     Total                  55             11,329,174,000.84

+None of the accounts managed are subject to performance fees.

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

POTENTIAL CONFLICTS OF INTEREST:

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

PORTFOLIO MANAGER COMPENSATION:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

      - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

      - The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;

      - Historical and long-term business potential of the product strategies;

      -     Qualitative factors such as teamwork and responsiveness;

      - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

SECURITIES OWNERSHIP:

None of the portfolio managers own shares of the Capital Appreciation Trust.

                              JOHN HANCOCK ADVISERS
                                Active Bond Trust
                             Strategic Income Trust

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED. The Portfolio Managers of the Active Bond Trust are Howard C. Greene, Benjamin A. Matthews and Barry H. Evans. As of December 31, 2004, each portfolio manager managed the following other accounts:

PORTFOLIO MANAGER                                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
      NAME                  FUND                                 (AS OF DECEMBER 31, 2004)
-----------------    ----------------    -------------------------------------------------------------------------
Barry Evans          Active Bond Fund    Other Registered Investment Companies: SIX (6) FUNDS with total assets of
                                         $2.4 BILLION.

                                         Other Pooled Investment Vehicles: NONE

                                         Other Accounts: TWENTY-ONE (21) ACCOUNTS with total assets of approximately
                                         $3.9 BILLION.

Howard Greene        Active Bond Fund    Other Registered Investment Companies: TWO (2) FUNDS with total assets of
                                         $1.4 BILLION.

                                         Other Pooled Investment Vehicles: NONE

                                         Other Accounts: TWENTY (20) ACCOUNTS with total assets of approximately
                                         $3.8 BILLION.

Ben Matthews         Active Bond Fund    Other Registered Investment Companies: ONE (1) FUND with total assets of
                                         $1.2 BILLION.

                                         Other Pooled Investment Vehicles: NONE

                                         Other Accounts: EIGHTEEN (18) ACCOUNTS with total assets of approximately
                                         $3.8 BILLION.

John Hancock Advisers does not generally receive a fee based upon the investment performance of the accounts reflected in the table above, except that, with respect to Howard Greene, Ben Matthews, and Barry Evans, John Hancock Advisers receives a performance-based fee with respect to one (1) Other Account with total assets of approximately $392 million as of December 31, 2004.

The portfolio managers of the Strategic Income Trust are: Frederick L. Cavanaugh, Jr. and Daniel S. Janis, III. As of December 31, 2004, each portfolio manager managed the following other accounts:

PORTFOLIO MANAGER                                          OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
      NAME                    FUND                                     (AS OF DECEMBER 31, 2004)
-----------------    ----------------------    ----------------------------------------------------------------------
Fred Cavanaugh       Strategic Income Trust    Other Registered Investment Companies: TWO (2) FUNDS with total assets of approximately $1.6 BILLION.

                                               Other Pooled Investment Vehicles: NONE

                                               Other Accounts: ONE (1) ACCOUNT with total assets of approximately
                                               $38.4 MILLION.

Dan Janis            Strategic Income Trust    Other Registered Investment Companies: TWO (2) FUNDS with total assets of approximately $1.6 BILLION.

                                               Other Pooled Investment Vehicles: NONE

                                               Other Accounts: ONE (1) ACCOUNT with total assets of approximately
                                               $38.4 MILLION.

John Hancock Advisers does not generally receive a fee based upon the investment performance of the accounts reflected in the table above.

      Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, John Hancock Advisers does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. John Hancock Advisers has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. John Hancock Advisers has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

- A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. John Hancock Advisers has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

- A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, John Hancock Advisers' policies generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, John Hancock Advisers will place the order in a manner intended to result in as favorable a price as possible for such client.

- A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if John Hancock Advisers receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. John Hancock Advisers receives a performance-based fee with respect to one of the accounts managed by the portfolio managers of Active Bond Fund.

- A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. John Hancock Advisers imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

      If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, John Hancock Advisers seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

      Structure of Compensation. John Hancock Advisers has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of John Hancock Advisers, through incentive payments based in part upon John Hancock Advisers' financial performance, and shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those funds. John Hancock Advisers' compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to John Hancock Advisers and not on the basis of specific funds or accounts managed by the investment professional. At John Hancock Advisers, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, an annual investment bonus plan and a phantom stock plan, as well as customary benefits that are offered generally to all full-time employees of John Hancock Advisers. A limited number of senior portfolio managers, who serve as officers of both John Hancock Advisers and its parent company, may also receive options or restricted stock grants of common shares of Manulife. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

- BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. John Hancock Advisers seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

- INVESTMENT BONUS PLAN. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of John Hancock Advisers and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

- INVESTMENT PERFORMANCE: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Lipper large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

- THE PROFITABILITY OF JOHN HANCOCK ADVISERS: The profitability of John Hancock Advisers and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of John Hancock Advisers.

- NON-INVESTMENT PERFORMANCE: The more intangible contributions of an investment professional to John Hancock Advisers' business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

- PHANTOM STOCK APPRECIATION PLAN. John Hancock Advisers is not a public company and, consequently, does not compensate its employees through the grant of the company's common shares. However, John Hancock Advisers participates in a phantom stock appreciation plan that is intended to provide its employees with equity like interests in John Hancock Advisers' financial performance. All employees of John Hancock Advisers, not just investment professionals, who are of a designated level of seniority, are eligible to participate in this plan. As part of the overall compensation package, this plan is designed, among other things, to motivate and reward the investment professionals if John Hancock Advisers achieves earnings growth. Awards under the plan are granted to investment professionals based on a number of factors, including past and current performance, impact on overall business results and recognition of long-term potential and value to the company. Payments under the plan are based upon three-year performance cycles. Participants are granted an interest in a phantom stock pool. The pool represents appreciation, if any, of a portion of the total equity interests in the company. For purposes of the plan, John Hancock Advisers' common shares are valued on the basis of a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization expense). The value of the pool is equal to the difference, if positive, in the value of John Hancock Advisers' common shares, using that valuation method, at the start of the performance cycle and the value of those shares at the end of the performance cycle. A participant receives the participant's allocated share of the pool, with that interest payable in three annual installments. Generally, a participant must remain an employee at the time of distribution of an installment in order to be entitled to receive it.

- OPTIONS AND STOCK GRANTS. A limited number of senior investment professionals may receive options to purchase shares of Manulife stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

John Hancock Advisers also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of John Hancock Advisers and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Ownership of Trust Shares. Neither Howard C. Greene, Benjamin A. Matthews and Barry H. Evans own any shares of the Active Bond Trust. Neither Frederick L. Cavanaugh, Jr. and Daniel S. Janis, III own any shares of the Strategic Income Trust.




                        LEGG MASON FUNDS MANAGEMENT, INC.
                                Core Equity Trust

PORTFOLIO MANAGER NAME: Mary Chris Gay(4)

TITLE: Senior Vice President

LENGTH OF SERVICE TO FUND: Legg Mason Funds Management, Inc. was retained to serve as the investment manager to the Fund effective May 4, 2004. Mary Chris Gay has been the Portfolio Manager since that date.

BUSINESS EXPERIENCE DURING THE PAST 5 YEARS: Ms. Gay has been employed by one or more subsidiaries of Legg Mason, Inc. ("Legg Mason") since 1989. She is currently a Senior Vice President for Legg Mason Funds Management, Inc. and Legg Mason Capital Management, Inc., and manages several domestic and international mutual funds and pooled investment vehicles.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

OTHER ACCOUNTS MANAGED: As of December 31, 2004, Ms. Gay served as portfolio manager for four registered investment companies with $1.36 billion in total assets and fourteen other pooled investment vehicles with $6.70 billion in total assets. One of the pooled investment vehicles has a performance based advisory fee.

CONFLICTS OF INTEREST: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the Portfolio Manager will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

In the opinion of the investment manager for the Fund, the Portfolio Manager's simultaneous management of the Fund and

------------------------
(4) Bill Miller, Chief Investment Officer of Legg Mason Funds Management, Inc. ("LMFM"), manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

other accounts does not create any material conflicts of interests.

STRUCTURE OF COMPENSATION: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

      The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

OWNERSHIP OF TRUST SHARES: The Portfolio Manager does not own any shares of the John Hancock Trust Core Equity Trust.

                               LORD, ABBETT & CO.
                               Mid Cap Value Trust
                               All Cap Value Trust

INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Mid Cap Value Trust. Edward K. von der Linde heads the team and the other senior members are Howard Hansen, Eileen Banko and David G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio.

Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the All Cap Value Trust. Robert P. Fetch and Howard Hansen head the team and the other senior member is Robert G. Morris. Messrs. Fetch and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio.

The following table indicates for each Portfolio as of December 31, 2004: (1) the number of other accounts managed by each investment manager who is primarily and jointly responsible for the day-to-day management of that Portfolio within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

                                                     OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS)
                                                     -------------------------------------------
                                                  REGISTERED
                                                  INVESTMENT        OTHER POOLED
                                                  COMPANIES          INVESTMENT        OTHER ACCOUNTS
                                                  ----------     -------------------   --------------
        FUND              NAME                    (MILLIONS)     VEHICLES (MILLIONS)     (MILLIONS)
        ----              ----                    ----------     -------------------     ----------
                                                # - 10.             # - 1.              # - 6,169.
                                                Total Assets -      Total Assets -      Total Assets -
Mid Cap Value Trust   Edward K. von der Linde   $11,533.3.          $32.0.              $2,895.4.
                                                # - 10.             # - 2.              # - 6,177*.
                                                Total Assets -      Total Assets -      Total Assets -
                      Howard E. Hansen          $13,449.8.          $139.1.             $3,524.8*.

                                                # - 3.              # - 1.              # - 1,187*.
                                                Total Assets -      Total Assets -      Total Assets -
All Cap Value Trust   Robert P. Fetch           $3,990.9.           $107.1.             $2,375.8*
                                                # - 10.             # - 2.              # - 6,177*.
                                                Total Assets -      Total Assets -      Total Assets -
                      Howard E. Hansen          $13,748.8.          $139.1.             $3,524.8*

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals $427.6 million in total assets, or less than 1% of Lord Abbett's total assets under management.

To address potential conflicts of interest that may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a manager's bonus payment for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

                                                        DOLLAR RANGE OF SHARES IN THE PORTFOLIO
                                              ---------------------------------------------------------
                                                    $1-      $10,001-  $50,001-  $100,001-  $  500,001-    OVER
FUND                 NAME                     NONE  $10,000  $50,000   $100,000  $500,000   $1,000,000   $1,000,000
----                 ----                     ----  -------  -------   --------  --------   ----------   ----------
Mid Cap Value Trust  Edward K. von der Linde  None
                     Howard Hansen            None

All Cap Value Trust  Robert P. Fetch          None
                     Howard Hansen            None

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for each Portfolio the dollar range of shares beneficially owned by each investment manager who is primarily and jointly responsible for the day-to-day management of that Portfolio, as of December 31, 2004. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                        MARSICO CAPITAL MANAGEMENT , LLC
                        International Opportunities Trust

Portfolio Managers. The portfolio manager of the International Opportunities Trust is James G. Gendelman.

Other Accounts Managed. As of December 31, 2004, Mr. Gendelman managed: (a) 12 registered investment companies with total assets of $2,514,700,000 and (b) 2 other accounts (nonpooled accounts) with total assets of $144,300,000. None of these accounts have performance based fees.

Potential Conflicts of Interest.

      Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the International Opportunities Trust, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.

Conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

      As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that can arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Structure of Compensation . Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

Although Marsico references applicable market performance indices (e.g., MSCI EAFE Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Ownership of Trust Shares. Mr. Gendelman does not own any shares of the International Opportunities Trust. (Marsico's code of ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by Marsico.)

                MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
                              Strategic Value Trust
                                Utilities Trust

Portfolio Managers. The portfolio managers are:

Strategic Value: Trust Alan T. Langsner and Kenneth J. Enright

Utilities Trust: Maura A. Shaughnessy

Other Accounts Managed. As of December 31, 2004, each portfolio manager managed the following other accounts. None of these accounts have performance based fees.


PORTFOLIO MANAGER       FUND                    OTHER ACCOUNTS
-----------------       ---------------------   --------------------------------------
Alan T. Langsner        Strategic Value Trust   18 registered investment companies
                                                with assets of approximately $26.1
                                                billion*

Kenneth J. Enright      Strategic Value Trust   18 registered investment companies
                                                with assets of approximately $26.1
                                                billion*

Maura A.  Shaughnessy   Utilities Trust         4 registered investment companies with
                                                assets of approximately $2.5 billion**

Robert D. Persons       Utilities Trust         4 registersted investment companies
                                                with assets of approximately $2.5
                                                billion**


*Includes assets of the Strategic Value Trust.

**Includes assets of the Utilities Trust.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

* Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

* Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

* The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

* The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of ompensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Potential Conflicts of Interest. MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance fee.

Ownership of Trust Shares. None of the portfolio managers own shares of the portfolios they manage.

                 MERCURY ADVISORS (FUNDS ASSET MANAGEMENT, L.P.)
                              Large Cap Value Trust

PORTFOLIO MANAGER INFORMATION

The Fund is managed by Bob Doll

OTHER FUNDS AND ACCOUNTS MANAGED

                                    NUMBER OF OTHER ACCOUNTS MANAGED         NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                      AND ASSETS BY ACCOUNT TYPE                ADVISORY FEE IS PERFORMANCE-BASED
                              --------------------------------------------   ---------------------------------------
                                REGISTERED     OTHER POOLED                  REGISTERED   OTHER POOLED
NAME OF INVESTMENT ADVISER      INVESTMENT      INVESTMENT       OTHER       INVESTMENT    INVESTMENT      OTHER
   AND PORTFOLIO MANAGER        COMPANIES        VEHICLES       ACCOUNTS     COMPANIES      VEHICLES      ACCOUNTS
---------------------------   --------------   ------------   ------------   ----------   ------------   -----------
Fund Asset Management, L.P.

                                    13              3              2             #              #             #
Bob Doll                      $5,394,173,141   $794,620,067   $134,765,032   $ ________   $ __________   $ _________
                              --------------   ------------   ------------

FUND OWNERSHIP

The portfolio manager owned no shares of the fund as of the fiscal year ended December 31, 2004.

PORTFOLIO MANAGER COMPENSATION

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES

      COMPENSATION PROGRAM

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      BASE SALARY

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      PERFORMANCE-BASED COMPENSATION

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

      CASH BONUS

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      STOCK BONUS

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock.

Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

      OTHER BENEFITS

Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
                                 ("MFC GLOBAL")
                              Emerging Growth Trust
                            Quantitative Value Trust
                           Quantitative All Cap Trust
                           Quantitative Mid Cap Trust
                                Pacific Rim Trust

                                 500 Index Trust

                                500 Index Trust B
                               Mid Cap Index Trust
                              Small Cap Index Trust
                         Total Stock Market Index Trust

                               Money Market Trust
                                Lifestyle Trusts

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are as follows:

Emerging Growth Trust: Robert Lutzko, Luciano Orgeno, Niall Brown. Quantitative Value Trust: Harpreet Singh, Chris Hensen, Brett Hryb Quantitative All Cap Trust: Harpreet Singh, Chris Hensen, Rhonda Chang, Robert
 Lutzko, Brett Hryb
Quantitative Mid Cap Trust: Rhonda Chang, Noman Ali
Pacific Rim Trust: Seton Lor

500 Index Trust: Carson Jen, Narayan Ramani

Mid Cap Index Trust: Carson Jen, Narayan Ramani
Small Cap Index Trust: Carson Jen, Narayan Ramani
Total Stock Market Index Trust: Carson Jen, Narayan Ramani
Lifestyle Trusts: Steve Orlich

Other Accounts Managed. As of December 31, 2004, each of the above portfolio managers served as portfolio managers for (i) ____ registered investment companies with approximately $2 billion in total net assets in the case of Carson Jen and Narayan Ramani, approximately $108 million in total assets in the case of Seton Lor, approximately $203 million in total net assets in the case of Robert Lutzko, Luciano Orengo and Niall Brown, approximately $145 million in net assets in the case of Rhonda Chang and Noman Ali and approximately $564 million in net assets in the case of Harpreet Singh, Chris Henson and Brett Hryb.

Potential Conflicts of Interest. While portfolios managed by each of the portfolio managers may have many similarities, MFC Global has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

Structure of Compensation.

MFC Global portfolio managers receive a competitive compensation package that consists of base salary, performance based bonus and a Manulife share ownership plan. The magnitude of the performance based bonus and participation in equity ownership reflects to the seniority and role of each portfolio manager. MFC Global to ensure retention through competitive compensation that rewards both individual and team performance. THE OVERALL COMPENSATION PACKAGE IS TARGETED AT THE TOP OF THE SECOND QUARTILE AGAINST OUR COMPETITORS AS DEEMED THROUGH INDUSTRY SURVEYS. BY MAXIMIZING THE PERFORMANCE BONUS AT THE TOP OF THE SECOND QUARTILE, THIS STRUCTURE ENSURES THAT THE PORTFOLIO MANAGERS DO NOT INCUR UNDUE RISK IN THE PORTFOLIOS THEY MANAGE.

Ownership of Trust Shares. None of the portfolio managers own shares of any of the portfolios they manage except as follows:

Narayan Ramani owns shares of the Equity Index Trust (the value of such shares was between $100,000 and $500,000 as of December 31, 2004).

                MORGAN STANLEY INVESTMENT MANAGEMENT (VAN KAMPEN)
                                   Value Trust

Portfolio Managers. The portfolio managers of the Value Trust are:

James Gilligan, James Roeder, Sergio Marcheli, Thomas Bastian, and Vince Vizachero.

As of December 31, 2004, James Gilligan managed 11 mutual funds with a total of $19,437,231,436 in assets; 6 pooled investment vehicles other than mutual funds with a total of $2,204,507,856 in assets; and 8 other accounts with a total of $2,071,804,825 in assets.

As of December 31, 2004, James Roeder managed 11 mutual funds with a total of $19,437,231,436 in assets; 6 pooled investment vehicles other than mutual funds with a total of $2,204,507,856 in assets; and 8 other accounts with a total of $2,071,804,825 in assets.

As of December 31, 2004, Sergio Marcheli managed 11 mutual funds with a total of $19,437,231,436 in assets; 6 pooled investment vehicles other than mutual funds with a total of $2,204,507,856 in assets; and 8 other accounts with a total of $2,071,804,825 in assets.

As of December 31, 2004, Thomas Bastian managed 11 mutual funds with a total of $19,437,231,436 in assets; 6 pooled investment vehicles other than mutual funds with a total of $2,204,507,856 in assets; and 8 other accounts with a total of $2,071,804,825 in assets.

As of December 31, 2004, Vince Vizachero managed 11 mutual funds with a total of $19,437,231,436 in assets; 6 pooled investment vehicles other than mutual funds with a total of $2,204,507,856 in assets; and 8 other accounts with a total of $2,071,804,825 in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it receives from the Value Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Value Trust. The adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

      BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

      DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

      -     Cash Bonus;

      - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

      - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

      - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

      - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

      - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

      - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

      -     Contribution to the business objectives of the Investment Adviser.

      -     The dollar amount of assets managed by the portfolio manager.

      -     Market compensation survey research by independent third parties.

      - Other qualitative factors, such as contributions to client objectives.

      - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

Ownership of Trust Shares. None of the Portfolio Managers of the Value Trust own any shares of this portfolio.

                            MUNDER CAPITAL MANAGEMENT
                          Small Cap Opportunities Trust

PORTFOLIO MANAGERS. John P. Richardson, Julie R. Hollinshead and Robert E. Crosby of Munder are co-managers for the Small Cap Opportunities Trust. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of December 31, 2004:

                  Registered                  Pooled                                             Total
                  Investment     Assets     Investment     Assets                  Assets       Assets
   Portfolio        Company     Managed      Vehicle      Managed      Other      Managed       Managed*
    Manager        Accounts   ($ millions)   Accounts   ($ millions)  Accounts  ($ millions)  ($ millions)
----------------  ----------  ------------  ----------  ------------  --------  ------------  ------------
John P.                3          1,262          0           0           18         514          1,775
Richardson

Julie R.               3          1,262          0           0           12         257          1,518
Hollinshead

Robert E. Crosby       4          1,353          0           0           56         437          1,790

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice. In addition, the sum of assets managed in each category may not add to the total due to rounding.

PORTFOLIO MANAGER CONFLICTS OF INTEREST. As indicated in the table above, portfolio managers at Munder may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Munder does not track the time a portfolio manager spends on a single portfolio, Munder does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Munder seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Munder may give advice or take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

Conflicts of interest may arise where some accounts managed by a particular portfolio manager have higher fees than the fees paid by other accounts. Because a portfolio manager's compensation is affected by revenues earned by Munder, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

Conflicts of interest may also arise when allocating and/or aggregating trades. Munder may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. Munder maintains a written trade allocation policy for actively managed equity accounts. Consistent with such policy, when a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Munder has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Munder monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Munder's Code of Ethics. Furthermore, senior Munder personnel periodically review the performance of Munder's portfolio managers.

PORTFOLIO MANAGER COMPENSATION. The compensation package for portfolio managers at Munder consists of three elements: base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. Munder also provides a competitive benefits package, including health and welfare benefits and retirement in the form of a 401(k) plan.

Munder offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Portfolio managers are eligible to earn a performance bonus based on profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Actual bonuses, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. Bonuses are based on a variety of factors, including performance relative to applicable benchmarks for the most recent one-year and three-year periods, as well as other qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success.

Portfolio managers are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. Munder's Option Plan provides incentive to retain key personnel and serves to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

PORTFOLIO MANAGER FUND OWNERSHIP. The dollar range of equity securities beneficially owned by Munder portfolio managers in the Small Cap Opportunities Trust as of December 31, 2004 is as follows:

                     Dollar Range of Equity
                     Securities Beneficially
Portfolio Manager            Owned
------------------   -----------------------
John P. Richardson           None

Julie Hollinshead            None

Robert E. Crosby             None




                      PACIFIC INVESTMENT MANAGEMENT COMPANY
                                Global Bond Trust
                               Total Return Trust
                             Real Return Bond Trust

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED.

Bill Gross is the portfolio manager of the Total Return Trust. As of December 31, 2004, Bill Gross managed the following other accounts:



PM Primary Last Name   Account Category       Performance Based Fee    Count of Accounts   Assets (in MM)
Gross                                                                         114            160,262.28
-------------------------------------------------------------------------------------------------------
                       40 Act Fund                                             27            112,965.80
                                                    No                         27            112,966.80
                       Other Pooled Vehicle                                    14              4,576.08
                                                    No                         14              4,576.08
                       Separate Account                                        73             42,709.40
                                                    No                         47             19,998.20
                                                   Yes                         26             22,711.20

John B. Brynjolfsson is the portfolio manager for the Real Return Bond Trust. As of December 31, 2004, Mr. Bryniolfsson managed the following other accounts:


PM Primary Last Name   Account Category       Performance Based Fee    Count of Accounts   Assets (in MM)
Brynjolfsson                                                                   55             33,087.60
-------------------------------------------------------------------------------------------------------
                       40 Act Fund                                             14             26,031.00
                                                    No                         14             26,031.00
                       Other Pooled Vehicle                                     8              1,515.86
                                                    No                          8              1,515.86
                       Separate Account                                        33              5,540.74
                                                    No                         26              3,537.25
                                                   Yes                          7              2,003.49


SUDI MARIAPPA is the portfolio manager for the Global Bond Trust. As of December 31, 2004, Mr. Sudi Mariappa managed the followig other accounts:


PM Primary Last Name   Account Category       Performance Based Fee    Count of Accounts   Assets (in MM)
Mariappa                                                                      100             30,412.39
-------------------------------------------------------------------------------------------------------
                       40 Act Fund                                              7              7,404.20
                                                    No                          7              7,404.20
                       Other Pooled Vehicle                                    40             10,422.18
                                                    No                         40             10,422.18
                       Separate Account                                        53             12,586.02
                                                    No                         38              8,705.19
                                                   Yes                         15              3,880.83


CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

PORTFOLIO MANAGER COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

      - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

      - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

      -     Amount and nature of assets managed by the portfolio manager;

      - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

      - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

      - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

      -     Contributions to asset retention, gathering and client satisfaction;

      -     Contributions to mentoring, coaching and/or supervising; and

      -     Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

SECURITIES OWNERSHIP

As of December 31, 2004 no portfolio manager was the beneficial owner of shares of a Fund that he managed.

SECURITIES OWNERSHIP

As of December 31, 2004 no portfolio manager was the beneficial owner of shares of a Fund that he managed.

                        PZENA INVESTMENT MANAGEMENT, LLC
                               Classic Value Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are Richard S. Pzena, John P. Goetz and A. Rama Krishna.

Other Accounts Managed  as of December 31, 2004

                    NUMBER OF OTHER ACCOUNTS MANAGED & ASSETS BY ACCOUNT           NUMBER OF ACCOUNTS & ASSETS FOR WHICH
                                             TYPE                                     ADVISORY FEE IS PERFORMANCE BASED
                    Registered          Other Pooled                         Registered    Other Pooled
                    Investment           Investment                          Investment     Investment
Portfolio Manager    Companies            Vehicles        Other Accounts     Companies       Vehicles            Other Accounts
-----------------   -----------         ------------      --------------     ----------   --------------         --------------
Pzena Investment    5 ($2,389.3         72 ($1,333.6       291 ($6,979.1          0       1 ($5 million)            7 ($1,609.3
      Management       million)             million)            million)                                               million)

Richard S. Pzena (1)   5 ($2,389.3   72 ($1,333.6 million)   291 ($6,979.1 million)    0    1 ($5 million)  7 ($1,609.3
                          million)                                                                              million)

      John Goetz (1)   5 ($2,389.3   72 ($1,333.6 million)   291 ($6,979.1 million)    0    1 ($5 million)  7 ($1,609.3
                          million)                                                                              million)

    Rama Krishna (1)   3 ($2,354.3   14 ($393.8 million)     18 ($1,012.6  million)    0                0     4 ($571.1
                          million)                                                                             million)

      (1) Pzena Investment Management is a registered investment adviser that follows a classic value investment approach. As of 12/31/04, the firm manages $10.7 billion in assets for 369 separate accounts under five separate asset strategies: Value, Small Cap Value, Mid Cap Value, Large Cap Value and All-Cap Value. Investment decisions for each strategy are made by a three-person investment team. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process. The specific investment team for the Large Cap Value strategy (which manages the Classic Value Trust) as of December 31, 2004 was as follows:

            Richard S. Pzena John Goetz and Rama Krishna

Potential Conflicts of Interest . In Pzena Investment Management's view, conflicts of interest may arise in managing the Fund's portfolio investments, on the one hand, and the portfolios of Pzena Investment Management's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena Investment Management's policy or procedure for handling them. Although Pzena Investment Management has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena Investment Management seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena Investment Management has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, we may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having NASD restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena Investment Management determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena Investment Management will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena Investment Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena Investment Management may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena Investment Management has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Pzena Investment Management's Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of Pzena Investment Management's full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities which (i) are issued by a mutual fund which is advised or sub-advised by Pzena Investment Management, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person's contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of Pzena Investment Management's principals, affiliates or employees or their immediate family which are managed by Pzena Investment Management) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Fund and the other Accounts' securities holdings may also pose certain conflicts. Pzena Investment Management has identified the following areas of concern: (1) Where Pzena Investment Management manages the assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more Accounts; (2) Where Pzena Investment Management manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; and (3) Where Pzena Investment Management had a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. Pzena Investment Management's proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena Investment Management manages some Accounts under performance based fee arrangements. Pzena Investment Management recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena Investment Management generally requires portfolio decisions to be made on a product specific basis. Pzena Investment Management also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena Investment Management requires average pricing of all aggregated orders. Finally, Pzena Investment Management has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Structure of Compensation. Portfolio managers and other investment professionals at Pzena Investment Management are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena Investment Management avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena Investment Management for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in Pzena Investment Management of each member of the investment team who makes investment decisions for the Classic Value Trust is as follows:

Richard S. Pzena    Greater than 25% but less than 50%
John P. Goetz       Greater than 10% but less than 25%
Rama Krishna.       Less than 5%

Ownership of Trust Shares. None of the Portfolio Managers of the Classic Value Trust own any shares of this portfolio.




                           SSGA FUNDS MANAGEMENT, INC.
                       International Equity Index Trust A
                       International Equity Index Trust B

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are Jeffrey Beach and Tom Coleman.

Other Accounts Managed. As of December 31, 2004 Jeffrey Beach served as portfolio managers for (i) 1 registered investment companies with approximately $73 billion in total net assets, (ii) one pool investment vehicle with approximately $15.5 billion in total net assets, and (iii) 1 other account with approximately $384 million in total net assets. None of these accounts have performance based fees.

As of December 31, 2004 Tom Coleman served as portfolio managers for 33 accounts (none of which are registered investment companies or other pooled vehicles) with approximately $37.5 million in total net assets. None of these account have performance based fees.

Potential Conflicts of Interest. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers (and their teams) within SSgA are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Structure of Compensation. The compensation of SSgA's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Ownership of Trust Shares. Neither Jeffrey Beach nor Tom Coleman own any shares of the International Equity Index Trust A or the International Equity Index Trust B.

                        SUSTAINABLE GROWTH ADVISERS, L.P.
                        U.S. Global Leaders Growth Trust

Portfolio Managers. The Portfolio Managers of the portfolio are Gordon M. Marchand, George P. Fraise and Robert L. Rohn. They are the persons primarily responsible for investing the portfolio's assets on a daily basis.

Other Accounts Managed. As of December 31, 2004, Messrs. Marchand, Fraise and Rohn served as portfolio managers for (i) 2 registered investment companies with approximately $1.4 billion in total net assets, (ii) 1 wrap program with approximately $49 million in total net assets, and 4 other accounts with approximately $26 million in total net assets. None of these accounts have performance based advisory fees.

Potential Conflicts of Interest. Each of the accounts managed by Messrs. Marchand, Fraise and Rohn have only one investment strategy - sustainable growth with a global reach.

While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows. Sustainable Growth Advisers has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading.

Structure of Compensation. Sustainable Growth Advisers, LP is wholly and equally owned by the firm's three Principals/Portfolio Managers. Their compensation is based on the net profits of the firm.

Ownership of the U.S. Global Leaders Growth Trust. None of the Portfolio Managers beneficially own shares of the U.S. Global Leaders Growth Trust.

                         T. ROWE PRICE ASSOCIATES, INC.
                           Science & Technology Trust
                            Small Company Value Trust
                              Health Sciences Trust
                             Blue Chip Growth Trust
                               Equity-Income Trust
                                 Mid Value Trust

Portfolio Managers.  The portfolio managers are as follows:

Michael F. Sola, CFA   (Science & Technology Trust)
Preston G. Athey, CFA, CIC   (Small Company Value Trust)
Kris H. Jenner, M.D., D. Phil  (Health Sciences Trust)
Larry J. Puglia, CFA, CPA   (Blue Chip Growth Trust
Brian C. Rogers, CFA, CIC (Equity-Income Trust)
David J. Wallack (Mid Value Trust)

Other Accounts Managed

As of December 31, 2004, the portfolio managers managed the following other accounts.

                                                          NUMBER OF      TOTAL
                                                           Accounts      Assets
                                                          ---------   -------------
                                                                      (in millions)
PRESTON G. ATHEY

-  registered investment companies: ...................        6       $  6,471.4
                                                              --       ----------
-  other pooled investment vehicles:...................        2       $     75.1
                                                              --       ----------
-  other accounts:.....................................        9       $    918.7
                                                              --       ----------

                                                          NUMBER OF TOTAL
                                                              Accounts          Assets
                                                          ---------------   -------------
                                                                            (in millions)
KRIS H. JENNER

-  registered investment companies: ...................          4            $ 1,816.4
                                                                --            ---------
-  other pooled investment vehicles:...................          2            $   439.4
                                                                --            ---------
-  other accounts:.....................................          2            $   104.6
                                                                --            ---------

                                                          NUMBER OF      TOTAL
                                                           Accounts      Assets
                                                          ---------   -------------
                                                                      (in millions)
LARRY J. PUGLIA

-  registered investment companies: ...................       6         $8,903.9
                                                             --         --------
-  other pooled investment vehicles:...................       3         $  701.2
                                                             --         --------
-  other accounts:.....................................      12         $1,120.5
                                                             --         --------

                                                          NUMBER OF      TOTAL
                                                           Accounts      Assets
                                                          ---------   -------------
                                                                      (in millions)
BRIAN C. ROGERS

-  registered investment companies: ...................      12        $ 24,028.1
                                                             --        ----------
-  other pooled investment vehicles:...................       0                 0
                                                             --        ----------
-  other accounts:.....................................      17        $  1,390.5
                                                             --        ----------

                                                          NUMBER OF      TOTAL
                                                           Accounts      Assets
                                                          ---------   -------------
                                                                      (in millions)
MICHAEL F. SOLA

-  registered investment companies: ...................       4         $ 6,067.7
                                                             --         ---------
-  other pooled investment vehicles:...................       0                 0
                                                             --         ---------
-  other accounts:.....................................       0                 0
                                                             --         ---------

                                                                                    Total
                                                            Number of              Assets
DAVID J. WALLACK                                             Accounts           (in millions)
                                                            ---------           -------------
- registered investment companies: ...................          2                 $5,249.7
- other pooled investment vehicles:...................          1                   $37.3
- other accounts:.....................................          1                  $135.0

Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for John Hancock Trust. Total assets are based on T. Rowe Price internal records as of December 31, 2004.

Please be advised that the portfolio managers named above did not manage any accounts for which advisory fees are based on performance.

Potential Conflicts of Interest. We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Funds' investments and the investments of the other account(s) included this response.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation" below, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rate allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made:
(i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Structure of Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe

Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of
T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Shares of Trust Portfolios Managed. None of the portfolio managers beneficially own any shares of the Trust portfolios managed by the portfolio manager.

                        TEMPLETON GLOBAL ADVISORS LIMITED
                                  Global Trust

Portfolio Managers. The Portfolio Managers of the portfolios are:

International Value Trust: Jeffrey A. Everett, CFA, Murdo Murchison, CFA and Lisa Myers, JD, CFA.

Other Accounts Managed. As of December 31, 2004, Messrs. Everett and Murchison and Ms. Myers managed the following other accounts:

Type of Account:    RIC  = Registered investment company;
                    OPI  = other pooled investments (hedge funds, private inst'l accounts, etc.)
                     OA  = other accounts.

                                               TOTAL ASSETS MANAGED IN
                            TYPE OF               ACCOUNT (US MIL)
NAME OF PORTFOLIO MANAGER   ACCOUNT   NUMBER          12/31/04
-------------------------   -------   ------   -----------------------
SIMON RUDOLPH, ACA            OPI       7                915
                              RIC       3              1,590
JEFFREY A. EVERETT            RIC       4             48,544
                              OPI      12              3,440
                              OA        4                372
MURDO MURCHISON, CFA          OPI       2              6,732
                              RIC       4             49,809
LISA MYERS, JD, CFA           OPI      10              1,600
                              RIC       3             26,306
                              OA        3                 83

None of these accounts pay a performance based advisory fee.

Potential Conflicts of Interest.

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Templeton Global Advisors Limited seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located anywhere in the world. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Structure of Compensation. Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY. Each portfolio manager is paid a base salary.

      ANNUAL BONUS. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Templeton Global Advisors Limited and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

      - ASSETS: The size and complexity of funds and overall asset size of those funds managed by the Portfolio manager are factored in the manager's appraisal.

      - INVESTMENT PERFORMANCE: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each fund managed is measured relative to an appropriate securities market index (for example, the MSCI World Index for a global equity product such as the Fund).

      - RESEARCH: Since the Templeton global equity team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

      - NON-INVESTMENT PERFORMANCE: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

      ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Trust Shares. None of the portfolio managers own any shares of the International Value Trust or International Small Cap Trust.

                       TEMPLETON INVESTMENT COUNSEL, INC.
                            International Value Trust
                          International Small Cap Trust

PORTFOLIO MANAGERS. The Portfolio Managers of the portfolios are:

International Value Trust: Tucker Scott, CFA, Cindy Sweeting, CFA and Antonio Docal, CFA.

International Small Cap Trust: Tucker Scott, CFA, Cindy Sweeting, CFA and Simon Rudolph.

Other Accounts Managed. As of December 31, 2004, Messrs. Scott, Sweeting, Docal and Rudolph managed the following other accounts:

                            TYPE OF             TOTAL ASSETS MANAGED IN
NAME OF PORTFOLIO MANAGER   ACCOUNT   NUMBER   ACCOUNT (US MIL) 12/31/04
-------------------------   -------   ------   -------------------------
TUCKER SCOTT, CFA             OPI       3               1,031
                              OA        2                 256
                              RIC       2               1,642
CINDY SWEETING, CFA           RIC       3               1,633
                              OPI       8               1,664
                              OA        9               1,065
ANTONIO DOCAL, CFA            RIC       3                 255
                              OPI      17               1,694
                              OA       10               1,729
SIMON RUDOLPH, ACA            OPI       7                 915

None of these accounts pay a performance based advisory fee.

Potential Conflicts of Interest.

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Templeton Investment Counsel LLC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Structure of Compensation. Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY. Each portfolio manager is paid a base salary.

      ANNUAL BONUS. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Templeton Investment Counsel and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

      - ASSETS: The size and complexity of funds and overall asset size of those funds managed by the Portfolio manager are factored in the manager's appraisal.

      - INVESTMENT PERFORMANCE: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each fund managed is measured relative to an appropriate securities market index (for example, the MSCI EAFE Index for the International Value Trust and the Citigroup Global ex-US Index for the International Small Cap Trust).

      - RESEARCH: Since the Templeton global equity team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

      - NON-INVESTMENT PERFORMANCE: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

      ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Trust Shares. None of the portfolio managers own any shares of the International Value Trust or International Small Cap Trust.

                           UBS GLOBAL ASSET MANAGEMENT
                             Global Allocation Trust

UBS Global Asset Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Brian D. Singer is the lead portfolio manager for the Global Allocation Trust. He has access to certain members of the Asset Allocation investment management team as well as the individual asset class investment management teams, each of whom is allocated a specified portion of the portfolio over which they have independent responsibility for research, security selection, and portfolio construction. Mr. Singer as coordinator has responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.

      The Portfolio Management Team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

The accounts managed by Mr. Singer are broken out as follows:

      - 7 registered mutual funds, 3 of which are subadvised. The approximate total assets are $ 5.25 billion

      - 8 unregistered commingled funds. The approximate assets are $3.76 billion

      - 28 separate accounts. The total approximate assets are $ 2.88 billion

Structure of Compensation. The portfolio managers receive a base salary and incentive compensation based on their personal performance.

Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

      - Competitive salary, benchmarked to maintain competitive compensation opportunities.

      - Annual bonus, tied to individual contributions and investment performance.

      - UBS equity awards, promoting company-wide success and employee retention.

      - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

UBS AG equity. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.

Ownership of Trust Shares. None of the portfolio managers owned any shares of the Global Allocation Trust.

                       WELLINGTON MANAGEMENT COMPANY, LLP
                              Growth & Income Trust

                          Investment Quality Bond Trust
                               Mid Cap Stock Trust
                             Natural Resources Trust
                             Small Cap Growth Trust
                              Small Cap Value Trust

Portfolio Managers. The Portfolio Managers of the portfolios managed by Wellington Management Company are as follows:

Growth & Income Trust: Matthew E. Megargel, CFA, Maya K. Bittar, CFA, Jeffrey L. Kripke, Michael D. Rodier

Investment Quality Bond Trust: Thomas L. Pappas, CFA, Richard T. Crawford, CFA

Mid Cap Stock Trust: Michael T. Carmen

Natural Resources Trust: James A. Bevilacqua, Karl E. Bandtel, CFA

Small Cap Growth Trust: Steven C. Angeli, CFA

Small Cap Value Trust: Stephen T. O'Brien, CFA, Timothy J. McCormack, CFA, Shaun
F. Pedersen

Other Accounts Managed.

The following tables show information regarding other accounts managed by the portfolio manager as of December 31, 2004:

        Maya K. Bittar, portfolio manager for the Growth & Income Trust.


                                                OTHER POOLED INVESTMENT
    OTHER REGISTERED INVESTMENT COMPANIES              VEHICLES                OTHER ACCOUNTS
----------------------------------------------  -----------------------  -------------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                17        3,939.6     15         1,036.9        34          2,824.8

Accounts where advisory      0            0        0             0           4            358.0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

       Jeffrey L. Kripke, portfolio manager for the Growth & Income Trust.

                                                OTHER POOLED INVESTMENT
    OTHER REGISTERED INVESTMENT COMPANIES              VEHICLES                OTHER ACCOUNTS
----------------------------------------------  -----------------------  -------------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------

All Accounts                17        3,939.6       15       1,036.9        42           2,822.9

Accounts where advisory      0            0          0           0           4             358.0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

      Matthew E. Megargel, portfolio manager for the Growth & Income Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES                OTHER ACCOUNTS
----------------------------------------------  -----------------------  -------------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                19        4,012.8      15        1,036.9        33         2,824.8

Accounts where advisory      0            0         0            0           4           358.0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

Michael D. Rodier, portfolio manager for the Investment Quality Bond Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES               OTHER ACCOUNTS
----------------------------------------------  -----------------------  -----------------------
                                      Assets                 Assets                     Assets
                         Number of    (in $     Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                 7         691.7       11         931.7         83         3,851.8

Accounts where advisory      0           0          0           0            4           358.0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

  Richard T. Crawford, portfolio manager for the Investment Quality Bond Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES               OTHER ACCOUNTS
----------------------------------------------  -----------------------  -----------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                 5          5.0         5          40.9         23         2,272.9

Accounts where advisory      0          0           0           0            2           669.6
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

   Thomas L. Pappas, portfolio manager for the Investment Quality Bond Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES               OTHER ACCOUNTS
----------------------------------------------  -----------------------  -----------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                 2        193.8         4         826.2         42          9,086.1

Accounts where advisory      0          0           0           0            0              0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

        Michael T. Carmen, portfolio manager for the Mid-Cap Stock Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES               OTHER ACCOUNTS
----------------------------------------------  -----------------------  -----------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                 2        1,734.7      10         711.8         12           140.7

Accounts where advisory      0            0         4         282.5          0             0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

       Karl E. Bandtel, portfolio manager for the Natural Resources Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES               OTHER ACCOUNTS
----------------------------------------------  -----------------------  -----------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                 3        5,501.4      17        5,108.7        22           746.7

Accounts where advisory      0            0         9        3,561.4         0             0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

     James A. Bevilacqua, portfolio manager for the Natural Resources Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES               OTHER ACCOUNTS
----------------------------------------------  -----------------------  -----------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                 3        5,501.5      17        5,108.7        18          735.4

Accounts where advisory      0            0         9        3,561.4         0            0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

       Steven C. Angeli, portfolio manager for the Small Cap Growth Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES               OTHER ACCOUNTS
----------------------------------------------  -----------------------  -----------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                 7        1,550.8       4         79.9          24           631.3

Accounts where advisory      0            0         0          0             0            0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

     Timothy T. McCormack, portfolio manager for the Small Cap Value Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES               OTHER ACCOUNTS
----------------------------------------------  -----------------------  -----------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                 4         464.2        4         182.7         26          906.1

Accounts where advisory      0           0          0           0            0            0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

      Stephen T. O'Brien, portfolio manager for the Small Cap Value Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES               OTHER ACCOUNTS
----------------------------------------------  -----------------------  -----------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                 4         464.2        4         182.7         23           912.2

Accounts where advisory      0           0          0           0            0             0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

       Shaun F. Pedersen, portfolio manager for the Small Cap Value Trust.

                                                OTHER POOLED INVESTMENT
  OTHER REGISTERED INVESTMENT COMPANIES                VEHICLES               OTHER ACCOUNTS
----------------------------------------------  -----------------------  -----------------------
                                      Assets                 Assets                     Assets
                         Number of     (in $    Number of     (in $      Number of      (in $
                         Accounts   millions)*  Accounts    millions)*   Accounts     millions)*
                         ---------  ----------  ---------  -----------   ---------    ----------
All Accounts                 4         464.2        4         182.7         16           905.9

Accounts where advisory      0           0          0           0            0             0
fee is based on account
performance (Subset of
above)

*Assets are rounded to the nearest one hundred thousand dollars.

Potential Conflicts of Interest . Individual Investment Professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to Investment Professional are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

Structure of Compensation.

Each Fund pays Wellington Management a fee based on the assets under management of the Funds as set forth in an Investment Sub-Advisory Agreement between Wellington Management and the Adviser with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the each Fund. The following information relates to the period ended December 31, 2004.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of Investment Professionals" includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their role as an Investment Professional. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Fixed income Investment Professionals' incentive on the relevant Fund is based solely on the revenues earned by Wellington Management. There is no potential for additional performance-related compensation.

The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to participate in a partner-funded retirement plan.

Each of the following Investment Professionals is a partner of the firm:

     - Steven C. Angeli

     - Karl E. Bandtel

     - James A. Bevilacqua

     - Michael T. Carmen

     - Stephen T. O'Brien

     - Matthew E. Megargel

     - Thomas L. Pappas

Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Fund's performance relative to the following benchmark and/or relevant peer group:

FUND                           INCENTIVE BENCHMARK(s) / PEER GROUPS
----                           ------------------------------------
Small Cap Growth Trust         Russell 2000 Growth Index

Mid Cap Stock Trust            50% Russell Mid Cap Growth Index/50% Lipper Mid
                               Cap Growth Average

Natural Resources Trust        60% MSCI World Energy Index/30% MSCI World Metals
                               & Mining Index/10% MSCI World Paper & Forest
                               Products Index

Small Cap Value Trust          Russell 2000 Value Index

Growth & Income Trust          50% Lipper Large Cap Core Average/50% S&P 500
                               Index

Investment Quality Bond Trust  Not Applicable

Ownership of Trust Shares. None of the portfolio managers own any shares of the Trust.

                        WELLS FARGO FUND MANAGEMENT, LLC
                                 ("WELLS FARGO")
                                 Core Bond Trust
                           U.S. High Yield Bond Trust

Portfolio Managers. The Portfolio Managers of the Core Bond Trust are William C. Stevens and Marie A.Chandoha. The Portfolio Managers of the U.S. High Yield Bond Trust are Roger Wittlin, Phil Susser and Chris Lee.

Other Accounts Managed. As of December 31, 2004, Mr. Stevens and Ms. Chandoha served as portfolio managers for (i) 8 registered investment companies with approximately $2.3 billion in total net assets, (ii) 2 other pooled investment vehicles with approximately $633.3 million in total net assets, and approximately 37 other accounts with approximately $7 billion in total net assets.

As of December 31, 2004, Messrs. Wittlin, Susser, and Lee served as portfolio managers for (i) 3 registered investment companies with approximately $373.3 million in total net assets, (ii) 5 other pooled investment vehicles with approximately $898.5 million in total net assets, and approximately 10 other accounts with approximately $723.1 million in total net assets.

Potential Conflicts of Interest . As an investment adviser, Wells Capital has fiduciary responsibilities to act in the best interests of its clients. Such duties include: reasonable and independent basis for its investment advice, seeking best price execution for clients' securities transactions, ensuring that the investment advice is suitable to the client's objectives, and refraining from engaging in personal securities transactions inconsistent with client interests.

Wells Capital has an internal compliance group headed by the Director of Business Risk Management, Mai Shiver, who reports directly to the firm president. All employee investment activities are monitored by the internal compliance group according to the Compliance Manual and Code of Ethics documents, which set forth compliance policies, procedures and requirements for the firm and its employees.

All of the accounts managed by the portfolio managers of the U.S. High Yield Bond Trust seek to maximize total return with a high level of current income in below investment-grade bonds. The process is bottom-up with a focus on credit analysis of individual securities rated primarily below BBB. The objective is to outperform the Merrill Lynch U.S. High Yield Master II Index. All client accounts are managed similarly in the Sutter High Yield strategy. Portfolio holdings and performance results between small and large account sizes are very similar but will differ slightly. Return and portfolio holding dispersion may occur due to slight security allocation imperfections, the "ramping-up" of new clients, and other account- specific considerations. No dispersion exists from individual portfolio manager decisions as all portfolios are executed on a team approach and are executed across all accounts based on suitability.

All of the accounts managed by the portfolio managers of the Core Bond Trust utilize a bottom up security selection process to identify investment opportunities from a universe of high-grade liquid bonds. The manager employs a broad array of fixed income securities, including U.S. Government, corporate, mortgage-backed and asset-backed securities and CMOs in the investment process. To minimize dispersion among accounts, and to the extent possible, securities or types of securities purchased or sold are allocated across all the accounts by their respective asset sizes. Nonetheless, changing or significantly different portfolio sizes can produce some dispersion.

Wells Capital has adopted fixed income compliance procedures and policies to manage potential conflicts of interest such as allocation of investment opportunities. No advisory account will be favored over any other advisory account. Investment opportunities within a strategy generally are allocated pro-rata, either based on an individual security or groupings of similar securities, subject to investment guidelines and overall risk targets. Allocations of individual securities and security types between investment strategies generally are based on meeting targeted risk objectives. Trades frequently are made to rebalance portfolios that have experienced cash flows and are not allocated pro-rata.

Structure of Compensation .

Wells Capital Management has a comprehensive and competitive compensation program. Wells Capital Management surveys our industry annually to reassess the standing of critical components including salary points, cash bonus incentives, and deferred compensation.

Wells Capital Management custom tailors personal scorecards to measure positive contributions to relative investment results. Well Capital Management presets ranges so incentive opportunities are known and measured continually. Wells Capital Management may additionally utilize "revenue share" programs to reward outstanding performance and to retain outstanding people.

Compensation for portfolio managers is focused on annual and historical investment performance as compared to the portfolio's objectives, contribution to client retention and business relationships, and asset growth. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the performance metrics described here.

Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients' and provides direct participation in the growth and success of the company and its clients. Revenue sharing is one example of a powerful incentive program that helps to retain and attract the caliber of investment talent that we believe characterizes Wells Capital Management's investment teams.

Ownership of Trust Shares. None of the portfolio managers own any shares of the portfolios of the Trust they manage. Each of these portfolios commenced operations on April 29, 2005.

                                                      Adopted September 25, 2003

                         MANUFACTURERS INVESTMENT TRUST
                      PROXY VOTING POLICIES AND PROCEDURES

                               Table of Contents

I.       DELEGATION OF PROXY VOTING TO SUBADVISERS

             A. DELEGATION
             B. PROXY VOTING POLICIES AND PROCEDURES
             C. Underlying Funds

II.      MATERIAL CONFLICTS OF INTEREST

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

         A. DISCLOSURE OF PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST

         B.       DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

         C.       FILING OF PROXY VOTING RECORD ON FORM N-PX

IV.      ANNUAL RENEWAL OF PROXY VOTING POLICIES AND PROCEDURES

                                      * * *

     I.      DELEGATION OF PROXY VOTING TO SUBADVISERS

         A.       DELEGATION

                  The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

         B.       PROXY VOTING PROCEDURES

                  Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

         C.       UNDERLYING FUNDS

                  With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

II.      MATERIAL CONFLICTS OF INTEREST

         If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies.

         If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

         A. DISCLOSURE OF POLICIES AND PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION

             The Trust shall disclose in its Statement of Additional Information a summary of its Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trust may instead include the actual Subadviser Proxy Voting Procedures in the Statement of Additional Information.)

         B.  DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

             The Trust shall disclose in its annual and semi-annual shareholder reports that:

             (a) a description of the Trust's proxy voting policies and procedures and (b) the Trust's proxy voting record for the most recent 12 month period ending June 30th, are available:

             1.   on the SEC's website, and

             2. without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     II.     FILING OF PROXY VOTING RECORD ON FORM N-PX

             The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

     III.    ANNUAL APPROVAL OF PROXY VOTING PROCEDURES

             The Trust's proxy voting policies and procedures shall be re-approved by the Trust's Board of Trustees at least annually.

                               ALLEGIANCE CAPITAL

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

POLICY

Allegiance Investment Management, LLC dba Allegiance Capital ("Allegiance") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). While Allegiance primarily manages fixed income securities, it may on occasion hold a voting security (or a security for which shareholder action is solicited) in a client account. Thus, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Allegiance will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, Allegiance's utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Allegiance will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Allegiance to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

PROCEDURES

Allegiance's Operations Department is ultimately responsible for ensuring that all proxies received by Allegiance are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between Allegiance's interests and the client's, Allegiance will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Allegiance will abstain from voting the securities held by that client's account.

The Operations Department is also responsible for ensuring that all corporate actions received by Allegiance are addressed in a timely manner and consistent action is taken across all portfolios.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, Allegiance will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Allegiance may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Allegiance will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how Allegiance voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Allegiance.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

VOTE AGAINST

(a) Issues regarding Board entrenchment and anti-takeover measures such as the following:

         (i)      Proposals to stagger board members' terms;

         (ii) Proposals to limit the ability of shareholders to call special meetings;

         (iii)    Proposals to require super majority votes;

         (iv) Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

         (v)      Proposals regarding "fair price" provisions;

         (vi)     Proposals regarding "poison pill" provisions; and

         (vii)    Permitting "green mail".

(b)      Providing cumulative voting rights.

(c) "Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

VOTE FOR

(a) Election of directors recommended by management, except if there is a proxy fight.

(b) Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

(c)      Date and place of annual meeting.

(d)      Rotation of annual meeting place.

(e)      Limitation on charitable contributions or fees paid to lawyers.

(f) Ratification of directors' actions on routine matters since previous annual meeting.

(g)      Confidential voting.

(h)      Limiting directors' liability

CASE-BY-CASE

Proposals to:

(1)      Pay directors solely in stock.

(2)      Eliminate director mandatory retirement policy.

(3)      Mandatory retirement age for directors.

(4)      Rotate annual meeting location/date.

(5)      Option and stock grants to management and directors.

(6) Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

PROXY POLICIES AND PROCEDURES

ADOPTED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A.       PROXY POLICIES

Each of A I M Advisors, Inc., A I M Capital Management Group, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.       BOARDS OF DIRECTORS

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit and compensation committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

- Are not independent directors and sit on the board's audit or compensation committee;

- Attend less than 75 percent of the board and committee meetings without a valid excuse;

-        Implement or renew a dead-hand or modified dead-hand poison pill;

- Enacted egregious corporate governance policies or failed to replace management as appropriate;

- Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry;

-        Management's track record;

-        Portfolio manager's assessment;

-        Qualifications of director nominees (both slates);

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

-        Background to the proxy contest.

II.      INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

- It is not clear that the auditors will be able to fulfill their function;

- There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

- The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III.     COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

- We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

- We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

- We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

- We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

- We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV.      CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

- We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

- We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

- We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

- We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.       SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

- We will generally abstain from shareholder social and environmental proposals.

- We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

- We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

- We will generally vote for proposals to lower barriers to shareholder action.

- We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.      OTHER

- We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

- We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

- We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       PROXY COMMITTEE PROCEDURES

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       BUSINESS/DISASTER RECOVERY

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       RESTRICTIONS AFFECTING VOTING

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       CONFLICTS OF INTEREST

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                  American Century Investment Management, Inc.

                              PROXY VOTING POLICIES

American Century Investment Management, Inc. ("American Century") is the investment manager for a variety of clients, including the American Century family of mutual funds. As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by American Century.

GENERAL PRINCIPLES

In voting proxies, American Century is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. American Century will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, American Century will vote proxies in the manner that we believe will do the most to maximize shareholder value.

SPECIFIC PROXY MATTERS

A. ROUTINE MATTERS

      1.   ELECTION OF DIRECTORS

            a. GENERALLY. American Century will generally support the election of directors that result in a board made up of a majority of independent directors. In general, American Century will vote in favor of management's director nominees if they are running unopposed. American Century believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. American Century of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, American Century will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where American Century's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

            b. COMMITTEE SERVICE. American Century will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

            c. CLASSIFICATION OF BOARDS. American Century will support proposals that seek to declassify boards. Conversely, American

American Century Investments                               PROXY VOTING POLICIES
--------------------------------------------------------------------------------

                  Century will oppose efforts to adopt classified board structures.

            d. MAJORITY INDEPENDENT BOARD. American Century will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

            e. WITHHOLDING CAMPAIGNS. American Century will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

      2.    RATIFICATION OF SELECTION OF AUDITORS

            American Century will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. American Century believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or
            (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

B. EQUITY-BASED COMPENSATION PLANS

            American Century believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. American Century recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. American Century will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

            American Century will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

            Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by American Century's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

            American Century will generally vote against the adoption of plans

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            or plan amendments that:

            - provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);

            - reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. American Century will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

            - establish restriction periods shorter than three years for restricted stock grants;

            - do not reasonably associate awards to performance of the company; and

            -     are excessively dilutive to the company.


C. ANTI-TAKEOVER PROPOSALS

In general, American Century will vote against any proposal, whether made by management or shareholders, which American Century believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

      1.    CUMULATIVE VOTING

            American Century will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. American Century believes that the elimination of cumulative voting constitutes an anti-takeover measure.

      2.    STAGGERED BOARD

            If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, American Century believes that staggered boards are primarily an anti-takeover device and will vote against them. However, American Century does not necessarily vote against the re-election of staggered boards.

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      3.    "BLANK CHECK" PREFERRED STOCK

            Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, American Century will vote against blank check preferred stock. However, American Century may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

      4.    ELIMINATION OF PREEMPTIVE RIGHTS

            When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

            While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. American Century generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

      5.    NON-TARGETED SHARE REPURCHASE

            A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. American Century finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.

      6.    INCREASE IN AUTHORIZED COMMON STOCK

            The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. American Century will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock

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            dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, American Century will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

      7.    "SUPERMAJORITY" VOTING PROVISIONS OR SUPER VOTING SHARE CLASSES

            A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. American Century believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

      8.    "FAIR PRICE" AMENDMENTS

            This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. American Century will carefully examine all fair price proposals. In general, American Century will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

      9.    LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS.

            The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. American Century believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

      10.   POISON PILLS OR SHAREHOLDER RIGHTS PLANS

            Many companies have now adopted some version of a poison pill plan

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            (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

            The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. American Century believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. American Century will generally vote against all forms of poison pills.

            We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

      11.   GOLDEN PARACHUTES

            Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, American Century will evaluate the specifics of the plan presented.

      12.   REINCORPORATION

            Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

            We will examine reincorporation proposals on a case-by-case basis. If American Century believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, American Century will vote affirmatively.

      13.   CONFIDENTIAL VOTING

            Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

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            Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. American Century believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

      14.   OPTING IN OR OUT OF STATE TAKEOVER LAWS

            State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. American Century believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, American Century will vote in favor of opting out of restrictive state takeover laws.

C. OTHER MATTERS

      1.    SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

            American Century will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, American Century believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of American Century clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

            Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. American Century believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, American Century will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

      2.    ANTI-GREENMAIL PROPOSALS

            "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they

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            should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. American Century believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

      3.    INDEMNIFICATION

            American Century will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

      4.    NON-STOCK INCENTIVE PLANS

            Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and American Century will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

      5.    DIRECTOR TENURE

            These proposals ask that age and term restrictions be placed on the board of directors. American Century believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

      6.    DIRECTORS' STOCK OPTIONS PLANS

            American Century believes that stock options are an appropriate form of compensation for directors, and American Century will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.

      7.    DIRECTOR SHARE OWNERSHIP

            American Century will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

MONITORING POTENTIAL CONFLICTS OF INTEREST

Corporate management has a strong interest in the outcome of proposals

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submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give American Century staff the opportunity to ask additional questions about the matter being presented. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for American Century clients, our proxy voting personnel regularly catalog companies with whom American Century has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

          ************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, American Century will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by American Century staff, which is overseen by the General Counsel of American Century, in consultation with equity managers. Electronic records will be kept of all votes made.

                                   Original 6/1/1989

                                   Revised 12/05/1991

                                   Revised 2/15/1997

                                   Revised 8/1/1999

                                   Revised 7/1/2003

                         CAPITAL GUARDIAN TRUST COMPANY

                       PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

- Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

- Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

- Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

- Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

EFFECTIVE DATE

This policy is effective as of August 1, 2003.

                       DAVIS SELECTED ADVISERS, LP ("DSA")
                      PROXY VOTING POLICIES AND PROCEDURES

                             AMENDED AUGUST 6, 2003

                                Table of Contents

I.       Introduction

II.      Principals

III.     Fiduciary Duties of Care and Loyalty

IV.      Pre-Determined Voting Policies

V.       Ensuring Proxies are Voted

VI.      Identifying and Resolving Potential Conflicts of Interest

VII.     Proxy Oversight Group

VIII.    Shareholder Activism

IX.      Obtaining Copies of How Proxies Were Voted

X.       Summary of Proxy Voting Policies and Procedures

XI.      Records

XII.     Amendments

Exhibit A: "Pre-Determined Proxy Voting Policies"

                                 I. INTRODUCTION

DSA exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. DSA takes its ownership responsibilities very seriously and believe the right to vote proxies for its clients' holdings is a significant asset of the clients. DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

DSA acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with proxy voting principles to ensure that DSA's voting policies reflect a thorough analysis of the issues and their potential impact on shareholder value. These principles will frame the analysis of each proxy issue and provide a basis for decision-making in all instances. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services..

                                 II. PRINCIPALS

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. DSA supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. DSA opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business - DSA supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, DSA opposes proposals that limit management's ability to do this. DSA will generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see DSA's Pre-Determined Proxy Voting Policies for more details ("Exhibit A").

                   III. FIDUCIARY DUTIES OF CARE AND LOYALTY

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, DSA must act in the best interest of the client and not in its own interest.

When DSA has been granted the authority to vote client proxies, DSA owes the client the duties of "care" and "loyalty":

(1) The duty of care requires DSA to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2) The duty of loyalty requires DSA to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to DSA's own interests.

                       IV. PRE -DETERMINED VOTING POLICY

Attached to these Proxy Voting Policies and Procedures is Exhibit A "Pre-Determined Voting Policies" that describe DSA's general proxy voting policies. DSA may, however, deviate from the general polices in order to accomplish a specific objective. All deviations from the stated polices shall be documented.

                         V. ENSURING PROXIES ARE VOTED

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if DSA has been assigned the right to vote the proxies.

Scope. If a client has not authorized DSA to vote its proxies, then these Policies and Procedures shall not apply to that client's account. The scope of DSA's responsibilities with respect to voting proxies are ordinarily determined by DSA's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

  Cost/Benefit Analysis DSA is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when DSA determines that the cost of voting the proxy exceeds the expected benefit to the client. DSA shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

DSA is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by DSA clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

RECORD OF VOTING

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A "General Proxy Voting Policies".

          VI IDENTIFYING AND RESOLVING POTENTIAL CONFLICTS OF INTEREST

                         Potential Conflicts of Interest

A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA's interests and those of its clients, DSA will consider:

     (1) Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example , DSA may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to DSA. Such business could include managing company retirement plans, serving as sub-adviser for funds sponsored by the company, l; or

     (2) Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

IDENTIFYING POTENTIAL CONFLICTS OF INTEREST

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with Exhibit A "General Proxy Voting Policies" are presumed to be consistent with the best interests of clients;

     (2) DSA may disclose the conflict to the client and obtain the client's consent prior to voting the proxy.

     (3) DSA may obtain guidance from an independent third party

     (4) The potential conflict may be immaterial.

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict:

                           VII. PROXY OVERSIGHT GROUP

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

     (1) Establishes, amends, and interprets proxy voting policies and procedures;

     (2) Oversees how DSA's compliance department (which monitors corporate actions and votes client proxies in accordance with these proxy procedures) executes these duties; and

     (3) Resolves conflicts of interest identified by the Compliance
         Department.

COMPOSITION OF THE PROXY OVERSIGHT GROUP

The following are the members of the Proxy Oversight Group: DSA's:

     (1) Proxy Analyst;

     (2) Chief Compliance Officer; and

     (3) Chief Legal Officer

Two or more members shall constitute a quorum. Meetings may be held telephonically. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

                            VIII SHAREHOLDER ACTIVISM

DSA's fiduciary duties to its clients do not necessarily require DSA to become a "shareholder activist". As a practical matter, DSA will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, DSA may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, DSA may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to DSA's clients.

                  IX OBTAINING COPIES OF HOW PROXIES WERE VOTED

DSA's clients may obtain a copy of the record of how their own proxies were voted by writing to:

         Davis Selected Advisers, L.P.
         Attn: Chief Compliance Officer
         2949 East Elvira Road, Suite 101
         Tucson, Arizona, 85706

No party is entitled to obtain a copy of how proxies, other than their own, were voted without valid government authority.

                X SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

DSA shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of DSA's Proxy Voting Policies and Procedures. This summary shall be included in DSA's Form ADV Part II, which is delivered to all new clients..

                                  XI. RECORDS

DSA shall make retain for the legally required periods the following records:

     (a) Copies of DSA's Proxy Voting Policies and Procedures and each amendment thereof;

     (b) Proxy statements received regarding client securities;

     (c) Records of votes DSA cast on behalf of clients;

     (d) Records of written client requests for proxy voting information and DSA's response;

     (e) Any documents prepared by DSA that were material to making a decision how to vote, or that memorialized the basis of the decision.

                                 XII AMENDMENTS

DSA's Proxy Oversight Group may amend these Proxy Policies and Procedures from time to time. Clients shall be notified of material changes.

                                    EXHIBIT A
                          DAVIS SELECTED ADVISERS, L.P.
                      PRE-DETERMINED PROXY VOTING POLICIES

                             AMENDED: AUGUST 6, 2003

Notice: Davis Selected Advisers, L.P. ("DSA") has established the following general principals for voting proxies on behalf of its clients. While these principals shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients' investment. Items not addressed within these policies will be evaluated on a case-by-case basis.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles should include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

Although such a philosophy does not allow for exact precision,

     - We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     - We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     - We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     - We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

     - We will generally vote for pulling future option grants into the present year.

Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,

     - We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.

     - We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company's pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:

-    long-term corporate performance

-    nominee's investment in the company

- corporate governance provisions and takeover activity (discussed in Sections III and IV)

-    director compensation

-    number of other board seats held by nominee

-    interlocking directorships

-    nominee's attendance at meetings (past two years)

-    relevant business experience

-    ethical track record

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

                           II. EXECUTIVE COMPENSATION

We believe in pay for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

     1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

             -    Performance below that of the S&P 500.

             -    Performance below a pre-selected group of competitors.

             -    Performance below the company's cost of equity capital.

     2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have devolved guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America's Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,

     - We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     - We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     - We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     - We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.

     - We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies.

     - We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

                           III. TENDER OFFER DEFENSES

A. POISON PILLS

We will generally vote AGAINST management proposals to ratify a poison pill.

We will generally vote FOR shareholder proposals to redeem a poison pill.

B. FAIR PRICE PROVISIONS

We will generally vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

We will generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

We will generally vote AGAINST dual class exchange offers.

We will generally vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We will generally vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. WHITE SQUIRE PLACEMENTS

We will generally vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                               IV. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     - long-term financial performance of the target company relative to its industry

     -   management's track record

     -   background to the proxy contest

     -   qualifications of director nominees (both slates)

     - evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     -   stock ownership positions

B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                           V. PROXY CONTEST DEFENSES

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We will generally vote AGAINST proposals to classify the board.

We will generally vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

We will generally vote AGAINST proposals to eliminate cumulative voting.

We will generally vote FOR proposals to permit cumulative voting.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We will generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We will generally vote FOR proposals that seek to fix the size of the board.

We will generally vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                  VI. AUDITORS

A. RATIFYING AUDITORS

We will generally vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent

     -   Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote FOR shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits.)

                    VII. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

We will generally vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

We will generally vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote AGAINST the proposals. If the combined effect is positive, we will generally vote FOR the proposals.

D. SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

E. STOCK OWNERSHIP REQUIREMENTS

We will generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long- term shareholders). We oppose the awarding of stock options to directors.

F. TERM OF OFFICE AND INDEPENDENCE OF COMMITTEES

We will generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

We will generally vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We will generally vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

H. CHARITABLE CONTRIBUTIONS

We will generally vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. AGE LIMITS

We will generally vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

J. BOARD SIZE

We will generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

We will generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. CUMULATIVE VOTING

We will generally vote AGAINST proposals to eliminate cumulative voting.

We will generally vote FOR proposals to restore or permit cumulative voting.

L. ESTABLISH/AMEND NOMINEE QUALIFICATIONS

We vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote AGAINST shareholder proposals requiring two candidates per board seat.

M. FILLING VACANCIES/REMOVAL OF DIRECTORS

We will generally vote AGAINST proposals that provide that directors may be removed only for cause.

We will generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-RELATED COMPENSATION PROPOSALS

-    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
     FEATURES

We will generally vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

-    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

We will generally vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

-    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a CASE-BY-CASE basis.

-    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

We will generally vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

We will generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

P. GOLDEN AND TIN PARACHUTES

We will generally vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Q. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We will generally vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

R. 401(k) EMPLOYEE BENEFIT PLANS

We will generally vote FOR proposals to implement a 401(k) savings plan for employees.

S. STOCK PLANS IN LIEU OF CASH

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a CASE-BY-CASE basis.

We will generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a CASE-BY-CASE basis.

T. DIRECTOR RETIREMENT PLANS

We will generally vote AGAINST retirement plans for non-employee directors.

We will generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

                          VIII. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                    IX. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

-        anticipated financial and operating benefits

-        offer price (cost vs. premium)

-        prospects of the combined companies

-        how the deal was negotiated

-        changes in corporate governance and their impact on shareholder rights

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

We will generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

We will generally vote FOR changing the corporate name.

                       X. SOCIAL AND ENVIRONMENTAL ISSUES

In general, we ABSTAIN from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

                             XI. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase" we will generally vote AGAINST the proposal.

B. REVERSE STOCK SPLITS

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. BLANK CHECK PREFERRED AUTHORIZATION

We will generally vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote AGAINST the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We will generally vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. ADJUST PAR VALUE OF COMMON STOCK

We will generally vote FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. DEBT RESTRUCTURINGS

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

- Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

- Change in Control - Will the transaction result in a change in control of the company?

- Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self- dealing or other abuses.

H. SHARE REPURCHASE PROGRAMS

We will generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. DUAL-CLASS STOCK

We will generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

We will generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         - It is intended for financing purposes with minimal or no dilution to current shareholders.

         - It is not designed to preserve the voting power of an insider or significant shareholder.

J. ISSUE STOCK FOR USE WITH RIGHTS PLAN

We will generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. PREFERRED STOCK

We will generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We will generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L. RECAPITALIZATION

We vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. REVERSE STOCK SPLITS

We will generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis.

N. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

We will generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

                            DEUTSCHE ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES

                              ADOPTED: MAY 5, 2003

I.   INTRODUCTION

     Deutsche Asset Management (DeAM)(1) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, DeAM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

II.  PROXY VOTING RESPONSIBILITIES

     DeAM's authority and responsibility to vote the proxies for its advisory clients generally is established by its advisory contracts or comparable documents.(2) DeAM may have proxy voting responsibilities for investment companies and other clients for which it serves as investment adviser. With respect to client accounts that are sub-advised by an affiliated or unaffiliated investment adviser, DeAM may have proxy voting responsibilities, or such responsibilities may be delegated to the sub-adviser. Similarly, DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

III. POLICIES

             1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

         These Policies and Procedures are intended to ensure that proxies are voted in the best economic interest of its clients. DeAM endeavors to resolve any conflicts of interest exclusively in the best economic interests of DeAM's clients.

             2.  ROLE OF PROXY VOTING WORKING GROUP

-------------------
(1) DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies.

(2) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

         The Proxy Voting Working Group is a formal working group that DeAM's Investment Committee established pursuant to a charter (the "PVWG"). Under its charter, the PVWG is responsible for adopting guidelines that ensure that DeAM votes each proxy in the best economic interests of its client. Accordingly, the PVWG has adopted the Proxy Voting Guidelines, attached as Attachment A, as may be amended from time to time, to govern the Proxy Department's proxy voting activities, as described below.

         DeAM's Proxy Department, a unit of DeAM's Asset Management Operations Group, is responsible for administering DeAM's proxy voting process and for voting proxies in accordance with the Guidelines. The PVWG monitors the Proxy Department's proxy voting activities (see section IV.6 below) and decides how to vote proxies where issues arise that are not covered by the Guidelines or where an exception to the Guidelines may be in the best economic interest of DeAM's clients.

         The Proxy Department Head and the PVWG Chair will refer any proxy issues not covered, in sum or substance, by the Guidelines to the PVWG. After duly considering the issue, the PVWG will vote the proxy accordingly.

         If a member of the Proxy Department, the Proxy Department Head, the PVWG Chair or any member of the PVWG believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring this matter to the attention of the PVWG Chair or the PVWG. If the PVWG determines that voting the proxy in accordance with the Guideline is not in the best economic interests of clients, the PVWG will vote that proxy accordingly.

             3.  PROXY VOTES ARE CAST ON A CASE-BY-CASE BASIS

         Even in the case of proxy votes falling under the Guidelines, each vote takes into consideration the contractual obligations under the advisory agreement, including client directions, and other relevant facts and circumstances at the time of the vote (see discussion above).

     4.  CERTAIN PROXY VOTES MAY NOT BE CAST

         In some cases, the PVWG may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, the PVWG may decide not to vote proxies of issuers subject to share blocking restrictions in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies. For example, some foreign jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often the only way to attempt to vote proxies on the loaned securities. Lastly, the PVWG may determine that the costs to the client(s)

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         associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

         The Proxy Department Head will coordinate with the PVWG Chair regarding any specific proxies and any categories of proxies that will not be voted.

     5. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

         Copies of DeAM's Proxy Voting Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and otherwise at DeAM's discretion.

IV. PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1.  THE PVWG'S PROXY VOTING GUIDELINES

         The Proxy Voting Guidelines (see Attachment A) set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG developed and updates the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

         The PVWG will review the Guidelines at least annually. The PVWG will make any changes to the Guidelines, whether as a result of the annual review or otherwise, in the best economic interests of clients, and not in response to internal pressure or requests from directors, officers or employees within the Deutsche Bank organization or external pressure from trade associations, the press or other organizations. Before changing the Guidelines, the PVWG will thoroughly review and evaluate the proposed change and the reasons therefor, will ask PVWG members whether anyone within the Deutsche Bank organization has requested or attempted to influence the proposed change, and will fully document its rationale for approving any change to the Guidelines.

         The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. As reflected in the Guidelines, proxies solicited by closed-end

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         investment companies are generally voted in accordance with the pre-determined guidelines of an independent third-party.

     2.  SPECIFIC PROXY VOTING DECISIONS MADE BY PVWG

         As mentioned above, the Proxy Department refers to the PVWG proxy voting cases where, in the opinion of the Proxy Department's Head, the Guidelines do not provide conclusive direction on how to vote the particular proxy. Additionally, if, in the opinion of the PVWG, following the Guidelines may not be in the best economic interests of DeAM's clients, the PVWG will determine how to vote the proxy.

     3.  RESOLUTION OF CONFLICTS OF INTEREST

         A.  Procedures to Address Conflicts of Interest and Improper Influence

         General Rule. As a general matter, the DeAM Proxy Department uniformly votes in accordance with the PVWG's pre-determined Proxy Voting Guidelines.

         Overriding Principle. In all cases where the PVWG votes proxies,(3) the PVWG will vote those proxies in accordance with the best economic interests of DeAM's clients and without input from or consideration of parties involved in any actual or potential conflict of interests and without influence from any officer, director or employee within the Deutsche Bank organization.(4)

         Procedures To Be Followed Where the PVWG Votes Proxies. The PVWG, before voting any proxy, will inquire as to whether any PVWG member (whether voting or ex officio), any non-member employee, officer or director within the Deutsche Bank organization from whom the PVWG seeks proxy voting recommendations or guidance(5) ("PVWG Analysts"), or any employee, officer or director of a sub-adviser of the relevant client(s) or account(s) from whom the PVWG seeks or receives proxy voting recommendations or guidance ("Sub-Advisers") has a personal conflict of interest or has actual knowledge of an actual or apparent conflict of interest.(6) The PVWG also will inquire as to whether any director,

-----------------

(3) As mentioned above, the PVWG votes proxies where voting in accordance with the Guidelines may not be in the best economic interests of clients or where the Guidelines may not specifically dictate how the Proxy Department should vote a particular proxy.

(4) Such influence does not include recommendations from analysts or others that the PVWG may request from time to time.

(5)      E.g., portfolio managers, research analysts.

(6) This inquiry process will be conducted as follows. At the beginning of each meeting of the PVWG, the PVWG Chair will request that the attending PVWG members (voting and ex officio), PVWG Analysts and Sub-Advisers disclose any conflict of interest or improper influence issues involving the matters to be discussed at the meeting. These inquiries and discussions will be properly reflected in the PVWG's minutes.

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         officer or employee within the Deutsche Bank organization (including PVWG members) or any other person (including other DeAM advisory clients, trade associations, and the press) has: (i) requested that the Proxy Department (or any member thereof), a PVWG member or PVWG Analyst either vote, or attempt to improperly influence the PVWG to vote, a particular proxy in a certain manner; or (ii) attempted to improperly influence the Proxy Department (or any member thereof), a PVWG member or PVWG Analyst in connection with proxy voting activities.

         If a PVWG member (whether voting or ex officio) or PVWG Analyst has actual knowledge of an actual or apparent conflict of interest involving the Deutsche Bank organization or is personally involved in an actual or apparent conflict of interest, the member or Analyst has a duty to disclose that fact to the PVWG Chair (or his or her designee) before engaging in any activities or participating in any discussions relating to the relevant proxy and otherwise upon the PVWG's or the Chair's request or inquiry. Similarly, if any officer, director or employee within the Deutsche Bank organization (including PVWG members and PVWG Analysts) or any other person has: (i) requested that a PVWG member or PVWG Analyst vote, or attempt to improperly influence the PVWG to vote, a particular proxy in a certain manner; or (ii) attempted to improperly influence a PVWG member or PVWG Analyst in connection with proxy voting activities, the Proxy Department (any member thereof), PVWG members and PVWG Analysts have a duty to disclose that fact to the PVWG Chair (or his or her designee) before engaging in any activities or participating in any discussions relating to the relevant proxy and otherwise upon the PVWG's or the Chair's request or inquiry.

         The PVWG will exclude any and all PVWG voting or ex officio members and PVWG Analysts who are personally involved in a conflict of interest, have actual knowledge of a conflict of interest, or have been the subject of an improper request or attempted improper influence, as described above, from participating in the PVWG's proxy voting activities regarding, and any discussions of, the particular proxy. The PVWG will also exclude from consideration the views of any Sub-Adviser (whether requested or volunteered) if the PVWG or any member thereof knows that the Sub-Adviser has an actual or apparent conflict of interest with respect to the particular proxy, or has attempted to improperly influence the vote.

         If, after excluding any and all PVWG voting members pursuant to the paragraph above, there are three or more PVWG voting members remaining, those remaining PVWG members will determine how to vote the proxy. If there are fewer than three PVWG voting members remaining, the PVWG will engage an

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         independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.(7)

         B.       Investment Companies and Affiliated Public Companies

                  Investment Companies. As reflected in the Guidelines, DeAM votes all proxies solicited by open-end and closed-end investment companies, whether or not advised, sponsored or distributed by DeAM or an affiliate, in accordance with the pre-determined guidelines of an independent third-party.

                  Affiliated Public Companies. For proxies solicited by non-investment company issuers within the DeAM organization, DeAM will engage an independent third-party to vote such proxies, will vote the proxies in accordance with an independent third-party's recommendations, or will vote the proxies in accordance with the pre-determined guidelines of an independent third-party.

         C.       Other Procedures That Limit Conflicts of Interest

         DeAM and other entities in the deutsche bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting. A list and brief description of the most relevant policies, procedures and internal controls follow. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or its members) would be involved in, aware of, or influenced by, an actual or apparent conflict of interest.

         -        Deutsche Bank Americas Code of Professional Conduct Policy.
                  This policy directs employees of DeAM and other Deutsche Bank entities to ensure that their personal interests do not conflict or cause the appearance of a conflict with the interests of customers. Under the policy, employees must report any conflicts to appropriate parties. The policy also generally prohibits DeAM employees involved in the investment or proxy voting process from having contact with other employees of Deutsche Bank or its affiliates. The policy also contains restrictions on outside business activities. Specifically, employees may not act on behalf of Deutsche Bank Americas in connection with any business or potential business involving any person, entity or organization in which the employee or employee's family members have direct or indirect
                  (i) managerial influence, such as serving as an executive officer, director, general partner or similar position, or
                  (ii) substantial ownership or beneficial interest.

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(7) A third party is "independent" if the PVWG, after reasonable and appropriate investigation, determines that the third party has no actual or apparent conflicts of interest with respect to the particular proxy matter.

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                  Employees also must promptly disclose any business affiliation that the employee or employee's family members have that might give rise to a conflict of interest, or the appearance of a conflict, by virtue of the employee's duties and position with Deutsche Bank Americas, the nature of the activities of the employee's business unit or the nature of the employee's outside business affiliation. Lastly, employees must obtain the permission of their Managing Director prior to accepting any appointment to serve as an executive officer, director, general partner or similar position of any person, entity or organization that is an existing or prospective customer, supplier or competitor of Deutsche Bank.

         - Deutsche Bank Americas Information Barriers for Sections 13 and 16, and Reg. M Policy. This policy establishes information barriers between Deutsche Bank employees assigned to the Corporate and Investment Banking business group and the Corporate Investments business group (collectively, "CIB"), on the one hand, and Deutsche Bank employees assigned to the Private Clients and Asset Management business group ("PCAM"), which includes DeAM. The information barriers rely upon CIB and PCAM personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees.

         - Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no Deutsche Asset Management employee may be subject to the supervision or control of any CIB employee. No Deutsche Asset Management employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of Deutsche Asset Management, without the prior approval of Legal or Compliance. Further, no CIB employee shall have any input into the compensation of a Deutsche Asset Management employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, employees of Deutsche Asset Management, as well as employees of certain other U.S. and non-U.S. based asset management affiliates, who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters,

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                  or initiatives. Further, under no circumstances should investment decisions or proxy votes be discussed with anyone outside of Deutsche Asset Management (and should only be discussed on a need-to-know basis).

         - Deutsche Asset Management Code of Ethics. This Code of Ethics addresses conflicts that may arise between an investment company's portfolio trading activities and the personal trading activities of certain DeAM employees. The Code prohibits conflicts or appearances of conflicts between the personal interests of certain DeAM employees and their responsibilities to clients. Under this Code, employees must disclose any such conflicts to appropriate persons. Employees also must obtain advance approval to serve on the board of any public company or to engage in any outside business activities.

         - Sarbanes-Oxley Senior Officer Code of Ethics. This Code of Ethics addresses, among other things, actual or potential conflicts that may arise between personal interests of fund officers and the interests of the fund. The Code applies to certain DeAM employees who serve as principal executive or financial officers of the investment companies for which DeAM (or an affiliate) serves as investment adviser. The Code directs these individuals to avoid actual or potential conflicts, and to report any known or suspected conflicts to appropriate parties.

         - Deutsche Bank Group Code of Conduct. This Code states that the Deutsche Bank Group seeks to avoid conflicts. Where conflicts are inevitable, the Group resolves conflicts, putting client interests first.

         - Physical Barriers That Limit Conflicts. DeAM employees generally are physically separated from other employees within the Deutsche Bank organization.

         D.       Description of Common Types of Conflicts of Interest

         Various conflicts of interest could arise from time to time in connection with DeAM'S proxy voting activities. A general description of certain of these conflicts follows:

         - Conflicts Between Client Interests and the Personal or Outside Business Interests of Advisory Personnel - A DeAM employee (or friend or family member of the employee) could have a personal or an outside business relationship with the company, companies or persons involved in the vote. In addition, a DeAM employee (or a friend or family member of the employee) could have a financial interest in the outcome of a vote,

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                  particularly where employees are permitted to own the same securities that advisory clients hold.

         - Conflicts between Client Interests and the Business Interests of DeAM (or an Affiliate) -- DeAM (or an affiliate) could have a conflict of interest stemming from its desire to retain or gain business. For example, DeAM could be conflicted from an economic incentive to favor one client over another. DeAM also could have conflicts between client interests and DeAM's interests in business relationships with service providers and similar entities (e.g., a voting matter could be positive for the service provider's shareholders, but negative for its business partners). Conflicts also could arise between the personal interests of a client executive and DeAM's fiduciary duty to the same client or another client. Further, DeAM (or an affiliate) may have business relationships with not only the company soliciting the vote, but also another company or party involved in the vote (or a contest), or a director involved in the vote. Conflicts or pressures also may arise from the activities of trade groups and other organizations, either directly, where the organization contacts DeAM about a specific proxy, or indirectly, where the organization tracks and publicizes DeAM's proxy voting activities or record. DeAM would have a conflict of interest in voting on investment company proposals to increase DeAM's advisory fees. Lastly, DeAM's proprietary or monetary interests (or those of an affiliate) also could conflict with DeAM's duty to vote proxies in the best economic interests of clients.

         The above description is not all-inclusive, and other types of conflicts of interests may arise from time to time. To promote greater understanding of the types of conflicts that can arise in connection with proxy voting, the PVWG, with assistance from Legal and Compliance as needed, will hold annual conflicts of interest training sessions for its members, and will promptly provide such training to any new members.

         E.       Current and Future Composition of the PVWG

         The PVWG currently is composed of Dam employees who do not have any formal or informal roles or responsibilities with respect to cib or other areas in the Deutsche Bank organization. the pvwg intends to manage its current and future composition so that no PVWG member serves as a CIB officer, director or employee or serves in those capacities in another area within the deutsche bank organization.

         If a current PVWG member becomes a CIB officer, director or employee or serves in those capacities in another area within the Deutsche Bank organization, the member must promptly inform the PVWG, whereupon the PVWG will determine an appropriate course of action. An appropriate course of action may include requesting the member's resignation from the PVWG, removing the

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         member from the PVWG, or determining that the member should continue serving as such, subject to any conditions or limitations that the PVWG deems appropriate (in addition to any applicable limitations or conditions set forth in the Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy).

         In evaluating a particular candidate for membership in the PVWG, the chair of the PVWG will consider and evaluate the candidate's potential involvement in actual or apparent conflicts of interest.

             4.   THE PROXY DEPARTMENT'S PROXY VOTING PROCESS

         The Proxy Department's proxy voting process is summarized below. More detail about the process is included in the Proxy Department's Flow Chart and the Desktop Policy and Procedures Manual.

             - A meeting notice is generated by issuing company (or consent-seeking party) specifying intent to conduct a shareholder vote, and setting the record date (in applicable markets) and meeting date for said meeting.

             - Meeting notices are transmitted by issuing company or its distribution agent to DeAM client custodians.

             - DeAM client custodians compile record date holdings for each account holding the relevant security.

             - DeAM client custodians send meeting notice, agenda and ballot share information to DeAM for those accounts where DeAM is designated the authorized proxy decision maker (for other accounts, clients may retain voting discretion or delegate discretion to a third party.). Hard copy or electronic proxy statements and additional materials, if any, are also provided when available. If proxy materials are not timely received directly from an issuer, their soliciting agent or through filings made with the SEC, DeAM will take reasonable steps to obtain them.

             - Due to the large volume of proxies voted and in order to ensure timely voting and adequate record keeping, DeAM utilizes Automated Data Processing's ProxyEdge application to track proxy activity for the vast majority of its accounts. A limited number of DeAM's global custodians deliver through Institutional Shareholder Services' Votex platform. Other applications or platforms may be used in the future.

             - Information maintained on DeAM's voting platforms include a list of upcoming meetings, all account ballots received, and vote decisions.

             - Whenever possible, internal holdings feeds are imported to facilitate reconciliation of ballot share amounts.

             - Both electronic meetings notices and proxy materials received are logged and sorted by date to ensure all meetings are voted and voted timely. A

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                  proxy analyst, in accordance with the Guidelines, executes the proxies for each meeting on the voting platform.

             - The Proxy Department may consult with portfolio managers or research analysts for industry or security specific information. If input from a portfolio manager/analyst raises a question as to whether following the Guidelines is appropriate in the particular instance, the Proxy Department will refer the proxy vote to the PVWG.

             - In order to ensure adequate flexibility for portfolio managers to buy and sell securities, DeAM does not execute proxy votes for stocks subject to shareblocking restrictions.

             - The Proxy Department's Head must disclose to the PVWG's Chair any attempts by any officer, director or employee within the Deutsche Bank organization to influence the manner in which the Proxy Department votes proxies.

V. RECORDKEEPING

DeAM will maintain a record of each vote cast by DeAM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted. In addition, the Proxy Department maintains records for each of the proxy ballots it votes. Specifically, the Department's records include, but are not limited to:

         - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

         - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

         - Analyst worksheets created for stock option plan and share increase analyses

         -   Proxy Edge print-screen of actual vote election.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DeAM will maintain the above records in an easily accessible place for no less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate DeAM office.

With respect to its investment company clients, DeAM will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security

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considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         -   The name of the issuer of the portfolio security;

         - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

         - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

         -   The shareholder meeting date;

         -   A brief identification of the matter voted on;

         - Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

         - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

         -   Whether the company cast its vote for or against management.

VI. THE PVWG'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the PVWG will monitor the proxy voting process by reviewing summary proxy information presented by the Proxy Department Head. Said reviews include statistical analyses of the number of meetings, seasonal volume changes, proposals voted, proposal types and frequency of votes cast contrary to management. The PVWG will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the PVWG's minutes.

VII. REVIEW OF AND AMENDMENTS TO THE POLICIES AND PROCEDURES

The PVWG will review these Policies and Procedures on a periodic basis. Such reviews will be documented in the PVWG's minutes. As necessary or appropriate, the PVWG may amend these Policies and Procedures from time to time.

ATTACHMENT A - PROXY VOTING GUIDELINES


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                                                                    ATTACHMENT A

                             PROXY VOTING GUIDELINES

                             DEUTSCHE BANK AMERICAS
                                    NEW YORK

                            Deutsche Asset Management

                        2003 U.S. Proxy Voting Guidelines
                              (adopted May 5, 2003)

                                   [PICTURE]

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                                                            [DEUTSCHE BANK LOGO]

                                TABLE OF CONTENTS

I. BOARD OF DIRECTORS...........................................................     1

   A. ELECTION OF DIRECTORS.....................................................     1
   B. CLASSIFIED BOARDS OF DIRECTORS............................................     1
   C. BOARD AND COMMITTEE INDEPENDENCE..........................................     1
   D. LIABILITY AND INDEMNIFICATION OF DIRECTORS................................     1
   E. QUALIFICATIONS OF DIRECTORS...............................................     2
   F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES.............................     2
   G. PROPOSALS TO FIX THE SIZE OF THE BOARD....................................     2

II. CAPITAL STRUCTURE...........................................................     3

   A. AUTHORIZATION OF ADDITIONAL SHARES........................................     3
   B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK............................     3
   C. STOCK SPLITS/REVERSE STOCK SPLITS.........................................     3
   D. DUAL CLASS/SUPERVOTING STOCK..............................................     3
   E. LARGE BLOCK ISSUANCE......................................................     4
   F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK.............................     4
   G. SHARE REPURCHASES.........................................................     4
   H. REDUCTIONS IN PAR VALUE...................................................     4

III. CORPORATE GOVERNANCE ISSUES................................................     5

   A. CONFIDENTIAL VOTING.......................................................     5
   B. CUMULATIVE VOTING.........................................................     5
   C. SUPERMAJORITY VOTING REQUIREMENTS.........................................     5
   D. SHAREHOLDER RIGHT TO VOTE.................................................     6

IV. COMPENSATION................................................................     7

   A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS.................................     7
   B. EMPLOYEE STOCK OPTION/PURCHASE PLANS......................................     7
   C. GOLDEN PARACHUTES.........................................................     8
   D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION.....................     8
   E. OPTION EXPENSING..........................................................     8

V. ANTI-TAKEOVER RELATED ISSUES.................................................     9

   A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS").................................     9
   B. REINCORPORATION...........................................................     9
   C. FAIR-PRICE PROPOSALS......................................................     9
   D. EXEMPTION FROM STATE TAKEOVER LAWS........................................     9
   E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS....................................    10

VI. MERGERS & ACQUISITIONS......................................................    10

VII. SOCIAL & POLITICAL ISSUES..................................................    10

   A. LABOR & HUMAN RIGHTS......................................................    11
   B. ENVIRONMENTAL ISSUES......................................................    11

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   C. DIVERSITY & EQUALITY......................................................    11
   D. HEALTH & SAFETY...........................................................    11
   E. GOVERNMENT/MILITARY.......................................................    12
   F. TOBACCO...................................................................    12

VIII. MISCELLANEOUS ITEMS.......................................................    12

   A. RATIFICATION OF AUDITORS..................................................    12
   B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR..........    13
   C. AUDIT FIRM ROTATION.......................................................    13
   D. TRANSACTION OF OTHER BUSINESS.............................................    13
   E. MOTIONS TO ADJOURN THE MEETING............................................    13
   F. BUNDLED PROPOSALS.........................................................    14
   G. CHANGE OF COMPANY NAME....................................................    14
   H. PROPOSALS RELATED TO THE ANNUAL MEETING...................................    14
   I. INVESTMENT COMPANY PROXIES................................................    14

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I.       BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

Routine: DeAM Policy is to generally vote "for" the uncontested election of directors. Votes for a director in an uncontested election may be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B. CLASSIFIED BOARDS OF DIRECTORS

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C. BOARD AND COMMITTEE INDEPENDENCE

DeAM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. LIABILITY AND INDEMNIFICATION OF DIRECTORS

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is

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For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E. QUALIFICATIONS OF DIRECTORS

Policy is generally to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G. PROPOSALS TO FIX THE SIZE OF THE BOARD

DeAM Policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

II.      CAPITAL STRUCTURE

A. AUTHORIZATION OF ADDITIONAL SHARES

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

DeAM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C. STOCK SPLITS/REVERSE STOCK SPLITS

DeAM policy is to generally vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D. DUAL CLASS/SUPERVOTING STOCK

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

E. LARGE BLOCK ISSUANCE

DeAM policy is to address large block issuances of stock on a case-by-case basis considering

a) Whether the proposal has a legitimate business purpose and

b) The potential impact on shareholder value.

Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of business circumstances leading to the request.

F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G. SHARE REPURCHASES

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H. REDUCTIONS IN PAR VALUE.

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

III.     CORPORATE GOVERNANCE ISSUES

A. CONFIDENTIAL VOTING

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B. CUMULATIVE VOTING

Policy is generally to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.

C. SUPERMAJORITY VOTING REQUIREMENTS

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

D. SHAREHOLDER RIGHT TO VOTE

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

IV.      COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed unreasonably excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

DeAM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B. EMPLOYEE STOCK OPTION/PURCHASE PLANS

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. GOLDEN PARACHUTES

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.

D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

DeAM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2. Those that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E. OPTION EXPENSING

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

V.       ANTI-TAKEOVER RELATED ISSUES

A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B. REINCORPORATION

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is generally based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C. FAIR-PRICE PROPOSALS

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights. A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D. EXEMPTION FROM STATE TAKEOVER LAWS

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and generally, to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.      MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis. Information will be incorporated from all available resources including portfolio management, research analysts and/or from independent proxy research sources.

VII.     SOCIAL & POLITICAL ISSUES

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues typically have a more tenuous connection to the economic and corporate governance principles effecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests. We do not support proposals that represent the views and interests only of a specific shareholder group that may be contrary to those of the remaining shareholders.

DeAM's voting policy for some of the most commonly proposed social and political issues are set forth below. Issues not specifically enumerated will be voted on a case-by-case basis. Where issues are deemed best left to the discretion of management or where compliance with standards set statutorily by federal, state or local authorities is sufficient, DeAM generally will not support a more burdensome standard requested by shareholder proposal. However, where specific circumstances or the actions of a company's board or management warrant, the proxy committee reserves the right to depart from any general policy to vote in the shareholders' best interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is generally to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

A. LABOR & HUMAN RIGHTS

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B. ENVIRONMENTAL ISSUES

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power.)

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

C. DIVERSITY & EQUALITY

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. HEALTH & SAFETY

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

E. GOVERNMENT/MILITARY

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political (or charitable) contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

F. TOBACCO

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

3. Shareholder requests to spin-off or restructure tobacco businesses will generally be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. MISCELLANEOUS ITEMS

A. RATIFICATION OF AUDITORS

DeAM policy is to generally vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C. AUDIT FIRM ROTATION

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D. TRANSACTION OF OTHER BUSINESS

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E. MOTIONS TO ADJOURN THE MEETING

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to a voting decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

F. BUNDLED PROPOSALS

Policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G. CHANGE OF COMPANY NAME

Policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H. PROPOSALS RELATED TO THE ANNUAL MEETING

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I. INVESTMENT COMPANY PROXIES

Generally, DeAM will vote investment company proxies in accordance with Institutional Shareholder Services guidelines.

Deutsche Asset Management Proxy Department.

For informational purposes only for clients and prospects of members of the Deutsche Bank Group.

                      Fidelity Fund Proxy Voting Guidelines


                         (Funds Sub-advised by FMR Co.)


                                   March 2004

I.   General Principles


     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.


     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.


     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.


II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
               (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

          6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

          7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

          8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the repricing proposal excludes senior management and directors;

          2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

          3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.


     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the restricted stock award exchange proposal excludes senior management and directors;

          2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

          3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.


V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus.

           In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

      B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

      C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.   Unusual Increases in Common Stock:

      A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

      B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

      A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
      (i) whether the company has an independent compensation committee; and
      (ii) whether the compensation committee has authority to engage independent compensation consultants.


XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

     A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

     Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies,, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

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CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor which Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

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GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost

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always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion

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with regard to social, environmental and ethical issues although Adviser may vote in favor of those that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

1. All proxy materials received will be recorded immediately in a database to maintain control over such materials.

2. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS or other information. The Proxy

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Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

3. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS or other independent third party providers of proxy services.

4. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

7. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

8. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally

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enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

9. The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

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14.11 PROXY VOTING POLICY

I.       INTRODUCTION

Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 1 OF 17

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II.      INVESTMENT ADVISERS ACT OF 1940--RULE 206(4)-6 REVISED RULE

Pursuant to SEC adopted rule amendment rule 206(4)-2 under the Advisers Act which requires mutual funds, Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonable designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III.     CONFLICT OF INTEREST

It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
PAGE 2 OF 17

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proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting.

Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with it's policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV.      PROXY POLICY GUIDELINES

THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, LLC.

THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse

-        Implement or renew a dead-hand or modified dead-hand poison pill

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding

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- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

- Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

- Are inside directors and sit on the audit, compensation, or nominating committees

- Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

- In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

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Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS

Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS

RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote against proposals to classify the board.

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Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES

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POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE
CHARTER OR BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

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Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS

CONFIDENTIAL VOTING

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

EQUAL ACCESS

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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SHAREHOLDER ADVISORY COMMITTEES

Review on case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy-- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

-        adverse governance changes

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-        excessive increases in authorized capital stock

-        unfair method of distribution

-        diminution of voting rights

-        adverse conversion features

-        negative impact on stock option plans

-        other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

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Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

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401(K) EMPLOYEE BENEFIT PLANS

Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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LIQUIDATIONS

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Vote for changing the corporate name.

MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

- ignore a shareholder proposal that is approved by a majority of shares outstanding

- ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

-        are interested directors and sit on the audit or nominating committee

- are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

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Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness;

regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL

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Vote against proposals to change a fund's fundamental investment objective to non-fundamental.

NAME RULE PROPOSALS

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote against these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

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MASTER-FEEDER STRUCTURE

Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES

ENERGY AND ENVIRONMENT

In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

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PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION

It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

GREAT COMPANIES, LLC                               ISSUE DATE: FEBRUARY 11, 2002
PROXY VOTING POLICY                                         AMENDED JUNE 5, 2003
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                       PROXY VOTING POLICY AND PROCEDURES
                                       OF
                             JENNISON ASSOCIATES LLC



         Jennison Associates views the voting of proxies as an important part of its investment management responsibilities. All proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of Jennison's client accounts. Secondary consideration is given to the public and social value of each issue. In keeping with these objectives, Jennison Associates analyzes the long term economic consequences of each proposed corporate action. Votes are cast with the intention of maximizing economic value of the shares, thereby protecting and enhancing the value of client assets under our management.



         In voting proxies for international holdings, we will generally apply the same principles, however, in some countries voting proxies result in additional costs. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. For instance, in countries that require "share blocking" in order to vote proxies, we believe that the inability to sell the shares due to share blocking significantly outweighs the potential long-term economic benefits of voting proxies in those countries. As such, we do not typically vote proxies in countries that require share blocking in order to vote proxies.



         Each proposal has its individual merits and as such is analyzed on a case-by-case basis. However, in general terms, our positions are as follows:



         We are sensitive to the desirability of a stable corporate environment, particularly for corporations in which technical or creative talent is an essential element of corporate success. Although we believe that management should not be placed in a position of allocating a disproportionate amount of time to resisting takeovers, we believe that it is important that shareholders have the freedom to take advantage of attractive takeover offers. Jennison seeks to balance the freedom of shareholder action, against the damage which can be done to shareholder interests if a company is disrupted in a proxy or takeover battle. As such, we typically oppose proposals where shareholders are effectively precluded from accepting offers which might be deemed attractive. Such proposals normally have Restrictive Fair Price, Staggered Board, and excessive Super Majority vote provisions.



         In recent years, we have found that companies award a greater proportion of executive compensation in stock options in order to tie senior executive management's compensation to the performance of the company and thereby share the interests of shareholders. As such, more and more proposals relate to stock-based incentive compensation for senior management. It is our general opinion that senior compensation decisions and incentive awards are best left to the board of directors. We believe that shareholders should evaluate management performance over reasonable time frames.



         In general we assess each social and political proposal on its own merits.



         We have developed a voting process that brings to bear the various skills and expertise of the firm to vote shares solely in the interest of participants and beneficiaries. In order to achieve the above result, Jennison Associates has established a formal proxy voting evaluation and voting process.



         Decisions are made by members of the Proxy Voting Committee which is composed of the Chief Executive Officer, Chief Investment Officer, the Securities Analyst, the Chief Compliance Officer and a representative of the Legal Department. It is Jennison Associates' policy to isolate the proxy voting process from any external pressures and influences. In order to implement this policy, the final voting and processing of proxies has been removed from the portfolio manager and analyst and overseen by the Compliance Department.



         When requested, certain members of the Proxy Committee may meet the representatives of corporate management to review proxy issues and to understand management's reasoning for presenting the proposals. In formulating our decisions, we examine the research materials provided by Investor Responsibility Research Center (IRRC), proxy statements, and position statements that may be received from other shareholders. This research, along with our independent research, ensures that we are knowledgeable on the issues prior to voting. Proxy research and other pertinent information are forwarded to at least two members of the Proxy Voting Committee, typically a securities analyst and a member of the Legal Department. The securities analyst is most knowledgeable about the circumstances of the company and assesses the economic value of each proposal. The attorney reviews the proposal relative to Jennison's policy. Each professional is then responsible for making an independent analysis of the issues and informing the Compliance Department of how he/she would vote each issue. If the votes of members of the Proxy Committee who reviewed the analysis are consistent, the votes are cast. If the votes are inconsistent, there will be further discussion to understand whether deviation from Jennison's policy recommended vote is warranted. Deviations from the policy recommended vote are documented. If there is any difference of opinion that cannot be resolved, the broader Proxy Committee may meet to further discuss and resolve any open issues. There may be instances where a difference of opinion exists among the broader Proxy Committee members. In such cases, the Chief Compliance Officer shall make the final decision as to how the votes are cast. Jennison's voting instructions are then communicated to Jennison's proxy voting agent and each proxy is voted.



         Jennison Associates has retained the proxy voting services of IRRC as its proxy voting agent. IRRC provides proxy voting administration services including a calendar of upcoming proxy meetings, timely execution of proxy votes based on instruction from Jennison, maintenance of records of voting decisions and reconciliation of proxy ballot shares. The IRRC workstation provides Jennison with access to electronic delivery of analyses of proxy proposals and other related proxy materials and reports, in addition to reports detailing all Jennison proxy voting activity.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              PROXY VOTING SUMMARY

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

BOARD OF DIRECTORS

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

SELECTION OF AUDITORS

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

CAPITALIZATION

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

ACQUISITIONS, MERGERS AND CORPORATE RESTRUCTURING

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

EQUITY-BASED COMPENSATION

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if the:

-     plan dilution is more than 10% of outstanding common stock,

- plan allows for non-qualified options to be priced at less than 85% of the fair market value on the grant date,

- company allows or has allowed the re-pricing or replacement of underwater options in the past fiscal year (or the exchange of underwater options).

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

- the plan allows stock to be purchased at less than 85% of fair market value;

-     this plan dilutes outstanding common equity greater than 10%

- all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity.

OTHER BUSINESS

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

-     change the company name;

-     approve other business;

-     adjourn meetings;

-     make technical amendments to the by-laws or charters;

-     approve financial statements;

-     approve an employment agreement or contract.

SHAREHOLDER PROPOSALS

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

-     calling for shareholder ratification of auditors;

-     calling for auditors to attend annual meetings;

-     seeking to increase board independence;

-     requiring minimum stock ownership by directors;

- seeking to create a nominating committee or to increase the independence of the nominating committee;

-     seeking to increase the independence of the audit committee.

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                             PROXY VOTING PROCEDURES

THE ROLE OF THE PROXY VOTING SERVICE

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

THE ROLE OF THE PROXY OVERSIGHT GROUP AND COORDINATOR

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

THE ROLE OF MUTUAL FUND TRUSTEES

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

CONFLICTS OF INTEREST

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

                        "PROXY VOTING POLICY & PROCEDURE"

A. PROXY VOTING POLICY:

Kayne Anderson Rudnick Investment Management, LLC ("KAR" or the "firm") acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

Absent special circumstances, it is the policy of the firm to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines set forth in EXHIBIT A ("Proxy Voting Guidelines"). These guidelines are applicable to the voting of domestic and global proxies.

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality as described below.

B. PROXY VOTING PROCEDURE

As an integral part of the investment process and where authorized by its clients, Adviser has responsibility for voting proxies. The Corporate Actions Department and certain Research Analysts (collectively known as the "Responsible Voting Parties") are responsible for voting proxies on behalf of the respective clients. More specifically, proxy proposals received by KAR, where the Proxy Voting Guidelines outline its general position as voting either "for" or "against", are voted by the Corporate Actions Department. Proxy proposals received by KAR, where the Proxy Voting Guidelines outline its general position as voting on a "case by case" basis, are forwarded to the appropriate Research Analyst, who will review the proposal and issue written voting instructions to the Corporate Actions Department. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

To fulfill its fiduciary duty in voting client proxies, the firm ensures that
(i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

KAR makes a reasonable effort to ensure that the relevant portfolio manager and research analyst are informed of the proxy material in a timely fashion. If a research analyst believes that it is in the best interest of the client or the beneficial owners of the client to vote in a manner contrary to the established Proxy Voting Guidelines, he or she submits a request for the variation, with the reason, to the firm's Exception Committee(1), which decides the issue. Absent these special circumstances, the Proxy Voting Guidelines are followed when voting proxy proposals. To ensure that all proxy votes are cast, the Corporate Actions Department reconciles the number of votes cast with the number of shares held by such clients.

         1. CONFLICTS OF INTEREST

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients' proxies the following procedures are followed:

         (i) Where the Proxy Voting Guidelines outline the firm's voting position, as either "for" or "against" such proxy proposal, voting is in accordance with the Adviser's Proxy Voting Guidelines (Exhibit A).

         (ii) Where the Proxy Voting Guidelines outline the firm's voting position to be on a "case- by-case basis" for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then the assigned Research Analyst will provide the voting recommendation.

         2. OTHER SPECIAL CIRCUMSTANCES

The firm may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 2) where a proxy is received for a client account that has been terminated with the firm, 3) where a proxy is received for a security the firm no longer manages (i.e. the firm had previously sold the entire position), and/or 4) where the exercise of voting rights could restrict the ability of an account's portfolio

----------------
(1) This is a well-established committee of senior management which reviews pricing, account minima, and other routine policy exceptions. The current members are the CEO, CIO, COO, and the Managing Director for trading and portfolio administration. The committee requires two affirmative votes to approve an exception.

manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

         3. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, it is the policy of KAR to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

C.  PROXY VOTING RECORDS

As required under rule 204-2 of the Advisers Act, KAR shall maintain the following proxy records:

         (i) A copy of these policies and procedures;

         (ii) A copy of each proxy statement the firm receives regarding client's securities;

         (iii) A record of each vote cast by the firm on behalf of a client;

         (iv) A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

         (v) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.

D.  CLIENT DISCLOSURE

As disclosed in Schedule H of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquiries about how a particular proxy proposal was voted that information will be provided to the client in a timely manner.

               KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

                             PROXY VOTING GUIDELINES

These guidelines supplement the Proxy Voting Policy of Kayne Anderson Rudnick Investment Management, LLC ("Adviser" or the "firm") and provide general direction of how Adviser will vote on a number of significant and recurring ballot proposals. The fundamental policy followed by Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the guidelines set forth.

This list is not all inclusive.

I.    THE BOARD OF DIRECTORS

         A. Voting on Director Nominees in Uncontested Elections

         Adviser generally votes for director nominees in uncontested elections, absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism or other disqualifying factors.

         B. Chairman and CEO are the Same Person

         Adviser generally votes against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

         C. Director Independence

         Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the Adviser has a bias toward a majority of independent directors. Adviser will evaluate shareholder proposals relating to number of independent directors on a case-by-case basis.

         Adviser generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

         Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will consider a board candidate or member to lack independence if, he or she:

         -   is an officer or full-time employee of the company;

         - is a former employee of the company regardless of when he/she may have left the company; provides, or if his or her firm provides, a material level of professional services (e.g., through a consulting or advisory arrangement, whether formalized by a contract or not);

         - has any transactional relationship with the company granted on terms not generally available; is a founder of the company and not a current employee; or

         - has a close family relationship to an executive officer of the company, whether by blood or marriage.

         D. Stock Ownership Requirements

         Adviser generally votes for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

         E. Term of Office

         Adviser generally votes against shareholder proposals to limit the tenure of outside directors.

         F. Director and Officer Indemnification and Liability Protection

         Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. Adviser generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law. Additionally, the proposals should cover only future actions and not fraud or gross negligence.

         G. Charitable Contributions

         Adviser generally votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.   PROXY CONTESTS

         A. Voting for Director Nominees in Contested Elections

         Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

         - long-term financial performance of the target company relative to its industry;

         -   management's track record;

         -   background to the proxy contest;

         -   qualifications of director nominees (both slates);

         - evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

         -   stock ownership positions.

         B. Reimburse Proxy Solicitation Expenses

         Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III.  AUDITORS

         A. Ratifying Auditors

         Adviser generally votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company and is not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

         Adviser, on a case-by-case basis, votes shareholder proposals that seek to restrict the ability of a company's auditors to provide non-audit services.

         Adviser, on a case-by-case basis, votes shareholder proposals that would request a company to periodically change its audit firm.

IV. PROXY CONTEST DEFENSES

         A. Board Structure: Staggered vs. Annual Elections

         Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

         B. Shareholder Ability to Remove Directors

         Adviser generally votes against proposals that provide directors may be removed only for cause.

         Adviser generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

         C. Cumulative Voting

         Adviser generally votes against proposals to eliminate cumulative voting. The firm generally votes for proposals to permit cumulative voting.

         D. Shareholder Ability to Call Special Meetings

         Adviser generally votes against proposals to restrict or prohibit shareholder ability to call special meetings.

         E. Shareholder Ability to Act by Written Consent

         Adviser generally votes for proposals to restrict or prohibit shareholder ability to take action by written consent.

         F. Shareholder Ability to Alter the Size of the Board

         Adviser generally votes against proposals limiting management's ability to alter the size of the board.

V.   TENDER OFFER DEFENSES

         A. Poison Pills

         Adviser generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

         Adviser generally votes against proposals to ratify a poison pill.

         B. Greenmail

         Adviser generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

         Adviser generally votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

         C. Unequal Voting Rights

         Adviser generally votes against dual class exchange offers.

         Adviser generally votes against dual class recapitalizations.

         D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

         Adviser generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

         Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

         E. Supermajority Shareholder Vote Requirement to Approve Mergers

         Adviser generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

         Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

         F. White Squire Placements

         Adviser, on a case-by-case basis, votes shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI. MISCELLANEOUS GOVERNANCE PROVISIONS

         A. Confidential Voting

         Adviser generally votes against proposals requiring confidential voting and independent vote tabulators.

         B. Equal Access

         Adviser, on a case-by-case basis, votes shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

         C. Bundled Proposals

         Adviser, on a case-by-case basis, votes bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, Adviser examines the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, Adviser will vote against the proposals. If the combined effect is positive, Adviser will support such proposals.

         D. Shareholder Advisory Committees

         Adviser, on a case-by-case basis, votes proposals to establish a shareholder advisory committee.

VII. CAPITAL STRUCTURE

         A. Common Stock Authorization

         Adviser, on a case-by-case basis, votes proposals to increase the number of shares of common stock authorized for issue.

         B. Stock Distributions: Splits and Dividends

         Adviser generally votes for management proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split.

         C. Reverse Stock Splits

         Adviser generally votes for management proposals to implement a reverse stock split, provided management demonstrates a reasonable basis for the reverse split.

         D. Blank Check Preferred Authorization

         Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

         E. Shareholder Proposals Regarding Blank Check Preferred Stock

         Adviser, on a case-by-case basis, votes shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

         F. Adjust Par Value of Common Stock

         Adviser generally votes for management proposals to reduce the par value of common stock.

         G. Preemptive Rights

         Adviser generally reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, Adviser looks at the size of a company and the characteristics of its shareholder base. Adviser generally opposes preemptive rights for publicly-held companies with a broad stockholder base.

         H. Debt Restructuring

         Adviser reviews, on a case-by-case basis, proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan. Adviser will consider the following issues:

         Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution be to any future earnings?

         Change in Control--Will the transaction result in a change in control of the company?

         Bankruptcy--Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

         Adviser reviews, on a case-by-case basis, proposals that facilitate debt restructurings.

         I. Share Repurchase Programs

         Adviser generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. EXECUTIVE AND DIRECTOR COMPENSATION

         Adviser, on a case-by-case basis, votes on executive and director compensation plans. Adviser generally votes for compensation plans if the following criteria are met:

         Voting Power Dilution-The sum of new shares authorized plus shares available for grant under all existing plans and options granted, but not yet exercised, does not exceed 5 percent of shares outstanding as of record date. This threshold is increased to 10 percent for companies in the technology, banking, and financial services industries.

         Discounts -The exercise price is no less than 100 percent of fair market value at the time of grant.

         Repricing -The company has not repriced underwater stock options during the past three years.

         A.  OBRA-Related Compensation Proposals

         - Amendments that Place a Cap on Annual Grant or Amend Administrative Features

             Adviser generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m) of the Omnibus Reconciliation Act of 1993 ("OBRA") regarding executive compensation.

         -   Amendments to Added Performance-Based Goals

             Adviser generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of
             Section 162(m) of OBRA.

         -   Amendments to Increase Shares and Retain Tax Deductions Under OBRA

             Adviser, on a case-by-case basis, votes on amendments to existing plans that would both increase shares reserved and qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA.

         -   Approval of Cash or Cash-and-Stock Bonus Plans

             Adviser, on a case-by-case basis, votes proposals relating to cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

         B. Shareholder Proposals to Limit Executive and Director Pay

         Adviser generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

         Adviser, on a case-by-case basis, votes other shareholder proposals that seek to limit executive and director pay.

         C. Golden and Tin Parachutes

         Adviser generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

         D. Employee Stock Ownership Plans and Other Broad-Based Employee Stock Plans

         Adviser generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is "excessive" (i.e., generally greater than ten percent (10%) of outstanding shares).

         E.  401(k) Employee Benefit Plans

         Adviser generally votes for proposals to implement a 401(k) savings plan for employees.

         F. Director Retirement Benefits

         Adviser, on a case-by-case basis, votes shareholder proposals requesting companies cease to pay retirement benefits to directors.

         G. Stock Option Expensing

         Pending the adoption of definitive rules on option expensing by the Financial Accounting Standards Board (FASB), Adviser generally supports shareholder proposals requesting that companies expense options.

IX.  STATE OF INCORPORATION

         A.  Voting on State Takeover Statutes

         Adviser generally votes against proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

         B. Voting on Reincorporation Proposals

         Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  MERGERS AND CORPORATE RESTRUCTURINGS

         A. Mergers and Acquisitions

         Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

         - anticipated financial and operating benefits; offer price (cost vs. premium);

         -   prospects of the combined companies; how the deal was negotiated;
             and

         - changes in corporate governance and their impact on shareholder rights.

         B. Corporate Restructuring

         Adviser, on a case-by-case basis, votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales.

         C. Spin-offs

         Adviser, on a case-by-case basis, votes on spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

         D. Asset Sales

         Adviser, on a case-by-case basis, votes on asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

         E. Liquidations

         Adviser, on a case-by-case basis, votes on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

         F. Appraisal Rights

         Adviser generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

         G. Changing Corporate Name

         Adviser generally votes for changing the corporate name.

         H. Adjourn Meeting

         Adviser, on a case-by-case basis, votes on proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.

XI.  MUTUAL FUNDS

         A. Election of Trustees

         Adviser, on a case-by-case basis, votes on trustee nominees.

         B. Investment Advisory Agreement

         Adviser, on a case-by-case basis, votes on investment advisory agreements.

         C. Fundamental Investment Restrictions

         Adviser, on a case-by-case basis, votes on amendments to a fund's fundamental investment restrictions.

         D. Distribution Agreements

         Adviser, on a case-by-case basis, votes on distribution agreements.

XII. SOCIAL AND ENVIRONMENTAL ISSUES

Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

                             PROXY VOTING POLICY OF
                        LAZARD ASSET MANAGEMENT LLC AND
                     LAZARD ASSET MANAGEMENT (CANADA), INC.



A. INTRODUCTION



         As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").



         Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.



         This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.



B. RESPONSIBILITY TO VOTE PROXIES



         Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, but over which Lazard exercises no investment discretion, are not voted by Lazard.



C. GENERAL ADMINISTRATION



         1. OVERVIEW



         Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Michael Bennett, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Director and a Portfolio Manager for Lazard's U.S. equity products, and Melissa Cook, Lazard's Global Head of Research. The Proxy

Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.



         2. ROLE OF THIRD PARTIES



         To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.



         ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.



         3. VOTING PROCESS



         Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.



         Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.



         In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

         ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)



D. SPECIFIC PROXY ITEMS



         Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.



         1. ROUTINE ITEMS



         Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:



         -    routine election or re-election of Directors;



         - appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;



         -    issues relating to the timing or conduct of annual meetings;



         -    directors' liability and indemnification; and



         -    name changes.



         2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS



         Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

                  a.  BOARD OF DIRECTOR AND ITS COMMITTEES



         Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:



                  - FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;



                  - FOR a requirement that a majority of Directors be independent;



                  - ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have those committees or sufficient independence;



                  - FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;



                  - FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation, in which case, it is ON A CASE -BY-CASE BASIS;



                  - FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;



                  - ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;



                  - AGAINST shareholder proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;



                  - AGAINST shareholder proposals seeking union or special-interest representation on the Board;



                  - AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;



                  - ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;



                  - AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and



                  - AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

                  b. ANTI-TAKEOVER MEASURES



         Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:



                  - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;



                  - AGAINST shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;



                  - AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;



                  -   AGAINST "blank check" preferred stock; and



                  - ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.



                  c. CONDUCT OF SHAREHOLDER MEETINGS



         Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:



                  -   AGAINST proposals to adjourn meetings;



                  - AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;



                  -   FOR proposals providing for confidential voting;



                  - AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;



                  - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and



                  -   ON A CASE-BY-CASE BASIS on changes to quorum requirements.



         3. CHANGES TO CAPITAL STRUCTURE



         Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:



                  - FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);



                  -   FOR stock splits and reverse stock splits;



                  - ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;



                  - ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;



                  - FOR management proposals to adopt or amend dividend reinvestment plans;



                  - AGAINST changes in capital structure designed to be used in poison pill plans; and



                  - ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.



         4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES



         Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:



                  -   ON A CASE-BY-CASE BASIS regarding all stock option plans;



                  - AGAINST restricted stock plans that do not involve any performance criteria;



                  -   FOR employee stock purchase plans;



                  - ON A CASE-BY-CASE BASIS for stock appreciation rights plans;



                  -   FOR deferred compensation plans;



                  - ON A CASE-BY-CASE BASIS on proposals to approve executive loans to exercise options;



                  -   AGAINST proposals to re-price underwater options;



                  - AGAINST shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

                  - AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.



         5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS



         Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.



         6. SOCIAL AND POLITICAL ISSUES



         Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.



         Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote AGAINST most of these proposals. Lazard has adopted Approved Guidelines to vote FOR measures relating to ILO Principles, the adoption of anti-discrimination policies and certain other similar proposals.



E. VOTING NON-U.S. SECURITIES



         Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST



         1. OVERVIEW



         Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.



         Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:



         - Lazard Freres & Co. LLC ("LFNY"), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking or capital markets relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);



         - Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;



         - Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or



         - A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.



         2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS



         All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LFNY or any of their Managing Directors, officers, employees or affiliates.



         ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LFNY or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LFNY and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.



         Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.



         3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS



         Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.



                  a.  WHERE APPROVED GUIDELINE IS FOR OR AGAINST



         Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will determine whether a conflict of interest or potential conflict of interest exists by: (1) determining whether the sponsor of the proposal is a Lazard client and notifying Lazard's Chief Compliance Officer if the sponsor is a Lazard client; and (2) notifying the Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.



         If it appears that a conflict of interest exists, the Manager of ProxyOps and the Chief Compliance Officer will convene a meeting of the Proxy Committee, which will determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.



         If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.



                  b. WHERE APPROVED GUIDELINE IS CASE-BY-CASE



         In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. In determining whether a conflict of interest or a potential conflict of interest may exist, the Manager of ProxyOps will: (1) determine whether the sponsor of the proposal is a Lazard client and notify Lazard's Chief Compliance Officer if the sponsor is a Lazard client; and (2) notify the Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

         If it appears that a conflict of interest exists, the Manager of ProxyOps and the Chief Compliance Officer will convene a meeting of the Proxy Committee, which will determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LFNY having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the recommendation of ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.



                  g. REVIEW OF POLICY



         The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.



REVISED AS OF JUNE 30, 2003

                   LEGG MASON FUNDS MANAGEMENT, INC & LMM, LLC
                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW

Legg Mason Funds Management, Inc. and LMM, LLC ("LMFM") have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMFM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMFM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority expressly has been retained by the client or delegated by the client to others. For each proxy vote LMFM takes into consideration its duty to its clients and all other relevant facts available to LMFM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMFM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. We believe the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. We support policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. We oppose proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - We support policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, we oppose proposals that limit management's ability to do this. We generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMFM's proxy voting guidelines for more details ("Schedule A").

PROCEDURES

OVERSIGHT

LMFM's Chief Investment Officer (CIO) has full authority to determine LMFM's proxy voting principles and procedures and vote proxies on behalf of LMFM clients. LMFM's CIO has delegated oversight and implementation of the firm's proxy voting process, including the principles and procedures that govern it, to LMFM's Proxy Officers and Compliance Officers. No less than a quorum of these Officers(1) will meet from time to time, but no less than annually, to review existing principles and procedures in light of LMFM's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

We recognize proxy voting as a valuable right of company shareholders. Generally speaking, LMFM votes all proxies it receives. However, LMFM does reserve the right to refrain from voting in certain circumstances. LMFM may refrain from voting a proxy if, for example, the company's shares are no longer held by LMFM clients at the time of the meeting. Additionally, LMFM may refrain from voting a proxy if it concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

LMFM instructs each client custodian to forward proxy materials to the LMFM Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMFM. Whenever possible, LMFM uses ADP's ProxyEdge product to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records. If a custodian is not able to deliver proxy materials via ProxyEdge, proxies are delivered and voted via mail or facsimile, and records are maintained in paper files.

Upon receipt of proxy materials:

      The Compliance Officer

      1. The Compliance Officer reviews the proxy issues and identifies any potential material conflicts between the adviser's interests and those of the client. LMFM believes and understands it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMFM or its affiliates.

            a.    Identifying Potential Conflicts

                  In identifying conflicts of interest the Compliance Officer will review the following issues:

                  - Whether LMFM has an economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

                  - Whether there are any business or personal relationships between an LMFM employee and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts


--------
(1) Quorum is defined as two Proxy Officers and one Compliance Officer.

                        that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; and

                  - Whether the Proxy Officer knows that an affiliate of LMFM has a material economic, business or personal relationship that is likely to result in a potential conflict between the interests of the affiliate and LMFM's clients.

            b.    Assessing Materiality

                  A potential conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, the potential conflict is likely to have an impact on the manner in which the subject shares are voted.

      2. If the Compliance Officer determines that a potential material conflict of interest may exist:

                        (a) The Compliance Officer may consult with legal counsel and/or LMFM's CIO to determine if the conflict is material.

                        (b) If the conflict is not material, the proxy issue is forwarded to the Proxy Officer for voting.

                        (c) If the conflict is material, the Compliance Officer may choose any of the following approaches to address the conflict:

                              1. If LMFM's proxy principles or guidelines address the specific issues in the conflicted proxy, the Compliance Officer votes the issues according to LMFM's principles and returns the signed, voted form to the Proxy Administrator(s).

                              2.    If the conflicted proxy issue is not
                                    specifically addressed in LMFM's principles, the Compliance Officer will follow the vote recommendation of an "Independent Voting Delegate".

                              3. Alternatively, the Compliance Officer may disclose the conflict to clients and obtain their consent to vote.


      The Proxy Officer

      1. The Proxy Officer reviews proxies and evaluates matters for vote in light of LMFM's principles and guidelines. The Proxy Officer may seek additional information from LMFM's investment team, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMFM's CIO for guidance on proxy issues. Generally, the Proxy Officer will not consult its affiliates during this process. All documents that had a material impact on the basis for the vote are maintained by LMFM.

      2. The Proxy Officer returns the signed, voted form to the Proxy Administrator.

      The Proxy Administrator(s)

      1. Provides custodians with instructions to forward proxies to LMFM for all clients for whom LMFM is responsible for voting proxies.

      2. When proxies are received, reconciles the number of shares indicated on the proxy with LMFM internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies. Proxy Administrator will use best efforts to obtain missing proxies from custodian.

      3. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by LMFM clients as of the meeting date.

      4. Ensures the Proxy and Compliance Officers are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner.

      5. Per instructions from the Proxy Officer or Compliance Officer, votes proxy issues via ProxyEdge software, online or via facsimile.

      6. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents will be maintained onsite for two years and in an accessible place for another three years with regard to proxies:

      1. Copy of current policies and procedures will be maintained and available to clients upon request.

      2. Proxy statements received regarding client securities will be maintained in electronic format via Edgar or similar third party and will be available to clients upon request.

      3. Documents created by LMFM that were material to making a decision how to vote proxies will be maintained in Multex, similar third party software or paper file.

      4. Copies of the voting record will be maintained via our proxy software - ProxyEdge or in paper file.

      5. A proxy log including: issuer name, exchange ticker symbol of the issuer's shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer's management team.

      6. Each written client request for proxy voting records and LMFM's written response to any client request for such records.

                                   SCHEDULE A
                          LMFM PROXY VOTING GUIDELINES

LMFM maintains these proxy-voting guidelines, which set forth the manner in which LMFM generally votes on issues that are routinely presented. Please note that for each proxy vote LMFM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:
1) Obligations of the Board of Directors
2) Compensation of management and the Board of Directors
3) Take-over protections
4) Shareholders' rights

                                          PROXY ISSUE                                             LMFM GUIDELINE
                                          -----------                                             --------------
  BOARD OF DIRECTORS

  INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated directors, independent                      For
  of management

  NOMINATING PROCESS: independent nominating committee seeking qualified candidates,                     For
  continually assessing directors and proposing new nominees

  SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be no larger than 15                        For
  members

  CUMULATIVE VOTING FOR DIRECTORS                                                                        For

  STAGGERED BOARDS                                                                                     Against

  SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)                                            Case-by-Case

  COMPENSATION REVIEW PROCESS: compensation committee comprised of outside, unrelated                    For
  directors to ensure shareholder value while rewarding good performance

  DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of liability and provide                      For
  indemnification

  AUDIT PROCESS                                                                                          For

  BOARD COMMITTEE STRUCTURE: audit, compensation, and nominating and/or governance                       For
  committee consisting entirely of independent directors

  MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board activities amts should                    For
  be approved by a board of independent directors and reported in proxy

  FIXED RETIREMENT POLICY FOR DIRECTORS                                                              Case-by-Case

  OWNERSHIP REQUIREMENT: all Directors have direct and material cash investment in                       For
  common shares of Company

  PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder advisory committees,                         For
  requirement that candidates be nominated by shareholders, attendance at meetings)

  ANNUAL REVIEW OF BOARD/CEO BY BOARD                                                                    For

  PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)                                               For

  VOTES FOR SPECIFIC DIRECTORS                                                                       Case-by-Case

                                  - Continued -

                             PROXY ISSUE                                                         LMFM GUIDELINE
                             -----------                                                         --------------
     MANAGEMENT AND DIRECTOR COMPENSATION

     STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                                                Case-by-Case

     FORM OF VEHICLE: grants of stock options, stock appreciation rights, phantom shares           Case-by-Case
     and restricted stock

     PRICE                                                                                Against plans whose underlying
                                                                                          securities are to be issued at
                                                                                           less than 100% of the current
                                                                                                   market value

     RE-PRICING: plans that allow the Board of Directors to lower the exercise price of               Against
     options already granted if the stock price falls or under-performs the market

     EXPIRY: plan whose options have a life of more than ten years                                 Case-by-Case

     EXPIRY: "evergreen" stock option plans                                                           Against

     DILUTION:                                                                              Case-by-Case - taking into
                                                                                              account value creation,
                                                                                                   commitment to
                                                                                          shareholder-friendly policies,
                                                                                                       etc.

     VESTING: stock option plans that are 100% vested when granted                                    Against

     PERFORMANCE VESTING: link granting of options, or vesting of options previously                    For
     granted, to specific performance targets

     CONCENTRATION: authorization to allocate 20% or more of the available options to                 Against
     any one individual in any one year

     DIRECTOR ELIGIBILITY: stock option plans for directors if terms and conditions are            Case-by-Case
     clearly defined and reasonable

     CHANGE IN CONTROL: stock option plans with change in control provisions that allow               Against
     option holders to receive more for their options than shareholders would receive for their shares

     CHANGE IN CONTROL: change in control arrangements developed during a take-over                   Against
     fight specifically to entrench or benefit management

     CHANGE IN CONTROL: granting options or bonuses to outside directors in event of a                Against
     change in control

     BOARD DISCRETION: plans to give Board broad discretion in setting terms and                      Against
     conditions of programs

     EMPLOYEE LOANS: Proposals authorizing loans to employees to pay for stock or options             Against

     DIRECTOR COMPENSATION: % of directors' compensation in form of common shares                       For

     GOLDEN PARACHUTES                                                                             Case-by-Case

     EXPENSE STOCK OPTIONS                                                                            Against

     SEVERANCE PACKAGES: must receive shareholder approval                                              For

     LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS                                         Against

     RELOAD OPTIONS                                                                                   Against

     PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES                                               Against

     EMPLOYEE STOCK PURCHASE PLANS                                                                 Case-by-Case

                                  - Continued -

                                   PROXY ISSUE                                                   LMFM GUIDELINE
                                   -----------                                                   --------------
      TAKEOVER PROTECTIONS

      SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the equal treatment of                  Against
      shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid

      GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER PURCHASE TRANSACTIONS                 Case-by-Case

      LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve to prevent competing               Against
      bids in a takeover situation

      CROWN JEWEL DEFENSES                                                                            Against

      PAYMENT OF GREENMAIL                                                                            Against

      "CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS: provisions that seek to              Against
      limit the discretion of a future board to redeem the plan

      CHANGE CORPORATION'S DOMICILE: if reason for re-incorporation is to take advantage              Against
      of protective statutes (anti-takeover)

      POISON PILLS: receive shareholder ratification                                                    For

      REDEMPTION/RATIFICATION OF POISON PILL                                                            For

      SHAREHOLDERS' RIGHTS

      CONFIDENTIAL VOTING BY SHAREHOLDERS                                                               For

      DUAL-CLASS SHARE STRUCTURES                                                                     Against

      LINKED PROPOSALS: with the objective of making one element of a proposal more                   Against
      acceptable

      BLANK CHECK PREFERRED SHARES: authorization of, or an increase in, blank check                  Against
      preferred shares

      SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management seeks to increase the               Against
      number of votes required on an issue above two-thirds of the outstanding shares

      INCREASE IN AUTHORIZED SHARES: provided the amount requested is necessary for                     For
      sound business reasons

      SHAREHOLDER PROPOSALS                                                                        Case-by-Case

      STAKEHOLDER PROPOSALS                                                                        Case-by-Case

      ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING TO BE DETERMINED BY                        Against
      THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL

      "FAIR PRICE" PROVISIONS: Measures to limit ability to buy back shares from                        For
      particular shareholder at higher-than-market prices

      PREEMPTIVE RIGHTS                                                                                 For

      ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE PRIOR SHAREHOLDER APPROVAL                For
      (including "anti-takeover" measures)

      ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                                                       For

      ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                                                       For

      SOCIAL AND ENVIRONMENTAL ISSUES                                                        As recommended by Company
                                                                                                    Management

      REIMBURSING PROXY SOLICITATION EXPENSES                                                      Case-by-Case


Source: LMFM. Last updated 8 July 2003.

                                                                  April 22, 2003

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of a potential conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if such a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this conflict to the affected Funds' Proxy Committees, and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.

         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

         5)       Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

         2)       Management's rationale for why the repricing is necessary.

         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

         In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

         - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

         -    No dead-hand or no-hand pills.

         - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

         - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                         [Fund Asset Management, L.P.]





                       Merrill Lynch Investment Managers

                             Proxy Voting Guidelines

                                      as of
                                February 19, 2003

                    [MERRILL LYNCH INVESTMENT MANAGERS LOGO]

                                Table of Contents

                                                                       Page
                                                                       ----
Introduction...................................................         2
Scope of Committee Responsibilities............................         4
Committee Membership...........................................         6
Special Circumstances..........................................         7
Voting Policies................................................        10
         Boards of Directors...................................        11
         Auditors..............................................        13
         Compensation and Benefits.............................        14
         Capital Structure.....................................        15
         Corporate Charter and By-Laws.........................        16
         Corporate Meetings....................................        17
         Environmental and Social Issues.......................        18

                          FUND ASSET MANAGEMENT, L.P.

         Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P. and Merrill Lynch Investment Managers LLC (collectively, "MLIM") are each U.S. investment advisers,(1) registered with the U.S. Securities and Exchange Commission, that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

         When MLIM votes proxies for a client that has delegated to MLIM proxy voting authority, it acts as the client's agent. Under the U.S. Investment Advisers Act of 1940, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. MLIM is therefore subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies.(6)

---------------------
(1) These policies do not apply to MLIM's non-U.S. affiliates.

(2) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While MLIM is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a MLIM client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through MLIM as investment adviser, MLIM encourages such clients to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than MLIM.

(6) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal

         In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

-------------------------
purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.

I.                Scope of Committee Responsibilities

         The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts.(7)

         The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.(8) As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(9)

         While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio

--------------------------
(7) The Committee may delegate day-to-day administrative responsibilities to other MLIM personnel and/or outside service providers, as appropriate.

(8) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

(9) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.

manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

         The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote.(10) All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

         The Committee shall be assisted by other MLIM personnel, as may be appropriate. In particular, the Committee has delegated to the "Middle Office" unit of MLIM Operations responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Middle Office unit of MLIM Operations shall do this by interfacing between the Committee, on the one hand, and the custodians, accountants and other service providers to MLIM and its clients, on the other hand, to ensure that proxy voting issues are brought to the Committee's attention and the Committee's proxy voting decisions are appropriately disseminated and implemented.

         To assist MLIM in voting proxies, the Committee has also retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

----------------------
(10) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II.      Committee Membership

         The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

         The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III.     Special Circumstances

         SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as their custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).(11) MLIM believes that each client has a right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that deals with any tension between loaning and voting securities in a manner that satisfies such client. If a client has determined to participate in a securities lending program, MLIM should therefore cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Consequently, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

         VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

         As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's

___________________________

(11) See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

         MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

         PROXIES RELATING TO MLIM CLIENTS. From time to time, MLIM may be required to vote proxies in respect of a company that is a money management client of MLIM (a "MLIM Client").(12) In such event, the following policies and procedures shall apply:

         - if circumstances permit,(13) the Secretary and Assistant Secretary of the Proxy Committee shall use best efforts to have clients of MLIM that hold MLIM Client securities in their accounts(14) informed of the potential conflict and their right to direct MLIM's vote, withdraw MLIM's voting authority and/or appoint an independent voting fiduciary, in respect of such holdings;

         - unless all clients of MLIM that hold MLIM Client securities direct MLIM's vote or withdraw MLIM's voting authority, the Secretary or Assistant Secretary of the Proxy Committee shall inform the Committee that a potential conflict exists;

         - if an issue that is material to the MLIM Client is involved and the MLIM Client is sufficiently important to MLIM that the Committee does not feel able to vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients;

         - if the Committee does not retain an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the Chairman of the Proxy Committee with advice from the Secretary of the Proxy Committee, consisting solely of Committee members whose job responsibilities do not include contact with the MLIM Client and whose job evaluations would not be affected by MLIM's relationship with the MLIM Client (or failure to retain such relationship); and

         - the subcommittee shall determine whether to vote all proxies on behalf of MLIM's clients or, if the proxy matter is akin to an investment decision, to

_______________________________

(12) MLIM may also be required to vote proxies in respect of companies that are clients of MLIM's broker-dealer affiliates. MLIM may or may not be aware of the relationship in such cases. In either event, MLIM's Ethical Wall policies
(supra note 5) shall apply. In addition, in circumstances in which the client relationship is widely known to MLIM personnel and, in the opinion of the Secretary of the Proxy Committee, presents a potential material conflict, the Secretary of the Proxy Committee may advise the Committee to treat the client of an affiliated broker-dealer similarly to a MLIM client for purposes of the policies and procedures described herein.

(13) Circumstances may not permit MLIM to inform clients of a potential conflict for practical reasons (e.g., lack of time) or legal reasons (e.g., for example, if MLIM cannot communicate the nature of the conflict without also communicating nonpublic information).

(14) In the case of a mutual fund advised by MLIM, it shall be sufficient for MLIM to inform a representative of the Board of Directors in accordance with procedures adopted by the mutual fund from time to time.

         defer to MLIM portfolio managers, provided that, if the subcommittee determines to alter MLIM's normal voting policies or, on matters where MLIM's policy is case-by-case, does not follow the voting recommendation of ISS (or any other proxy voting service the Committee may employ for such purpose), no proxies relating to the MLIM Client may be voted unless the Secretary and/or Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with MLIM's fiduciary duties.

IV.      Voting Policies

         The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

         A.   BOARDS OF DIRECTORS

         These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

#        VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who

         - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business

         -   voted to implement or renew a "dead-hand" poison pill

         - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

         - fail to act on takeover offers where the majority of the shareholders have tendered their shares

         - are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors

         - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3      FOR proposals to declassify Boards of Directors

A.4      AGAINST proposals to classify Boards of Directors

A.5      AGAINST proposals supporting cumulative voting

A.6      FOR proposals eliminating cumulative voting

A.7      FOR proposals supporting confidential voting

A.8      FOR proposals seeking election of supervisory board members

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10     AGAINST proposals for term limits for directors

A.11     AGAINST proposals to establish a mandatory retirement age for directors

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17     FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

         B.       AUDITORS

         These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

B.1      FOR approval of independent auditors, except for

         - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent

         - auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation

         - on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company

B.2      FOR proposal seeking authorization to fix the remuneration of auditors

B.3      FOR approving internal statutory auditors

         C.       COMPENSATION AND BENEFITS

         These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

         The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2      FOR proposals to eliminate retirement benefits for outside directors

C.3 AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5      AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8      AGAINST proposals seeking to pay outside directors only in stock

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

         D.       CAPITAL STRUCTURE

         These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3      FOR proposals approving share repurchase programs

D.4      FOR proposals to split a company's stock

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

         E.       CORPORATE CHARTER AND BY-LAWS

         These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

         The Committee's general policy is to vote:

E.1      AGAINST proposals seeking to adopt a poison pill

E.2      FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4      FOR proposals to change the company's name

         F.       CORPORATE MEETINGS

         These are routine proposals relating to various requests regarding the formalities of corporate meetings.

         The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5      FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8      FOR proposals appointing inspectors of elections

F.9      FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11     AGAINST proposals to require rotating sites for shareholder meetings

         G.       ENVIRONMENTAL AND SOCIAL ISSUES

         These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct

G.2      AGAINST proposals seeking to have companies report on:

         -   environmental liabilities;

         -   bank lending policies;

         -   corporate political contributions or activities;

         -   alcohol advertising and efforts to discourage drinking by minors;

         -   costs and risk of doing business in any individual country;

         -   involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4      AGAINST proposals seeking implementation of the CERES principles

                               Notice to Clients

         MLIM will make records of any proxy vote it has made on behalf of a client available to such client upon request.(15) MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

         MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

         These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

____________________________
(15) Such request may be addressed to the client's portfolio or relationship manager or addressed in writing to Secretary, MLIM Proxy Committee, Legal Advisory Department, Merrill Lynch Investment Managers, 800 Scudders Mill Road, Plainsboro, NJ 08536.

                     [MFC GLOBAL INVESTMENT MANAGEMENT LOGO]

                        MFC GLOBAL INVESTMENT MANAGEMENT
                                (U.S.A.) LIMITED

                               PROXY VOTING POLICY

================================================================================

                                                             ISSUED: AUGUST 2003

PROXY VOTING POLICY

MFC Global Investment Management (U.S.A.) Limited ("MFC-GIM(USA)") manages money on behalf of, or provide investment advice to, clients.

Arising out of these relationships, MFC-GIM(USA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of these funds that any person, familiar with the matters, would exercise under similar circumstances in managing the property of another person.

In addition to its fiduciary duty, MFC-GIM (USA) must also comply with the proxy requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended from time to time ("Advisers Act") and any other law which governs the exercise of voting rights by an investment adviser.

A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to us to vote proxies on their behalf.) The right to vote is an asset, as a company's shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.

FIDUCIARY DUTY GUIDELINE REQUIREMENTS

When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of proxies and any supporting documentation for non-routine issues. As an investment management company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.

OUR POLICY

A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person or persons to whom such responsibility has been delegated by the portfolio manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. See "Proxy Committee" and "Proxy Service" below.

When voting proxies, the following standards apply:

    - The Portfolio Manager will vote based on what they believe to be in the best interest of the client and in accordance with the client's investment guidelines.

    - Each voting decision should be made independently. The portfolio manager may enlist the services of reputable professionals and/or proxy evaluation services, such as Institutional Shareholder Services ("ISS") (see "Proxy Service" below),

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PROXY VOTING POLICY

         whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decisions as to how to cast a vote will always rest with the Portfolio Manager, or any Proxy Committee which may be formed to deal with voting matters from time to time See "Proxy Committees" below.

    - Investment guidelines/contracts should outline how voting matters will be treated, and clients should be otherwise notified of voting procedures from time to time in accordance with any applicable legislative requirements.

    - The quality of a company's management is a key consideration factor in the Portfolio Manager's investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MFC-GIM(USA) will vote as recommended by a company's management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

    - As a general principle, voting should be consistent among portfolios having the same mandates, subject to the client's preferences and the Conflict Procedures set out below.

We will reasonably consider specific voting instruction requests made to us by clients.

PROXY SERVICES

Each portfolio manager is responsible for the voting of securities in the portfolio managed by them. In order to assist in voting securities, MFC-GIM
(USA) may from time to time delegate certain proxy advisory and voting services to a third party proxy service provider.

MFC-GIM (USA) has currently delegated administrative duties has delegated certain duties to ISS. ISS specializes in the proxy voting and corporate governance area and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each portfolio manager may rely on ISS's research and recommendations in casting votes, each portfolio manager may deviate from any recommendation provided from ISS on general policy issues or specific proxy proposals in accordance with any MFC-GIM (USA) proxy policies and procedures which may be in effect from time to time. See "Proxy Committees" below.

MFC-GIM (USA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

PROXY COMMITTEES

MFC-GIM (USA) may determine to form a committee (a "Proxy Committee") to review from time to time proxy voting issues which arise generally or with respect to a specific vote.

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In such cases, the head of the Equities Desk or the head of the Fixed Income Desk may appoint one or more persons as a Proxy Committee to review certain issues. One or more of such committees may be created on a permanent or temporary basis from time to time.

The desk head creating such committee will set the terms of reference and the procedures under which the committee will operate from time to time. The desk head shall ensure that adequate records of the committee's deliberations and recommendations are kept in accordance with this Policy and applicable law, if any. See "Documentation and Client Notification Requirements" below.

CONFLICTS PROCEDURES

         MFC-GIM (USA) is required to monitor and resolve possible material conflicts between the interests of MFC-GIM (USA) and the interests of clients who have instructed MFC-GIM (USA) to vote securities held in their portfolios. MFC-GIM (USA) is affiliated with both Manulife Financial Corporation ("MFC") and The Manufacturers Life Insurance Company ("MLI"). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

         Anyone within MFC-GIM (USA) who becomes aware of a potential conflict shall notify the appropriate desk head as well as the Legal and Compliance department. If it is determined that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

         In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a conflict issue shall appoint a member of the Legal and Compliance Team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee's deliberations, but shall not be entitled to vote as a member of the Committee.

         The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable, however, generally, the following guidelines shall apply:

                  (i) if the matter involves MFC or MLI directly, MFC-GIM(USA) shall abstain from voting;

                  (ii) if the matter involves another issuer, or if a client has previously provided instructions that MFC-GIM
                           (USA) may not abstain from voting, the Committee shall determine a voting recommendation.

                  (iii) The Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.

Documentation and Client Notification Requirements

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The Portfolio Manager should retain, or arrange to be retained in an accessible format from a proxy service or other source, voting records for each portfolio that held the security.

These should include all records required by applicable law from time to time, such as

         (i) proxy voting procedures and policies, and all amendments thereto;

         (ii)     all proxy statements received regarding client securities;

         (iii)    a record of all votes cast on behalf of clients;

         (iv)     records of all client requests for proxy voting information;

         (v) any documents prepared by the portfolio manager or a Proxy Committee that were material to making a decision how to vote or that memorialized the basis for the decision;

         (vi) all records relating to requests made to clients regarding conflicts of interest in voting; and

         (vii) any other material required by law to be kept from time to time, shall be retained by MFC-GIM(USA) or shall be accessible from an appropriate service provider or other source.

MFC-GIM(USA) shall describe to clients, or provide a copy of, it's proxy voting policies and procedures and shall also advise clients how they may obtain information on how securities were voted in their portfolio.

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                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

         The following policy reflects general proxy voting positions that have been developed by MFS and approved by its various clients over many years. The policy may be furnished to clients, potential clients and their representatives as an indication of MFS' approach toward voting proxies. Under no circumstances are MFS personnel authorized to release actual proxy voting histories for any account except to the client and its representatives.

                                                             Revised May 1, 2000

                      PROXY VOTING POLICIES AND PROCEDURES

         Massachusetts Financial Services Company ("MFS"), MFS Institutional Advisors, Inc. ("MFSI") and Vertex Investment Management, Inc. ("Vertex") have adopted these proxy voting policies and procedures with respect to securities owned by the investment companies for which MFS or Vertex serves as investment adviser ("MFS Funds") and by other clients for which MFS, MFSI or Vertex has the power to vote proxies. (For convenience of reference, MFS, MFSI and Vertex are from time to time referred to herein collectively as "MFS".)

         These policies and procedures include:

                  A centralized review, recommendation and voting procedure;

                  Established guidelines for voting on proxy issues;

                  A recordkeeping system to monitor proxies and votes; and

                  A records retention and reporting system.

REVIEW, RECOMMENDATION AND VOTING PROCEDURES

         Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers directly send proxies and related material to the record holders of the shares beneficially owned by MFS' clients, usually to State Street Bank & Trust Company or, less commonly, the Funds themselves. The record holders of MFSI clients' shareholdings are the various custodians of these clients. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFSI, which forwards such materials to the MFS proxy coordinator, a member of the MFS Fund Treasury Department (except in the case of certain MFSI clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

         Receipt of these materials is logged into the ProxyEdge database maintained by the proxy coordinator. The ProxyEdge program also matches upcoming meetings with Fund and client portfolio holdings, which are input into the ProxyEdge system by an MFS holdings datafeed. Through the use of ProxyEdge with Electronic Voting, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on a ProxyEdge terminal located at MFS, and most proxies may be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots (but not the proxy statements) can be printed from the ProxyEdge/ADP system and forwarded for review.

         After input into the ProxyEdge system, the proxy coordinator then forwards the materials to Carol Norton, the proxy reviewer, who is a confidential MFS consultant and former employee of the MFS Fund Treasury Department. However, proxies which are deemed by the proxy coordinator to be completely routine (e.g., those involving only elections of directors, appointments of auditors, and/or employee stock purchase plans) are voted in favor without being sent to the Ms. Norton or to the Legal Department. Proxies that pertain only to merger and acquisition proposals are forwarded initially to the appropriate portfolio manager or research analyst for his or her recommendation, and then are forwarded to Stephen Cavan for his review. Mr. Cavan is Senior Vice President, General Counsel and Secretary of MFS, and the Secretary of the funds in the MFS Family of Funds and the closed-end funds advised by MFS.

         Recommendations with respect to voting on non-routine issues are generally made by Ms. Norton in light of the policies set forth under "Voting Guidelines," below, and all other relevant materials. Her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including her rationale on significant items. These cards are then forwarded to Mr. Cavan for review.

         As a general matter, portfolio managers and investment analysts in the Equity Research Department have no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to insulate the managers and analysts from influences exerted by firms' managements or by proxy solicitors. However, in some instances (e.g., mergers), Mr. Cavan or Ms. Norton may consult with or seek recommendations from portfolio managers or analysts; Mr. Cavan would ultimately determine the manner in which all proxies are voted.

         In his capacity as an officer of MFS, Mr. Cavan is designated to vote all proxies received on behalf of the MFS Funds and the other clients MFS, MFSI and Vertex, except as otherwise instructed by certain MFSI clients. Mr. Cavan will review and sign each proxy card copy beside Ms. Norton's signature to indicate his approval of Ms. Norton's recommendations. If Mr. Cavan has concerns with any of Ms. Norton's recommendations or has a question about any of Ms.

Norton's recommendations, he may discuss them with Ms. Norton, as necessary. Mr. Cavan is responsible for determining the vote on all proxy issues.

         Mr. Cavan has decided that, until further instructions, all proxy statements shall be forwarded to Robert T. Burns, a Senior Vice President, Associate General Counsel and Assistant Secretary of MFS. Mr. Burns acts in his capacity as deputy to Mr. Cavan for purposes of voting proxies. In Mr. Burns' absence, Mitchell C. Freestone, a Counsel of MFS, shall act as deputy to Messrs. Cavan and Burns for purposes of voting proxies.

         After the proxy card copies are signed by Mr. Cavan or Mr. Burns, they are returned to the proxy coordinator for forwarding to ADP or the issuer of the securities being voted. For clients of MFS' Private Portfolio Services ("PPS") group, MFS' voting decisions are furnished to Proxy Monitor (or another proxy administration firm), which in turn processes the votes for each individual PPS client separate account.

         The proxies are then voted electronically by the proxy coordinator in accordance with Mr. Cavan's instructions. In the event that the proxy cards must be manually voted, the cards are registered, voted and mailed by the proxy coordinator prior to the meeting date, and the votes are logged (for recordkeeping purposes) into ProxyEdge or, for PPS clients, the Proxy Monitor system. Proxy cards received from ADP too close to the shareholders' meeting to be mailed on time will be called in to ADP or the issuer of the securities being voted. Non-ADP proxies cannot be called in to ADP or the issuer.

VOTING GUIDELINES

         GENERAL POLICY

         MFS' policy is that proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the client, without regard to MFS' sales, distribution or other interests. As a matter of policy, MFS will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or plan participants and beneficiaries and any conflict of interest will be resolved in the interest of the investments on behalf of clients, Fund shareholders or plan participants and beneficiaries.

         Years ago, MFS generally voted its proxies with management, unless there were compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. In recent years, there have been many proposals in the area of corporate governance, capitalization changes, compensation programs and anti-takeover measures which have provided reasons for voting against management recommendations.

         As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, MFS recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements. Some items that are otherwise acceptable are voted against if management is seeking extremely broad flexibility without offering a valid explanation. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. MFS reviews proxy issues on a case-by-case basis, and there are instances where exceptions to the guidelines are warranted. The guidelines, which are outlined below, provide a framework within which the proxies are voted and have proven to be very workable in practice. Ms. Norton has considerable discretion to recommend action on specific proposal in light of the general policy and her review of the specific proposal. These guidelines are reviewed with investment personnel, Mr. Cavan and MFS management each year.

MFS' POLICY ON SPECIFIC ISSUES

         NON-SALARY COMPENSATION PROGRAMS

         Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. In general, MFS votes against option programs that do not require an investment by the optionee, or that give "free rides" on the stock price.

         Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock is not favored. Restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold. When restricted stock is the subject of a shareholder vote, MFS will strongly consider voting against its use.

         MFS generally votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. More specifically, MFS votes against stock option plans for non-employee directors which involve stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. MFS also opposes plans which provide unduly generous compensation for directors or could result in excessive dilution to other shareholders.

         Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

         ANTI-TAKEOVER MEASURES

         Any measure that inhibits capital appreciation in a stock, including a possible takeover, is cause of a vote against the proposal. These take many forms from "poison pills" and "shark repellents" to board classification and super-majority requirements. In general, any proposal which protects managements from action by shareholders is voted against.

         REINCORPORATION AND REORGANIZATION PROPOSALS

         When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of appropriate management proposals, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         SOCIAL ISSUES

         There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, adhere to some list of goals or principles (e.g., environmental standards) or report on various activities. MFS has tended to side with management in opposing the use of corporate resources to further a particular social objective beyond the charter of the company when no discernible shareholder economic interest in involved.

         The General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland, or (ii) any stocks, securities or obligations of any company so engaged.

         Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

         DILUTION

         Reasons for issuance of stock are many and most are legitimate. When a stock option plan would dilute the existing equity by 15% or more, MFS considers voting against the plan. In cases where management is asking for authorization to issue stock with no reason stated (a "blank check"), MFS is very likely to vote against.

         In many cases, the authorization for common or preferred stock is simply a potential anti-takeover device, again a reason to vote against the authorization.

         CONFIDENTIAL VOTING

         MFS generally votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS generally supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm. Preserving the confidential nature of shareholder votes helps to insulate MFS' portfolio managers, research analysts and other employees from inappropriate pressure.

         INDEPENDENCE OF DIRECTORS

         While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board.

MONITORING SYSTEM

         It is the responsibility of MFS Fund Treasury to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the proxy coordinator who inputs an acknowledgment of receipt into the ProxyEdge System. Additionally, through an interface with the portfolio holdings database of MFS, ProxyEdge matches a list of all Funds and clients who hold shares of a company's stock and the number of shares held on the record date with ProxyEdge's listing of any upcoming shareholder's meeting of that company. (As noted above, the Proxy Monitor system is used to process proxy votes on behalf of PPS clients' separate accounts.)

         When the ProxyEdge system "tickler" show that the date of a shareholders' meeting is approaching, the proxy coordinator checks that the vote for clients and Funds holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the proxy coordinator calls the custodian (or, with respect to the proxies for the MFSI clients, notifies MFSI so that MFSI can call the custodian) requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

RECORDS RETENTION AND REPORTS

         Proxy solicitation materials, including a photocopy of the proxy card with Ms. Norton's and Mr. Cavan's comments and Mr. Cavan's vote, are sent to the library files. All proxy voting materials and supporting documentation, including records generated by the ProxyEdge and Proxy Monitor systems as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

         At any time, a report can be printed by the proxy coordinator for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

         Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

         On an annual basis, Ms. Norton reports at an MFS investment personnel meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

                              PROXY VOTING POLICIES
                                 AND PROCEDURES

                            MUNDER CAPITAL MANAGEMENT

                                THE MUNDER FUNDS*

I       INTRODUCTION .........................................................    3

II      GENERAL PRINCIPLE.....................................................    3

III     THE PROXY COMMITTEE...................................................    4

IV      ERISA FIDUCIARY DUTIES AND PROXY VOTING...............................    4

V       PROCESS...............................................................    4

    A.       ROUTINE CORPORATE ADMINISTRATIVE ITEMS...........................    5
    B.       SPECIAL INTEREST ISSUES..........................................    6
    C.       ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT............    7
        1.        Executive Compensation Plans................................    7
        2.        Prevention of Greenmail ....................................    8
        3.        Cumulative Voting of Directors..............................    8
        4.        Super-Majority Provisions...................................    8
        5.        Fair Price Provisions.......................................    8
        6.        Defensive Strategies........................................    9
        7.        Business Combinations or Restructuring .....................    6
    D.       REVIEW OF ISS RECOMMENDATIONS....................................    9
    E.       OVERRIDING ISS RECOMMENDATIONS .................................    10

VI      DISCLOSURE OF VOTE....................................................   13

    A.       PUBLIC AND CLIENT DISCLOSURES....................................   13
    B.       MUTUAL FUND BOARD OF DIRECTORS..................................    13

VII     RECONCILIATION........................................................   13

VIII    RECORDKEEPING.........................................................   13

* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, Munder Series Trust, The Munder Funds, Inc. and The Munder @Vantage Fund, as well as The Munder Funds Trust and The Munder Framlington Funds Trust, unless and until each series of such investment companies is reorganized and redomiciled as a series of Munder Series Trust

                               (Revised 05/20/03)

                      PROXY VOTING POLICIES AND PROCEDURES

                           MUNDER CAPITAL MANAGEMENT

                               THE MUNDER FUNDS*

I        INTRODUCTION

         Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Directors/Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Directors/Trustees of the Munder Funds).

II       GENERAL PRINCIPLE

         The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

         The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious

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* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, The Munder Series Trust and The Munder @Vantage Fund as well as The Munder Funds Trust, The Munder Funds, Inc., The Munder Framlington Funds Trust, and St. Clair Funds, Inc., unless and until each series of such investment companies is recognized and redomiciled as a series of Munder Series Trust institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services ("PVS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

III      THE PROXY COMMITTEE

         The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV       ERISA FIDUCIARY DUTIES AND PROXY VOTING

         The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR Section 2509.94-2).

V        PROCESS

         In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's

PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as Exhibit C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures.

         The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner.

         ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

         A.       ROUTINE CORPORATE ADMINISTRATIVE ITEMS

                  Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

                  1. appointment or election of auditors, unless the auditor is not independent or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

                  2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

                  3.       directors' liability and indemnification; unless:

                           - the proposal would entirely eliminate directors' liability for violating the duty of care; or

                           - the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations;

                           provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

                  4.       name changes; or

                  5.       the time and location of the annual meeting.

                  The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

         B.       SPECIAL INTEREST ISSUES

                  Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

                  1.       restrictions on military contracting,

                  2. restrictions on the marketing of controversial products,

                  3.       restrictions on corporate political activities,

                  4.       restrictions on charitable contributions,

                  5. restrictions on doing business with foreign countries,

                  6.       a general policy regarding human rights,

                  7.       a general policy regarding employment practices,

                  8.       a general policy regarding animal rights,

                  9.       a general policy regarding nuclear power plants, and

                  10. rotating the location of the annual meeting among various cities.

         Client accounts utilizing ISS's PVS Proxy Voting Policies and Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case- by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

         C.       ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

                  Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

                  1.       Executive Compensation Plans

                           Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stock- based incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

                  2.       Prevention of Greenmail

                           These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

                  3.       Cumulative Voting of Directors

                           Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

                  4.       Super-Majority Provisions

                           These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

                  5.       Fair Price Provisions

                           These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

                  6.       Defensive Strategies

                           The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

                           a.       create (which generally opposed to
                                    approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares;

                           b. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

                           c. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares;

                           d.       change the size of the board; or

                           e. authorize or prevent the repurchase of outstanding shares.

                  7.       Business Combinations or Restructuring

                           The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

         D.       REVIEW OF ISS RECOMMENDATIONS

         On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless:

         (1) Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and

         (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

                  (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

                  (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

         Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

         E.       OVERRIDING ISS RECOMMENDATIONS

         From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

         (1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

                  (a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

                  (b)      A conflict of interest may exist where, for example:

                           (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

                           (ii) A client or a client-supported interest group actively supports a proxy proposal; or

                           (iii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

         (2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

                  (a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

                  (b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if:

                           (i)      No Conflict. No conflict of interest is
                                    identified.

                           (ii)     Immaterial or Remote Conflict. If a
                                    potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

                           (iii) Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.(1) Such request for approval for an override shall be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management(2) and (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

         (3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

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(1) With respect to advisory clients through wrap programs, the request and disclosure need only be sent to the wrap program's sponsor.

(2) Conversely, it would not be a conflict of interest to override an ISS recommendation and vote against a client or its management.

         (4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

VI       DISCLOSURE OF VOTE

         A.       PUBLIC AND CLIENT DISCLOSURES

         Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

         B.       MUTUAL FUND BOARD OF DIRECTORS

         Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund's Board of Directors/Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII      RECONCILIATION

         The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII     RECORDKEEPING

         The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(3)

         1.       Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

----------
(3) See Rule 204-2(c)(2) of the Adviser's Act.

         2. A copy of each proxy statement it receives regarding client securities.(4)

         3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.(5)

         4. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(6)

         5. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

         All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

Adopted: February, 2001
Amended as of: November 2002
               May 2003

----------
(4) The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

(5) The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

(6) The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

                                                                       EXHIBIT A

The Proxy Committee consists of the following members:

         -        Mary Ann Shumaker (non-voting)

         -        Andrea Leistra

         -        Debbie Leich

         -        Thomas Mudie

         -        Stephen Shenkenberg (non-voting)

Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

                                                                       EXHIBIT B

                       INSTITUTIONAL SHAREHOLDER SERVICES
                            PROXY VOTING GUIDELINES

                                                                       EXHIBIT C

                           PROXY VOTER SERVICES (PVS)
                            U.S. PROXY VOTING POLICY
                            STATEMENT AND GUIDELINES

                                                                       EXHIBIT D

                             PROXY OVERRIDE REQUEST FORM

Company:________________________________________________________________________

Date of Proxy:____________________________       Date of Meeting:_______________

Person Requesting Override:_____________________________________________________

Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder?
[ ] No [ ] Yes (identify)_______________________________________________________

________________________________________________________________________________

Other Potential Conflicts:______________________________________________________

Did anyone contact Munder to change its vote? [ ] No [ ]Yes (identify and explain)________________________________________________________________________

________________________________________________________________________________

Override vote for:  [ ] All client accounts holding a Company proxy, or
                    [ ] Specific accounts (identify):___________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (Attach additional sheets of paper if more space is needed.)

RESOLUTION TO ELECT DIRECTORS

Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain
Name:___________________________ [ ] For             [ ] Against        [ ]
Abstain

Rationale:______________________________________________________________________
________________________________________________________________________________

Approval:____________________________________        Date:______________________

RESOLUTION NO.______:         [ ] For         [ ] Against         [ ] Abstain

Description:____________________________________________________________________

Rationale:______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________

Approval:___________________________________   Date:____________________________

NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

                          Navellier & Associates, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES

1.       BACKGROUND

         The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for
         (a) voting in a manner that is in the best interests of the client, and
         (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

         The policies and procedures of Navellier & Associates, Inc. ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

                  - The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client's account; or

                  - The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client's account and the Adviser has discretionary authority over investment decisions for the client's account; or

                  - In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client's plan documents.

         These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to the Compliance Department.

2.       PROXY VOTING POLICIES

         In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the following policies is in the best interests of its clients.

         A.       Specific Voting Policies

                  1.       Routine Items:

                           - The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

                           - The Adviser will generally vote for the selection of independent auditors.

                           -        The Adviser will generally vote for
                                    increases in or reclassification of common stock.

                           -        The Adviser will generally vote for
                                    management recommendations adding or
                                    amending indemnification provisions in
                                    charter or by-laws.

                           - The Adviser will generally vote for changes in the board of directors.

                           - The Adviser will generally vote for outside director compensation.

                           -        The Adviser will generally vote for
                                    proposals that maintain or strengthen the shared interests of shareholders and management

                           -        The Adviser will generally vote for
                                    proposals that increase shareholder value

                           -        The Adviser will generally vote for
                                    proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

                           -        The Adviser will generally vote for
                                    proposals that maintain or increase the
                                    rights of shareholders

                  2.       Non-Routine and Conflict of Interest Items:

                           -        The Adviser will generally vote for
                                    management proposals for merger or
                                    reorganization if the transaction appears to offer fair value.

                           - The Adviser will generally vote against shareholder resolutions that consider non-financial impacts of mergers

                           - The Adviser will generally vote against anti-greenmail provisions.

         B.       General Voting Policy

                  If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of

                  Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

         In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

         In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

                  - any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

                                    (i)      any person directly, or indirectly
                                             through one or more intermediaries,
                                             controlling, controlled by or under
                                             common control with the Adviser;

                                    (ii)     any officer, director, principal,
                                             partner, employer, or direct or
                                             indirect beneficial owner of any
                                             10% or greater equity or voting
                                             interest of the Adviser; or

                                    (iii)    any other person for which a person
                                             described in clause (ii) acts in
                                             any such capacity;

                  - any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

                  - any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser's (or its affiliate's) business.

                  (Each of the above persons being an "Interested Person.")

         After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

         The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

         CONSISTENT WITH SEC RULE 206(4)-6, AS AMENDED, THE ADVISER SHALL TAKE REASONABLE MEASURES TO INFORM ITS CLIENTS OF (1) ITS PROXY VOTING POLICIES AND PROCEDURES, AND (2) THE PROCESS OR PROCEDURES CLIENTS MUST FOLLOW TO OBTAIN INFORMATION REGARDING HOW THE ADVISER VOTED WITH RESPECT TO ASSETS HELD IN THEIR ACCOUNTS. THIS INFORMATION MAY BE PROVIDED TO CLIENTS THROUGH

         THE ADVISER'S FORM ADV (PART II OR SCHEDULE H) DISCLOSURE OR BY SEPARATE NOTICE TO THE CLIENT (OR IN THE CASE OF AN EMPLOYEE BENEFIT PLAN, THE PLAN'S TRUSTEE OR OTHER FIDUCIARIES).

3.       PROXY VOTING PROCEDURES

         A. Institutional Shareholder Services, Inc. (ISS) (the "Responsible Party") shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client's account if any one of the three circumstances set forth in
                  Section 1 above regarding proxy voting powers is applicable.

         B. All proxies and ballots received by Navellier & Associates, Inc. will be forwarded to the Responsible Party and then logged in upon receipt in the "Receipt of Proxy Voting Material" log. (see attached).

         C. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

         D. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser's internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party's direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

         E. If an actual or potential conflict is found to exist, written notification of the conflict (the "Conflict Notice") shall be given to the client or the client's designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

                  Specifically, the Conflict Notice should describe:

                  -        the proposal to be voted upon;

                  - the actual or potential conflict of interest involved;

                  - the Adviser's vote recommendation (with a summary of material factors supporting the recommended vote); and

                  - if applicable, the relationship between the Adviser and any Interested Person.

                  The Conflict Notice will either request the client's consent to the Adviser's vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

                  - engage a non-Interested Party to independently review the Adviser's vote recommendation if the vote recommendation would fall in favor of the Adviser's interest (or the interest of an Interested Person) to confirm that the Adviser's vote recommendation is in the best interest of the client under the circumstances;

                  - cast its vote as recommended if the vote recommendation would fall against the Adviser's interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

                  - abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

         F. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

         G. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client's file, the following:

                  - A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

                  - A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

                  -        A record memorializing the basis for the vote cast;

                  - A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

                  - A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

                  The above copies and records shall be retained in the client's file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

         H.       Periodically, but no less than annually, the Adviser will:

                           1. Verify that all annual proxies for the securities held in the client's account have been received;

                           2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

                           3. Review the files to verify that records of the voting of the proxies have been properly maintained;

                           4. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

                           5.       Maintain an internal list of Interested
                                    Persons.

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(1) PIMCO serves as the investment adviser to investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") as well as to separate investment accounts for other clients.(2) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(3)

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(4)

--------------------------
(1) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(2) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(3) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(4) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

         1. convening an ad-hoc committee to assess and resolve the conflict;(5)

         2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

         3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

         4. suggesting that the client engage another party to determine how the proxies should be voted;

         5. delegating the vote to an independent third-party service provider; or

         6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

-------------------------
(5) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

         1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

         2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

         3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

         4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

         5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

         6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and the factors that PIMCO may consider in determining how to vote the client's proxies.

         BOARD OF DIRECTORS

         1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

         2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

         3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

         4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

         5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

         6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

         PROXY CONTESTS AND PROXY CONTEST DEFENSES

         1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

         2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses;
(ii) estimated total cost of solicitation; (iii) total expenditures to date;
(iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

         3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

         4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

         5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

         6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         TENDER OFFER DEFENSES

         1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

         2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

         3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         CAPITAL STRUCTURE

         1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

         2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

         3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

         4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

         EXECUTIVE AND DIRECTOR COMPENSATION

         1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

         2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

         3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         STATE OF INCORPORATION

         State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         MERGERS AND RESTRUCTURINGS

         1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

         2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

         INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

         1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

         2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

         3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

         4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

         5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

         6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

         7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

         8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and
(iii) current asset composition.

         9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund;
(ii) the fund's past performance; and (iii) the terms of the liquidation.

         10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

         11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

         12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         DISTRESSED AND DEFAULTED SECURITIES

         1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

         2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

         MISCELLANEOUS PROVISIONS

         1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

         2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

         3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

         4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

                        PZENA INVESTMENT MANAGEMENT, LLC
                              AMENDED AND RESTATED
                      PROXY VOTING POLICIES AND PROCEDURES
                             EFFECTIVE JULY 1, 2003

I.   Requirements Described.

     A. Investment Advisers Act Requirements. Although the Investment Advisers Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients.

     B. New Rule adopted by SEC on January 31, 2003 (Release No. IA-2106) and related rule amendments under the Advisers Act. This new Rule requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

     C. ERISA Considerations. The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser's management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

     1. Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.

     2. An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

     3. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

     4. No one can direct the investment manager's vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

     5. The client must periodically monitor the adviser's voting activities, and both the client's monitoring activities and the adviser's voting activities (including the votes cast in each particular case) must be documented.

II.  Procedures.

     A. Introduction

     As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc. ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). The provision of these services became operational as of November 15, 2001. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).(1)

     PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Checkfree/APL system. A direct link download has been established between Checkfree/APL and ISS. ISS assists us with our record keeping functions, as well as the mechanics of voting. As part of ISS's recordkkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

     B. Compliance Procedures.

     PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Director of Compliance is responsible for monitoring overall compliance with these procedures.

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(1) This default will be phased in during early 2002 in order to give ISS time to customize their system. If we do not issue instructions for a particular proxy during the phase-in period. ISS will mark the affected ballots based on the recommendations issued by ISS for that vote.

     C. Voting Procedures.

          1.   Determine Proxies to be Voted

     The Director of Operations and Administration will cause ISS to determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling ADP and/or applicable Custodians.

     Pending votes will be forwarded first to the firm's Director of Compliance who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be given to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company's Annual Report, the proxy analysis by ISS, and one or more vote record forms. (2) The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

     If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Director of Compliance for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system.

          2. Identify Conflicts and Vote According to Special Conflict Resolution Rules

     The primary consideration is that PIM act for the benefit of its clients and place its clients interests before the interests of the firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will

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(2) A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

     advise PIM's Director of Compliance, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

          a. PIM has identified the following areas of potential concern:

     - Where PIM manages any pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

     - Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

     - Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

     - Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

          b. To address the first potential conflict identified above, PIM's Director of Compliance will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's Director of Compliance who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          c. To address the second potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). If the proponent of a shareholder proposal is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          d. To address the third potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Checkfree/APL). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor or beneficiary thereof. If a director or director nominee is a PIM client, the Director of Compliance will note this in the red folder so that the

     Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          e. To address the fourth potential conflict identified above, PIM's Director of Compliance (with the assistance of PIM's Director of Operations during the busy proxy season--March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          f. The following SPECIAL RULES shall apply when a conflict is noted in the red folder:

               i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

               ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

               iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

               iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

               v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

               vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

     Nothwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

     A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

          3.   Vote

     Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. WE DEEM THE BEST INTERESTS OF THE CLIENTS TO BE THAT WHICH MAXIMIZES SHAREHOLDER VALUE AND YIELDS THE BEST ECONOMIC RESULTS (E.G., HIGHER STOCK PRICES, LONG-TERM FINANCIAL HEALTH AND STABILITY). Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

     Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

               a. Support management recommendations for the election of directors and appointment of auditors (subject to i below).

               b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters the following are conditions that would generally cause us to vote against a management incentive arrangement:

                    (i) With respect to incentive option arrangements:

                   -    The proposed plan is in excess of 10% of shares, or

               - The company has issued 3% or more of outstanding shares in a single year in the recent past, or

               - The new plan replaces an existing plan before the existing plan's termination date (ie, they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

                    For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

               A = the number of shares reserved under the new plan/amendment;

               B = the number of shares available under continuing plans;

               C = granted but unexercised shares under all plans

               D = shares outstanding, plus convertible debt, convertible equity, and warrants

               (ii) With respect to severance, golden parachute or other incentive compensation arrangements:

               - The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

               - The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

               - The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

         c. Support facilitation of financings, acquisitions, stock splits and increases in shares of capital stock which do not discourage acquisition of the company soliciting the proxy.

         d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.

         e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

               f. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

               g. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

               h. Oppose vague, overly broad, open-ended or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.

               i. Make sure management is complying with new reform measures by the NYSE and NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters the following guidelines will be considered:

                    - PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

                         In applying the above fee formula, PIM will use the following definitions:

                         --Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

                         --Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

                         --Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

                    - PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

                    - PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of management record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, attention and awareness, and character.

                    - PIM generally will withhold votes from any insiders on audit, compensation or nominating committees.

          j. PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

          k. PIM will abstain from voting when the potential monetary or other cost to its clients of voting outweighs the benefit of doing so. Without limiting the generality of the foregoing, if the company imposes a blackout period for purchases and sales of securities after particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM's and ISS's ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. As part of its new account opening process PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045. These instructions will be included in PIM's standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian. If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

     4.   Return Proxies

The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes. For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Director of Compliance will periodically verify that votes are being sent to the companies. Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

III. Corporate Actions

PIM shall work with the clients' Custodians regarding pending corporate actions. Corporate action notices received from our portfolio accounting system's Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date. The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst shall consult with the firm's Director of Research and applicable Portfolio Manager when making this determination. Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax. On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations Administrative Personnel also will check the Company's website for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in our portfolio management system. If the action results in accounts owning fractional shares of a security those shares will be sold off using the price per whole share found on the website. All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.

PIM SHALL NOT HAVE ANY RESPONSIBILITY TO INITIATE, CONSIDER OR PARTICIPATE IN ANY BANKRUPTCY, CLASS ACTION OR OTHER LITIGATION AGAINST OR INVOLVING ANY ISSUE OF SECURITIES HELD IN OR FORMERLY HELD IN A CLIENT ACCOUNT OR TO ADVISE OR TAKE ANY ACTION ON BEHALF OF A CLIENT OR FORMER CLIENT WITH RESPECT TO ANY SUCH ACTIONS OR LITIGATION. PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM. This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information. It will include any proof of claims forms, payment vouchers and other similar items.

IV.  Client Disclosures

On or before August 6, 2003, PIM will do a client mailing and provide its existing clients with a copy of these proxy voting policies and procedures, as well as a notice of how they may obtain information from PIM on how PIM has voted with respect to their securities. In addition, PIM will add a summary description of these policies and procedures to Schedule F of Part II of PIM's ADV., and disclose in the ADV how clients may obtain information from PIM on how PIM has voted with respect to their securities. Finally, PIM will include a copy of these proxy voting policies and procedures in each new account pack sent to prospective clients.

V.   Record Keeping

A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

     i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

     ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

     iii. The vote cast for each proposal overall as well as by account.

     iv. Records of any calls or other contacts made regarding specific proxies and the voting thereof.

     v. Records of any reasons for deviations from broad voting guidelines.

     vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

     vii. A record of proxies that were not received, and what actions were taken to obtain them.

     vi. Copies of any written client requests for voting summary reports and the correspondence and reports sent to the clients in response to such request (these shall be kept in the REPORTS folder contained in the client OPS file).

VI.  Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, Director of Compliance and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003

                           RORER ASSET MANAGEMENT, LLC
                   DRAFT - PROXY VOTING POLICIES & PROCEDURES
                                    JUNE 2003

A. Rule 206(4)-6 (Release No. IA-2106)

Rule 206(4)-6 under the Investment Advisers Act of 1940, effective on August 6, 2003, states that it would be a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise proxy voting authority with respect to client securities unless:

         (a) The adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. The policies should address any material conflicts of interest that may arise between the adviser and its clients, and how those conflicts of interests will be resolved in the best interest of its clients;

         (b) The adviser discloses to clients how they may obtain the information on how the adviser voted their proxies; and

         (c) The adviser has disclosed its proxy voting policies and procedures to clients and, upon request, has furnished a copy to clients.

NOTE: The rule applies to all SEC registered investment advisers who exercise proxy voting authority with respect to client securities. This includes investment advisers who are contractually obligated to vote proxies and advisers whose advisory contracts are silent on proxy voting, but that contain a broad grant of discretionary authority. Accordingly, since Rorer Asset Management, LLC ("Rorer") exercises voting authority over client proxies, it has adopted the following proxy voting policies and procedures.

B. Proxy Voting Authority

Advisory Accounts

As stated in Rorer's investment advisory agreements and Form ADV Part II (disclosure document), Rorer will vote proxies solicited by, or with respect to, the issuers of securities dictated by the applicable Rorer Model Portfolios. However, Rorer will not vote proxies for the following types of securities:

                  -        Unsupervised securities

                  - Securities in transition (e.g., securities held in a account that are in the process of being sold so the account can be aligned with the Model Portfolio)

                  - Model Securities that have been sold. These represent securities that are no longer in the Model come the time of the proxy vote.

Sub-Advisory Accounts

Rorer will (or will not) be granted proxy voting authority as indicated in accordance with the terms stated in the Sub-Advisory Master Agreement between Rorer and the Sponsor/Adviser or in the Sponsor's client agreement. In most cases, Rorer is granted proxy-voting authority and will vote in accordance with the terms and conditions stated in the agreement.

Taft Hartley/Union Advisory Accounts

For these selected accounts, Rorer will vote proxies according to the interests recommended by the AFL-CIO.

In all cases, clients may expressly retain the right to vote proxies or take any action relating to specified securities held in their account provided they provide timely, prior written notice to Rorer, which releases Rorer from any liability or responsibility with respect to the voting of proxies.

C. Institutional Shareholder Services (ISS)

Rorer has contracted with ISS, a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Rorer retains the ultimate authority on deciding how to vote. In general, it is Rorer's policy to vote in accordance with ISS's recommendations. However, in the event that Rorer disagrees with ISS's proxy voting recommendations(s), such disagreement will be documented.

ISS maintains proxy vote records and proxy materials including the proxy voting Ballot Issue and Votes Cast. ISS provides Rorer with various proxy voting report, including reports that indicate the number of shares and votes taken for all applicable proxy votes cast. Clients can obtain copies of a vote report for their account upon written request.

D. Conflicts of Interest

Rorer is committed to the highest standards of business conduct. In order for Rorer to identify potential or actual conflicts of interest, it is Rorer's policy that employees must immediately contact the Compliance Department ("Compliance") if they believe that a certain outside activity raises or appears to raise a conflict of interest in connection with their employment or the business activities of Rorer or one of its affiliates. It is every employee's duty to notify Compliance of any conflicting relationships as they arise.

In any instance where a conflict of interest arises, Rorer will vote in accordance with ISS's recommendations, foregoing its right to veto such recommendations.

E. Disclosure

         Rule 206(4)-6 requires advisers with proxy voting authority to make the following disclosures to clients:

         1.       Whether the adviser votes proxies for clients.
                  (DISCLOSED IN RORER'S FORM ADV PART II & ADVISORY AGREEMENTS)

         2. Adviser's proxy voting policies, practices, and procedures. (SUMMARY DISCLOSED IN RORER'S FORM ADV PART II & A COPY OF THE POLICIES IS AVAILABLE UPON REQUEST)

         3. Whether a client can direct a vote in a proxy solicitation. (DISCLOSED IN RORER'S FORM ADV PART II & ADVISORY AGREEMENTS)

         4. How clients can obtain information on how their proxies were voted.

                  (DISCLOSED IN RORER'S FORM ADV PART II & INITIAL DISCLOSURE LETTER)

         5. A copy of proxy policies is available upon request. [The rule requires the disclosure to be "a concise summary of the adviser's proxy voting process, and should indicate that a copy of the policies and procedures is available upon request." The disclosure must be clear and prominent and "not buried" in a longer document.]
                  (DISCLOSED IN RORER'S FORM ADV PART II)

               (SEE EXHIBIT 1 - FORM ADV PROXY VOTING DISCLOSURE)

F. Record Keeping

         Rule 204-2(c)(2) under the Advisers Act requires advisers to make and retain the following books and records:

         (i)      Proxy voting policies and procedures. (Maintained by Rorer)

         (ii) A copy of each proxy statement that the adviser receives regarding client securities.
                  (ISS retains, on Rorer's behalf, a copy of each proxy statement that it receives regarding client securities that can be promptly provided to Rorer upon request or Rorer may obtain a copy of a proxy statement from the SEC's EDGAR system.)

         (iii) A record of each vote cast by the adviser on behalf of a client.
                  (Rorer maintains a record of each proxy vote for the issuer of securities in the applicable model portfolio. Additionally, ISS retains, on Rorer's behalf, records of votes cast that can be promptly provided to Rorer upon request.)

         (iv) A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision. (Maintained by Rorer)

         (v) A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.
                  (Maintained by Rorer)

G. Responsible Personnel

The following outlines responsibilities for establishing, implementing and enforcing the policies and procedures set forth herein:

         Proxy Manager

         The Proxy Manager is responsible for the following functions:

                  a) Oversight and due diligence of ISS (to ensure that ISS is properly voting proxies on behalf of Rorer's clients).

                  b) Providing any client-specific voting instructions to ISS (and also verifying with ISS that client instructions were properly followed).

                  c)       Periodic on-site visits to ISS.

                  d) Notifying Compliance and the Research departments of upcoming proxy contests involving Rorer holdings by forwarding them with ISS's voting recommendations.

                  e) Forwarding Compliance quarterly proxy vote information for the Model portfolios.

         Compliance

         Compliance is responsible for:

                  a) Review of selected New Account paperwork to check the consistency between the proxy voting election in the paperwork and the Firm's system.

                  b) Disclosing Rorer's proxy voting practices within Form ADV Part II, monitoring for any material conflicts, and for maintaining a database of each written client request for proxy voting information.

                  c) Reviewing the policies and procedures stated herein to ensure they are being implemented effectively and working as intended. In addition, Compliance will review Rorer's proxy voting disclosure within Form ADV Part II to ensure that the written disclosure is clear and accurately reflects current policies and procedures.

         Investment Services & Institutional Services

         Investment Services and Institutional Services are responsible for:

                  a) Providing clients and/or brokers/financial consultants, upon request, with proxy voting records and/or a copy of Rorer's proxy voting policies.

                           (If an Advisory or Sub-Advisory Client requests information on how their proxies were voted for specific securities, and the account is set up to accommodate these requests, Rorer will provide a report from ISS on how proxies were voted for the securities held in the account. However, if the account is not set up that way, or the account's proxy votes are aggregated, Rorer will provide a report from ISS on how proxies were voted for the securities held in the Model Portfolios, which is updated on a quarterly basis.

                   (SEE EXHIBIT 2 - PROXY VOTE SUMMARY REPORT)

                  b) Ensuring that each written client request and any written response must be scanned into the client's file in OnBase under `Proxy Vote Client Request' (i.e., e-mails sent to brokers, or written letters sent to clients).

         Research

         Research Analysts are responsible for:

                  a) Notifying Compliance of any existing or new personal or business relationships with any executive director or officer of a company whose securities are (or may be) recommended to the firm's clients (potential conflict of interest).

                  b) Reviewing ISS recommendations, voting proxies and documenting any votes that differ from ISS recommendations.

                                    EXHIBIT 1
                        FORM ADV PROXY VOTING DISCLOSURE

                                  PROXY VOTING

Rorer has contracted with Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Rorer retains the ultimate authority on deciding how to vote. In general, it is Rorer's policy to vote in accordance with ISS's recommendations. However, in the event that Rorer disagrees with ISS's proxy voting recommendations(s), our rationale will be internally documented.

When requested by a client, Rorer will vote proxies for all securities currently held in the Rorer Model Portfolio. However, Rorer will not vote proxies for the following types of securities:

         i) Securities no longer held in the Rorer Model Portfolio at the time of the proxy vote

         ii) Securities held in the account that are not part of the Rorer Model Portfolio

For Taft Hartley and Union advisory accounts Rorer will vote proxies in accordance with AFL-CIO guidelines.

Clients may vote their own proxies generally or on specific issues, provided Rorer obtains timely, prior written notice. If you have instructed us to vote your proxies and would like to obtain information on how they were voted, or if you would like a copy of Rorer's Proxy Voting Policies and Procedures, please contact Investment Services at 800-544-6737, or write to Rorer Asset Management, LLC, One Liberty Place, Suite 5100, Philadelphia, PA 19103-7301, Attn:
Compliance.

                                    EXHIBIT 2

                                 FOURTH QUARTER
                            PROXY VOTE SUMMARY REPORT
              RORER LARGE CAP RELATIVE VALUE EQUITY MODEL PORTFOLIO

                                                                           MANAGEMENT
    MEETING                          COMPANY/               SECURITY       RECOMMENDA          VOTE         RECORD
   DATE/TYPE                       BALLOT ISSUES               ID.            TION             CAST          DATE
-------------------------------------------------------------------------------------------------------------------
10/08/02 - Annual      THE PROCTER & GAMBLE COMPANY       742718109                                        07/26/02
                       1     Elect Directors                                   For             For
                       2     Ratify Auditors                                   For             For
                             SHAREHOLDER PROPOSALS
                       3     Restore or Provide for                          Against           For
                             Cumulative Voting

                              In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Accordingly, the proposal warrants shareholder support.

                       4     Label Genetically                               Against         Against
                             Engineered Foods
                       5     Implement and Monitor                           Against         Against
                             Code of Corporate Conduct-
                             ILO Standards

11/05/02 - Annual      MICROSOFT CORP.                    594918104                                        09/09/02

                       1     Elect Directors                                   For             For
                       2     Approve Employee Stock                            For             For
                             Purchase Plan
                             SHAREHOLDER PROPOSALS
                       3     China Principles                                Against         Against
                       4     Limit Auditors to 25% of                        Against         Against
                             Aggregate Fees When
                             Providing Non-Audit
                             Services

THIS PROXY VOTE SUMMARY REPORT REPRESENTS RORER'S VOTING RECORD, ABSENT SPECIFIC CLIENT DIRECTION, FOR SECURITIES HELD IN THE FIRM'S LARGE CAP RELATIVE VALUE EQUITY MODEL PORTFOLIO FOR THE PERIOD INDICATED. RORER MAY HAVE VOTED DIFFERENTLY FOR CERTAIN CLIENT ACCOUNTS, BASED ON CLIENT SPECIFIC DIRECTION. THIS SUMMARY SHOULD NOT BE REPRODUCED OR DISTRIBUTED WITHOUT THE EXPRESS WRITTEN CONSENT OF RORER ASSET MANAGEMENT, LLC.

                         ROXBURY CAPITAL MANAGEMENT, LLC
                        PROXY VOTING POLICY AND PROCEDURE

In accordance with Roxbury Capital Management, LLC's (Roxbury) Investment Management Agreement, Roxbury will vote all proxies on behalf of a client's portfolio unless the client requests otherwise in writing.

Roxbury's Proxy Committee will make proxy voting decisions. The members of Roxbury's Proxy Committee are portfolio managers, analysts, and at least one other employee. The Proxy Committee will have at least three members at all times.

The analyst assigned to monitor the issuer of the security whose proxy is to be voted upon will review the issues to be voted upon, related information, and the research provided by Investor Responsibility Research Center (IRRC), a proxy research service. IRRC also provides customized proxy research consistent with Roxbury's policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Committee as to how the proxy issues should be voted.

The Proxy Committee will review the recommendations provided by Roxbury's analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Proxy Committee. If a Proxy Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented.

Any vote involving a tender offer is analyzed in terms of whether the portfolio would receive a higher economic value by holding the investment than by tendering now and reinvesting the proceeds. As a matter of policy, Roxbury will vote proxies in a manner that solely benefits the client's portfolio and protects the economic interest of the client's portfolio. Roxbury's voting is subject to any proxy voting guidelines or direction of a client as long as following the proxy voting guidelines or direction is prudent under the circumstances. Any conflicts between the interests of an employee benefit plan's portfolio and the plan sponsor's interests will be resolved in favor of the plan's portfolio. Material conflicts of interest may be resolved by Roxbury obtaining an independent, third party opinion.

If the industry analyst assigned to review the proxy personally owns any of the securities of the issuer whose proxy is being voted upon, or an acquiring company, the analyst will disqualify himself from making any vote recommendations and another analyst will then review the proxy. Further, if the industry analyst assigned to review the proxy has any relative in management of the issuer whose proxy is being voted upon, or an acquiring company, the industry analyst will disqualify himself from making any vote recommendations and another analyst will then review the proxy. In either case, the proxy will be assigned to a different analyst but, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.

Roxbury will keep documents of proxy decisions made by the Proxy Committee.

Roxbury uses ADP ProxyEdge, a proxy voting agency service, to ensure all votable shares get voted, ensure all shares get voted according to the Proxy Committee's decisions, and provide timely reporting for Roxbury and its clients. A portfolio may be voted using ADP ProxyEdge if the custodian of the Portfolio's assets has a relationship with ADP ProxyEdge. Proxies for portfolios not set up on ADP ProxyEdge will be voted using other means.

In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury's investment management services ("Wrap Fee Agreement"). If Roxbury does not vote the proxies, it makes proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.

Roxbury will provide a report of how proxies were voted and a copy of our proxy voting policy and procedure to those clients who request such information.

                        CITIGROUP ASSET MANAGEMENT (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

                                    JULY 2003

I.       TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES
II.      GENERAL GUIDELINES
III.     HOW CAM VOTES
IV.      CONFLICTS OF INTEREST
V.       VOTING POLICY

         (1)      ELECTION OF DIRECTORS
         (2)      PROXY CONTESTS
         (3)      AUDITORS
         (4)      PROXY CONTEST DEFENSES
         (5)      TENDER OFFER DEFENSES
         (6)      MISCELLANEOUS GOVERNANCE PROVISIONS
         (7)      CAPITAL STRUCTURE
         (8)      EXECUTIVE AND DIRECTOR COMPENSATION
         (9)      STATE OF INCORPORATION
         (10)     MERGERS AND CORPORATE RESTRUCTURING
         (11)     SOCIAL AND ENVIRONMENTAL ISSUES
         (12)     MISCELLANEOUS

VI.      RECORDKEEPING AND OVERSIGHT

                       CITIGROUP ASSET MANAGEMENT(1) (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

I.       TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.      GENERAL GUIDELINES

In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

III.     HOW CAM VOTES

In the case of a proxy issue for which there is a stated position set forth in
Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.

-----------------
(1) Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

IV.   CONFLICTS OF INTEREST

In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

(1)  Procedures for Identifying Conflicts of Interest

     CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

     B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

     D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM's Office of the CIO, CAM's General Counsel and CAM's Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

     D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

     i. disclosing the conflict to clients and obtaining their consent before voting;

     ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

     iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

     iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

V.       VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

(1)  Election of Directors

     A. Voting on Director Nominees in Uncontested Elections.

        1. We vote for director nominees.

     B. Chairman and CEO is the Same Person.

        1. We vote against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

     C. Majority of Independent Directors

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* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

        1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

        2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     D. Stock Ownership Requirements

        1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     E. Term of Office

        1. We vote against shareholder proposals to limit the tenure of independent directors.

     F. Director and Officer Indemnification and Liability Protection

        1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

        2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

        4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

     G. Director Qualifications

        1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

        2. We vote against shareholder proposals requiring two candidates per board seat.

(2)  Proxy Contests

     A. Voting for Director Nominees in Contested Elections

        1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

     B. Reimburse Proxy Solicitation Expenses

        1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)  Auditors

     A. Ratifying Auditors

        1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

(4)  Proxy Contest Defenses

     A. Board Structure: Staggered vs. Annual Elections

        1. We vote against proposals to classify the board.

        2. We vote for proposals to repeal classified boards and to elect all directors annually.

     B. Shareholder Ability to Remove Directors

        1. We vote against proposals that provide that directors may be removed only for cause.

        2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

        3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

     C. Cumulative Voting

        1. We vote against proposals to eliminate cumulative voting.

        2. We vote for proposals to permit cumulative voting.

     D. Shareholder Ability to Call Special Meetings

        1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     E. Shareholder Ability to Act by Written Consent

        1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        2. We vote for proposals to allow or make easier shareholder action by written consent.

     F. Shareholder Ability to Alter the Size of the Board

        1. We vote for proposals that seek to fix the size of the board.

        2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     G. Advance Notice Proposals

        1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     H. Amendment of By-Laws

        1. We vote against proposals giving the board exclusive authority to amend the by-laws.

        2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

(5)  Tender Offer Defenses

     A. Poison Pills

        1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

        3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

     B. Fair Price Provisions

        1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     C. Greenmail

        1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     D. Unequal Voting Rights

        1. We vote against dual class exchange offers.

        2. We vote against dual class re-capitalization.

     E. Supermajority Shareholder Vote Requirement to Amend the Charter or
        Bylaws

        1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     F. Supermajority Shareholder Vote Requirement to Approve Mergers

        1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     G. White Squire Placements

        1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)  Miscellaneous Governance Provisions

     A. Confidential Voting

        1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

     B. Equal Access

        1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C. Bundled Proposals

        1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

     D. Shareholder Advisory Committees

        1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

(7)  Capital Structure

     A. Common Stock Authorization

        1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

        2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

           a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

           b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

        3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

     B. Stock Distributions: Splits and Dividends

        1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

     C. Reverse Stock Splits

        1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

     D. Blank Check Preferred Stock

        1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

        2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

        3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

     E. Adjust Par Value of Common Stock

        1. We vote for management proposals to reduce the par value of common stock.

     F. Preemptive Rights

        1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

           a) Size of the Company.

           b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

           c) Percentage of the rights offering (rule of thumb less than 5%).

        2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

     G. Debt Restructuring

        1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

     H. Share Repurchase Programs

        1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     I. Dual-Class Stock

        1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

           - It is intended for financing purposes with minimal or no dilution to current shareholders

           - It is not designed to preserve the voting power of an insider or significant shareholder

     J. Issue Stock for Use with Rights Plan

        1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

(8)  Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

     A. OBRA-Related Compensation Proposals

        1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

           a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        2. Amendments to Added Performance-Based Goals

           a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

           a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

        4. Approval of Cash or Cash-and-Stock Bonus Plans

           a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

     B. Expensing of Options

           We vote for proposals to expense stock options on financial statements.

     C. Index Stock Options

           We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

     D. Shareholder Proposals to Limit Executive and Director Pay

        1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

        2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay. We have a policy of voting to limit the level of options and other equity-based compensation arrangements available to management to limit shareholder dilution and management overcompensation. We would vote against any proposals or amendments that would cause the available awards to exceed a threshold of 10% of outstanding fully diluted shares, i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans exceeds 10% of fully diluted shares. We also review the annual award as a percentage of fully diluted shares outstanding.

     E. Golden Parachutes

        1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

        2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

     F. Employee Stock Ownership Plans (ESOPs)

        1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     G. 401(k) Employee Benefit Plans

        1. We vote for proposals to implement a 401(k) savings plan for employees.

     H. Stock Compensation Plans

        1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

        2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

     I. Directors Retirement Plans

        1. We vote against retirement plans for nonemployee directors.

        2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     J. Management Proposals to Reprice Options

        1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

           -  Historic trading patterns

           -  Rationale for the repricing

           -  Value-for-value exchange

           -  Option vesting

           -  Term of the option

           -  Exercise price

           -  Participation

     K. Shareholder Proposals Recording Executive and Director Pay

        1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

        2. We vote against shareholder proposals requiring director fees be paid in stock only.

        3. We vote for shareholder proposals to put option repricing to a shareholder vote.

        4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)  State/Country of Incorporation

     A. Voting on State Takeover Statutes

        1. We vote for proposals to opt out of state freezeout provisions.

        2. We vote for proposals to opt out of state disgorgement provisions.

     B. Voting on Re-incorporation Proposals

        1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

     C. Control Share Acquisition Provisions

        1. We vote against proposals to amend the charter to include control share acquisition provisions.

        2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

        3. We vote for proposals to restore voting rights to the control shares.

        4. We vote for proposals to opt out of control share cashout statutes.

(10) Mergers and Corporate Restructuring

     A. Mergers and Acquisitions

        1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

     B. Corporate Restructuring

        1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

     C. Spin-offs

        1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     D. Asset Sales

        1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     E. Liquidations

        1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     F. Appraisal Rights

        1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

     G. Changing Corporate Name

        1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

     H. Conversion of Securities

        1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

     I. Stakeholder Provisions

        1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

     A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

        1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        2. the percentage of sales, assets and earnings affected;

        3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        4. whether the issues presented should be dealt with through government or company-specific action;

        5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

        6. whether the company's analysis and voting recommendation to shareholders is persuasive;

        7. what other companies have done in response to the issue;

        8. whether the proposal itself is well framed and reasonable;

        9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

        10. whether the subject of the proposal is best left to the discretion of the board.

     B. Among the social and environmental issues to which we apply this analysis are the following:

        1. Energy and Environment

        2. Equal Employment Opportunity and Discrimination

        3. Product Integrity and Marketing

        4. Human Resources Issues

(12) Miscellaneous

     A. Charitable Contributions

        1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

     B. Operational Items

        1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

        2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

        3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

        4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

        5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

        6. We vote against proposals to approve other business when it appears as voting item.

(13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI.      RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:

                  -  a copy of these policies and procedures;

                  -  a copy of each proxy form (as voted);

                  - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

                  - documentation relating to the identification and resolution of conflicts of interest;

                  - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and

                  - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

                                   APPENDIX A

                                   MEMORANDUM

TO:      All CAM North America Region Employees

FROM:    CAM Legal and Compliance

DATE:    July ____, 2003

RE: New CAM North America Region Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting

Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

         The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

         The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM's interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.

         While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships(1) which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

         A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

         As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest

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(1,2) As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.

(3) Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

         The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

                                   Appendix B

                         PROXY VOTING COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Wayne Lin
Amanda Suss

LEGAL REPRESENTATIVES

George Shively
Leonard Larrabee
Thomas Mandia

COMPLIANCE REPRESENTATIVES

Andrew Beagley
Jeffrey Scott
Joseph Hess

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

                         SUSTAINABLE GROWTH ADVISERS, LP

                       PROXY VOTING POLICY AND PROCEDURES

                               STATEMENT OF POLICY

      Sustainable Growth Advisers, LP ("SGA") acts as a discretionary investment adviser for various clients and registered mutual funds. Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives. SGA's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

      SGA's policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

      The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients' best interests will be served. The proxy vote is an asset belonging to the client. SGA votes the proxies to positively influence corporate governance in a manner that, in SGA's best judgment, enhances shareholder value.

      SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

      1. Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives. In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

      2. Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.

      3. Security positions that are completely sold from a clients account between proxy record date and meeting date, SGA will not vote the proxy.

      4. Proxies for securities held in an unsupervised portion of the client's account generally will not be voted.

      5. Proxies for securities on loan that must be recalled in order to vote, generally will not be voted.

      6. Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA's policy and procedures.

      7. Specialized treatment may be applied to ERISA accounts as SGA's responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time. Clients can also obtain information on how proxies were voted.

                                   PROCEDURES

      Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

      Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser's interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

      As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA's written response to any (written or oral) client request for such records. These records are maintained for a period of five years.

                              CATEGORIES OF ISSUES

      It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

      Following are examples of agenda items that SGA generally APPROVES:

Election of Directors: Unless SGA has reason to object to a given director, each director on management's slate is approved.

Approval of Auditors: SGA generally defers to management in picking a CPA firm and votes for management's choice.

Directors' Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves.

Updating the Corporate Charter: Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

Increase in the Common Share Authorization: As long as the increase is reasonable, SGA generally approves.

Stock Purchase Plans: SGA believes that equity participation plans positively motivate management, directors and employees. Therefore, SGA generally approves stock purchase plans unless we have reason to object.

Stock Option Plans and Stock Participation Plans: If in SGA's judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.

      Following are examples of issues presented for shareholder vote that are generally OPPOSED because their approval is judged not to be in the best interest of the client.

Elimination of Pre-Emptive Rights: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at a significant discount to the stock's market price. To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders' proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, SGA generally opposes their elimination.

Poison Pills: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

Proposals to Establish Staggered Boards: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is SGA's judgment that uninvited bids for the company's stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

New Classes of Shares Having Different Voting Rights: These are not in the client's best interest because they are contrary to the principle of "one share one vote" and could dilute the current stockholders' control.

Shareholders Proposals That Offer No Specific Economic Benefit to the Client:
When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.

                              CONFLICTS OF INTEREST

      SGA's proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

      SGA personnel may be nominated to serve on the board of directors of a portfolio company. In these cases, the SGA employee serving as director must balance his or her duty owed to SGA's clients with his or her duty owed to all of the shareholders of the Company. The SGA Proxy Committee (the "Committee") will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board. The Committee presently consists of the three principals of SGA. Any investment professional serving on the committee shall not have primary responsibility for SGA's relationship with the applicable portfolio company.

There any be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA's general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA's policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it ma be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client's proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

      To obtain information on how Sustainable Growth Advisers, LP has voted proxies, you may contact us at:

                         Sustainable Growth Advisers, LP
                      1285 Ave of the Americas, 35th Floor
                             New York, NY 10019-6028

                            By phone: (212) 554-4997
                             By fax: (212) 554-4964
                          E-mail: mgreve@sgadvisers.com

                 T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE
                               INTERNATIONAL, INC

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

         T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

         T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

         FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

         CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

         PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

         INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

         PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

         In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

         T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

         ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

         Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

         Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

         Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

- Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

- Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

- Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

         -        Corporate environmental practices;

         -        Board diversity;

         -        Employment practices and employment opportunity;

         -        Military, nuclear power and related energy issues;

         - Tobacco, alcohol, infant formula and safety in advertising practices;

         -        Economic conversion and diversification;

         -        International labor practices and operating policies;

         -        Genetically-modified foods;

         -        Animal rights; and

         - Political contributions/activities and charitable contributions.

         Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

         Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

         Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

         Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

         Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

         Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

         Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

         On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

         Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

         The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

         Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION

         Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

         T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        TEMPLETON INVESTMENT COUNSEL, LLC
                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF TEMPLETON INVESTMENT COUNSEL, LLC TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter "TIC") has delegated its administrative duties with respect to voting proxies to Franklin Templeton Companies, LLC ("FTC,LLC"), a company wholly owned by Franklin Resources, Inc. which provides a variety of administrative services including legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies which TIC sponsors and any separate accounts managed by TIC) that has either delegated proxy voting administrative responsibility to FTC,LLC or has asked for information on the issues to be voted. FTC,LLC will then vote proxies on behalf of those clients who have properly delegated such responsibility or will inform clients that have not delegated the voting responsibility but who have requested voting advice about TIC's views on such proxy votes. This service is also provided by FTC,LLC to other advisory affiliates of TIC within the Franklin Templeton organization.

HOW TEMPLETON INVESTMENT COUNSEL, LLC VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies will be voted based upon TIC's instructions and/or policies. TIC will vote proxies solely in the interests of the client, TIC managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. As a matter of policy, the officers, directors and employees of FTC,LLC and TIC will not be influenced by outside sources whose interests conflict with the interests of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the interests of the client, shareholders or participants and beneficiaries.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors TIC considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, TIC believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company's management, unless it is determined that the ratification of management's position would adversely affect the investment merits of owning the stock. Each issue, however, is considered on its own merits, and the position of the company's

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management will not be supported in any situation where it is found not to be in the best interests of our clients.

GENERAL PROXY VOTING GUIDELINES

TIC has adopted the general guidelines for voting proxies (attached as Exhibits A and B). Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. As Exhibits A and B cannot provide an exhaustive list of all the issues that may arise, any issues which are substantially similar to ones listed will be voted in accordance with these guidelines.

In all of the situations outlined in Exhibits A and B, the FTC,LLC Proxy Group will review each proxy upon receipt as well as the materials and recommendations that they receive from Institutional Shareholder Services, Inc. ("ISS"), an unaffiliated research service. A member of the Proxy Group will consult with the research analyst who follows the security and/or legal counsel before voting on a particular issue which is not covered in the general guidelines. Any time an agenda item does not fall within the general guidelines of TIC's policies, the Proxy Group must obtain voting instructions from TIC prior to processing that vote.

TIC'S POLICY ON ANTI-TAKEOVER ISSUES

TIC generally opposes anti-takeover measures since they reduce shareholder rights. However, as with all proxy issues, TIC conducts an independent review of each anti-takeover proposal. On occasion, TIC may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm clients' interests as stockholders.

Anti-takeover issues include the following:

         FAIR PRICE PROVISIONS. Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

         SUPERMAJORITY RULES. Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75-80%). While applied mainly to merger bids, supermajority rules may also be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

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         BOARD CLASSIFICATION. High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "Staggered Board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose Board members are elected to staggered three-year terms of office.

         SUPERSTOCK. Another takeover defense is superstock (i.e. shares that give holders disproportionate voting rights). For example, a company could propose authorizing a class of preferred stock which could be issued in a private placement with one or more institutional investors and could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock. The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

         POISON PILLS. The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

         GREENMAIL. Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price unless an offer is made to all stockholders.

PROXY PROCEDURES

FTC,LLC understands its responsibility to process proxies and maintain proxy records. In addition, TIC understands its duty to vote proxies and that proxy voting decisions may affect the value of the shares of stock. Therefore, FTC,LLC will attempt to process every vote for all domestic and foreign proxies which it receives. However, there are situations in which FTC,LLC cannot process foreign proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group will refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice too late, may be unable to obtain a timely translation, or may be unable to obtain voting instructions from TIC prior to the cut-off date. In addition, if TIC has outstanding sell orders in a country which blocks trading for a specific period of time prior to its companies' annual meetings, the proxies for those meetings will not be voted in order to facilitate the sale of those securities.

Moreover, there may be situations in which TIC would request a client or clients to vote their shares themselves. For example, such a request may be made if clients have

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 4

represented to TIC that their position on a particular issue differs from the TIC's position. TIC may also ask clients to vote their shares to facilitate ownership of a particular security that TIC believes to be a beneficial asset in a portfolio but where a foreign jurisdiction has set ownership limitations based on voting authority.

TIC may abstain from voting on an agenda item instead or in lieu of voting against that item. There are some jurisdictions in which a shareholder is given the choice of voting for, against or abstaining on an agenda item. For example, if "Other Business" is listed on the agenda with no further information, TIC may enter an "abstain" vote so that the company is on notice that if it had provided additional information, TIC may have voted in favor of that item. TIC will not vote in favor of "Other Business" where that business is not clearly explained in the proxy materials. TIC may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations. In some jurisdictions, an "abstain" vote is viewed exactly the same as a vote against an item, thereby making either a vote against or an abstention interchangeable.

The following describes the standard procedures that are to be followed with respect to carrying out TIC's proxy policy:

1. All proxy materials received will be recorded immediately in a computer database to maintain control over such materials.

2. The Proxy Group will review each proxy upon receipt and any materials, reports or recommendations from ISS to determine if there are any issues which require input from a research analyst or legal counsel.

3. In determining how to vote, TIC will consider the general guidelines described in its proxy policy.

4. The Proxy Group is responsible for preparing the documentation that supports TIC's voting position. Such documentation will include, but is not limited to, memoranda describing the position it has taken, why that position is in the best interest of its clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported management (and if it did not support management, a discussion rebutting the general presumption that we will support management), any information provided by ISS and any other relevant information. Additionally, the Proxy Group may include information obtained from the research analyst and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 5

6. The Proxy Group is responsible for maintaining appropriate files concerning proxy information. Such files will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. All files will be retained for six years, copies of which will be disseminated in whole or in part to any client upon request.

7. The Proxy Group will attempt to send TIC's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and ten days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy ten days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in ample time.

8. At the end of each quarter, a computerized report is produced by the Proxy Group for each client that has requested that FTC,LLC furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the quarter and the position taken with respect to each issue. The report is sent to the client by the Proxy Group with one copy retained in the client's file and one copy forwarded to the appropriate portfolio manager. Monthly or annual reports will also be furnished upon request.

9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, we will then notify Fund Treasury who will contact the Custodian Bank in an effort to retrieve the securities. TIC shall use best efforts to call such loans or use other practicable and legally enforceable means to ensure that the Fund is able to fulfill its fiduciary duty to vote proxies with respect to such loaned securities.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 6

------------------------------------------------------------------------------------------------------------------
EXHIBIT A:                                                                     FOR          AGAINST       DETAILED
MANAGEMENT PROPOSALS                                                         PROPOSAL       PROPOSAL       REVIEW
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Accept Financial Statements & Statutory Reports                                 X
------------------------------------------------------------------------------------------------------------------
Adopt New Articles/Charter Privatization-Related                                X
------------------------------------------------------------------------------------------------------------------
Adopt or Amend Dividend Reinvestment Plan                                       X
------------------------------------------------------------------------------------------------------------------
Adopt Supermajority provision to Defend Against Takeover Attempt                               X
------------------------------------------------------------------------------------------------------------------
Adopt/Incorporate Supermajority Vote to Remove Director                         X
------------------------------------------------------------------------------------------------------------------
Allow Agencies to Rate Offered Securities                                       X
------------------------------------------------------------------------------------------------------------------
Allow Board to Set its Own Size                                                 X
------------------------------------------------------------------------------------------------------------------
Allow Questions                                                                 X
------------------------------------------------------------------------------------------------------------------
Amend Articles Board-Related                                                    X
------------------------------------------------------------------------------------------------------------------
Amend Articles Organization-Related                                             X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Compensation-Related                                     X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Equity-Related                                           X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter General Matters                                          X
------------------------------------------------------------------------------------------------------------------
Amend Articles/Charter Governance-Related                                       X
------------------------------------------------------------------------------------------------------------------
Amend Bylaws without Shareholder Consent                                        X
------------------------------------------------------------------------------------------------------------------
Amend Charter - Change in Capital                                               X
------------------------------------------------------------------------------------------------------------------
Amend Charter or Bylaws Non-Routine                                             X
------------------------------------------------------------------------------------------------------------------
Amend Corporate Purpose                                                         X
------------------------------------------------------------------------------------------------------------------
Amend Employee Stock Purchase Plan to Increase Shares                           X
------------------------------------------------------------------------------------------------------------------
Amend Incentive Stock Option Plan to Increase Shares                                           X
------------------------------------------------------------------------------------------------------------------
Amend Non-Employee Director Plan - Change Terms                                                X
------------------------------------------------------------------------------------------------------------------
Amend Non-Employee Director Restricted Stock Plan                               X
------------------------------------------------------------------------------------------------------------------
Amend Omnibus Stock Plan to Increase Shares                                     X
------------------------------------------------------------------------------------------------------------------
Amend Quorum Requirements                                                       X
------------------------------------------------------------------------------------------------------------------
Amend Restricted Stock Plan-Increase Shares (up to 5% of outstanding)           X
------------------------------------------------------------------------------------------------------------------
Amend Stock Appreciation Rights Plan-Increase Shares                            X
------------------------------------------------------------------------------------------------------------------
Amend Stock Option Plan to Increase Shares                                                     X
------------------------------------------------------------------------------------------------------------------
Amend Terms of Outstanding Options                                                             X
------------------------------------------------------------------------------------------------------------------
Amend Voting Rights of Existing Stock (increasing rights)                       X
------------------------------------------------------------------------------------------------------------------
Announce Vacancies on Supervisory Board                                         X
------------------------------------------------------------------------------------------------------------------
Appoint Censor(s)                                                               X
------------------------------------------------------------------------------------------------------------------
Appoint Directors Between Meetings                                              X
------------------------------------------------------------------------------------------------------------------
Appoint Shareholders' Committee Members                                         X
------------------------------------------------------------------------------------------------------------------
Appoint, Approve or Ratify Auditors, Alternate, Deputy &/or Internal            X
Statutory Auditors
------------------------------------------------------------------------------------------------------------------
Approve Accounting Treatment of Merger                                          X
------------------------------------------------------------------------------------------------------------------
Approve Acquisition                                                             X
------------------------------------------------------------------------------------------------------------------
Approve Affiliation Agreements w/Subsidiary                                     X
------------------------------------------------------------------------------------------------------------------
Approve Allocation of Income and Dividends                                      X
------------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 7

-------------------------------------------------------------------------------------------------------------
Approve Annual Financial Statements if Independent Auditors Rendered            X
Unqualified Opinion
-------------------------------------------------------------------------------------------------------------
Approve Appraisal Rights for Minority Shareholders                              X
-------------------------------------------------------------------------------------------------------------
Approve Bond Repurchase                                                         X
-------------------------------------------------------------------------------------------------------------
Approve Bonus to Family of Deceased Director &/or Auditor                       X
-------------------------------------------------------------------------------------------------------------
Approve Changes (Decrease/Increase) in Authorized, Stated or Share              X
Capital
-------------------------------------------------------------------------------------------------------------
Approve Changes (Decrease/Increase) in Size or Size Range of Board              X
-------------------------------------------------------------------------------------------------------------
Approve Compensation/Related Issues - Directors, Auditors &/or Committees       X
-------------------------------------------------------------------------------------------------------------
Approve Continuation - Canadian &/or Provincial Board Certified                 X
Accountant
-------------------------------------------------------------------------------------------------------------
Approve Control Share Acquisition                                               X
-------------------------------------------------------------------------------------------------------------
Approve Conversion from Closed End to Open End Fund                             X
-------------------------------------------------------------------------------------------------------------
Approve Conversion to Delaware Business Trust or Series Trust                   X
-------------------------------------------------------------------------------------------------------------
Approve Conversion to Self-Managed REIT                                         X
-------------------------------------------------------------------------------------------------------------
Approve Creation of Conditional Capital                                         X
-------------------------------------------------------------------------------------------------------------
Approve Director/Officer Liability &/or Indemnity Policy or Provisions          X
-------------------------------------------------------------------------------------------------------------
Approve Discharge of Auditors                                                   X
-------------------------------------------------------------------------------------------------------------
Approve Discharge of Board, Supervisory Board, Management, &/or President       X
-------------------------------------------------------------------------------------------------------------
Approve Disposition of Assets & Liquidation of Company                          X
-------------------------------------------------------------------------------------------------------------
Approve Distribution Agreement                                                  X
-------------------------------------------------------------------------------------------------------------
Approve Dividend - Company Held Shares                                          X
-------------------------------------------------------------------------------------------------------------
Approve Dividends                                                               X
-------------------------------------------------------------------------------------------------------------
Approve Dual Class Stock Recapitalization - foreign securities only             X
-------------------------------------------------------------------------------------------------------------
Approve Exchange of Debt for Equity                                             X
-------------------------------------------------------------------------------------------------------------
Approve Executive Loans to Exercise or Not to Exercise Options                                 X
-------------------------------------------------------------------------------------------------------------
Approve Financial Assistance/Stock Purchase/Option                                             X
-------------------------------------------------------------------------------------------------------------
Approve Formation of a Holding Company                                          X
-------------------------------------------------------------------------------------------------------------
Approve Incentive Stock Option Plan                                                            X
-------------------------------------------------------------------------------------------------------------
Approve Investment and Financial Policies                                       X
-------------------------------------------------------------------------------------------------------------
Approve Issuance of Eurobonds                                                   X
-------------------------------------------------------------------------------------------------------------
Approve Issuance of Shares for Private Placement                                X
-------------------------------------------------------------------------------------------------------------
Approve Issuance with or without Preemptive Rights                              X
-------------------------------------------------------------------------------------------------------------
Approve Joint Venture Agreement                                                 X
-------------------------------------------------------------------------------------------------------------
Approve Listing on Secondary Exchange                                           X
-------------------------------------------------------------------------------------------------------------
Approve Merger Agreement                                                        X
-------------------------------------------------------------------------------------------------------------
Approve Merger by Absorption                                                    X
-------------------------------------------------------------------------------------------------------------
Approve Merger of Funds                                                         X
-------------------------------------------------------------------------------------------------------------
Approve Minutes of Meeting                                                      X
-------------------------------------------------------------------------------------------------------------
Approve Newspaper Meeting Announcements                                         X
-------------------------------------------------------------------------------------------------------------
Approve Non-Employee Director Plan                                                             X
-------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 8

--------------------------------------------------------------------------------------------------------------
Approve Non-Employee Director Stock Awards In Lieu of Cash                      X
--------------------------------------------------------------------------------------------------------------
Approve Omnibus Stock Plan                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Plan of Liquidation                                                     X
--------------------------------------------------------------------------------------------------------------
Approve Proposed Changes to Bank Charter                                        X
--------------------------------------------------------------------------------------------------------------
Approve Public Offer of Subsidiary                                              X
--------------------------------------------------------------------------------------------------------------
Approve Recapitalization Plan                                                   X
--------------------------------------------------------------------------------------------------------------
Approve Reorganization Plan                                                     X
--------------------------------------------------------------------------------------------------------------
Approve Repricing of Options                                                                   X
--------------------------------------------------------------------------------------------------------------
Approve Repricing of Underwater Options                                                        X
--------------------------------------------------------------------------------------------------------------
Approve Restricted Stock Plan                                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Restructuring Plan                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Retirement Benefits for Nonexecutive Directors                                         X
--------------------------------------------------------------------------------------------------------------
Approve Retirement Bonus for Director &/or Statutory Auditors                                  X
--------------------------------------------------------------------------------------------------------------
Approve Reverse Stock Split/Decrease Shares                                     X
--------------------------------------------------------------------------------------------------------------
Approve Sale of Company Assets                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Share Plan Grant                                                        X
--------------------------------------------------------------------------------------------------------------
Approve Special Auditors Report on Related-Party Transactions                   X
--------------------------------------------------------------------------------------------------------------
Approve Spin-Off Agreement                                                      X
--------------------------------------------------------------------------------------------------------------
Approve Standard Accounting Transfers                                           X
--------------------------------------------------------------------------------------------------------------
Approve Statistics; Allocate Income; Discharge Director                         X
--------------------------------------------------------------------------------------------------------------
Approve Stock Appreciation Rights Plan                                          X
--------------------------------------------------------------------------------------------------------------
Approve Stock Award to Executive                                                X
--------------------------------------------------------------------------------------------------------------
Approve Stock Classes/Same Voting Rights                                        X
--------------------------------------------------------------------------------------------------------------
Approve Stock Dividend Program                                                  X
--------------------------------------------------------------------------------------------------------------
Approve Stock Split                                                             X
--------------------------------------------------------------------------------------------------------------
Approve Stock-for-Salary/Bonus Plan                                             X
--------------------------------------------------------------------------------------------------------------
Approve Transaction with a Related Party                                                       X
--------------------------------------------------------------------------------------------------------------
Approve Unlimited Capital Authorization                                                        X
--------------------------------------------------------------------------------------------------------------
Approve/Amend 401(k) Plan                                                       X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Bundled or Deferred Compensation Plans                            X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Employee Stock Purchase Plan                                      X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Employment Agreements                                             X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Executive Incentive Bonus Plan                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Executive Stock Option Plan or Stock Option Plan Grants                          X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Investment Advisory or Subadvisory Agreement                      X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Option Plan/Overseas Employees                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Performance Award Plan                                            X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Security Transfer Restrictions                                    X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Stock Ownership Limitations                                       X
--------------------------------------------------------------------------------------------------------------
Approve/Amend Supplemental Retirement Plan                                      X
--------------------------------------------------------------------------------------------------------------
Authorize "Blank Check" Preferred Stock                                                        X
--------------------------------------------------------------------------------------------------------------
Authorize Board to Fill Vacancies                                               X
--------------------------------------------------------------------------------------------------------------
Authorize Board to Set Terms of Preferred                                       X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 9

--------------------------------------------------------------------------------------------------------------
Authorize Filing of Documents                                                   X
--------------------------------------------------------------------------------------------------------------
Authorize Issuance of Bonds/Debentures                                          X
--------------------------------------------------------------------------------------------------------------
Authorize Issuance of Investment Certificates                                   X
--------------------------------------------------------------------------------------------------------------
Authorize New Class of Common &/or Preferred Stock                              X
--------------------------------------------------------------------------------------------------------------
Authorize or Renew Shareholders Rights Plan (Poison Pill)                                      X
--------------------------------------------------------------------------------------------------------------
Authorize Reissuance of Repurchased Shares                                      X
--------------------------------------------------------------------------------------------------------------
Authorize Share Repurchase Program                                              X
--------------------------------------------------------------------------------------------------------------
Authorize Stock with Other Than One Vote/Share                                  X
--------------------------------------------------------------------------------------------------------------
Authorize Superstock to Defend Against Takeover Attempt                                        X
--------------------------------------------------------------------------------------------------------------
Board Delegate Powers to Committees                                             X
--------------------------------------------------------------------------------------------------------------
Board to Execute Approved Resolutions                                           X
--------------------------------------------------------------------------------------------------------------
Cancellation of Company Treasury Shares                                         X
--------------------------------------------------------------------------------------------------------------
Capitalize Reserves for Bonus Issue/Par                                         X
--------------------------------------------------------------------------------------------------------------
Change Company Name                                                             X
--------------------------------------------------------------------------------------------------------------
Change Date/Location of Annual Meeting                                          X
--------------------------------------------------------------------------------------------------------------
Change Denomination of Shares to Euro                                           X
--------------------------------------------------------------------------------------------------------------
Change Fundamental Investment Policy                                            X
--------------------------------------------------------------------------------------------------------------
Change Location of Registered Office                                            X
--------------------------------------------------------------------------------------------------------------
Change State of Incorporation                                                   X
--------------------------------------------------------------------------------------------------------------
Classification of Board of Directors                                                                       X
--------------------------------------------------------------------------------------------------------------
Close Meeting                                                                   X
--------------------------------------------------------------------------------------------------------------
Consider Non-financial Effects of Mergers                                       X
--------------------------------------------------------------------------------------------------------------
Convert Securities (e.g. Participation Certif., Multiple Voting Shares          X
to Common)
--------------------------------------------------------------------------------------------------------------
Create Position of Honorary Director                                            X
--------------------------------------------------------------------------------------------------------------
Create/Eliminate Special Shares Held by Government                              X
--------------------------------------------------------------------------------------------------------------
Declassify the Board of Directors                                                                          X
--------------------------------------------------------------------------------------------------------------
Designate Inspector of Meeting Minutes                                          X
--------------------------------------------------------------------------------------------------------------
Designate Risk Assessment Companies                                             X
--------------------------------------------------------------------------------------------------------------
Directors May Only Be Removed for Cause                                         X
--------------------------------------------------------------------------------------------------------------
Dividend Distributions                                                          X
--------------------------------------------------------------------------------------------------------------
Elect Chairman of Meeting                                                       X
--------------------------------------------------------------------------------------------------------------
Elect Company Clerk/Secretary                                                   X
--------------------------------------------------------------------------------------------------------------
Elect Directors for Different Classes of Shares                                 X
--------------------------------------------------------------------------------------------------------------
Elect Directors, Alternate/Deputy Directors, Opposition Slate                   X
--------------------------------------------------------------------------------------------------------------
Elect Employee Representative to the Board                                      X
--------------------------------------------------------------------------------------------------------------
Elect Members of Election Committee                                             X
--------------------------------------------------------------------------------------------------------------
Elect Members/Deputy Members                                                    X
--------------------------------------------------------------------------------------------------------------
Elect Representative - Holders of Savings Shares                                X
--------------------------------------------------------------------------------------------------------------
Elect Supervisory Board Member                                                  X
--------------------------------------------------------------------------------------------------------------
Election of Directors                                                           X
--------------------------------------------------------------------------------------------------------------
Eliminate Class of Common &/or Preferred Stock                                  X
--------------------------------------------------------------------------------------------------------------
Eliminate Preemptive Rights                                                                    X
--------------------------------------------------------------------------------------------------------------
Eliminate Right to Call Special Meeting                                         X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 10

--------------------------------------------------------------------------------------------------------------
Eliminate/Adjust Par Value of Common Stock                                      X
--------------------------------------------------------------------------------------------------------------
Elimination of Cumulative Voting                                                               X
--------------------------------------------------------------------------------------------------------------
Elimination of Written Consent                                                                 X
--------------------------------------------------------------------------------------------------------------
Establish/Alter Director Retirement Policy                                      X
--------------------------------------------------------------------------------------------------------------
Extend Redemption Date of Common &/or Preferred Stock                           X
--------------------------------------------------------------------------------------------------------------
Fair Price Amendment                                                                           X
--------------------------------------------------------------------------------------------------------------
Fix Number of Directors                                                         X
--------------------------------------------------------------------------------------------------------------
Increase Capital for Share Exchange Offer                                       X
--------------------------------------------------------------------------------------------------------------
Increase Common Stock and Split                                                 X
--------------------------------------------------------------------------------------------------------------
Increase Common/Authorize New Common &/or New Preferred                         X
--------------------------------------------------------------------------------------------------------------
Increase Stock for Rights Plan                                                  X
--------------------------------------------------------------------------------------------------------------
Increase/Reduce Authorized Common &/or Preferred Stock                          X
--------------------------------------------------------------------------------------------------------------
Issue Bonds with Warrants with or without Preemptive Rights                     X
--------------------------------------------------------------------------------------------------------------
Issue Common Upon Conversion of Preferred                                       X
--------------------------------------------------------------------------------------------------------------
Issue Convertible Bonds with or without Preemptive Rights                       X
--------------------------------------------------------------------------------------------------------------
Issue Equity/Convertible Subsidiary Securities                                  X
--------------------------------------------------------------------------------------------------------------
Issue options below book value                                                                 X
--------------------------------------------------------------------------------------------------------------
Issue options to members of management owning 25% or more of outstanding                       X
stock
--------------------------------------------------------------------------------------------------------------
Issue Shares for Acquisition                                                    X
--------------------------------------------------------------------------------------------------------------
Issue Shares for Option Scheme                                                  X
--------------------------------------------------------------------------------------------------------------
Issue Shares if Tender/Exchange Offer                                           X
--------------------------------------------------------------------------------------------------------------
Issue Shares with Warrants with or without Preemptive Rights                    X
--------------------------------------------------------------------------------------------------------------
Issue Warrants with or without Preemptive Rights                                X
--------------------------------------------------------------------------------------------------------------
Issue Warrants/Convertible Debentures                                           X
--------------------------------------------------------------------------------------------------------------
Limit or Eliminate Shareholder's Right to Call Special Meetings                                X
--------------------------------------------------------------------------------------------------------------
Miscellaneous Proposal Company-Specific                                         X
--------------------------------------------------------------------------------------------------------------
Open Meeting                                                                    X
--------------------------------------------------------------------------------------------------------------
Opt Out of Control Share Acquisition Law                                        X
--------------------------------------------------------------------------------------------------------------
Other Business                                                                                             X
--------------------------------------------------------------------------------------------------------------
Prepare and Approve List of Shareholders                                        X
--------------------------------------------------------------------------------------------------------------
Prohibition of Greenmail                                                                       X
--------------------------------------------------------------------------------------------------------------
Ratification of Management Actions During the Year                              X
--------------------------------------------------------------------------------------------------------------
Ratify Past Issuance of Shares                                                  X
--------------------------------------------------------------------------------------------------------------
Receive Financial Statements and Statutory Reports                              X
--------------------------------------------------------------------------------------------------------------
Receive Shareholders' Committee Report                                          X
--------------------------------------------------------------------------------------------------------------
Reduce Share Ownership Disclosure                                               X
--------------------------------------------------------------------------------------------------------------
Reduce Supermajority Vote Requirement(s)                                        X
--------------------------------------------------------------------------------------------------------------
Reduce/Cancel Share Premium Account                                             X
--------------------------------------------------------------------------------------------------------------
Reimbursement of Proxy Contest Expenses                                         X
--------------------------------------------------------------------------------------------------------------
Reincorporation with an "Anti-takeover" Amendment                                              X
--------------------------------------------------------------------------------------------------------------
Remove Age Restriction for Directors                                            X
--------------------------------------------------------------------------------------------------------------
Remove Anti-takeover Provision(s)                                               X
--------------------------------------------------------------------------------------------------------------
Renew Partial Takeover Provision                                                X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 11

--------------------------------------------------------------------------------------------------------------
Renew Unmarketable Parcels Provision                                            X
--------------------------------------------------------------------------------------------------------------
Repurchase Shares/Tender Exchange Offer                                         X
--------------------------------------------------------------------------------------------------------------
Require Advance Notice/Shareholder Proposals/Nominations                        X
--------------------------------------------------------------------------------------------------------------
Rescind Fair Price Provision                                                    X
--------------------------------------------------------------------------------------------------------------
Restrict Right to Call Special Meeting                                                         X
--------------------------------------------------------------------------------------------------------------
Set Limit for Capital Increases                                                 X
--------------------------------------------------------------------------------------------------------------
Set Number Members/Deputy Member Board                                          X
--------------------------------------------------------------------------------------------------------------
Supermajority Requirement for Repeal of Anti-takeover Amendments                               X
--------------------------------------------------------------------------------------------------------------
Use Capital Authority - Tender/Exchange Offer                                   X
--------------------------------------------------------------------------------------------------------------
Waive Control Share Acquisition Provision                                       X
--------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 12

------------------------------------------------------------------------------------------------------------------
EXHIBIT B:                                                                  FOR          AGAINST          DETAILED
SHAREHOLDER PROPOSALS                                                     PROPOSAL       PROPOSAL          REVIEW
------------------------------------------------------------------------------------------------------------------
Adopt or Provide for Confidential Voting                                      X
------------------------------------------------------------------------------------------------------------------
Allow Representative on Board                                                 X
------------------------------------------------------------------------------------------------------------------
Amend Terms of Existing Poison Pill                                           X
------------------------------------------------------------------------------------------------------------------
Avoid Export of US Jobs (Outsourcing)                                                         X
------------------------------------------------------------------------------------------------------------------
Cease Tobacco-Related Advertising                                                             X
------------------------------------------------------------------------------------------------------------------
Change Date/Time of Annual Meeting                                            X
------------------------------------------------------------------------------------------------------------------
Change Size of Board of Directors                                             X
------------------------------------------------------------------------------------------------------------------
Convert Closed-End Fund to Open-End Fund                                      X
------------------------------------------------------------------------------------------------------------------
Declassify the Board of Directors                                                                             X
------------------------------------------------------------------------------------------------------------------
Do Not Support Abortion-Related Activity                                      X
------------------------------------------------------------------------------------------------------------------
Elect Shareholder-Nominee to Board - Financial/Fiscal  Purpose                X
------------------------------------------------------------------------------------------------------------------
Elect Shareholder-Nominee to Board - Political Purpose                                        X
------------------------------------------------------------------------------------------------------------------
Eliminate Cumulative Voting                                                                   X
------------------------------------------------------------------------------------------------------------------
Eliminate Discretionary Voting/Unmarked Proxies                               X
------------------------------------------------------------------------------------------------------------------
Eliminate Retirement Benefits for Nonexecutive Directors                      X
------------------------------------------------------------------------------------------------------------------
Eliminate/Restrict/Vote on Severance Agreement                                X
------------------------------------------------------------------------------------------------------------------
End Production of Tobacco Products                                                            X
------------------------------------------------------------------------------------------------------------------
Endorse Ceres Principles                                                                      X
------------------------------------------------------------------------------------------------------------------
Establish a Compensation Committee                                            X
------------------------------------------------------------------------------------------------------------------
Establish a Nominating Committee                                              X
------------------------------------------------------------------------------------------------------------------
Establish Director Stock Ownership Requirements                               X
------------------------------------------------------------------------------------------------------------------
Establish Mandatory Retirement Age for Directors                                              X
------------------------------------------------------------------------------------------------------------------
Establish Other Board Committee                                               X
------------------------------------------------------------------------------------------------------------------
Establish Shareholder Advisory Committee                                      X
------------------------------------------------------------------------------------------------------------------
Establish Term Limits for Directors                                                           X
------------------------------------------------------------------------------------------------------------------
Have Majority of Independent Directors                                        X
------------------------------------------------------------------------------------------------------------------
Hire Advisor/Maximize Shareholder Value                                       X
------------------------------------------------------------------------------------------------------------------
Implement or Report on MacBride Principles                                                    X
------------------------------------------------------------------------------------------------------------------
Increase Disclosure of Executive Compensation                                 X
------------------------------------------------------------------------------------------------------------------
Initiate Payment of Cash Dividend                                             X
------------------------------------------------------------------------------------------------------------------
Investigate Proxy Voting History                                              X
------------------------------------------------------------------------------------------------------------------
Limit Committees to Independent Directors                                     X
------------------------------------------------------------------------------------------------------------------
Limit Discretionary Proxy Authority                                           X
------------------------------------------------------------------------------------------------------------------
Limit Executive Compensation                                                                  X
------------------------------------------------------------------------------------------------------------------
Limit Number of Boards a Director Can Sit On                                                  X
------------------------------------------------------------------------------------------------------------------
Liquidate Company Assets/Distribute Proceeds                                  X
------------------------------------------------------------------------------------------------------------------
Opt Out of State Anti-takeover Laws                                           X
------------------------------------------------------------------------------------------------------------------
Phase Out Nuclear Facilities                                                                  X
------------------------------------------------------------------------------------------------------------------
Prepare Environmental Supplement to Annual Report                                             X
------------------------------------------------------------------------------------------------------------------
Prepare Report on Foreign Military Sales                                                      X
------------------------------------------------------------------------------------------------------------------
Prepare Report on Health Care Reform                                                          X
------------------------------------------------------------------------------------------------------------------

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
December 31, 2002
Page 13

--------------------------------------------------------------------------------------------------------------
Prepare Report to Promote EEOC-Related Activity                                               X
--------------------------------------------------------------------------------------------------------------
Prepare Tobacco-Related Report                                                                X
--------------------------------------------------------------------------------------------------------------
Prohibit Contributions to Directors' Charities                                X
--------------------------------------------------------------------------------------------------------------
Prohibit Directors from being Commercially Related to Co.                     X
--------------------------------------------------------------------------------------------------------------
Prohibit Smoking in Company Facilities                                        X
--------------------------------------------------------------------------------------------------------------
Reduce or Eliminate Toxic Wastes or Emissions                                                 X
--------------------------------------------------------------------------------------------------------------
Reduce or Eliminate Use of Chlorine Bleach                                                    X
--------------------------------------------------------------------------------------------------------------
Reduce Supermajority Vote Requirement                                         X
--------------------------------------------------------------------------------------------------------------
Reincorporate in Another State                                                X
--------------------------------------------------------------------------------------------------------------
Remove Anti-takeover Provisions                                               X
--------------------------------------------------------------------------------------------------------------
Remove Existing Directors                                                                     X
--------------------------------------------------------------------------------------------------------------
Report on Alcohol Advertising to Minors                                                       X
--------------------------------------------------------------------------------------------------------------
Report on Bank Lending Policies                                                               X
--------------------------------------------------------------------------------------------------------------
Report on Charitable Contributions                                                            X
--------------------------------------------------------------------------------------------------------------
Report on Economic Conversion of Defense Business                                             X
--------------------------------------------------------------------------------------------------------------
Report on Environmental Liabilities                                                           X
--------------------------------------------------------------------------------------------------------------
Report on Executive Compensation                                                              X
--------------------------------------------------------------------------------------------------------------
Report on Government Service of Employees                                                     X
--------------------------------------------------------------------------------------------------------------
Report on Maquiladora Operations                                                              X
--------------------------------------------------------------------------------------------------------------
Report on NAFTA                                                                               X
--------------------------------------------------------------------------------------------------------------
Report on Political Contributions/Acts                                                        X
--------------------------------------------------------------------------------------------------------------
Require 2 Candidates for Each Board Seat                                                      X
--------------------------------------------------------------------------------------------------------------
Require Director Nominee Qualifications                                       X
--------------------------------------------------------------------------------------------------------------
Require Directors Fees to be Paid in Stock                                                    X
--------------------------------------------------------------------------------------------------------------
Restore Executive Compensation Plan Awards                                    X
--------------------------------------------------------------------------------------------------------------
Restore or Provide for Cumulative Voting                                      X
--------------------------------------------------------------------------------------------------------------
Restore Preemptive Rights of Shareholder                                                      X
--------------------------------------------------------------------------------------------------------------
Rotate Annual Meeting Location                                                                X
--------------------------------------------------------------------------------------------------------------
Seek Sale of Company/Assets                                                                   X
--------------------------------------------------------------------------------------------------------------
Separate Chairman and CEO Positions                                           X
--------------------------------------------------------------------------------------------------------------
Spin Off Tobacco-Related Business                                                             X
--------------------------------------------------------------------------------------------------------------
Submit All Acquisition Offers for Shareholder Vote                                            X
--------------------------------------------------------------------------------------------------------------
Submit Executive Compensation to Vote                                                         X
--------------------------------------------------------------------------------------------------------------
Submit Preferred Stock Issuance to Vote                                                       X
--------------------------------------------------------------------------------------------------------------
Submit Rights Plan to a Vote                                                                  X
--------------------------------------------------------------------------------------------------------------
Terminate Executive Compensation Plan                                                         X
--------------------------------------------------------------------------------------------------------------
Use U.S. Label/Advertising Standard Abroad                                                    X
--------------------------------------------------------------------------------------------------------------

                           UBS GLOBAL ASSET MANAGEMENT

                              CORPORATE GOVERNANCE

                                   PHILOSOPHY

                                VOTING GUIDELINES

                                       AND

                                     POLICY

                                    DRAFT 7.0

                                  8 APRIL 2003

                           UBS GLOBAL ASSET MANAGEMENT
       VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY - VERSION 7.0

                              A. TABLE OF CONTENTS

I. VOTING AND CORPORATE GOVERNANCE POLICY                          1

     A. GENERAL CORPORATE GOVERNANCE BENCHMARKS                    1

     B. PROXY VOTING GUIDELINES - MACRO RATIONALES                 3

     C. PROXY VOTING DISCLOSURE GUIDELINES                         6

     D. PROXY VOTING CONFLICT GUIDELINES                           7

II. VOTING AND CORPORATE GOVERNANCE PROCEDURES                     9

     A. GLOBAL CORPORATE GOVERNANCE COMMITTEE                      9

     B. PROXY VOTING - PROCESS                                    10

     C. TAKING ACTION WITH A COMPANY'S BOARD                      11

     D. PROCEDURES FOR CONTACTING THE MEDIA                       12

     E. RECORDKEEPING                                             13

APPENDICES:  LOCAL VOTING POLICIES:

     - UK / LONDON                                                14
     - AU / SYDNEY                                                16
     - CH / ZURICH                                                18
     - JP / TOKYO                                                 19
     - CA / TORONTO                                               20
     - US / CHICAGO                                               21

                                                                    8 April 2003

                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

I.       VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interest of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

Underlying our voting and corporate governance policies we have three fundamental objectives:

         1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

         2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt. For this reason, we seek full voting discretion from our clients where applicable.

         3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

UBS Global Asset Management believes that good governance practices are an essential element in the stewardship of a corporation. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. In acting on behalf of our clients, our objective is to seek to maximize the value of client investments. To achieve this objective, we have implemented this policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

                   A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

PRINCIPLE 1:  INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

         -        Board exercises judgment independently of management.

         -        Separate Chairman and Chief Executive.

         -        Board has access to senior management members.

         - Board is comprised of a significant number of independent outsiders.

                                                                    8 April 2003

                           UBS GLOBAL ASSET MANAGEMENT
              VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY
                                   VERSION 7.0

         -        Outside directors meet independently.

         -        CEO performance standards are in place.

         -        CEO performance is reviewed annually by the full board.

         -        CEO succession plan is in place.

         -        Board involvement in ratifying major strategic initiatives.

         - Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

         - Board determines necessary board member skills, knowledge and experience.

         - Board conducts the screening and selection process for new directors.

         - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

         - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

         -        Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

         - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

         - Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

         -        Employment contracts should not entrench management.

         - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

         - Executive remuneration should be commensurate with responsibilities and performance.

         - Incentive schemes should align management with shareholder objectives.

         - Employment policies should encourage significant shareholding by management and board members.

         - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

         - Long-term incentives should be linked to transparent long-term performance criteria.

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         - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

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PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

         -        Auditors are approved by shareholders at the annual meeting.

         - Audit, consulting and other fees to the auditor are explicitly disclosed.

         - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

         - Periodic (every 5 years) tender of the audit firm or audit partner.

         B. PROXY VOTING GUIDELINES - MACRO RATIONALES

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period which it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Generally, we will exercise voting rights on behalf of clients in accordance with this policy. However, we may take actions not consistent with this policy when we believe it necessary to act prudently considering the prevailing circumstances, consistent with our obligation to maximize the value of client investments and for the exclusive purpose of benefiting its clients.

Where a client has given specific direction as to how to exercise voting rights on its behalf, we will, to the extent possible, vote in accordance with a client's direction. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost). For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

         GENERAL GUIDELINES

         1. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

         2. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

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         3. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

         4. In general, we oppose proposals, which in our view, act to entrench management.

         5. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

         BOARD OF DIRECTORS & AUDITORS

         6. Although we wish to encourage directors to own shares, we acknowledge that the accumulation of a significant shareholding may need to be phased-in over a period of years in that qualified board members with insufficient liquid funds could otherwise be steered away from board duty.

         7. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

         8. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board; that allow shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies; that permit shareholders to act by written consent; and that limit the bias present when proxy solicitation and contest defense expenses are reimbursed for incumbents but not for dissidents unless they are successful.

         9. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

         COMPENSATION

         10. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

         11. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

         12. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

         13. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market

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                  practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

         14. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes or the re-pricing of options such that management is rewarded for poor performance or further entrenches its position.

         15. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

         GOVERNANCE PROVISIONS

         16. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

         17. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

         18. Any substantial new share issuance should require prior shareholder approval.

         19. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

         20. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

         21. Staggered boards, where directors are elected to overlapping terms, can provide some continuity of oversight. Therefore, we generally do not oppose management's recommendation to implement a staggered board, unless we object to management's handling of a company, or are concerned about the independence of the Board.

         22. We generally support the regular re-election of directors on a rotational basis.

         CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

         23. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

         24. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

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         MERGERS, TENDER OFFERS & PROXY CONTESTS

         25. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

         SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

         26. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

         27. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement. Our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value and we are therefore generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

         ADMINISTRATIVE & OPERATIONS

         28. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

         29. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

                  C. PROXY VOTING DISCLOSURE GUIDELINES

         - Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or other fiduciaries, the manner in which we exercised voting rights on behalf of the client.

         - Upon request, we will inform a client of our intended vote provided the request does not raise a conflict issue due to the client's relationship with the company that has issued the proxy (See Proxy Voting Conflict Guidelines below). Note, however, in some

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                  cases, because of the controversial nature of a particular proxy, our intended vote may not be available until a few days before the deadline. We will make every effort to communicate with our clients effectively on these issues.

         - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions.

         - Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst, proxy voting delegate and Legal and Compliance Department.

         - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

         - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

         - We will inform the company (not their agent) where we have decided to vote against any material resolution at their company.

         - The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

- No personnel in UBS Global Asset Management's marketing, sales or business development departments shall participate in or have influence over how any specific voting rights are exercised.

- UBS Global Asset Management has instituted information barriers designed to separate UBS Global Asset Management from its affiliates engaged in banking and investment banking activities. These information barriers are intended to prevent us from gaining access to inside information that our banking and investment banking affiliates may have acquired or developed in connection with their business activities and vice versa. None of

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         our personnel may disclose information regarding our voting intentions to any banking or investment banking affiliate. Any of our personnel involved in the proxy voting process who are contacted by such an affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.

- Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy as a result of an existing or prospective client or business relationship or otherwise, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote. (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

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II.      VOTING AND CORPORATE GOVERNANCE PROCEDURES

A.       GLOBAL CORPORATE GOVERNANCE COMMITTEE

MEMBERS:

- Global CIO (Chair) and Local CIOs or their equivalents from each office (Chicago, London, Zurich, Tokyo, Toronto & Sydney) or their appointed delegates

-        Representative from Operations

-        Global Head of Legal & Compliance will act as counsel to the Committee

RESPONSIBILITIES:

-        To review, approve and oversee the implementation of this Policy.

- Keep abreast of and share trends in corporate governance and update this policy as necessary.

- To provide a forum for discussing corporate governance issues between regions.

- Coordinate with the Communications group on all corporate or other communication related to global proxy issues.

- Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

-        Engage and oversee any independent proxy voting services being used.

-        Oversee the activities of the Local Corporate Governance Committees.

MEETINGS:

Meetings will be held at least quarterly.

LOCAL CORPORATE GOVERNANCE COMMITTEES

Each office or region as applicable will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:

    -   Relationships with clients and potential clients

    -   Banking and investment banking divisions within UBS

    -   Media sensitive votes

The Local Corporate Governance Committees will set their own agendas and schedule, but should meet at least twice a year on a formal basis.

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MEMBERS:

- Local CIO or equivalent (chair) from each office (Chicago, London, Zurich, Tokyo, Toronto & Sydney) or their appointed delegates

-        Personnel from the Equity group

-        Operations group representative

- A Legal & Compliance group representative will act as counsel to the Committee

RESPONSIBILITIES:

- Keep abreast of and share trends in corporate governance and update local policy as necessary.

- Provide a forum for discussing corporate governance issues within a region.

-        Oversee the proxy voting process.

- Coordinate with the Communications group all corporate or other communication related to local proxy issues.

- Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

-        Interpret this Policy into the local context.

-        Propose additional Macro Rationales at the global and local levels.

-        Review and resolve conflicts of interest.

B.       PROXY VOTING - PROCESS

The Global Corporate Governance Committee, under the chairmanship of the Global CIO, is responsible for our corporate governance policy and proxy voting process.

Given the magnitude of the effort, availability of resources and local customs certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. The Legal & Compliance groups will regularly be brought into the decision making process on complex issues and on issues involving conflicts of interests.

In order to facilitate the process, proxy issues and portfolios are categorized into and assigned an approval escalation level. Details are listed below:

-        PROXIES ARE DIVIDED INTO 2 CATEGORIES:

         -        Active - Companies held in an actively managed portfolio

         - Passive - Companies held in an index, index-like or quantitative portfolio

1.       ACTIVE

-        ISSUES ON PROXIES ARE DIVIDED INTO THREE CATEGORIES:

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         - Sensitive - Requires Analyst, Research Director and Global Chief Investment Officer approval for a vote against management, regardless of guidelines and policy. Requires Analyst, Research Director and Local Chief Investment Officer approval for a vote for management.

         - Ordinary - May be voted by a delegate of the Equity group according to our general guidelines and macro rationales regardless of whether for or against management.

         - Directed - Votes may be effected by a delegate according to specific written client guidelines.

         Votes on proxy issues where we are aware of a conflict of interest require approval of the full Local Corporate Governance Committee as more fully described above in Section I.C. Proxy Voting Conflict Guidelines.

-        SENSITIVE ISSUES

         Sensitive issues are those where we are concerned at the overall governance regime of the company such that we intend to take action to remove board members, support new board candidates not recommended by the existing board or any other controversial issues. Any votes to be made in a manner inconsistent with this Policy, and any votes on matters not covered in this Policy are also considered sensitive.

2.       PASSIVE

         Where we manage portfolios pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for holdings managed pursuant to such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively-managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

BALLOT RECONCILIATION

UBS Global Asset Management's proxy voting personnel will take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority.

C.       PROCEDURES FOR TAKING ACTION WITH A COMPANY'S BOARD

- Where we suspect poor corporate governance may negatively impact the long-term value of the issuer (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

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- Pursuing direct contact with a company's external board or internal company management board members regarding their board responsibilities requires the involvement of the Local Chief Investment Officer.

- If action is considered necessary, we will attempt to arrange an informal meeting with one or more outside directors to gather additional information and learn more about the company's corporate governance practices. The intent of the meeting with outside directors is not to gain private or inside information but to communicate our concerns. If we initiate the meeting, the Global Chief Investment Officer will be informed before any meeting is scheduled.

- If it is determined that appropriate corporate governance practices are not presently nor likely to be put in place, then it may be necessary to:

         -        withdraw our support for the common stock;

         -        communicate with the entire board;

         -        reflect our positions in our proxy vote opportunities; or

         -        contact other shareholders regarding our concerns.

-        When we initiate a formal communication to the board it will include the following:

         - A statement of our belief in the importance of good corporate governance;

         - A listing of areas of deficient governance we believe to exist at the company;

         - A statement that the maintenance of our continued corporate support will be predicated on addressing any deficiencies; and

         - A request for a response as to what actions the board feels is necessary to address our concerns.

D.       PROCEDURES FOR CONTACTING THE MEDIA

It is our policy not to make comments to the media on any issues relating to proxy issues of any individual company. Tasked with managing the assets of clients, we are honor-bound to work in their best interests.

Requests from the media for general information relating to this Policy, comments on Corporate Governance issues relating to a specific security or general, non-specific issues related to Corporate Governance, must be directed to the Regional/Global CIO and the Regional Head of Legal & Compliance or the Business Group General Counsel.

The Regional/Global CIO and the Head of Legal & Compliance or the Business Group General Counsel will determine if there is to be an exception to this policy.

All communication with the media must be coordinated with the Communications Group in accordance with appropriate media policy.

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E.       RECORDKEEPING

UBS Global Asset Management will maintain records of proxies voted. Such records include copies of:

-        Our policies and procedures;

-        Proxy statements received;

-        Votes cast per client;

-        Number of shares voted;

- Communications received and internal documents created that were material to the voting decision;

- A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision; and

- Client requests for proxy voting records and our Policy, as well as our response.

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LOCAL POLICY - UK / LONDON

DIRECTORS' REMUNERATION   Greenbury - Invited to approve all new long     Each on its own merits
AND/OR PENSION            term incentive schemes
ARRANGEMENTS              Greenbury - Shares granted should not vest,
                          and options should not be exercisable, in
                          under three years
                          Greenbury - Total awards potentially
                          available should not be excessive
                          Greenbury - Subject to challenging criteria
                          Greenbury - Consideration should be given to
                          criteria which reflects the company's
                          performance relative to a group of comparator
                          companies in some key variables such as TSR
                          Greenbury -Are grant options phased
                          Greenbury - Executive options are not at a
                          discount
                          ABI - Options should only be granted over the
                          capital of the parent company.
                          ABI - A Scheme should not last more than 10
                          years
                          ABI - All Schemes No more than 10% of share
                          capital should be used in any rolling 10 year
                          period
                          ABI - Executive Schemes No more than 5% of
                          the issued Ordinary share cap in any 10 year
                          period unless these Options are Super-Options
                          Combined Code - Agrees with the
                          recommendations of the Greenbury Code.
                          .
BASIC AUTHORITY FOR       Companies Act - Section 80 provides authority   For Management
DIRECTORS TO ALLOT ANY    for Directors to issue shares
SHARES                    ABI(5) - New issues should not exceed one third
                          of existing issued share
                          capital - taking account amounts reserved for
                          share schemes, warrants or convertible shares

SHARE ALLOTMENT OTHER     Companies Act - Section 89 imposes              For management if issue meets IPC
THAN TO EXISTING          pre-emption (shares must be first offered to    5% guideline
SHAREHOLDERS              existing shareholders on a pro-rata basis)

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                          Companies Act - Section 95 allows
                          dis-application of S89 for issues of shares for cash (but not for assets)
                          IPC - Dis-application of S89 acceptable
                          provided no more than 5% of the issued
                          capital on a non-pre-emptive basis in any one year and no more than 7.5% in the current and preceding 2 years

MARKET PURCHASE OF ITS    ABI(7) -Authority under S166 must be renewed    For Management if criteria is met.
OWN SHARES BY COMPANY     annually; increase in EPS a pre-requisite;
                          approval of preference shareholders
                          necessary; 10% of issued share capital is
                          appropriate
                          Companies Act - Section 166 permits buy-back,
                          S162 must have power for buy-back within
                          articles of assoc.
                          Stock Exchange Yellow book - up to 15% of
                          issued share capital within 12 months
                          permissible. Price must not exceed 105% of
                          market value.

SCRIP DIVIDEND            No guidelines                                   For Management
ALTERNATIVE
ENHANCED SCRIP DIVIDEND   No guidelines                                   Each on its own merits
AMENDMENTS TO ARTICLES    No guidelines                                   For Management
OF ASSOCIATION

SHAREHOLDER RESN.         No guidelines                                   or Management

POLITICAL DONATIONS       Political Parties, Elections and Referendums    For Management if the company
                          Act 2000                                        issues a statement confirming that
                                                                          the donation is not to a political
                                                                          party in the true sense.

                                                                          Against if this statement is not
                                                                          made

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LOCAL POLICY - AUSTRALIA / SYDNEY

AUSTRALIAN MARKET CONVENTIONS AND "BEST PRACTICE"

Board Structure and Quality

Review allocation of work between Board and management (IFSA 9).
Board has majority of independent directors with appropriate skills (IFSA 2). Chairman should be an independent director (IFSA 3) or a lead director to be appointed.
The Board should appoint an audit committee, a remuneration committee and a nomination committee (IFSA 4 and 5).
Generally constituted with a majority of independent directors
Audit committee comprises only non executive directors
Have access to employees and advisers of the company
Entitled to obtain independent professional advice at the company's expense

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)
Before accepting appointment, non-executive directors should be formally advised of the reasons they have been asked to join the Board and given an outline of what the Board expects of them (IFSA 6)
ASX listing rules require director election each year on a one third rotational basis. Company Law sets retirement age at 72 years unless a 75% approval vote is obtained.
Aust Law requires at least 3 directors with at least 2 residing in Australia.

Change of Control Procedures

Major corporate changes, which in substance or effect may impact shareholder equity or erode ownership rights, should be submitted to a vote of shareholders (IFSA 13).
Share repurchase of up to 10% in a 12 month period without shareholder approval. Purchase from a single vendor requires 75% approval.
ASX listing rules require shareholder approval for any disposal or change in control of a company's main undertaking.
Partial takeover provisions may be approved by shareholders but are renewable every 3 years.

Auditors

Fees from non-audit services by an audit firm must be disclosed (pending Aust legislation).
Expanded role for the Financial Reporting Council to oversee audit independence and auditing standards (pending legislation) Compulsory audit partner rotation after 5 years but not rotation of audit firms (pending legislation)
Mandatory audit committees for Top 500 companies (pending legislation). Statement from audit committee that non-audit services are compatible with independence (pending legislation).

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Compensation

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)
The Board should establish and disclose in the annual report a policy to encourage non-executive directors to invest their own capital in the company or to acquire shares from an allocation of a portion of their fees (IFSA 8).
The Board should disclose in the company's annual report its policies on and the quantum and components of remuneration for all directors and each of the 5 highest paid executives (IFSA 10).
All equity participation compensation plans must be approved by shareholders in a special resolution.
Option term maximum is 5 years
Share options must be "expensed" from middle of 2004 (pending legislation)

General Governance

Conduct of meetings - separate motions, form of proxy, adequate notification of meeting, all voting by poll, results of voting disclosed (IFSA 11)

BEST PRACTICE FOR INVESTMENT MANAGERS

Encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholders' interests.
Vote on all material issues.
Written policy on exercising proxy votes and ensure consistently applied
Report proxy votes cast to clients and a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client's interest only.

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LOCAL POLICY - SWITZERLAND / ZURICH

Swiss law does not allow for UBS Global Asset Management Switzerland to vote proxies. This function is managed by the securities operations group of UBS AG (Zurich). The Swiss Code of Obligations allows UBS AG the custodian, the right to vote in accordance with explicit instructions from its clients. In the case where UBS AG has no explicit instructions, the Swiss Code of Obligations, (Article #689), states that UBS AG must vote the proxy based upon general instructions. In the absence of general instructions, the bank must vote in line with the proposals presented by the board of directors.

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LOCAL POLICY - JAPAN / TOKYO

NO LOCAL POLICIES AT THIS TIME

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LOCAL POLICY - CANADA / TORONTO

NO LOCAL POLICIES AT THIS TIME

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LOCAL POLICY - UNITED STATES / CHICAGO

OUR GLOBAL POLICIES ARE OUR LOCAL POLICIES EXCEPT FOR THE FOLLOWING:

General:

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.

I. B. Proxy Voting Guidelines - Macro Rationales

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

                                                                    8 April 2003

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003

INTRODUCTION

Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

1

Takes responsibility for voting client proxies only upon a client's written request.

2

Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5

Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6

Wellington Management Company, llp

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003

Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

Wellington Management Company, llp

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003

7

Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

Wellington Management Company, llp

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003

RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

- Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

- Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

- Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will

Wellington Management Company, llp

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003

resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances

Wellington Management Company, llp

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003

where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Wellington Management Company, llp

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003

INTRODUCTION

Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

-   Election of Directors:                                          For

-   Repeal Classified Board (SP):                                   For

-   Adopt Director Tenure/Retirement Age (SP):                      Against

-   Minimum Stock Ownership by Directors (SP):                      Case-by-Case

-   Adopt Director & Officer Indemnification:                       For

-   Allow Special Interest Representation to Board (SP):            Against

-   Require Board Independence (SP):                                For

-   Require Board Committees to be Independent (SP):                For

-   Require a Separation of Chair and CEO or Require a Lead         Case-by-Case
    Director (SP):

Wellington Management Company, llp

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003

-   Boards not Amending Policies That are Supported by a            Withhold
    Majority of Shareholders:                                       vote*

    *   on all Directors seeking election the following year

-   Approve Directors' Fees:                                        For

-   Approve Bonuses for Retiring Directors:                         For

-   Elect Supervisory Board/Corporate Assembly:                     For

MANAGEMENT COMPENSATION

-   Adopt/Amend Stock Option Plans:                                 Case-by-Case

-   Adopt/Amend Employee Stock Purchase Plans:                      For

-   Eliminate Golden Parachutes (SP):                               For

-   Expense Future Stock Options (SP):                              For

-   Shareholder Approval of All Stock Option Plans (SP):            For

-   Shareholder Approval of Future Severance Agreements             For
    Covering Senior Executives (SP):

-   Recommend Senior Executives Own and Hold Company Stock,         For
    not Including Options (SP):

-   Disclose All Executive Compensation (SP):                       For

REPORTING OF RESULTS

-   Approve Financial Statements:                                   For

-   Set Dividends and Allocate Profits:                             For

-   Limit Non-Audit Services Provided by Auditors (SP):             For

-   Ratify Selection of Auditors and Set Their Fees:                For

Wellington Management Company, llp

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003

-   Elect Statutory Auditors:                                       For

SHAREHOLDER VOTING RIGHTS

-   Adopt Cumulative Voting (SP):                                   Against

-   Redeem or Vote on Poison Pill (SP):                             For

-   Authorize Blank Check Preferred Stock:                          Against

-   Eliminate Right to Call a Special Meeting:                      Against

-   Increase Supermajority Vote Requirement:                        Against

-   Adopt Anti-Greenmail Provision:                                 For

-   Restore Preemptive Rights:                                      Case-by-Case

-   Adopt Confidential Voting (SP):                                 For

-   Approve Unequal Voting Rights:                                  Against

-   Remove Right to Act by Written Consent:                         Against

-   Approve Binding Shareholder Proposals:                          Case-by-Case

CAPITAL STRUCTURE

-   Increase Authorized Common Stock:                               Case-by-Case

-   Approve Merger or Acquisition:                                  Case-by-Case

-   Approve Technical Amendments to Charter:                        Case-by-Case

-   Opt Out of State Takeover Statutes:                             For

-   Consider Non-Financial Effects of Mergers:                      Against

-   Authorize Share Repurchase:                                     For

-   Authorize Trade in Company Stock:                               For

Wellington Management Company, llp

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003

-   Issue Debt Instruments:                                         For

SOCIAL ISSUES

-   Endorse the Ceres Principles (SP):                              Case-by-Case

-   Disclose Political and PAC Gifts (SP):                          For

-   Require Adoption of International Labor Organization's          Case-by-Case
    Fair Labor Principles (SP):

MISCELLANEOUS

-   Approve Other Business:                                         Abstain

-   Approve Reincorporation:                                        Case-by-Case

Wellington Management Company, llp

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                                  PROXY VOTING
                              POLICY AND PROCEDURES

A.       POLICY STATEMENT

Introduction - This section sets forth Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients for whom Morgan Stanley Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, and Morgan Stanley Investments LLP, (each an "MSIM Affiliate" and collectively the "MSIM Affiliates") provide discretionary Investment Management services and for whom an MSIM Affiliate has the explicit authority to vote their proxies. The policy and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not provide for the MSIM Affiliate to vote proxies. (Note: the standard Investment Management Agreements provide that each MSIM Affiliate will vote proxies). When voting proxies for client accounts, the MSIM Affiliates' primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, each MSIM Affiliate will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate generally seeks to comply with such policy to the extent it would not be inconsistent with ERISA or the fiduciary responsibility of the MSIM Affiliate.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that nonroutine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and nonroutine issues are an important part of the process.

Institutional Shareholder Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") has been retained as an expert in the proxy voting and corporate governance area. ISS is an independent investment adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

Voting Proxies for Foreign Companies - While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on a MSIM Affiliate's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions.

While ISS has been retained to provide assistance to the MSIM Affiliates in voting their clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, each MSIM Affiliate may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the MSIM Affiliate believes its clients will derive by voting on the company's proposal, the MSIM Affiliate may decide not to attempt to vote at the meeting.

GENERAL PROXY VOTING GUIDELINES

It is the policy of the MSIM Affiliates in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients.

To ensure consistency in voting proxies on behalf of its clients, the MSIM Affiliates utilize the proxy voting guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates may, however, vote in a manner that is contrary to the following general guidelines if it believes that they would be in their clients' best interest to do so.

GUIDELINES

I.       MANAGEMENT PROPOSALS:

         A. When voting on routine ballot items, certain management sponsored proposals are generally voted in support of management. These items include:

                  -        Selection or ratification of auditors

                  - Approval of financial statements, director and auditor reports

                  -        Election of Directors

                  - Limiting Directors' liability and broadening indemnification of Directors

                  - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

                  - Recommendations to set retirement ages or require specific levels of stock ownership by Directors

                  -        General updating/corrective amendments to the charter

                  -        Elimination of cumulative voting

                  -        Elimination of preemptive rights

                  - Provisions for confidential voting and independent tabulation of voting results

                  - Proposals related to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting

         A. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management:

                  Capitalization changes

                  - Capitalization changes which eliminate other classes of stock and voting rights

                  - Proposals to increase the authorization of existing classes of stock if a clear and legitimate business purpose is stated and the number of shares requested is reasonable in relation to the purpose for which authorization is requested

                  - Proposals to increase the authorization of existing classes of stock that do not exceed a 100% increase of shares authorized provided that at least 30% of the new authorization will be outstanding

                  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

                  - Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

                  - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

                  - Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

                  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount of the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase coincides with the proxy guidelines for common stock increases

                  Compensation

                  - Award Director fees unless the amounts are excessive relative to other companies in the country or industry

                  - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees

                  - Establishment of Employee Stock Option Plans and other employee ownership plans

         Anti-Takeover Proposals

                  - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws

                  - Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders

                  -        Ratification of poison pills

         A. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against, notwithstanding management support:

                  - Capitalization changes which add classes of stock which substantially dilute the voting interests of existing shareholders

                  - Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or supervoting rights

                  -        Creation of blank check preferred stock

                  - Changes in capitalization by 100% or more where management does not offer an appropriate rationale or that are contrary to the best interests of existing shareholders

                  - Compensation proposals that allow for discounted stock options which have not been offered to employees in general

                  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

                  - Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

                  - Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

                  - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

                  -        Proposals to indemnify auditors

         D. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted on a case-by-case basis:

                  Corporate Transactions

                  - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. For all cases, the ISS analysis will be used along with the internal company-specific knowledge and expertise within the MSIM Affiliates

                  - Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria:

                  (i)      Whether the stock option plan is incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

II.      SHAREHOLDER PROPOSALS:

         A.       The following shareholder proposals are generally supported:

                  - Requiring Auditors to attend the annual meeting of shareholders

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

         A. The following shareholder proposals are handled on a case by case basis:

         -        Proposals which limit tenure of directors

         -        Proposals to limit golden parachutes

         - Proposals requiring directors to own large amounts of stock to be eligible for election

         -        Restoring cumulative voting in the election of directors

         - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

         - Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

         - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

         - Proposals which require inappropriate endorsements or corporate actions

         - Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

         - Proposals which limit retirement benefits or executive compensation.

         -        Requiring shareholder approval for Bylaw or charter amendments

         - Requiring shareholder approval for shareholder rights plan or poison pill

         -        Requiring shareholder approval of golden parachutes

         -        Confidential voting

         -        Elimination of certain anti-takeover related provisions

         -        Reduction or elimination of supermajority vote requirements

         -        Prohibit payment of greenmail

B.       OPERATING PROCEDURES

Once a MSIM Affiliate has determined that it has the responsibility for voting a client's proxies, the MSIM Affiliate must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that each MSIM Affiliate satisfies its proxy voting obligations:

1) The Compliance Department at each MSIM Affiliate is responsible for identifying the clients for whom the MSIM Affiliate is required to vote proxies.

2) The Compliance Department or Corporate Actions Department (depending upon location of the MSIM Affiliate) will notify ISS of all new client accounts that have delegated proxy voting authorization to each MSIM Affiliate. In addition, the Compliance Department/Corporate Actions Department will notify ISS of any changes to existing client accounts. Compliance/Corporate Actions will provide all necessary information to ISS in order to facilitate ISS tracking the clients' proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with clients' account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted the MSIM Affiliate clients' proxies.

3) ISS will reconcile the share amounts reflected on the proxy ballot to the "electronic client holdings list", that is sent by each MSIM Affiliate on a bi-weekly basis, to ensure it has received the correct number of shares that MSIM Affiliates are entitled to vote. If there appears to be a material discrepancy, ISS will notify the Compliance Department/Corporate Actions Department who will then internally confirm the account's total number of eligible shares. If the ballot is incorrect, ISS will contact the account's Custodian, Automatic Data Processing ("ADP") or the Transfer Agent to request a missing ballot or a corrected ballot that includes the missing number of shares that are eligible to vote.

4) Once ISS has reconciled the votable share amounts, it will electronically vote the proxy ballots in accordance with the MSIM Proxy Policy. Proxies generally will be voted one to two weeks prior to the meeting date. Any votes that override the MSIM Proxy Policy must be received by ISS no later than five days prior to the meeting date.

5) Proxy issues not addressed in the MSIM Proxy Policy or that ISS is unable to provide a recommendation with respect to, will be forwarded to the Compliance Department as soon as possible to ensure a timely turnaround of the proxy. The Compliance Department will forward the proxy to the appropriate Portfolio Manager(s) who is responsible for the investment. In coordination with senior management and the Compliance Department, the proxy proposal(s) will be discussed in order to determine the appropriate manner in which to vote on such proposal(s).

6) The Compliance Department is responsible for notifying the appropriate Portfolio Manager(s) on a weekly basis, of ISS recommendations on all non-routine proposals as well as upcoming special or extraordinary meetings. If no response is received from the Portfolio Manager(s), then the vote will be cast in accordance with the recommendation of ISS. The Portfolio Manager(s) will decide whether to accept or override the ISS recommendations. If the Portfolio Manager(s) wishes to override, the portfolio manager shall submit the request in writing and the CIO, or the CIO's designee, and the Compliance Department will review the proposed vote to determine if it is consistent with the standards set forth herein.

7) Where the same security is held by two or more client accounts which are managed by different portfolio managers, or which are subject to client-specific voting policies, and the vote on any matter for one client account differs from the vote for another client account, the Compliance Department/Corporate Actions Department shall promptly notify the portfolio managers who may wish to confer and reconsider their opposing votes. If the portfolio managers believe that their respective opposing votes are appropriate in view of the investment objectives and strategies of their respective client account, the Compliance Department/Corporate Actions Department shall request that the portfolio managers obtain written approval for their opposing votes from MSIM CIO, or his designee, who shall either approve the opposing votes or cast the same vote on behalf of the client accounts concerned.

8) Portfolio Managers are responsible for informing the Compliance Department/Corporate Actions Department if they become aware of situations where Morgan Stanley & Co. is advising a company on a particular corporate action. Portfolio Managers must inform the Compliance Department/Corporate Actions Department of such situations due to a potential conflict of interest relating to the manner in which a MSIM Affiliate will vote. Such matters will be addressed by Senior Management and the Compliance Department.

9) ISS will maintain a record of the manner in which it exercised its voting discretion and forward a summary report to the Compliance Department/Corporate Actions Department. This report shall include the name of the MSDW Investment Management client account, issuer name, CUSIP number, record date, meeting date, shares voted, proxy proposals, management recommendations, and votes cast. The Compliance Department/Corporate Actions Department will maintain this report for a period of at least six years.

10) The Compliance Department/Corporate Actions Department will be responsible for responding to client requests for a proxy voting record that identifies the manner in which each MSIM Affiliate voted such clients' proxies.

* * *